   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 28, 2006

                                                     REGISTRATION NOS. 333-83074
                                                                       811-21038
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A
                        REGISTRATION STATEMENT UNDER            [ ]
                           THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO.            [ ]
                       POST-EFFECTIVE AMENDMENT NO. 7           [X]
                                       AND
                        REGISTRATION STATEMENT UNDER            [ ]
                       THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 9                  [X]


                          MLIG VARIABLE INSURANCE TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            1300 MERRILL LYNCH DRIVE
                              PENNINGTON, NJ 08534
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (609) 274-5395
                                ----------------


                                                                               COPY TO:
                 BARRY G. SKOLNICK, ESQ.                                 STEPHEN E. ROTH, ESQ.
    SENIOR VICE PRESIDENT AND GENERAL COUNSEL                       SUTHERLAND ASBILL & BRENNAN LLP
          MERRILL LYNCH LIFE INSURANCE COMPANY                      1275 PENNSYLVANIA AVENUE, N.W.
                1300 MERRILL LYNCH DRIVE                                 WASHINGTON, DC 20004
                  PENNINGTON, NJ 08534
         (NAME AND ADDRESS OF AGENT FOR SERVICE)


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
[ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485
[X] ON MAY 1, 2006 PURSUANT TO PARAGRAPH (b) OF RULE 485
[ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485
[ ] ON [DATE] PURSUANT TO PARAGRAPH (a)(1) OF RULE 485
[ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
[ ] ON [DATE] PURSUANT TO PARAGRAPH (a)(2) OF RULE 485


IF APPROPRIATE, CHECK THE FOLLOWING BOX:
[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                                ----------------

               Title of Securities: Shares of Beneficial Interest

                         MLIG VARIABLE INSURANCE TRUST

                                   PROSPECTUS

                                  May 1, 2006

                   ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
                    ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
               ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
                   ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
                    ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
                  ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
                   ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO
                        ROSZEL/DELAWARE TREND PORTFOLIO
              ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO*
                  ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

Shares of each Portfolio are offered exclusively to certain registered separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") as funding vehicles for certain variable annuity and variable life insurance contracts ("variable contracts") issued by them. Shares are not offered directly to the public.

An investment in a Portfolio of the Trust is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Trust involves investment risks, including possible loss of principal.

* The Roszel/JPMorgan Multi-Cap Market Neutral Portfolio will become available on or about June 30, 2006.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF
    THE TRUST OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                 Page
                                                                 ----
INTRODUCTION................................................       1
  Roszel/Marsico Large Cap Growth Portfolio.................       4
  Roszel/Lord Abbett Affiliated Portfolio...................       6
  Roszel/Allianz CCM Capital Appreciation Portfolio.........       8
  Roszel/Lord Abbett Mid Cap Value Portfolio................      10
  Roszel/Seligman Mid Cap Growth Portfolio..................      12
  Roszel/Allianz NFJ Small Cap Value Portfolio..............      14
  Roszel/JPMorgan Small Cap Growth Portfolio................      16
  Roszel/Delaware Trend Portfolio...........................      18
  Roszel/JPMorgan Multi-Cap Market Neutral Portfolio........      20
  Roszel/Lord Abbett Bond Debenture Portfolio...............      22
FEES AND EXPENSES...........................................      24
INFORMATION ABOUT THE RISKS OF CERTAIN INVESTMENTS AND
  INVESTMENT TECHNIQUES.....................................      26
INVESTMENT MANAGEMENT.......................................      30
OTHER INFORMATION...........................................      35
FINANCIAL HIGHLIGHTS........................................      39
SERVICE PROVIDERS...........................................      49
APPENDIX....................................................      50
OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST............  Back Cover

                                  INTRODUCTION

This prospectus describes ten Portfolios offered by the Trust. Each Portfolio is a separate investment portfolio or mutual fund and has its own investment objective, investment strategies, restrictions, and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective and investors should not consider any one Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective of each Portfolio, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Trust's board of trustees without shareholder approval. Certain investment restrictions described in the Statement of Additional Information are fundamental and may only be changed with shareholder approval.

Notwithstanding its investment objective, each Portfolio may, for temporary defensive purposes, invest all of its assets in cash and/or money market instruments. To the extent that a Portfolio adopts a temporary defensive position, the Portfolio may not achieve its investment objective.

GENERAL DISCUSSION OF RISKS

Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.

EQUITY SECURITIES. In general, the values of equity securities fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as market risk. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to financial risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease.

INCOME-BEARING SECURITIES. In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Credit risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Portfolio to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

STYLE RISK. Portfolios with Advisers that use either a VALUE INVESTING or a GROWTH INVESTING style, entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Portfolios, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Portfolio's VALUE INVESTING or GROWTH INVESTING style falls out of favor with investors for a period of time.

TERMS USED IN THIS PROSPECTUS

ADVISER: The Trust's investment manager, Roszel Advisors, LLC or any subadviser retained by it.

BOTTOM UP: An approach to portfolio management that emphasizes the analysis of company-specific factors that are likely to influence the prospects of particular companies and the returns of their securities. Portfolio construction depends mostly on individual security selection.

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN GOVERNMENT DEBT SECURITIES: Securities issued or guaranteed by a foreign government or its agencies or instrumentalities.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States,
(3) companies having their principal business operations outside of the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

GOVERNMENT SECURITIES: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

HIGH-GRADE SECURITIES: Securities rated, at the time of purchase, in the three highest categories by a nationally-recognized statistical rating organization ("NRSRO") (e.g., A or higher by Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P")) or unrated securities that the Adviser determines are of comparable quality.

INCOME-BEARING SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other securities that pay dividends.

INVESTMENT GRADE SECURITIES: Securities rated, at the time of purchase, in the four highest categories by an NRSRO (e.g., Baa or higher by Moody's or BBB or higher by S&P) or unrated securities that the Adviser determines are of comparable quality.

LARGE CAPITALIZATION: Large capitalization means securities with a market capitalization falling within the range represented by the Russell 1000(R) Index. As of March 31, 2006 this range was between approximately $688 million and $387 billion. The average market capitalization of such securities was approximately $81.9 billion and the median market capitalization was approximately $5.31 billion.

LOWER-RATED SECURITIES: Securities rated, at the time of purchase, lower than investment grade by an NRSRO, or unrated securities that the Adviser determines are of comparable quality. Lower-Rated Securities are subject to above-average market risk and financial risk and are commonly referred to as "junk bonds."

MID CAPITALIZATION: Mid capitalization means securities with a market capitalization falling within the range represented by the Russell Midcap(R) Index. As of March 31, 2006 this range was between approximately $688 million and $22.1 billion. The average market capitalization of such securities was approximately $8.36 billion and the median market capitalization was approximately $4.15 billion.

NON-DOLLAR SECURITIES:  Securities denominated or quoted in foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal market conditions, it invests at least 80% of its net assets (plus borrowings for investment) in such securities.

SAI: The Trust's statement of additional information which contains additional information about the Trust and the Portfolios.

SMALL CAPITALIZATION: Small capitalization means securities with a market capitalization falling within the range represented by the Russell 2000(R) Index. As of March 31, 2006 this range was between approximately $23 million and $5.37 billion. The average market capitalization of such securities was approximately $1.31 billion and the median market capitalization was approximately $662 million.

TOP DOWN: An approach to portfolio management that emphasizes the analysis of the economic factors that influence performance of the markets and of particular sectors of the economy or industries and the financial markets. Portfolio construction depends mostly on a view of how such factors may affect individual companies and securities.

VALUE INVESTING: A portfolio management style that involves seeking securities that:

     - Exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);

     - Can be acquired for less than what an Adviser believes is the issuer's intrinsic value; or

     - Appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to an Adviser to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that an Adviser believes has potential for significant future earnings growth, but has not performed well in the recent past. Such companies include ones undergoing management changes, corporate or asset restructuring or having significantly undervalued assets. For most Advisers, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about, and qualitative analysis of, such companies and issuers. Identifying issuers whose securities are undervalued in light of qualitative factors, involves quantitative analysis focusing on financial ratios and other measures of values.

GROWTH INVESTING. A portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Generally such securities are those of issuers with strong business franchises and favorable long-term growth prospects. Often such issuers are companies with a strong competitive position within their industry or a competitive position within a very strong industry. For most Advisers, growth investing entails analyzing the quality of an issuer's earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources). For many Advisers, growth investing means analyzing issuers as if they are buying the company or its business, not simply trading its securities. For some Advisers, growth investing also may involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

ADVISERS

Roszel Advisors, LLC ("Roszel Advisors") is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining Advisers to manage the assets of each Portfolio according to its investment objective and strategies. The Adviser for each Portfolio is identified near the top of the page describing the Portfolio. From time to time, Roszel Advisors may change a Portfolio's Adviser. For more detailed information about Roszel Advisors and the other Advisers, see "Investment Management."

                   ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The Portfolio is managed by Marsico Capital Management, LLC.


PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?


The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have earnings growth potential. Typically such securities are those with a market capitalization of at least $4 billion. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional securities at times such as when the Adviser is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. Generally, no more than 8% of the Portfolio's total assets (at time of purchase) is invested in the securities of any single issuer.



The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to combine "top-down" macroeconomic analysis with "bottom-up" stock selection. Using the "top-down" approach, the Adviser considers such macroeconomic factors as interest rates, inflation, demographics, regulatory environment and the global competitive landscape to identify sectors, industries and companies that may benefit from overall trends it observes. The Adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. The Adviser uses a "bottom up" process to determine whether or not a particular company may be a suitable investment. In doing this the Adviser may focus on any of a number of different attributes, including: specific market expertise or dominance, franchise durability and pricing power, strength of fundamentals, strength and ethics of management, commitment to shareholder interests, and reasonableness of valuations in the context of projected growth rates. The Portfolio's performance benchmark is the Russell 1000 Growth Index.



The Portfolio may invest up to 15% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).


PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS and NON-DOLLAR SECURITIES, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


[MARSICO LCG GRAPH]


2003                                                      26.40%
2004                                                       4.53%
2005                                                       2.92%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                      Roszel/Marsico Large Cap
                                                           Growth Portfolio*          2.92%       5.84%
                                                      ---------------------------------------------------
                                                      Russell 1000 Growth Index       5.27%       8.29%
                                                      ---------------------------------------------------
                                                      S&P 500 Index                   4.91%       8.79%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 13.90% (quarter ended June 30, 2003) and lowest return for a quarter was -6.03% (quarter ended September 30, 2004).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL 1000 GROWTH INDEX measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.
---------------


* Formerly Roszel/Seneca Large Cap Growth Portfolio. The Portfolio was renamed as of July 1, 2005 to reflect a change in its subadviser.

                    ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation and income.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES of seasoned U.S. and multinational companies that the Adviser believes are undervalued by the market. Generally, such companies are those with capitalizations at the time of purchase that fall within the market capitalization range of companies in the Russell 1000 Index. This range varies daily.

The Adviser uses a VALUE INVESTING style. The Adviser's approach is to invest in stocks selling at reasonable prices in relation to the Adviser's assessment of their potential value. The Adviser generally sells a stock when it has reached the Adviser's valuation target or when its issuer seems less likely to benefit from the current market and economic environment or shows deteriorating fundamentals. The Portfolio's performance benchmark is the Russell 1000 Value Index.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that emphasize investments in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[LORD ABBETT AFFILIATED GRAPH]


2004                                                      11.27%
2005                                                       3.18%



ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on May 1, 2003                   (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Lord Abbett
                                                           Affiliated Portfolio        3.18%     13.15%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                  4.91%     14.29%
                                                      ---------------------------------------------------
                                                        Russell 1000 Value Index       7.05%     18.34%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 12.44% (quarter ended December 31, 2003) and lowest return for a quarter was -2.64% (quarter ended March 31, 2005).


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on May 1, 2003. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.


The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

The RUSSELL 1000 VALUE INDEX measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                    ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION
                                   PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Cadence Capital Management LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing at least 65% of its total assets in LARGE CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates. Generally such securities are those of well-established issuers with strong business franchises and favorable long-term growth prospects.

The Adviser uses a style that combines favorable growth prospects with attractive valuations, or a "growth at a reasonable price" strategy. The Adviser seeks to consistently achieve a favorable balance of growth and value characteristics for the Portfolio with stocks of companies in the Russell 1000 Index and the S&P 500 Index. The Adviser screens such companies for a series of quantitative growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time and the company's history of meeting earnings targets as well as ratios that often reveal value, such as price-to-earnings, price-to-book and price-to-cash flow. The Adviser then selects individual stocks by subjecting the most promising issuers in the screened universe to a rigorous analysis of qualitative factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The Adviser looks to sell a stock when its price declines relative to all stocks in the Portfolio's capitalization range or to companies in the same business sector or when its issuer's earnings decline. A stock may also be sold if its weighting in the Portfolio becomes excessive (normally above 2% of the Portfolio's investments). The Portfolio's performance benchmark is the S&P 500 Index.

The Portfolio may invest up to 10% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[ALLIANZ CCM CAP GRAPH]


2004                                                      12.80%
2005                                                       9.42%



ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on May 1, 2003                   (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Allianz CCM Capital
                                                           Appreciation Portfolio      9.42%     15.24%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                  4.91%     14.29%
                                                      ---------------------------------------------------
                                                        Russell 1000 Index             6.27%     15.42%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 11.81% (quarter ended December 31, 2004) and lowest return for a quarter was -1.90% (quarter ended September 30, 2004).


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on May 1, 2003. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.


The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

The RUSSELL 1000 INDEX measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                   ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in MID CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market.


The Adviser uses a VALUE INVESTING style. The Adviser's approach is to invest in MID CAPITALIZATION securities. Generally, such companies are those with capitalizations at the time of purchase that fall within the market capitalization range of companies in the Russell Midcap Index. This range varies daily. The Adviser emphasizes qualitative analysis of companies and seeks to identify those whose securities have the potential for significant market appreciation due to growing recognition or anticipation of improvement in their financial results. Often these are companies where one or more catalysts exist that are likely to increase its earnings over the next several years. Such catalysts include:


- changes in economic and financial environment
- new or improved products or services
- new or rapidly expanding markets
- changes in management or structure of the company
- price increases for the company's products or services
- improved efficiencies resulting from new technologies or changes in distribution
- changes in government regulations, political climate or competitive conditions.

The Adviser's "sell discipline" revolves around the catalyst running its course or diminishing in effect rather than quantitative factors.

The Portfolio's performance benchmark is the Russell Midcap Value Index.

The Portfolio may invest up to 20% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in either INCOME-BEARING SECURITIES or LARGE CAPITALIZATION EQUITY SECURITIES. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[LORD ABBETT MCV GRAPH]


2003                                                      24.71%
2004                                                      23.77%
2005                                                       8.23%



ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Lord Abbett Mid Cap
                                                           Value Portfolio             8.23%     12.50%
                                                      ---------------------------------------------------
                                                        Russell Midcap Value Index    12.65%     16.18%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                  4.91%      8.79%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 15.60% (quarter ended June 30, 2003) and lowest return for a quarter was -8.63% (quarter ended March 31, 2003).


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.


The RUSSELL MIDCAP VALUE INDEX measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                    ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by J. & W. Seligman & Co. Incorporated.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in MID CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to screen companies using both quantitative and qualitative analysis. The Adviser screens companies for past growth in sales and earnings, as well as a strong balance sheet. In selecting individual securities, the Adviser looks to identify companies that it believes display one or more of the following:

- Positive supply and demand outlook for its industry
- Track record of high earnings growth rates
- Strong management
- Multiple product lines
- Potential for improvement in operations that could be a catalyst for growth in revenues and/or earnings
- Attractive valuation relative to anticipated earnings growth

The Portfolio may from time to time, invest in a variety of INCOME-BEARING SECURITIES. The Portfolio's performance benchmark is the Russell Midcap Growth Index.

The Portfolio may invest up to 10% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in either INCOME-BEARING SECURITIES or LARGE CAPITALIZATION EQUITY SECURITIES. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[SELIGMAN MCG GRAPH]


2003                                                      33.33%
2004                                                       8.57%
2005                                                      11.95%



ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Seligman Mid Cap
                                                          Growth Portfolio            11.95%     12.01%
                                                      ---------------------------------------------------
                                                        Russell Midcap Growth Index   12.10%     15.79%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                  4.91%      8.79%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 14.18% (quarter ended December 31, 2003) and lowest return for a quarter was -7.44% (quarter ended September 30, 2004).


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.


The RUSSELL MIDCAP GROWTH INDEX measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                  ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by NFJ Investment Group L.P.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in SMALL CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market.


The Adviser uses a VALUE INVESTING style. The Adviser screens SMALL CAPITALIZATION stocks to identify around 500 that it believes are undervalued. The portfolio selection universe is comprised of companies that pay dividends. The screening is done using traditional quantitative and qualitative factors evaluated both on a relative basis (compared to securities of issuers in the same industry) and on an "absolute" basis (compared to the overall market). The Adviser then narrows its field using further quantitative analysis of factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analyst's earnings-per-share estimates) and liquidity. The Adviser generally tries to maintain about 100 stocks in equal amounts in the Portfolio. The Portfolio's performance benchmark is the Russell 2000 Value Index.


The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value, this Portfolio typically experiences greater volatility over time than funds that invest primarily in EQUITY SECURITIES of larger companies or funds that invest in equity securities representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[ALLIANZ SCV GRAPH]


2003                                                      33.19%
2004                                                      22.83%
2005                                                      11.78%



ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Allianz NFJ Small
                                                           Cap Value Portfolio        11.78%     16.70%
                                                      ---------------------------------------------------
                                                        Russell 2000 Value Index       4.71%     13.21%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                  4.91%      8.79%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 16.07% (quarter ended June 30, 2003) and lowest return for a quarter was -4.72% (quarter ended March 31, 2003).


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.


The RUSSELL 2000 VALUE INDEX measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                   ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The Portfolio is managed by JPMorgan Investment Management Inc.


PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in SMALL CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.


The Adviser uses a GROWTH INVESTING style. The Portfolio generally holds securities with market capitalizations within the capitalization range of its performance benchmark, the Russell 2000 Growth Index. The Adviser focuses on SMALL CAPITALIZATION securities of issuers with strong earnings prospects that are increasing their market share. The Adviser emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics. Qualitative factors that the Adviser looks for include dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage. The Portfolio is more broadly diversified than many of its peers and maintains investments in all sectors of its performance benchmark.


The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in EQUITY SECURITIES representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[JPMORGAN SCG GRAPH]


2003                                                      37.06%
2004                                                       9.01%
2005                                                       6.41%



ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/JPMorgan Small Cap
                                                           Growth Portfolio           6.41%       8.98%
                                                      ---------------------------------------------------
                                                        S&P Small Cap 600/Barra
                                                           Growth Index*              8.97%      15.14%
                                                      ---------------------------------------------------
                                                        Russell 2000 Growth Index     4.15%      12.11%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 4.91%       8.79%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 16.38% (quarter ended June 30, 2003) and lowest return for a quarter was -5.66% (quarter ended September 30, 2004).


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.


The S&P SMALL CAP 600/BARRA GROWTH INDEX is constructed by dividing the stocks in the S&P 500 Index according to a single attribute: price-to-book ratio. The Index represents companies with higher price-to-book ratios.


The RUSSELL 2000 GROWTH INDEX measures the performance of the small-cap growth segment of the U.S. equity universe.


The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

* As of December 31, 2005, the S&P Small Cap 600/Barra Growth Index was discontinued. As a result, the Portfolio's benchmark was changed to the Russell 2000 Growth Index.

                        ROSZEL/DELAWARE TREND PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.


PORTFOLIO MANAGEMENT
The Portfolio is managed by Delaware Management Company.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?


The Portfolio pursues its investment objective by investing at least 65% of its total assets in SMALL CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.


The Adviser uses a GROWTH INVESTING style. The Adviser seeks small companies that offer substantial opportunities for long-term price appreciation because they are poised to benefit from changing and dominant social and political trends. The Adviser evaluates a company's management, product development and sales and earnings. The Adviser uses a "bottom-up" approach for this evaluation and seeks market leaders, strong product cycles, innovative concepts and industry trends.


The Adviser believes that companies in the early stages of their development often offer the greatest opportunities for rising stock prices and that the key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. To do this, the Adviser relies on its own research to study:


     - the operational history of the company;


     - its strategic focus; and


     - its competitive environment.


The Adviser also looks at price-to-earnings ratios, estimated growth rates, market capitalization and cash flows to determine how attractive a company is relative to other companies.


Because there is added risk when investing in small companies, which may still be in their early developmental stages, the Adviser seeks a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries. The Portfolio's performance benchmark is the Russell 2500 Growth Index.


As small companies grow, the securities of some may increase in value beyond SMALL CAPITALIZATION, however, the Adviser may hold such securities until it believes they have reached their growth potential.


The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).


PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?


As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in EQUITY SECURITIES representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.


To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.


These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[ROSZEL/DELAWARE TREND GRAPH]


2004                                                      11.54%
2005                                                       4.74%



ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on May 1, 2003                   (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Delaware
                                                           Trend Portfolio            4.74%      14.87%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 4.91%      14.29%
                                                      ---------------------------------------------------
                                                        Russell 2500 Growth Index     8.17%      22.64%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 11.22% (quarter ended December 31, 2003) and lowest return for a quarter was -9.33% (quarter ended March 31, 2005).


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on May 1, 2003. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.


The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

The RUSSELL 2500 GROWTH INDEX measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

              ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO*

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation and preservation.

PORTFOLIO MANAGEMENT

The Portfolio is managed by JPMorgan Investment Management, Inc.


PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objectives?

The Portfolio pursues its investment objective by using strategies designed to produce returns that have no correlation with general domestic market performance. More specifically, the Portfolio seeks to "neutralize" exposure to general domestic market risk by primarily investing in equity securities (i.e., taking a long position) of companies that the Adviser finds attractive and selling short equity securities of companies that it considers unattractive.


The Adviser uses a multi-style approach, meaning that it may invest across different industries, sectors and capitalization levels, using both VALUE INVESTING and GROWTH INVESTING styles. In order to offset the effects of general domestic equity market movements (or movements within one or more market sectors) on its performance, the Portfolio generally maintains approximately equal value exposure in its long and short positions. The Portfolio uses the return on three-month Treasury bills as its benchmark.



To determine the attractiveness of an issuer, the Adviser uses a proprietary stock selection model that collects quantitative and qualitative investment data designed to evaluate the relative attractiveness of stocks. The stock selection model considers valuation factors such as discounted cash flows and financial ratios, as well as data relating to an issuer's fundamental financial health including revisions of earnings estimates and working capital management. The model takes into account quantitative calculations with qualitative scores for issuers of approximately 1,100 to 1,300 highly liquid equity securities and ranks them from the most attractive to the least attractive. The Adviser seeks to enhance the Portfolio's return by purchasing the equity securities of the most attractive issuers while selling short the equity securities of the least attractive issuers.



The Portfolio's investment strategies will generally lead it to engage in active and frequent trading of portfolio securities and portfolio turnover may vary greatly from year to year or over different periods within a year. The Portfolio anticipates a portfolio turnover rate over 100%; well above that of most other mutual funds.


PRINCIPAL RISKS
What are the risks of investing in this Portfolio?

Because the Portfolio seeks to neutralize its exposure to domestic markets for EQUITY SECURITIES, it likely will be subject to less market risk than other Portfolios investing primarily in EQUITY SECURITIES. However, the strategies used to pursue the Portfolio's objectives may fail to produce the intended result. The use of long and short positions may not succeed in limiting the Portfolio's exposure to general domestic equity market movements (or movements within one or more market sectors). This strategy involves complex securities transactions that entail risks different than direct investment in EQUITY SECURITIES. As a result, loss of money is a significant risk of investing in this Portfolio and the Portfolio is intended for investors who plan to invest for at least three years and who are able and willing to assume the risks of this type of Portfolio.


* The Roszel/JPMorgan Multi-Cap Market Neutral Portfolio will become available on or about June 30, 2006.

To the extent that the Portfolio invests in higher-risk securities or engages in higher-risk investment techniques, it takes on additional risks that could adversely affect its performance. For example, short sales of equity securities entail significant risks. In particular, the potential for the Portfolio to lose money on a short sale is unlimited because the loss increases as the price of the security sold short increases, and the price may rise indefinitely. Due to its ability to invest in or sell short SMALL CAPITALIZATION and MID CAPITALIZATION EQUITY SECURITIES, the Portfolio typically experiences greater volatility than funds that invest largely in large capitalization securities or income-bearing securities. Securities issued by small companies and mid-size companies may be less liquid than those issued by larger, more established companies.

The risks associated with short sales and other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section "Information About The Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
Performance Information is not available for this Portfolio since it is new. Performance information will be available once the Portfolio has completed one year of operations.

                  ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks a high total return through both income and capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio invests PRIMARILY in a wide variety of INCOME-BEARING SECURITIES including convertible bonds and debt securities with equity warrants. At least 20% of the Portfolios' total assets are invested in a combination of INVESTMENT GRADE SECURITIES, GOVERNMENT SECURITIES and MONEY MARKET INSTRUMENTS. As to the remainder of the Portfolio, there are no credit quality limitations and up to 80% of the Portfolio's total assets may be invested in LOWER-RATED DEBT SECURITIES. The Adviser focuses on high yield debt securities, from which it attempts to obtain both high income and reasonable capital appreciation. Nonetheless, at various times the Adviser may shift substantial portions of the Portfolio's assets into other types of INCOME-BEARING SECURITIES so as to change the character of the Portfolio. For example, it could invest substantial amounts in convertible bonds or other INCOME-BEARING SECURITIES having equity characteristics. The Portfolio's performance benchmark is the Merrill Lynch U.S. High Yield Master II Index.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts), including those located in countries with emerging economies or securities markets and NON-DOLLAR SECURITIES.

A detailed description of rating categories is contained in the SAI.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with most income mutual funds, the Portfolio is subject to interest rate risk. Other factors may affect the market price and yield of the Portfolio's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a significant risk of investing in this Portfolio. Because the Portfolio invests largely in LOWER-RATED SECURITIES it is subject to considerable credit risk and income volatility as well as some prepayment/ extension risk. LOWER-RATED SECURITIES are of lower quality (sometimes substantially lower) and therefore are commonly referred to as "junk bonds." To the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.


These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


[LORD ABBETT BD GRAPH]



2003                                                      17.02%
2004                                                       8.14%
2005                                                       2.23%



ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Lord Abbett Bond
                                                           Debenture Portfolio        2.23%       9.36%
                                                      ---------------------------------------------------
                                                        Merrill Lynch U.S. High
                                                           Yield Master II Index      2.74%      12.57%
                                                      ---------------------------------------------------
                                                        Merrill Lynch U.S. Domestic
                                                           Master Bond Index          2.56%       5.01%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 6.73% (quarter ended June 30, 2003) and lowest return for a quarter was -2.15% (quarter ended March 31, 2005).


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.


The MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX consists of all
U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.

The MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                               FEES AND EXPENSES

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Portfolios.

     SHAREHOLDER FEES (DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)

Maximum Sales Charge Imposed on Purchases (percentage of
  offering price)...........................................  N/A
Maximum Deferred Sales Charge...............................  N/A
Maximum Sales Charge Imposed on Reinvested Dividends and
  Other Distributions.......................................  N/A
Redemption Fee..............................................  N/A
Exchange Fee................................................  N/A

Shareholder fees do not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

      ANNUAL PORTFOLIO OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)

                                                                      TOTAL
                                                                     ANNUAL
                                                                    PORTFOLIO
                                            MANAGEMENT    OTHER     OPERATING        EXPENSE          NET
                                               FEES      EXPENSES   EXPENSES    REIMBURSEMENTS(1)   EXPENSES
                                            ----------   --------   ---------   -----------------   --------
Roszel/Marsico Large Cap Growth
  Portfolio...............................     0.80%       1.30%      2.10%           1.00%           1.10%
Roszel/Lord Abbett Affiliated Portfolio...     0.80%       0.40%      1.20%           0.10%           1.10%
Roszel/Allianz CCM Capital Appreciation
  Portfolio...............................     0.80%       0.27%      1.07%             --            1.07%
Roszel/Lord Abbett Mid Cap Value
  Portfolio...............................     0.85%       0.30%      1.15%             --            1.15%
Roszel/Seligman Mid Cap Growth
  Portfolio...............................     0.85%       0.34%      1.19%           0.04%           1.15%
Roszel/Allianz NFJ Small Cap Value
  Portfolio...............................     0.85%       0.30%      1.15%             --            1.15%
Roszel/JPMorgan Small Cap Growth
  Portfolio...............................     0.95%       0.31%      1.26%           0.01%           1.25%
Roszel/Delaware Trend Portfolio...........     0.85%       0.35%      1.20%           0.05%           1.15%
Roszel/JPMorgan Multi-Cap Market Neutral
  Portfolio...............................     1.50%       0.35%      1.85%             --            1.85%
Roszel/Lord Abbett Bond Debenture
  Portfolio...............................     0.80%       0.59%      1.39%           0.29%           1.10%

---------------

(1) The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The expense limitation agreement is effective through April 30, 2007, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees.

EXAMPLE

The following example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The costs would be the same if you do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same except for the expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Roszel/Marsico Large Cap Growth Portfolio...................   $112     $561     $1,037     $2,352
Roszel/Lord Abbett Affiliated Portfolio.....................   $112     $371     $  650     $1,446
Roszel/Allianz CCM Capital Appreciation Portfolio...........   $109     $340     $  590     $1,306
Roszel/Lord Abbett Mid Cap Value Portfolio..................   $117     $365     $  633     $1,398
Roszel/Seligman Mid Cap Growth Portfolio....................   $117     $374     $  650     $1,440
Roszel/Allianz NFJ Small Cap Value Portfolio................   $117     $365     $  633     $1,398
Roszel/JPMorgan Small Cap Growth Portfolio..................   $127     $399     $  691     $1,522
Roszel/Delaware Trend Portfolio.............................   $117     $376     $  655     $1,450
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio..........   $188     $582     $1,001     $2,169
Roszel/Lord Abbett Bond Debenture Portfolio.................   $112     $412     $  733     $1,643


The example does not reflect sales charges (loads) on reinvested dividends and other distributions because the Portfolios do not impose sales charges. The example does not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

                     INFORMATION ABOUT THE RISKS OF CERTAIN
                     INVESTMENTS AND INVESTMENT TECHNIQUES

GOVERNMENT SECURITIES

Each Portfolio may invest in GOVERNMENT SECURITIES. GOVERNMENT SECURITIES include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. GOVERNMENT SECURITIES may be supported by the: (a) full faith credit of the U.S. Treasury,
(2) right of the issuer to borrow from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the issuer, or (d) only the credit of the issuer. GOVERNMENT SECURITIES also include Treasury receipts, zero coupon bonds and other stripped GOVERNMENT SECURITIES, where the principal and interest components of the stripped GOVERNMENT SECURITIES are traded independently. Certain Portfolios also may invest in custody receipts that evidence ownership of future interest payments, principal payments, or both, on certain GOVERNMENT SECURITIES. For certain securities law purposes, custody receipts are not considered GOVERNMENT SECURITIES.

GOVERNMENT SECURITIES generally entail interest rate risk comparable with other HIGH-GRADE SECURITIES although, at times, certain stripped GOVERNMENT SECURITIES may entail a greater degree of interest rate risk. GOVERNMENT SECURITIES in categories (a) and (b) entail virtually no credit risk, while those in categories (c) and (d) and stripped GOVERNMENT SECURITIES entail a small degree of such risk. Except for mortgage-backed GOVERNMENT SECURITIES, GOVERNMENT SECURITIES do not entail prepayment or extension risk.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, certain Portfolios may purchase and sell option contracts, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a Portfolio to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a Portfolio to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

Advisers also use these techniques to manage risk by hedging a Portfolio's portfolio investments. Hedging techniques may not always be available to the Portfolios; and it may not always be feasible for an Adviser to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Portfolio could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expects. As a result, the use of these techniques may result in losses to a Portfolio or increase volatility in a Portfolio's performance.

SECURITIES OF FOREIGN ISSUERS

The Portfolios may invest in SECURITIES OF FOREIGN ISSUERS as part of their principal investment strategy. Some of these Portfolios also may invest in NON-DOLLAR SECURITIES.

Investments in the SECURITIES OF FOREIGN ISSUERS or investments in NON-DOLLAR SECURITIES involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some FOREIGN ISSUERS may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

FOREIGN ISSUERS are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a FOREIGN ISSUER than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

SMALL CAPITALIZATION COMPANIES

The Portfolios whose investment strategy includes investment in securities of SMALL CAPITALIZATION companies do so as part of their principal investment strategy.

Historically, SMALL CAPITALIZATION stocks, including stocks of recently organized companies, have been more volatile in price than the larger market capitalization stocks. As a result, investing in the securities of such companies involves greater risk and the possibility of greater price volatility. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are more thinly traded than those of larger companies and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with SMALL CAPITALIZATION SECURITIES are often higher than those with larger capitalizations.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS


Certain of the Portfolios may purchase newly-issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.

At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.

SHORT SALES

As part of its principal investment strategy, the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio may take substantial short positions. Selling a security "short" (i.e., taking a short position in a security) means borrowing the security from a lender and then selling it to third party. An investor, such as a Portfolio, taking a short position in security then attempts to complete or close the transaction at a later date by purchasing the same security in the market and "returning" it to the lender. If the investor closes the transaction by purchasing the security at a price lower than the price for which it sold the security to the third party, a profit results; however, if the investor closes the transaction by purchasing the security at a price higher than the price for which it sold the security to the third party, the result is a loss.

Short sales of securities involve significant risks. In order to establish a short position in a security, a Portfolio must first borrow the security from a broker or other financial institution. A Portfolio may not always be able to borrow a particular security at a particular time at an acceptable price. Therefore, there is the risk that at certain times or as to certain securities a Portfolio will be unable to implement an investment strategy based on short sales due to the lack of available securities. Similarly, because a Portfolio can only close out a short position by purchasing the security in the market and returning it to the lender, the Portfolio may not be able to close short positions at a particular time if it cannot purchase the security at that time at an acceptable price. This risk is compounded by the fact that the lender may demand the immediate return of the security and thereby prematurely force the Portfolio to close the position. Further, if other short sellers of a particular security want to close out their positions at the same time as a Portfolio wants to close out its position, demand for that security may exceed supply for some period of time. This is called a "short squeeze" and it increases the likelihood that the Portfolio will need to replace the borrowed security at an unfavorable price. In the event that a Portfolio must close out a short position at a time when it is unable to purchase the security in the market at a reasonable price or borrow the security from another lender, it must pay the lender an amount equal to the cost of purchasing the security on the market.

The Portfolio incurs a loss on a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Portfolio replaces the security because the Portfolio is required to pay more to replace the security than the amount it received when it sold the security to the third party. The potential loss on a short sale is unlimited because the loss increases as the market value of the security increases and there is no limit on how much that value may increase.

Short sales involve certain costs. A Portfolio must repay to a lender an amount equal to any dividends or interest that accrue while the loan of a security is outstanding. To borrow the security, the Portfolio also may have to pay a premium. A Portfolio will incur transaction costs when effecting short sales. When maintaining a short position in a security, a Portfolio will segregate other assets (i.e., earmark them in the Trust's custody account in a manner that prevents them from being sold or pledged as collateral) in an amount equal on a daily basis to market value of the borrowed security.

LOWER-RATED INCOME BEARING SECURITIES

As part of its principal investment strategy, Roszel/Lord Abbett Bond Debenture Portfolio may invest a substantial portion of its assets in high-yielding INCOME-BEARING SECURITIES rated below INVESTMENT GRADE. Other Portfolios also may invest in below investment grade securities, but not as a principal investment strategy. Securities rated below INVESTMENT GRADE are commonly known as "junk bonds." These LOWER-RATED SECURITIES are, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such LOWER-RATED SECURITIES also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding LOWER-RATED SECURITIES may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of LOWER-RATED SECURITIES adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it may be required to seek recovery upon a default in the payment of principal or interest on its INCOME-BEARING SECURITIES. Although some risk is inherent in all securities, holders of INCOME-BEARING SECURITIES have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in EQUITY SECURITIES of the same issuer.

LOWER-RATED SECURITIES may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue LOWER-RATED SECURITIES are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with INVESTMENT GRADE SECURITIES. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of LOWER-RATED SECURITIES may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of LOWER-RATED SECURITIES because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

LOWER-RATED SECURITIES frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.

A Portfolio may have difficulty disposing of certain LOWER-RATED SECURITIES for which there is a thin trading market. Because not all dealers maintain markets in all LOWER-RATED SECURITIES, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for LOWER-RATED SECURITIES, it is generally not as liquid as that for INVESTMENT GRADE SECURITIES. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio's ability to dispose of them when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

It is likely that a major economic recession could severely affect the market for and the values of LOWER-RATED SECURITIES, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

A Portfolio may acquire LOWER-RATED SECURITIES that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The SAI contains more information about the risks of restricted securities. A Portfolio may acquire LOWER-RATED SECURITIES during an initial offering. Such securities involve special risks because they are new issues.

Additional information regarding the rating categories for INCOME-BEARING SECURITIES appears in the appendix of the SAI.


SWAP AND SIMILAR TRANSACTIONS



The Roszel/Lord Abbett Bond Debenture Portfolio also may enter into swap transactions for hedging or for investment purposes. The Portfolio may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. These transactions are not expected to be a principal strategy of the Portfolio.



The Portfolio may enter into credit default swaps, receiving one or more premium payments in exchange for the agreement to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other "credit event". Alternatively, the Portfolio may agree to pay premiums and receive such credit protection.



These transactions involve investment techniques and risks that are different from ordinary portfolio securities transactions. They may involve a small investment of cash compared to the risk assumed, but are generally collateralized by cash or government securities based on the excess of the value of the Portfolio's required payments over the value of its counterparty's required payments. Conversely, the Portfolio may require collateral from counterparties on a comparable basis, unless satisfied with the claims paying ability of the counterparty.


                             INVESTMENT MANAGEMENT

ROSZEL ADVISORS

Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining additional Advisers to manage the assets of each Portfolio. Roszel Advisors, at its own expense, furnishes the Trust with officers, clerical services and other personnel, as well as office space, facilities and equipment necessary to administer the business affairs of the Trust. Likewise, Roszel Advisors retains and supervises third-party service providers paid by the Trust to perform certain operational functions. These include J.P. Morgan Investor Services Co., the Trust's administrator, which is responsible for, among other tasks, the valuation of each Portfolio's assets and other accounting functions.

Roszel Advisors uses a "manager of managers" approach to selecting and supervising specialist Advisers to manage the investment portfolios of each Portfolio. Roszel Advisors selects Advisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Advisers. Roszel Advisors does not anticipate frequent changes in Advisers. The Trust's board of trustees reviews and approves Roszel Advisors's selection or dismissal of Advisers. In the event of a change in a Portfolio's Adviser, variable contract owners invested in that Portfolio will be sent an information statement providing information about the new Adviser within 90 days of such change.


A discussion regarding the basis for the board of trustees approval of the investment advisory and subadvisory agreements is available in the Trust's semi-annual report to shareholders for the period ended June 30th.


MANAGEMENT FEES

The following table shows the annual management fee rate paid to Roszel Advisors by each Portfolio.


                                                                 ANNUAL RATE
                                                               (AS PERCENTAGE
                                                                 OF AVERAGE
                         PORTFOLIO                            DAILY NET ASSETS)
                         ---------                            -----------------
Roszel/Marsico Large Cap Growth Portfolio...................        0.80%
Roszel/Lord Abbett Affiliated Portfolio.....................        0.80%
Roszel/Allianz CCM Capital Appreciation Portfolio...........        0.80%
Roszel/Lord Abbett Mid Cap Value Portfolio..................        0.85%
Roszel/Seligman Mid Cap Growth Portfolio....................        0.85%
Roszel/Allianz NFJ Small Cap Value Portfolio................        0.85%
Roszel/JPMorgan Small Cap Growth Portfolio..................        0.95%
Roszel/Delaware Trend Portfolio.............................        0.85%
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio..........        1.50%
Roszel/Lord Abbett Bond Debenture Portfolio.................        0.80%

OTHER ADVISERS

Each Portfolio is managed by an Adviser selected by Roszel Advisors to bring specific asset management style expertise strategy to the management of that Portfolio. The table below summarizes the background data with respect to the Adviser that manages each Portfolio's assets.


MARSICO CAPITAL MANAGEMENT, LLC        ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO


1200 17(th) Street, Suite 1600


Denver, Colorado 80202



Marsico Capital Management, LLC was registered in September of 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico has approximately $63 billion in assets under management as of December 31, 2005.



Thomas F. Marsico is the Chief Investment Officer of Marsico Capital and manages the Roszel/Marsico Large Cap Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Mr. Marsico holds a B.A. from the University of Colorado and an M.B.A. from the University of Denver.


LORD, ABBETT & CO. LLC                   ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
90 Hudson Street
Jersey City, NJ 07302-3973


Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $101 billion in 54 mutual fund portfolios and other advisory accounts, as of December 31, 2005.


Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of the Roszel/Lord Abbett Affiliated Portfolio. Eli M. Salzmann, Partner and Director of Large Cap Value Equity Management, and Sholom Dinsky, Partner and Large Cap Value Portfolio Manager, head the team. Messrs. Salzmann and Dinsky are jointly and primarily responsible for the day-to-day management of the Portfolio.

Eli M. Salzmann, Partner and Director of Large Cap Value Equity Management, jointly manages the Portfolio. He joined Lord, Abbett & Co. LLC in 1997 from Mutual of America where he was a portfolio manager and analyst. Mr. Salzmann has a B.A. from Princeton University and a M.B.A. from New York University.

Sholom Dinsky, Partner and Large Cap Value Portfolio Manager, jointly manages the Portfolio. Mr. Dinsky joined Lord, Abbett & Co. LLC in 2000. He previously worked at Prudential Asset Management where he served as a managing director. Mr. Dinsky has a B.B.A. from City College of New York-Baruch School of Business and a M.A. from Northwestern University.


Kenneth G. Fuller CFA, Partner and Portfolio Manager, is a senior member of the investment team. Mr. Fuller joined Lord Abbett in 2002 from Manley Fuller Asset Management, L.P. where he was Founder and Principal. Mr. Fuller received a BBA from Temple University and an MBA from Columbia University.


CADENCE CAPITAL MANAGEMENT LLC ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO 1345 Avenue of the Americas
New York, NY 10105


Cadence Capital Management LLC, located at 265 Franklin Street, 11th Floor, Boston, MA, provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence Capital Management LLC, commenced operations in 1988. Accounts managed by Cadence Capital Management LLC had combined assets as of December 31, 2005 of approximately $7 billion.

William B. Bannick, Managing Director, Executive Vice President and Chief Investment Officer at Cadence Capital Management LLC, jointly manages the Portfolio. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1992.


Robert L. Fitzpatrick, Managing Director and Portfolio Manager, jointly manages the Portfolio. Mr. Fitzpatrick covers the hardware side of the Technology industry, including semiconductors, computers, other equipment and telecommunications and manages separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1999.


LORD, ABBETT & CO. LLC                ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
90 Hudson Street
11th Floor
Jersey City, NJ 07302


Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $101 billion in 54 mutual fund portfolios and other advisory accounts, as of December 31, 2005.



Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of the Roszel/Lord Abbett Mid-Cap Portfolio. Edward K. von der Linde, Partner and Portfolio Manager, heads the team. The other senior members of the team are Eileen Banko, Howard E. Hansen, and David G. Builder. Messrs. von der Linde and Hansen are primarily and jointly responsible for the day-to-day management of the Portfolio.



Edward K. von der Linde, Partner and Portfolio Manager, heads the team. Mr. von der Linde joined Lord, Abbett & Co. LLC in 1988. Before that, he was as an investment analyst at New York Life Insurance Company. He has a B.A. from Lake Forest College in International Relations and a M.B.A. in Finance from New York University.



Howard E. Hansen, CFA, Partner and Portfolio Manager, Mid-Cap Value Fund, joined Lord Abbett in 1995. Mr. Hansen received his MBA from Columbia University and his BS from Clarkson University.



Eileen K. Banko, Equity Analyst, joined Lord Abbett in 1990. She received a BA in Economics at the George Washington University in 1989 and an MBA in Finance from New York University's Stern School of Business in 1998.



David G. Builder, Equity Analyst, joined Lord Abbett in 1998. Mr. Builder received both a BS and MS in Mechanical Engineering from Rensselaer Polytechnic Institute and an MBA in Finance from Columbia Business School.


J. & W. SELIGMAN & CO. INCORPORATED     ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
100 Park Avenue
New York, NY 10017


J. & W. Seligman & Co. Incorporated, founded in 1864, provides management and advisory services to institutional clients and individuals. Additionally, it manages Tri-Continental Corporation, the largest publicly traded, diversified closed-end investment company in the United States, and two closed-end municipal bond funds which are traded on the New York Stock Exchange. J. & W. Seligman & Co. Incorporated had assets of approximately $19 billion under management as of December 31, 2005.



Marion S. Schultheis, managing director of J. & W. Seligman & Co. Incorporated, manages the Portfolio. Ms. Schultheis, who joined J. & W. Seligman & Co. Incorporated in 1998, has more than 20 years of investment experience. Ms. Schultheis has an M.B.A. in Finance from the University of Minnesota and a B.A. in Mathematics from Rutgers University.

NFJ INVESTMENT GROUP L.P.           ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105-4800


NFJ Investment Group L.P., located at 2100 Ross, Suite 1840, Dallas, TX, provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ Investment Group L.P., commenced operations in 1989. Accounts managed by NFJ Investment Group L.P. had assets as of December 31, 2005 of approximately $20 billion.



Paul A. Magnuson, Managing Director. Mr. Magnuson is the senior research analyst and a portfolio manager with over 20 years' experience in equity analysis and portfolio management. He currently manages the Small-Cap Value and Value investment products for NFJ. Prior to joining NFJ Investment Group in 1992, Mr. Magnuson was an assistant vice president at NationsBank which he joined in 1985. Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984.



E. Clifton Hoover, Jr., CFA, Managing Director. Mr. Hoover is a portfolio manager and currently manages the Allianz NFJ Small Cap Value Fund and the Allianz NFJ Dividend Value Fund. He has over 20 years' experience in financial analysis and portfolio management. Prior to joining NFJ Investment Group in 1997, he was a vice president at Credit Lyonnais and was responsible for the financial analysis and portfolio management of a diversified portfolio. He began his career as a financial analyst with NationsBank in 1985. Mr. Hoover received his BBA and MBA from Texas Tech University in 1984 and 1985, respectively.



JPMORGAN INVESTMENT MANAGEMENT INC.             ROSZEL/JPMORGAN SMALL CAP GROWTH

                                                                       PORTFOLIO
522 Fifth Avenue
New York, NY 10036


JPMorgan Investment Management Inc. ("JPMorgan") offers a wide range of services to governmental, institutional, corporate and individual customers, and acts as an investment adviser to individual and institutional clients. JPMorgan, an indirect wholly-owned subsidiary of J.P. Morgan Chase and Co., is a publicly-traded bank holding company. As of December 31, 2005, JPMorgan and its affiliates had approximately $847 billion in assets under management.



Eytan M. Shapiro, Managing Director, joined the firm in 1985 and is a portfolio manager in the U.S. Equity Group. He is responsible for managing the U.S. small cap growth strategy, which includes the JPMorgan Small Cap Growth Fund, JPMorgan Dynamic Small Cap Fund, and the JPMF US Small Cap Growth Fund. Prior to joining the small cap team in 1992, Eytan worked as a portfolio manager in the firm's Hong Kong office. He had previously been an investment analyst at Philips & Drew in London. Eytan holds a BSc in economics from City University, London, an MPhil in economics from Oxford University, and an NASD Series 66 license. He is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a CFA charterholder.


DELAWARE MANAGEMENT COMPANY                      ROSZEL/DELAWARE TREND PORTFOLIO
2005 Market Street
Philadelphia, PA 19103-7094


Delaware Management Company, a series of Delaware Management Business Trust, and its affiliates had approximately $117 billion in assets under management as of December 31, 2005.



Marshall T. Bassett, Steven G. Catricks, Barry S. Gladstein, Christopher M. Holland, Steven T. Lampe, Matthew Todorow, Rudy D. Torrijos III and Lori P. Wachs have primary responsibility for making day-to-day investment decisions for the Fund.



Marshall T. Bassett -- Senior Vice President/Chief Investment
Officer -- Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Bassett has managed the Fund since July 2001.



Steven G. Catricks, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also worked at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and is a member of the Institute of Electrical and Electronics Engineers. Mr. Catricks is a CFA charterholder and has managed the Fund since August 2005.



Barry S. Gladstein, Vice President/Portfolio Manager, joined Delaware Investments in 1995. Before joining Delaware Investments, Mr. Gladstein was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from the University of Pennsylvania's Wharton School. Mr. Gladstein is a CFA charterholder and has managed the Fund since August 2005.



Christopher M. Holland, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University. Mr. Holland has managed the Fund since August 2005.



Steven T. Lampe, Vice President/Portfolio Manager, joined Delaware Investments in 1995. He received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He previously served as a manager at PriceWaterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant and has been managing the Fund since July 2001.



Matthew Todorow, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management. Mr. Todorow has managed the Fund since August 2004.



Rudy D. Torrijos III, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co., International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager. Mr. Torrijos earned a bachelor's degree in applied mathematics/economics from Harvard University. He has managed the Fund since August 2005.



Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental studies. Ms. Wachs has managed the Fund since July 2001.



JPMORGAN INVESTMENT MANAGEMENT INC.     ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL

                                                                       PORTFOLIO

522 Fifth Avenue


New York, NY 10036



JPMorgan Investment Management Inc. ("JPMorgan") offers a wide range of services to governmental, institutional, corporate and individual customers, and acts as an investment adviser to individual and institutional clients. JPMorgan, an indirect wholly-owned subsidiary of J.P. Morgan Chase and Co., is a publicly-traded bank holding company. As of December 31, 2005, JPMorgan and its affiliates had approximately $847 billion in assets under management.


The Portfolio is managed by a portfolio manager teamed with quantitative analysts. The quantitative analysts play an important role in developing and refining the stock selection model and implementing the model to generate evaluations, while the portfolio manager determines strategy, industry weightings, Portfolio holdings, and cash positions.


Bala Iyer, Ph.D., CFA, is the portfolio manager for the Portfolio, as well as the leader of the Quantitative Team. Since 1995, Dr. Iyer has served as the director of quantitative research for JPMorgan Investment Management Inc. Prior to 1995, Dr. Iyer served as a portfolio manager and an analyst at Zaske, Sarafa & Associates and as an equity analyst at NBD Bank in Detroit, Michigan.


LORD, ABBETT & CO. LLC               ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
90 Hudson Street
11th Floor
Jersey City, NJ 07302


Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $101 billion in 54 mutual fund portfolios and other advisory accounts, as of December 31, 2005.



Christopher J. Towle, CFA and Partner and Portfolio Manager, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord, Abbett & Co. LLC in 1987. Prior to that, he was Assistant Vice President and Portfolio Manager at the American International Group. Mr. Towle has a B.A. in Economics from Rutgers University.


The SAI provides additional information about the Portfolio Manager(s)' compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)' ownership of shares of the Portfolios to the extent applicable.


                               OTHER INFORMATION


PURCHASE AND REDEMPTION OF SHARES

Shares of the Trust are not offered directly to the general public. The Trust currently offers shares of the Trust to separate accounts of MLLIC and MLLICNY as funding vehicles for certain variable contracts issued through the separate accounts. When shares of the Trust are offered as a funding vehicle for variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account accompanies this prospectus.

Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value without sales or redemption charges.

For each day on which a Portfolio's net asset value is calculated, the separate accounts transmit to the Trust any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the board of trustees of the Trust will monitor the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then MLLIC or MLLICNY will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, then MLLIC or MLLICNY might withdraw its separate accounts' investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.

  Policy on Disruptive Trading

Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the separate accounts if such sales are not in the Trust's or appropriate Portfolio's best interests. For example, the Trust may reject purchase orders from separate accounts when such orders are part of a pattern of large purchases and redemptions that reflect the net efforts of variable contract owners to time the market or arbitrage the changing value of a Portfolio's assets between daily pricings.

The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any Portfolio that may disrupt orderly management of the Portfolio's investment portfolio ("DISRUPTIVE TRADING"). As investment vehicles for variable contracts, which are designed as long-term investments, the Portfolios are not appropriate for "market timing" or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any Portfolio or market sector. Such practices often disrupt the orderly management of a Portfolio's investment portfolio by, among other things:

     - requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings.

     - necessitating premature liquidation of certain investments at unfavorable prices.

     - increasing brokerage commissions and other portfolio transaction expenses.

Likewise, arbitrage of the changing value of a Portfolio's assets between daily pricing often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurers.

The Trust's board of trustees has adopted policies and procedures reasonably designed to detect and deter DISRUPTIVE TRADING. The Trust's policies include:
(1) a policy of not knowingly accommodating contract owner transactions that result in DISRUPTIVE TRADING, (2) a policy of applying any future restrictions on the volume or number of purchases of Portfolio shares uniformly to all separate accounts without exception, and (3) a policy permitting procedures to vary among Portfolios provided that procedures related to restrictions on the volume or number of purchases of shares for a particular Portfolio apply uniformly to all separate accounts investing in the Portfolio. At the current time, the procedures do not include specific restrictions on the volume or number of purchases of any Portfolio's shares.

Though each separate account typically either purchases or redeems shares of its corresponding Portfolio each day, the Trust does not consider such transactions disruptive to a Portfolio unless they are large in relation to the Portfolio's size and not the random result of net variable contact owner transactions in a separate account. However, the Trust considers large purchases or redemptions of shares resulting from contract owners engaging in: (1) "market timing," (2) arbitrage based on the lag between the time the value of certain portfolio investments changes and the time the portfolio computes its net asset value, or
(3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount of a separate account to another, to be DISRUPTIVE TRADING and will take appropriate action to deter such trading including adoption of specific procedures appropriate to the circumstances. Current procedures include ones designed to ensure that each separate account has effective policies and procedures operating to identify and deter DISRUPTIVE TRADING by owners of variable contracts issued through it. If required by applicable law or deemed advisable by the Trust's board of trustees, the Trust may adopt redemption fees for shares of one or more Portfolios. In addition to adopting procedures, the Trust may take other actions to stop DISRUPTIVE TRADING such as ceasing sales of additional shares of one or more Portfolios to a separate account through which offending contract owners are operating. In such an event, all other owners of contracts issued through that separate account would be disadvantaged. With the exception of restrictions on the volume or number of share purchases, procedures adopted or actions taken to deter DISRUPTIVE TRADING may be particular to the separate account in question and be the subject of negotiation with the separate account's sponsoring insurance company, the Trust may not take such action on a uniform basis for all separate accounts.

Although the Trust will endeavor to ensure that each separate account can and does identify and deter DISRUPTIVE TRADING by its variable contract owners, it cannot control their efforts or guarantee their success at deterrence. Therefore, an investment in any of the Portfolios is subject to the risks of DISRUPTIVE TRADING.

  Special Compensation Arrangements

Roszel Advisors may pay amounts to MLLIC or MLLICNY from its own resources. These payments are meant to compensate the insurance companies for part of the administrative expense of maintaining accounts for and communicating with owners of variable contracts.

  Contract Owner Voting Rights


With regard to Portfolio matters for which the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote, MLLIC and MLLICNY vote such shares in accordance with instructions received from the owners of variable contracts having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio's fundamental investment restrictions). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by MLLIC and MLLICNY for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Such proportional voting may result in a relatively small number of contract owners determining the outcome of a vote.


PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is available in the SAI.

DISTRIBUTIONS AND TAX INFORMATION

  Income Dividends and Capital Gains Distribution

The Roszel/Lord Abbett Bond Debenture Portfolio intends to distribute substantially all of its net investment income monthly. Each of the other Portfolios intends to distribute substantially all of its net investment income annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio's net asset value.

  Taxes

For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986 as amended ("Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. By so qualifying, a Portfolio should have little or no liability for federal income taxes if it distributes substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of the Trust, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

CALCULATING SHARE VALUE

Portfolio shares are sold at net asset value ("NAV"). The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share for each Portfolio is determined by adding the value of the Portfolio's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio's outstanding shares.

A Portfolio's portfolio securities are valued most often on the basis of market quotations. SECURITIES OF FOREIGN ISSUERS generally are valued on the basis of quotations from the primary market in which they are traded. Some INCOME-BEARING SECURITIES are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.


If quotations are not readily available for a portfolio, or if an Adviser believes that a quotation or other market price for a portfolio security does not represent its fair value, Roszel Advisors may value the security using procedures approved by the Trust's board of trustees that are designed to establish its "fair" value. Under the fair value procedures, if the Trust's accounting agent cannot readily obtain a quotation for a security from an approved pricing source, it refers the matter to Roszel Advisor's Valuation Committee to determine the fair value of the security. Likewise, when a subadviser believes that a quoted price, or a price provided by an approved pricing source is incorrect or does not reflect the fair value of a security, it may refer the matter to the Valuation Committee to determine the fair value. The Valuation Committee follows different protocols for different types of securities and circumstances.


The fair value procedures may be used to value any security held by any Portfolio in the appropriate circumstances. Most often, however, the fair value procedures are used to establish the values of SMALL CAPITALIZATION SECURITIES, LOWER-RATED SECURITIES or SECURITIES OF FOREIGN ISSUERS. Among these, Roszel Advisors relies on its fair value procedures the most in connection with SECURITIES OF FOREIGN ISSUERS whose principal trading market(s) is outside the U.S. and/or are NON-DOLLAR SECURITIES. From time to time, events occur that affect FOREIGN ISSUERS or the securities they have issued, or information about the issuer or securities becomes available, after the close of trading in the securities but before 4:00 p.m. Eastern time. In these situations, the fair value of the security may be different from the last available quotation or other market price. The fair value procedures for SECURITIES OF FOREIGN ISSUERS and/or NON-DOLLAR SECURITIES may include consultation with an independent fair value pricing service.

Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by the Valuation Committee under the fair value procedures for any security may vary from the last quoted sale price or market close price, or from the value given to the same security by: (1) an independent pricing service, (2) other financial institutions or investment managers, or (3) the Valuation Committee itself had it used a different methodology to value the security. The Trust and Roszel Advisors cannot assure that a security can be sold at the fair value assigned to it at any time.

Use of the fair value procedures entails the risk that the valuation of a security may result in greater fluctuation in its value from one day to the next than would be the case if market values were available, as well as the risk that a Portfolio could not sell the security for the fair value established for it under the procedures.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolios since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for the fiscal periods ended December 31, 2002, December 31, 2003, December 31, 2004 and December 31, 2005 has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report appears in the Trust's Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Trust at the toll free number noted on the back cover of this Prospectus or from your insurance company.

                                                                      ROSZEL/ MARSICO
                                                                     LARGE CAP GROWTH
                                                                         PORTFOLIO
                                                 ---------------------------------------------------------
                                                     YEAR           YEAR           YEAR         JULY 1,
                                                    ENDED          ENDED          ENDED         2002* TO
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     2005           2004           2003           2002
                                                 ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........     $11.54         $11.32         $ 8.97        $ 10.00
                                                    ------         ------         ------        -------
Investment income (loss) -- net(a)(g)..........      (0.01)          0.01          (0.00)+         0.01
Realized and unrealized gain (loss) on
  investments -- net...........................       0.30           0.48           2.37          (1.04)
                                                    ------         ------         ------        -------
Total from investment operations...............       0.29           0.49           2.37          (1.03)
                                                    ------         ------         ------        -------
Distributions to shareholders from:
  Investment income -- net.....................      (0.01)         (0.00)+        (0.02)            --
  Realized gain -- net.........................      (0.64)         (0.27)            --             --
                                                    ------         ------         ------        -------
Total distributions............................      (0.65)         (0.27)         (0.02)            --
                                                    ------         ------         ------        -------
Net asset value, end of period.................     $11.18         $11.54         $11.32        $  8.97
                                                    ======         ======         ======        =======
TOTAL RETURN(B)................................       2.92%          4.53%         26.40%        (10.30)%(c)
                                                    ======         ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)..........       2.10%          2.27%          3.07%         10.21%(d)
Expenses net of waivers and reimbursements, if
  any(f).......................................       1.10%          1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g)..............       1.08%          0.89%          0.94%          1.02%(d)
Investment loss -- net before expense
  reductions(e)................................      (1.11)%        (1.30)%        (2.12)%        (9.06)%(d)
Investment income (loss) -- net of waivers and
  reimbursements, if any(f)....................      (0.11)%        (0.13)%        (0.15)%         0.05%(d)
Investment income -- net of all
  reductions(g)................................      (0.09)%         0.08%          0.01%          0.13%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......     $4,033         $4,170         $3,905        $ 2,337
                                                    ======         ======         ======        =======
Portfolio turnover rate........................         97%           149%           103%            72%(c)
                                                    ======         ======         ======        =======

---------------

 *  Commencement of investment operations.

 +  Per share amount is less than $0.01.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                      ROSZEL/LORD ABBETT
                                                                          AFFILIATED
                                                                           PORTFOLIO
                                                   ---------------------------------------------------------
                                                      YEAR ENDED          YEAR ENDED        MAY 1, 2003* TO
                                                   DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003
                                                   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............       $ 12.86             $ 12.11             $ 10.00
                                                        -------             -------             -------
Investment income (loss) -- net(a)(g)............          0.11                0.10                0.07
Realized and unrealized gain on
  investments -- net.............................          0.23                1.21                2.04
                                                        -------             -------             -------
Total from investment operations.................          0.34                1.31                2.11
                                                        -------             -------             -------
Distributions to shareholders from:
  Investment income -- net.......................         (0.09)               0.05                  --
  Realized gain -- net...........................         (1.03)              (0.51)                 --
                                                        -------             -------             -------
Total distributions..............................         (1.12)              (0.56)                 --
                                                        -------             -------             -------
Net asset value, end of period...................       $ 12.08             $ 12.86             $ 12.11
                                                        =======             =======             =======
TOTAL RETURN(B):.................................          3.18%              11.27%              21.10%(c)
                                                        =======             =======             =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)............          1.20%               1.26%               1.61%(d)
Expenses net of waivers and reimbursements, if
  any(f).........................................          1.10%               1.10%               1.10%(d)
Expenses net of all reductions(g)................          1.08%               1.07%               0.80%(d)
Investment income (loss) -- net before expense
  reductions(e)..................................          0.80%               0.60%               0.14%(d)
Investment income (loss) -- net of waivers and
  reimbursements, if any(f)......................          0.90%               0.76%               0.65%(d)
Investment income (loss) -- net of all
  reductions(g)..................................          0.92%               0.79%               0.95%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........       $38,576             $36,291             $36,472
                                                        =======             =======             =======
Portfolio turnover rate..........................            49%                 89%                 65%(c)
                                                        =======             =======             =======

---------------

*   Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                 ROSZEL/ALLIANZ CCM
                                                                CAPITAL APPRECIATION
                                                                      PORTFOLIO
                                              ---------------------------------------------------------
                                                 YEAR ENDED          YEAR ENDED        MAY 1, 2003* TO
                                              DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2003
                                              -----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........      $  13.25            $  11.83            $  10.00
                                                  --------            --------            --------
Investment income (loss) -- net(a)(g).......          0.03                0.06               (0.01)
Realized and unrealized gain on
  investments -- net........................          1.20                1.44                1.84
                                                  --------            --------            --------
Total from investment operations............          1.23                1.50                1.83
                                                  --------            --------            --------
Distributions to shareholders from:
  Investment income -- net..................         (0.06)                 --                  --
  Realized gain -- net......................         (0.10)              (0.08)                 --
                                                  --------            --------            --------
Total distributions.........................         (0.16)              (0.08)                 --
                                                  --------            --------            --------
Net asset value, end of period..............      $  14.32            $  13.25            $  11.83
                                                  ========            ========            ========
TOTAL RETURN(B):............................          9.42%              12.80%              18.30%(c)
                                                  ========            ========            ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).......          1.07%               1.10%               1.21%(d)
Expenses net of waivers and reimbursements,
  if any(f).................................          1.07%               1.10%               1.10%(d)
Expenses net of all reductions(g)...........          1.04%               1.06%               1.01%(d)
Investment income (loss) -- net before
  expense reductions(e).....................          0.17%               0.42%             (0.36)%(d)
Investment income (loss) -- net of waivers
  and reimbursements, if any(f).............          0.17%               0.42%             (0.25)%(d)
Investment income (loss) -- net of all
  reductions(g).............................          0.20%               0.46%             (0.16)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....      $174,211            $183,477            $169,495
                                                  ========            ========            ========
Portfolio turnover rate.....................           142%                146%                260%(c)
                                                  ========            ========            ========

---------------

*   Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                              ROSZEL/LORD ABBETT
                                                                 MID CAP VALUE
                                                                   PORTFOLIO
                                           ---------------------------------------------------------
                                               YEAR           YEAR           YEAR         JULY 1,
                                              ENDED          ENDED          ENDED         2002* TO
                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                               2005           2004           2003           2002
                                           ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....    $  13.28       $  11.24       $   9.04       $  10.00
                                             --------       --------       --------       --------
Investment income -- net(a)(g)...........        0.06           0.06           0.07           0.05
Realized and unrealized gain (loss) on
  investments -- net.....................        0.96           2.53           2.16          (1.01)
                                             --------       --------       --------       --------
Total from investment operations.........        1.02           2.59           2.23          (0.96)
                                             --------       --------       --------       --------
Distributions to shareholders from:
  Investment income -- net...............       (0.05)         (0.07)         (0.03)            --
  Realized gain -- net...................       (1.06)         (0.48)            --             --
                                             --------       --------       --------       --------
Total distributions......................       (1.11)         (0.55)         (0.03)            --
                                             --------       --------       --------       --------
Net asset value, end of period...........    $  13.19       $  13.28       $  11.24       $   9.04
                                             ========       ========       ========       ========
TOTAL RETURN(B)..........................        8.23%         23.77%         24.71%         (9.60)%(c)
                                             ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)....        1.15%          1.15%          1.21%          1.53%(d)
Expenses net of waivers and
  reimbursements, if any(f)..............        1.15%          1.15%          1.15%          1.15%(d)
Expenses net of all reductions(g)........        1.15%          1.15%          1.14%          0.99%(d)
Investment income -- net before expense
  reductions(e)..........................        0.46%          0.48%          0.62%          0.61%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)..............        0.46%          0.48%          0.68%          0.99%(d)
Investment income -- net of all
  reductions(g)..........................        0.46%          0.48%          0.69%          1.15%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).............................    $163,424       $157,417       $137,276       $105,902
                                             ========       ========       ========       ========
Portfolio turnover rate..................          30%            32%            47%            15%(c)
                                             ========       ========       ========       ========

---------------

*   Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                ROSZEL/SELIGMAN
                                                                MID CAP GROWTH
                                                                   PORTFOLIO
                                           ---------------------------------------------------------
                                               YEAR           YEAR           YEAR         JULY 1,
                                              ENDED          ENDED          ENDED         2002* TO
                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                               2005           2004           2003           2002
                                           ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....    $ 12.87        $  12.24       $  9.18        $ 10.00
                                             -------        --------       -------        -------
Investment income (loss) -- net(a)(g)....      (0.06)          (0.07)        (0.06)         (0.02)
Realized and unrealized gain (loss) on
  investments -- net.....................       1.54            1.11          3.12          (0.80)
                                             -------        --------       -------        -------
Total from investment operations.........       1.48            1.04          3.06          (0.82)
                                             -------        --------       -------        -------
Distributions to shareholders from
  realized gain -- net...................      (0.56)          (0.41)           --             --
                                             -------        --------       -------        -------
Net asset value, end of period...........    $ 13.79        $  12.87       $ 12.24        $  9.18
                                             =======        ========       =======        =======
TOTAL RETURN(B)..........................      11.95%           8.57%        33.33%         (8.20)%(c)
                                             =======        ========       =======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)....       1.19%           1.24%         1.43%          2.29%(d)
Expenses net of waivers and
  reimbursements, if any(f)..............       1.15%           1.15%         1.15%          1.15%(d)
Expenses net of all reductions(g)........       1.06%           1.04%         1.10%          0.93%(d)
Investment income -- net before expense
  reductions(e)..........................      (0.58)%         (0.78)%       (0.92)%        (1.75)%(d)
Investment loss -- net of waivers and
  reimbursements, if any(f)..............      (0.54)%         (0.69)%       (0.64)%        (0.61)%(d)
Investment loss -- net of all
  reductions(g)..........................      (0.45)%         (0.58)%       (0.59)%        (0.39)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).............................    $61,683        $ 49,925       $32,793        $14,191
                                             =======        ========       =======        =======
Portfolio turnover rate..................        193%            214%          144%            60%(c)
                                             =======        ========       =======        =======

---------------

*   Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                              ROSZEL/ALLIANZ NFJ
                                                                SMALL CAP VALUE
                                                                   PORTFOLIO
                                           ---------------------------------------------------------
                                               YEAR           YEAR           YEAR         JULY 1,
                                              ENDED          ENDED          ENDED         2002* TO
                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                               2005           2004           2003           2002
                                           ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....    $  13.94       $ 11.47        $  9.33        $ 10.00
                                             --------       -------        -------        -------
Investment income -- net(a)(g)...........        0.25          0.25           0.20           0.09
Realized and unrealized gain (loss) on
  investments -- net.....................        1.30          2.35           2.90          (0.70)
                                             --------       -------        -------        -------
Total from investment operations.........        1.55          2.60           3.10          (0.61)
                                             --------       -------        -------        -------
Distributions to shareholders from:
  Investment income -- net...............       (0.18)           --          (0.23)         (0.06)
  Realized gain -- net...................       (0.94)        (0.13)         (0.73)            --
                                             --------       -------        -------        -------
Total distributions......................       (1.12)        (0.13)         (0.96)         (0.06)
                                             --------       -------        -------        -------
Net asset value, end of period...........    $  14.37       $ 13.94        $ 11.47        $  9.33
                                             ========       =======        =======        =======
TOTAL RETURN(B)..........................       11.78%        22.83%         33.19%         (6.10)%(c)
                                             ========       =======        =======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)....        1.15%         1.17%          1.34%          1.99%(d)
Expenses net of waivers and
  reimbursements, if any(f)..............        1.15%         1.15%          1.15%          1.15%(d)
Expenses net of all reductions(g)........        1.13%         1.13%          1.05%          1.14%(d)
Investment income (loss) -- net before
  expense reductions(e)..................        1.73%         2.13%          1.67%          1.13%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)..............        1.73%         2.15%          1.86%          1.97%(d)
Investment income -- net of all
  reductions(g)..........................        1.75%         2.17%          1.96%          1.98%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).............................    $116,708       $96,956        $62,982        $61,194
                                             ========       =======        =======        =======
Portfolio turnover rate..................          39%           51%            62%             9%(c)
                                             ========       =======        =======        =======

---------------

*   Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                ROSZEL/JPMORGAN
                                                               SMALL CAP GROWTH
                                                                   PORTFOLIO
                                           ---------------------------------------------------------
                                               YEAR           YEAR           YEAR         JULY 1,
                                              ENDED          ENDED          ENDED         2002* TO
                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                               2005           2004           2003           2002
                                           ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....    $ 12.70        $ 11.65        $  8.50        $ 10.00
                                             -------        -------        -------        -------
Investment loss -- net(a)(g).............      (0.11)         (0.11)         (0.09)         (0.03)
Realized and unrealized gain (loss) on
  investments -- net.....................       0.73           1.16           3.24          (1.47)
                                             -------        -------        -------        -------
Total from investment operations.........       0.62           1.05           3.15          (1.50)
                                             -------        -------        -------        -------
Distributions to shareholders from
  realized gain -- net...................      (1.77)            --             --             --
Net asset value, end of period...........    $ 11.55        $ 12.70        $ 11.65        $  8.50
                                             =======        =======        =======        =======
TOTAL RETURN(B)..........................       6.41%          9.01%         37.06%        (15.00)%(c)
                                             =======        =======        =======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)....       1.26%          1.29%          1.39%          2.02%(d)
Expenses net of waivers and
  reimbursements, if any(f)..............       1.25%          1.25%          1.25%          1.25%(d)
Expenses net of all reductions(g)........       1.25%          1.25%          1.24%          1.25%(d)
Investment loss -- net before expense
  reductions(e)..........................      (1.00)%        (0.96)%        (1.09)%        (1.55)%(d)
Investment loss -- net of waivers and
  reimbursements, if any(f)..............      (0.99)%        (0.92)%        (0.95)%        (0.78)%(d)
Investment loss -- net of all
  reductions(g)..........................      (0.99)%        (0.92)%        (0.94)%        (0.78)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).............................    $82,692        $73,682        $73,396        $44,483
                                             =======        =======        =======        =======
Portfolio turnover rate..................        115%           111%            46%            34%(c)
                                             =======        =======        =======        =======

---------------

*   Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                     ROSZEL/DELAWARE
                                                                          TREND
                                                                        PORTFOLIO
                                                        ------------------------------------------
                                                            YEAR           YEAR          MAY 1,
                                                           ENDED          ENDED         2003* TO
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            2005           2004           2003
                                                        ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $ 13.62        $ 12.39        $ 10.00
                                                          -------        -------        -------
Investment loss -- net(a)(g)..........................      (0.08)         (0.09)         (0.05)
Realized and unrealized gain on investments -- net....       0.69           1.51           2.44
                                                          -------        -------        -------
Total from investment operations......................       0.61           1.42           2.39
                                                          -------        -------        -------
Distributions to shareholders from:
  Realized gain -- net................................      (0.27)         (0.19)            --
                                                          -------        -------        -------
Net asset value, end of period........................    $ 13.96        $ 13.62        $ 12.39
                                                          =======        =======        =======
TOTAL RETURN(B).......................................       4.74%         11.54%         23.90%(c)
                                                          =======        =======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).................       1.20%          1.20%          1.36%(d)
Expenses net of waivers and reimbursements, if
  any(f)..............................................       1.15%          1.15%          1.15%(d)
Expenses net of all reductions(g).....................       1.13%          1.14%          1.15%(d)
Investment loss -- net before expense reductions(e)...      (0.71)%        (0.77)%        (0.92)%(d)
Investment loss -- net of waivers and reimbursements,
  if any(f)...........................................      (0.66)%        (0.72)%        (0.71)%(d)
Investment loss -- net of all reductions(g)...........      (0.64)%        (0.71)%        (0.71)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $42,541        $79,235        $68,647
                                                          =======        =======        =======
Portfolio turnover rate...............................         63%            48%           114%(c)
                                                          =======        =======        =======

---------------

*   Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                               ROSZEL/LORD ABBETT
                                                                 BOND DEBENTURE
                                                                    PORTFOLIO
                                            ---------------------------------------------------------
                                                YEAR           YEAR           YEAR         JULY 1,
                                               ENDED          ENDED          ENDED         2002* TO
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2005           2004           2003           2002
                                            ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......    $ 11.74        $ 11.48        $ 10.38         $10.00
                                              -------        -------        -------         ------
Investment income -- net(a)(g)............       0.59           0.60           0.64           0.27
Realized and unrealized gain on
  investments -- net......................      (0.34)          0.35           1.08           0.30
                                              -------        -------        -------         ------
Total from investment operations..........       0.25           0.95           1.72           0.57
                                              -------        -------        -------         ------
Distributions to shareholders from:
  Investment income -- net................      (0.62)         (0.62)         (0.61)         (0.19)
  Realized gain -- net....................      (0.23)         (0.07)         (0.01)            --
                                              -------        -------        -------         ------
Total distributions.......................      (0.85)         (0.69)         (0.62)         (0.19)
                                              -------        -------        -------         ------
Net asset value, end of period............    $ 11.14        $ 11.74        $ 11.48         $10.38
                                              =======        =======        =======         ======
TOTAL RETURN(B)...........................       2.23%          8.14%         17.02%          5.74%(c)
                                              =======        =======        =======         ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).....       1.39%          1.47%          2.15%         13.76%(d)
Expenses net of waivers and
  reimbursements, if any(f)...............       1.10%          1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g).........       1.10%          1.10%          1.10%          1.10%(d)
Investment income (loss) -- net before
  expense reductions(e)...................       4.91%          4.93%          4.72%         (7.40)%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)...............       5.20%          5.30%          5.77%          5.26%(d)
Investment income -- net of all
  reductions(g)...........................       5.20%          5.30%          5.77%          5.26%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..............................    $12,270        $14,860        $16,794         $1,726
                                              =======        =======        =======         ======
Portfolio turnover rate...................         53%            87%            63%            22%(c)
                                              =======        =======        =======         ======

---------------

*   Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                               SERVICE PROVIDERS

INVESTMENT MANAGER

Roszel Advisors, LLC, 1300 Merrill Lynch Drive, Pennington, New Jersey 08534, is the investment manager of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116-5022, is the independent registered public accounting firm of the Trust.

CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, acts as Custodian of the Trust's assets.

ADMINISTRATOR

J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108-3913, which is a wholly owned subsidiary of J.P. Morgan Chase & Co., acts as the Trust's Administrator.

TRANSFER AGENT

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as Transfer Agent for the Trust.

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP, Washington, D.C., is counsel for the Trust.

                                    APPENDIX

              INVESTMENTS AND INVESTMENT PRACTICES AND TECHNIQUES

The following table shows each Portfolio's investment limitations with respect to certain higher risk investments and investment practices and techniques as a percentage of assets. Percentages are generally calculated as of the time of the most recent investment in the particular security or contract or the time of the most recent use of an investment technique.

LEGEND

/ A check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

25 A number indicates the maximum percentage of total assets that the Portfolio is permitted to invest in that practice or type of security. A number in italics ([25]) indicates the maximum percentage of net assets.

- A dot means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "X" means that the Portfolio is not permitted to use that practice or invest in that type of security.

Chart 1

-----------------------------------------------------------------------------------
                  ROSZEL/                     ROSZEL/        ROSZEL/      ROSZEL/
                  MARSICO       ROSZEL/     ALLIANZ CCM    LORD ABBETT    SELIGMAN
                 LARGE CAP    LORD ABBETT     CAPITAL        MID CAP      MID CAP
                   GROWTH     AFFILIATED    APPRECIATION      VALUE        GROWTH
                 PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
-----------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND
 TECHNIQUES
-----------------------------------------------------------------------------------
 Borrowings and   33.33        33.33         33.33          33.33         33.33
 Reverse
 Repurchase
 Agreements
-----------------------------------------------------------------------------------
 Repurchase         /            /             -              /             -
 Agreements
-----------------------------------------------------------------------------------
 Securities         X            -             -              -             -
 Lending
-----------------------------------------------------------------------------------
 Short Sales        -            -             -              X             -
 Against the
 Box
-----------------------------------------------------------------------------------
 Short Sales        X            X             X              X             X
-----------------------------------------------------------------------------------
 When-Issued        -            -             -              X             -
 Securities and
 Delayed
 Delivery
 Securities
-----------------------------------------------------------------------------------
 Illiquid           -            -             -              -            15
 Investments
-----------------------------------------------------------------------------------
 Restricted         -            -             -              X             -
 Securities
 (including
 illiquid Rule
 144A
 securities)
-----------------------------------------------------------------------------------
 Liquid             -            -             -              X             -
 Restricted
 Rule 144A
 Securities
-----------------------------------------------------------------------------------
 CONVENTIONAL
 SECURITIES
-----------------------------------------------------------------------------------
 Securities of     15            25            10             20           10
 Foreign
 Issuers
-----------------------------------------------------------------------------------

                                 Chart 1, page 1

-----------------------------------------------------------------------------------
                  ROSZEL/                     ROSZEL/        ROSZEL/      ROSZEL/
                  MARSICO       ROSZEL/     ALLIANZ CCM    LORD ABBETT    SELIGMAN
                 LARGE CAP    LORD ABBETT     CAPITAL        MID CAP      MID CAP
                   GROWTH     AFFILIATED    APPRECIATION      VALUE        GROWTH
                 PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
-----------------------------------------------------------------------------------
 Equity             /            /             /              /             /
 Securities
-----------------------------------------------------------------------------------
 Equity            15            25            10             20           10
 Securities of
 Foreign
 Issuers
-----------------------------------------------------------------------------------
 American,         15            25            10             20           10
 European and
 Global
 Depository
 Receipts
-----------------------------------------------------------------------------------
 REITs              -            -             -              /             X
-----------------------------------------------------------------------------------
 Warrants and       -            -             -              -             -
 Stock Purchase
 Rights
-----------------------------------------------------------------------------------
 Investment         -            -             -              -             -
 Company
 Securities
 (including
 World Equity
 Benchmark
 Shares and
 Standard &
 Poor's
 Depository
 Receipts)
-----------------------------------------------------------------------------------
 Debt               -            -             -              -             /
 Securities
-----------------------------------------------------------------------------------
 Government         -            -             -              -             /
 Securities
-----------------------------------------------------------------------------------
 Investment         -            -             -              -             /
 Grade Debt
 Securities
-----------------------------------------------------------------------------------
 Lower-Rated        -            -             -              -             -
 Debt
 Securities
-----------------------------------------------------------------------------------

                                 Chart 1, page 2

-----------------------------------------------------------------------------------
                  ROSZEL/                     ROSZEL/        ROSZEL/      ROSZEL/
                  MARSICO       ROSZEL/     ALLIANZ CCM    LORD ABBETT    SELIGMAN
                 LARGE CAP    LORD ABBETT     CAPITAL        MID CAP      MID CAP
                   GROWTH     AFFILIATED    APPRECIATION      VALUE        GROWTH
                 PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
-----------------------------------------------------------------------------------
 Debt               X            -             -              X             X
 Securities of
 Foreign
 Government
 Issuers
-----------------------------------------------------------------------------------
 Debt               X            -             -              X             X
 Securities of
 Foreign
 Corporate
 Issuers
-----------------------------------------------------------------------------------
 Non-Dollar        15            -             -              X             -
 Securities
-----------------------------------------------------------------------------------
 DERIVATIVE
 SECURITIES AND
 CONTRACTS
-----------------------------------------------------------------------------------
                    -            X             X              X             -
Mortgage-Backed
 Securities
-----------------------------------------------------------------------------------
 Asset-Backed       -            X             X              X             -
 Securities
-----------------------------------------------------------------------------------
 Options on         -            -             -              -             -
 Securities and
 Indices
-----------------------------------------------------------------------------------
 Stock Index        -            -             -              -             -
 Futures
 Contracts and
 Options
 Thereon
-----------------------------------------------------------------------------------
 Interest Rate      X            -             -              X             -
 Futures
 Contracts and
 Options
 Thereon
-----------------------------------------------------------------------------------
 CURRENCY
 TRANSACTIONS
 AND SWAPS
-----------------------------------------------------------------------------------
 Forward            -            -             -              X             -
 Foreign
 Currency
 Exchange
 Contracts
-----------------------------------------------------------------------------------
 Currency           -            -             -              X             -
 Options and
 Futures
 Contracts
-----------------------------------------------------------------------------------

                                 Chart 1, page 3

-----------------------------------------------------------------------------------
                  ROSZEL/                     ROSZEL/        ROSZEL/      ROSZEL/
                  MARSICO       ROSZEL/     ALLIANZ CCM    LORD ABBETT    SELIGMAN
                 LARGE CAP    LORD ABBETT     CAPITAL        MID CAP      MID CAP
                   GROWTH     AFFILIATED    APPRECIATION      VALUE        GROWTH
                 PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
-----------------------------------------------------------------------------------
 Currency Swaps     X            X             X              X             -
-----------------------------------------------------------------------------------
 Currency           X            X             X              X             -
 Cross-Hedging
-----------------------------------------------------------------------------------
 Interest Rate      X            X             X              X             -
 Swaps
-----------------------------------------------------------------------------------
 Interest Rate      X            X             X              X             -
 Caps, Floors
 and Collars
-----------------------------------------------------------------------------------
 Equity Swaps       X            X             X              X             -
-----------------------------------------------------------------------------------

                                 Chart 1, page 4

-----------------------------------------------------------------------
                   ROSZEL/      ROSZEL/        ROSZEL/
                 ALLIANZ NFJ    JPMORGAN       JPMORGAN       ROSZEL/
                  SMALL CAP    SMALL CAP      MULTI-CAP       DELAWARE
                    VALUE        GROWTH     MARKET NEUTRAL     TREND
                  PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------
 INVESTMENT
 PRACTICES AND
 TECHNIQUES
-----------------------------------------------------------------------
 Borrowings and   33.33         33.33         33.33           33.33
 Reverse
 Repurchase
 Agreements
-----------------------------------------------------------------------
 Repurchase         /             /             -               -
 Agreements
-----------------------------------------------------------------------
 Securities         -             X             X               -
 Lending
-----------------------------------------------------------------------
 Short Sales        -             X             -               -
 Against the
 Box
-----------------------------------------------------------------------
 Short Sales        X             X             /               X
-----------------------------------------------------------------------
 When-Issued        -             -             X               -
 Securities and
 Delayed
 Delivery
 Securities
-----------------------------------------------------------------------
 Illiquid           -             -             15              -
 Investments
-----------------------------------------------------------------------
 Restricted         X             X             -               -
 Securities
 (including
 illiquid Rule
 144A
 securities)
-----------------------------------------------------------------------
 Liquid             X             X             -               -
 Restricted
 Rule 144A
 Securities
-----------------------------------------------------------------------
 CONVENTIONAL
 SECURITIES
-----------------------------------------------------------------------
 Securities of      25           25             25             25
 Foreign
 Issuers
-----------------------------------------------------------------------

                                 Chart 1, page 5

-----------------------------------------------------------------------
                   ROSZEL/      ROSZEL/        ROSZEL/
                 ALLIANZ NFJ    JPMORGAN       JPMORGAN       ROSZEL/
                  SMALL CAP    SMALL CAP      MULTI-CAP       DELAWARE
                    VALUE        GROWTH     MARKET NEUTRAL     TREND
                  PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------
 Equity             /             /             /               /
 Securities
-----------------------------------------------------------------------
 Equity             25           25             -              25
 Securities of
 Foreign
 Issuers
-----------------------------------------------------------------------
 American,          25           25             -              25
 European and
 Global
 Depository
 Receipts
-----------------------------------------------------------------------
 REITs              /             -             /               -
-----------------------------------------------------------------------
 Warrants and       -             X             -               -
 Stock Purchase
 Rights
-----------------------------------------------------------------------
 Investment         -             -             10              -
 Company
 Securities
 (including
 World Equity
 Benchmark
 Shares and
 Standard &
 Poor's
 Depository
 Receipts)
-----------------------------------------------------------------------
 Debt               -             -             -               -
 Securities
-----------------------------------------------------------------------
 Government         -             -             -               -
 Securities
-----------------------------------------------------------------------
 Investment         -             -             -               -
 Grade Debt
 Securities
-----------------------------------------------------------------------
 Lower-Rated        -             -             X               -
 Debt
 Securities
-----------------------------------------------------------------------

                                 Chart 1, page 6

-----------------------------------------------------------------------
                   ROSZEL/      ROSZEL/        ROSZEL/
                 ALLIANZ NFJ    JPMORGAN       JPMORGAN       ROSZEL/
                  SMALL CAP    SMALL CAP      MULTI-CAP       DELAWARE
                    VALUE        GROWTH     MARKET NEUTRAL     TREND
                  PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------
 Debt               X             X             X               -
 Securities of
 Foreign
 Government
 Issuers
-----------------------------------------------------------------------
 Debt               -             X             X               -
 Securities of
 Foreign
 Corporate
 Issuers
-----------------------------------------------------------------------
 Non-Dollar         X             X             -               -
 Securities
-----------------------------------------------------------------------
 DERIVATIVE
 SECURITIES AND
 CONTRACTS
-----------------------------------------------------------------------
                    -             X             -               X
Mortgage-Backed
 Securities
-----------------------------------------------------------------------
 Asset-Backed       -             X             X               X
 Securities
-----------------------------------------------------------------------
 Options on         X             -             X               -
 Securities and
 Indices
-----------------------------------------------------------------------
 Stock Index        -             -             X               -
 Futures
 Contracts and
 Options
 Thereon
-----------------------------------------------------------------------
 Interest Rate      -             X             X               -
 Futures
 Contracts and
 Options
 Thereon
-----------------------------------------------------------------------
 CURRENCY
 TRANSACTIONS
 AND SWAPS
-----------------------------------------------------------------------
 Forward            X             X             X               -
 Foreign
 Currency
 Exchange
 Contracts
-----------------------------------------------------------------------
 Currency           X             -             X               -
 Options and
 Futures
 Contracts
-----------------------------------------------------------------------

                                 Chart 1, page 7

-----------------------------------------------------------------------
                   ROSZEL/      ROSZEL/        ROSZEL/
                 ALLIANZ NFJ    JPMORGAN       JPMORGAN       ROSZEL/
                  SMALL CAP    SMALL CAP      MULTI-CAP       DELAWARE
                    VALUE        GROWTH     MARKET NEUTRAL     TREND
                  PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------
 Currency Swaps     X             -             X               X
-----------------------------------------------------------------------
 Currency           X             -             X               X
 Cross-Hedging
-----------------------------------------------------------------------
 Interest Rate      X             -             X               X
 Swaps
-----------------------------------------------------------------------
 Interest Rate      X             -             X               X
 Caps, Floors
 and Collars
-----------------------------------------------------------------------
 Equity Swaps       X             -             X               X
-----------------------------------------------------------------------

                                 Chart 1, page 8

Chart 2

-------------------------------------------------------------------------
                                                                ROSZEL/
                                                              LORD ABBETT
                                                                 BOND
                                                               DEBENTURE
                                                               PORTFOLIO
-------------------------------------------------------------------------
 INVESTMENT PRACTICES AND TECHNIQUES
-------------------------------------------------------------------------
 Borrowings and Reverse Repurchase Agreements                  33.33
-------------------------------------------------------------------------
 Repurchase Agreements                                           /
-------------------------------------------------------------------------
 Securities Lending                                              -
-------------------------------------------------------------------------
 Short Sales Against the Box                                     X
-------------------------------------------------------------------------
 When-Issued Securities and Delayed Delivery Securities          -
-------------------------------------------------------------------------
 Illiquid Investments                                            -
-------------------------------------------------------------------------
 Restricted Securities (including illiquid Rule 144A             -
 securities)
-------------------------------------------------------------------------
 Liquid Restricted Rule 144A Securities                          -
-------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
-------------------------------------------------------------------------
 Securities of Foreign Issuers                                   25
-------------------------------------------------------------------------
 Equity Securities                                               -
-------------------------------------------------------------------------
 American, European and Global Depository Receipts               25
-------------------------------------------------------------------------
 Debt Securities                                                 /
-------------------------------------------------------------------------
 Government Securities                                           20
-------------------------------------------------------------------------
 Taxable Municipal Debt Securities                               X
-------------------------------------------------------------------------
 Tax-Free Municipal Debt Securities                              X
-------------------------------------------------------------------------
 Municipal Obligation Components                                 X
-------------------------------------------------------------------------
 Investment Grade Debt Securities                                /
-------------------------------------------------------------------------
 Lower-Rated Debt Securities                                     /
-------------------------------------------------------------------------
 Debt Securities of Foreign Government Issuers                   20
-------------------------------------------------------------------------
 Debt Securities of Foreign Corporate Issuers                    25
-------------------------------------------------------------------------
 Non-Dollar Securities                                           20
-------------------------------------------------------------------------

                                 Chart 2, page 1

-------------------------------------------------------------------------
                                                                ROSZEL/
                                                              LORD ABBETT
                                                                 BOND
                                                               DEBENTURE
                                                               PORTFOLIO
-------------------------------------------------------------------------
 Zero Coupon Debt Securities                                     -
-------------------------------------------------------------------------
 Bank Obligations                                                -
-------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND CONTRACTS
-------------------------------------------------------------------------
 Mortgage-Backed Securities                                      -
-------------------------------------------------------------------------
 Adjustable Rate Mortgage Loans                                  X
-------------------------------------------------------------------------
 Collateralized Mortgage Obligations                             X
-------------------------------------------------------------------------
 Multiple Class Mortgage-Backed Securities                       X
-------------------------------------------------------------------------
 Privately Issued Mortgage-Backed Securities                     X
-------------------------------------------------------------------------
 Stripped Mortgage-Backed Securities                             X
-------------------------------------------------------------------------
 Mortgage Dollar Rolls                                           -
-------------------------------------------------------------------------
 Asset-Backed Securities                                         -
-------------------------------------------------------------------------
 Options on Securities and Indices                               -
-------------------------------------------------------------------------
 Yield Curve Options                                             X
-------------------------------------------------------------------------
 Structured and Indexed Debt Securities                          -
-------------------------------------------------------------------------
 Interest Rate Futures Contracts and Options Thereon             X
-------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
-------------------------------------------------------------------------
 Forward Foreign Currency Exchange Contracts                     X
-------------------------------------------------------------------------
 Credit Default Swaps                                            15
-------------------------------------------------------------------------
 Currency Options and Futures Contracts                          X
-------------------------------------------------------------------------
 Currency Swaps                                                  X
-------------------------------------------------------------------------
 Currency Cross-Hedging                                          X
-------------------------------------------------------------------------
 Interest Rate Swaps                                             X
-------------------------------------------------------------------------
 Interest Rate Caps, Floors and Collars                          X
-------------------------------------------------------------------------
 Mortgage Swaps                                                  X
-------------------------------------------------------------------------

                                 Chart 2, page 2

                OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST

If you would like more information about the Portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The annual report for the last completed fiscal period is currently available to shareholders of the Trust. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the fiscal period covered by the report. A semi-annual report will be available to shareholders of the Trust after the next completed fiscal period.

STATEMENT OF ADDITIONAL INFORMATION

The SAI, which contains additional information about the Trust, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

A free copy of the Trust's SAI, annual and semi-annual reports may be obtained and further inquiries can be made by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

Investment Company Act File No.: 811-21038

                         MLIG VARIABLE INSURANCE TRUST

                                   PROSPECTUS

                                  May 1, 2006

ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
ROSZEL/BKF LARGE CAP VALUE PORTFOLIO
ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO
ROSZEL/LOOMIS SAYLES LARGE CAP GROWTH PORTFOLIO
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
ROSZEL/KAYNE ANDERSON RUDNICK SMALL-MID CAP VALUE PORTFOLIO
ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
ROSZEL/MLIM FIXED-INCOME PORTFOLIO

Shares of each Portfolio are offered exclusively to certain registered separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") as funding vehicles for certain variable annuity and variable life insurance contracts ("variable contracts") issued by them. Shares are not offered directly to the public.

An investment in a Portfolio of the Trust is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Trust involves investment risks, including possible loss of principal.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF
    THE TRUST OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                 Page
                                                                 ----
INTRODUCTION................................................       1
  Roszel/Lord Abbett Large Cap Value Portfolio..............       4
  Roszel/BKF Large Cap Value Portfolio......................       6
  Roszel/MLIM Relative Value Portfolio......................       8
  Roszel/Fayez Sarofim Large Cap Core Portfolio.............      10
  Roszel/AllianceBernstein Large Cap Core Portfolio.........      12
  Roszel/Loomis Sayles Large Cap Growth Portfolio...........      14
  Roszel/Rittenhouse Large Cap Growth Portfolio.............      16
  Roszel/Marsico Large Cap Growth Portfolio.................      18
  Roszel/Kayne Anderson Rudnick Small-Mid Cap Value
     Portfolio..............................................      20
  Roszel/Franklin Mid Cap Growth Portfolio..................      22
  Roszel/NWQ Small Cap Value Portfolio......................      24
  Roszel/Delaware Small-Mid Cap Growth Portfolio............      26
  Roszel/Lazard International Portfolio.....................      28
  Roszel/William Blair International Portfolio..............      30
  Roszel/Lord Abbett Government Securities Portfolio........      32
  Roszel/MLIM Fixed-Income Portfolio........................      34
FEES AND EXPENSES...........................................      36
INFORMATION ABOUT THE RISKS OF CERTAIN INVESTMENTS AND
  INVESTMENT TECHNIQUES.....................................      38
INVESTMENT MANAGEMENT.......................................      41
OTHER INFORMATION...........................................      51
FINANCIAL HIGHLIGHTS........................................      55
SERVICE PROVIDERS...........................................      72
APPENDIX....................................................      73
OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST............  Back Cover

                                  INTRODUCTION

This prospectus describes sixteen Portfolios offered by the Trust. Each Portfolio is a separate investment portfolio or mutual fund and has its own investment objective, investment strategies, restrictions, and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective and investors should not consider any one Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective of each Portfolio, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Trust's board of trustees without shareholder approval. Certain investment restrictions described in the Statement of Additional Information are fundamental and may only be changed with shareholder approval.

Notwithstanding its investment objective, each Portfolio may, for temporary defensive purposes, invest all of its assets in cash and/or money market instruments. To the extent that a Portfolio adopts a temporary defensive position, the Portfolio may not achieve its investment objective.

GENERAL DISCUSSION OF RISKS

Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.

EQUITY SECURITIES. In general, the values of equity securities fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as market risk. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to financial risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease.

INCOME-BEARING SECURITIES. In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Credit risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Portfolio to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

STYLE RISK. Portfolios with Advisers that use either a VALUE INVESTING or a GROWTH INVESTING style, entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Portfolios, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Portfolio's VALUE INVESTING or GROWTH INVESTING style falls out of favor with investors for a period of time.

TERMS USED IN THIS PROSPECTUS

ADVISER: The Trust's investment manager, Roszel Advisors, LLC or any subadviser retained by it.

BOTTOM UP: An approach to portfolio management that emphasizes the analysis of company-specific factors that are likely to influence the prospects of particular companies and the returns of their securities. Portfolio construction depends mostly on individual security selection.

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN GOVERNMENT DEBT SECURITIES: Securities issued or guaranteed by a foreign government or its agencies or instrumentalities.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States,
(3) companies having their principal business operations outside of the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

GOVERNMENT SECURITIES: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

HIGH-GRADE SECURITIES: Securities rated, at the time of purchase, in the three highest categories by a nationally-recognized statistical rating organization ("NRSRO") (e.g., A or higher by Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P")) or unrated securities that the Adviser determines are of comparable quality.

INCOME-BEARING SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other securities that pay dividends.

INVESTMENT GRADE SECURITIES: Securities rated, at the time of purchase, in the four highest categories by an NRSRO (e.g., Baa or higher by Moody's or BBB or higher by S&P) or unrated securities that the Adviser determines are of comparable quality.

LARGE CAPITALIZATION: Large capitalization means securities with a market capitalization falling within the range represented by the Russell 1000(R) Index. As of March 31, 2006 this range was between approximately $688 million and $387 billion. The average market capitalization of such securities was approximately $81.9 billion and the median market capitalization was approximately $5.31 billion.

LOWER-RATED SECURITIES: Securities rated, at the time of purchase, lower than investment grade by an NRSRO, or unrated securities that the Adviser determines are of comparable quality. Lower-Rated Securities are subject to above-average market risk and financial risk and are commonly referred to as "junk bonds."

MID CAPITALIZATION: Mid capitalization means securities with a market capitalization falling within the range represented by the Russell Midcap(R) Index. As of March 31, 2006 this range was between approximately $688 million and $22.1 billion. The average market capitalization of such securities was approximately $8.36 billion and the median market capitalization was approximately $4.15 billion.

NON-DOLLAR SECURITIES:  Securities denominated or quoted in foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal market conditions, it invests at least 80% of its net assets (plus borrowings for investment) in such securities.

SAI: The Trust's statement of additional information which contains additional information about the Trust and the Portfolios.

SMALL CAPITALIZATION: Small capitalization means securities with a market capitalization falling within the range represented by the Russell 2000(R) Index. As of March 31, 2006 this range was between approximately $23 million and $5.37 billion. The average market capitalization of such securities was approximately $1.31 billion and the median market capitalization was approximately $662 million.

TOP DOWN: An approach to portfolio management that emphasizes the analysis of the economic factors that influence performance of particular sectors of the economy or industries and the financial markets. Portfolio construction depends mostly on a view of how such factors may affect individual companies and securities.

VALUE INVESTING: A portfolio management style that involves seeking securities that:

     - Exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);

     - Can be acquired for less than what an Adviser believes is the issuer's intrinsic value; or

     - Appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value-oriented investments may include securities of companies in cyclical industries during periods when such securities appear to an Adviser to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that an Adviser believes has potential for significant future earnings growth, but has not performed well in the recent past. Such companies include ones undergoing management changes, corporate or asset restructuring or having significantly undervalued assets. For most Advisers, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about, and qualitative analysis of, such companies and issuers. Identifying issuers whose securities are undervalued in light of qualitative factors, involves quantitative analysis focusing on financial ratios and other measures of values.

GROWTH INVESTING. A portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Generally such securities are those of issuers with strong business franchises and favorable long-term growth prospects. Often such issuers are companies with a strong competitive position within their industry or a competitive position within a very strong industry. For most Advisers, growth investing entails analyzing the quality of an issuer's earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources). For many Advisers, growth investing means analyzing issuers as if they are buying the company or its business, not simply trading its securities. For some Advisers, growth investing also may involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

CORE INVESTING. A portfolio management style that involves significant quantitative analysis of accounting measures of value such as financial ratios, combined with quantitative risk management techniques that seek to limit deviations from a performance benchmark. CORE investing entails constructing an investment portfolio where performance is designed to stay close to an identified benchmark while assuming modest calculated risks in order to outperform the benchmark without falling behind it.

ADVISERS

Roszel Advisors, LLC ("Roszel Advisors") is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining Advisers to manage the assets of each Portfolio according to its investment objective and strategies. The Adviser for each Portfolio is identified near the top of the page describing the Portfolio. From time to time, Roszel Advisors may change a Portfolio's Adviser. For more detailed information about Roszel Advisors and the other Advisers, see "Investment Management."

                  ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market. Generally, such companies are those with capitalizations at the time of purchase that fall within the market capitlization range of companies in the Russell 1000 Index. This range varies daily.

The Adviser uses a VALUE INVESTING style. The Adviser's approach is to invest in stocks and sectors that it believes the market systematically misprices. The Adviser emphasizes qualitative analysis of companies and seeks to identify one or more catalysts that are likely to increase a company's earnings over the next several years. On the quantitative side, normalized earnings are a key factor in assessing a security's potential future value. The Adviser uses macroeconomic and benchmark factors to manage risk and maximize risk-adjusted return for the Portfolio. The Portfolio's performance benchmark is the Russell 1000 Value Index.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[LORD ABBETT LCV GRAPH]

2003                                                      30.00%
2004                                                      12.61%
2005                                                       2.26%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Lord Abbett Large
                                                           Cap Value Portfolio         2.26%     12.09%
                                                      ---------------------------------------------------
                                                        Russell 1000 Value Index       7.05%     10.95%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                  4.91%      8.79%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 16.57% (quarter ended June 30, 2003) and lowest return for a quarter was -6.02% (quarter ended March 31, 2003).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL 1000 VALUE INDEX measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                      ROSZEL/BKF LARGE CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by BKF Asset Management, Inc.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style. The Adviser emphasizes fundamental analysis of companies and selects companies it believes have strong proprietary products or services, sell at a discount to private market value and/or have new products or developments. The Adviser seeks to limit performance volatility vis-a-vis the Russell 1000 Index, the Portfolio's performance benchmark. In this regard, avoiding "downside" risk is often as important to the Adviser as pursuing "upside" potential.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts) and up to 5% of its total assets in "WHEN-ISSUED" or DELAYED DELIVERY securities.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS or "WHEN-ISSUED" securities, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[BKF LCV GRAPH]

2003                                                      29.26%
2004                                                      14.30%
2005                                                       4.16%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/BKF Large Cap Value
                                                           Portfolio*                  4.16%      8.01%
                                                      ---------------------------------------------------
                                                        Russell 1000 Index             6.27%      9.68%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                  4.91%      8.79%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 18.63% (quarter ended June 30, 2003) and lowest return for a quarter was -5.64% (quarter ended March 31, 2003).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.
---------------

* Formerly Roszel/Levin Large Cap Value Portfolio. The Portfolio was renamed as of January 6, 2006 to reflect a change in the subadviser's name.

                      ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Merrill Lynch Investment Managers, L.P.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in large capitalization EQUITY SECURITIES that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style. The Adviser uses a proprietary multi-factor screen to identify undervalued securities. Securities must meet or exceed a minimum qualifying score in order to be considered for further analysis. The Adviser generally stays within sector limits to avoid overweighting or underweighting any sector by more than 50% in comparison with the S&P 500 Index. The Portfolio's performance benchmark is the Russell 1000 Value Index.

The Portfolio also may invest in a variety of INCOME-BEARING SECURITIES.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES. This Portfolio also is subject to style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[MLIM RELATIVE VALUE GRAPH]

2003                                                      26.41%
2004                                                      14.03%
2005                                                       2.14%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/MLIM Relative
                                                          Value Portfolio              2.14%      9.86%
                                                      ---------------------------------------------------
                                                        Russell 1000 Value Index       7.05%     10.95%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                  4.91%      8.79%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 15.43% (quarter ended June 30, 2003) and lowest return for a quarter was -5.30% (quarter ended March 31, 2003).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL 1000 VALUE INDEX measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                 ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Fayez Sarofim & Co.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES OF COMPANIES that the Adviser believes have the potential to generate stable, long-term earnings growth and produce a healthy return on capital.

The Adviser uses a CORE INVESTING style. The Adviser employs a research-driven process to identify LARGE CAPITALIZATION EQUITY SECURITIES of high quality, often multinational companies with a demonstrated potential for stable, predictable, long-term earnings growth. The Adviser's approach focuses on in-depth integrated analysis of issuer's income statements, balance sheets and cash flows. In addition to quality earnings growth, the Adviser seeks companies with strong balance sheets, sufficient free cash flow to finance growth, and a return on invested capital in excess of the cost of such capital. One by-product of the Adviser's approach is a low portfolio turnover rate; usually less than 20%.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio is subject to the risk that its benchmark may perform more poorly than equity markets generally.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[FAYEZ SAROFIM LCC GRAPH]

2003                                                      27.00%
2004                                                       5.27%
2005                                                       3.52%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Fayez Sarofim Large
                                                           Cap Core Portfolio          3.52%      6.61%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                  4.91%      8.79%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended June 30, 2003) and lowest return for a quarter was -2.85% (quarter ended September 30, 2004).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                            ROSZEL/ALLIANCEBERNSTEIN
                            LARGE CAP CORE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by AllianceBernstein L.P.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?


The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES.

The Portfolio is invested in a CORE INVESTING style. The Adviser focuses on anticipating investment opportunities using a top-down macroeconomic perspective of both longer term (secular) and shorter term (cyclical) changes in the economy in combination with rigorous bottom-up fundamental research on individual stocks. An investment strategy committee determines the target sector exposure relative to the S&P 500. The Portfolio's performance benchmark is the S&P 500 Index.

The Portfolio may invest up to 5% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[ALLIANCEBERNSTEIN LCC GRAPH]

2003                                                      24.92%
2004                                                       3.81%
2005                                                       8.04%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/AllianceBernstein
                                                          Large Cap Core Portfolio*   8.04%       6.44%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 4.91%       8.79%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 12.22% (quarter ended June 30, 2003) and lowest return for a quarter was -4.17% (quarter ended March 31, 2003).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.
---------------

* Formerly Roszel/INVESCO-NAM Large Cap Core Portfolio. The Portfolio was renamed as of July 1, 2005 to reflect a change in its subadviser.

                              ROSZEL/LOOMIS SAYLES
                           LARGE CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Loomis, Sayles & Company, L.P.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates. Generally such securities are those of well-established issuers with strong business franchises and favorable long-term growth prospects.

The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to find companies that are experiencing positive change that is timely and sustainable. Following a comprehensive risk evaluation, the Adviser constructs an investment portfolio from among the securities of such companies. The Portfolio's performance benchmark is the Russell 1000 Growth Index.

The Portfolio may invest up to 15% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[LOOMIS SAYLES LCG GRAPH]

2003                                                      25.42%
2004                                                       8.70%
2005                                                      10.29%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the calendar periods ended December 31, 2005)

                                                                                       PAST       SINCE
                                                                                      ONE YEAR   INCEPTION
                                                      ----------------------------------------------------
                                                        Roszel/Loomis Sayles
                                                           Large Cap Growth
                                                           Portfolio*                  10.29%      8.71%
                                                      ----------------------------------------------------
                                                        Russell 1000 Growth Index       5.27%      8.29%
                                                      ----------------------------------------------------
                                                        S&P 500 Index                   4.91%      8.79%
                                                      ----------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 12.10% (quarter ended December 31, 2004) and lowest return for a quarter was -4.37% (quarter ended September 30, 2004).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL 1000 GROWTH INDEX measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.
---------------

* Formerly Roszel/Nicholas-Applegate Large Cap Growth Portfolio. The Portfolio was renamed as of July 1, 2005 to reflect a change in its subadviser.

                 ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Rittenhouse Asset Management, Inc.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for competitive earnings growth rates. Generally such securities are those of well-established companies with strong business franchises and favorable long-term growth prospects.

The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to select companies with a minimum of $5 billion market capitalization. The Adviser focuses on the quality of a company's earnings and seeks those with historically consistent earnings and sustainable long-term growth rates. The Adviser's goal is to provide above-average risk-adjusted returns as compared with its benchmark. Avoiding "downside" risk is often as important to the Adviser as pursuing "upside" potential. The Portfolio's performance benchmark is the S&P 500 Index.

The Portfolio also may invest in corporate debt securities and GOVERNMENT SECURITIES. The Portfolio may invest up to 15% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[RITTENHOUSE LCG GRAPH]

2003                                                      19.51%
2004                                                       4.08%
2005                                                       0.33%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Rittenhouse Large
                                                          Cap Growth Portfolio        0.33%       3.73%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 4.91%       8.79%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 9.78% (quarter ended June 30, 2003) and lowest return for a quarter was -3.89% (quarter ended March 31, 2005).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                   ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Marsico Capital Management, LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have earnings growth potential. Typically such securities are those with a market capitalization of at least $4 billion. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional securities at times such as when the Adviser is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. Generally, no more than 8% of the Portfolio's total assets (at time of purchase) is invested in the securities of any single issuer.

The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to combine "top-down" macroeconomic analysis with "bottom-up" stock selection. Using the "top-down" approach, the Adviser considers such macroeconomic factors as interest rates, inflation, demographics, regulatory environment and the global competitive landscape to identify sectors, industries and companies that may benefit from overall trends it observes. The Adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. The Adviser uses a "bottom up" process to determine whether or not a particular company may be a suitable investment. In doing this the Adviser may focus on any of a number of different attributes, including: specific market expertise or dominance, franchise durability and pricing power, strength of fundamentals, strength and ethics of management, commitment to shareholder interests, and reasonableness of valuations in the context of projected growth rates. The Portfolio's performance benchmark is the Russell 1000 Growth Index.

The Portfolio may invest up to 15% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS and NON-DOLLAR SECURITIES, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[SENECA LCG GRAPH]

2003                                                      26.40%
2004                                                       4.53%
2005                                                       2.92%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                      Roszel/Marsico Large Cap
                                                           Growth Portfolio*          2.92%       5.84%
                                                      ---------------------------------------------------
                                                      Russell 1000 Growth Index       5.27%       8.29%
                                                      ---------------------------------------------------
                                                      S&P 500 Index                   4.91%       8.79%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 13.90% (quarter ended June 30, 2003) and lowest return for a quarter was -6.03% (quarter ended September 30, 2004).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL 1000 GROWTH INDEX measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.
---------------

* Formerly Roszel/Seneca Large Cap Growth Portfolio. The Portfolio was renamed as of July 1, 2005 to reflect a change in its subadviser.

          ROSZEL/KAYNE ANDERSON RUDNICK SMALL-MID CAP VALUE PORTFOLIO INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Kayne Anderson Rudnick Investment Management, LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in SMALL AND MID CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market. The Adviser uses a VALUE INVESTING style. The Portfolio's performance benchmark is the Russell 2500 Value Index.

The objective of the investment process is to build a diversified portfolio of high-quality companies, expected to outgrow their markets, and purchased at discount values. The Adviser utilizes a bottom-up fundamental research approach. The Adviser uses a research process that carefully evaluates each company from a three-tiered perspective involving qualitative, financial, and valuation analyses. As part of the process, the Adviser establishes an appropriate entry price, add price, and sale price for each security based on expected return and comparative valuation. Sector weights are also evaluated. The Portfolio consists of approximately 25 to 35 stocks.

The Adviser invests in companies with:
  - profitable businesses in mature industries
  - a dominant competitive position with industry-leading profits
  - strong returns on capital from an underleveraged balance sheet
  - strong free cash flow

The Adviser sells a stock for the following reasons:
  - target price achieved
  - portfolio upgrade
  - diversification requirements
  - negative company or industry changes

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in either INCOME-BEARING SECURITIES or LARGE CAPITALIZATION EQUITY SECURITIES. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[KAYNE ANDERSON RUDNICK SMCV GRAPH]

2003                                                      32.53%
2004                                                      10.37%
2005                                                       0.50%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Kayne Anderson
                                                           Rudnick Small-Mid Cap
                                                           Value Portfolio             0.50%      4.59%
                                                      ---------------------------------------------------
                                                        Russell Midcap Value Index*   12.65%     16.18%
                                                      ---------------------------------------------------
                                                        Russell 2500 Value Index       7.74%     15.06%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                  4.91%      8.79%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 14.58% (quarter ended December 31, 2003) and lowest return for a quarter was -3.86% (quarter ended September 30, 2004).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL MIDCAP VALUE INDEX measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2500 VALUE INDEX measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.
---------------

* As of May 1, 2005 Kayne Anderson Rudnick Investment Management, LLC assumed responsibility for sub-advising this Portfolio and the Portfolio's name was changed from the Roszel/Valenzuela Mid Cap Value Portfolio to the Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio. As of July 1, 2005 the Portfolio's name was changed to the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio. The benchmark was changed to the Russell 2500 Value Index to reflect the change in the subadviser.

                    ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Franklin Portfolio Advisors, a division of Franklin Templeton Portfolio Advisors, Inc.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in MID CAPITALIZATION EQUITY SECURITIES with a market capitalization from $2 billion to $10 billion.

The Adviser uses a GROWTH INVESTING style that combines favorable growth prospects with attractive valuations, or a "growth at a reasonable price" strategy. The Adviser employs a disciplined, long-term, bottom up approach to MID CAPITALIZATION growth equity investing. Combining time-proven fundamental analysis with original research, the Adviser looks for companies demonstrating distinct competitive advantages and the potential for sustainable growth that may not be reflected in current valuations. Companies offering higher than industry-average earnings per share growth and that meet or exceed expectations are identified using quantitative factors such as earnings per share surprise, estimate revision, relative strength, revenue acceleration and/or gross margin. Before making any buy recommendations, the Adviser meets with a company's management team and often tours its facilities to assess the firm's strength and profit potential. Sell decision are based on valuation, deterioration of fundamentals, poor relative strength or negative earnings surprise. The Portfolio's performance benchmark is the Russell Midcap Growth Index.

The Portfolio may invest up to 15% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of mid size companies that may appreciate in value, this Portfolio typically experiences greater volatility over time than funds that invest primarily in LARGE CAPITALIZATION EQUITY SECURITIES or INCOME-BEARING SECURITIES. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[FRANKLIN MCG GRAPH]

2003                                                      30.32%
2004                                                       6.33%
2005                                                      12.61%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Franklin Mid Cap
                                                          Growth Portfolio*           12.61%      8.80%
                                                      ---------------------------------------------------
                                                        Russell Midcap Growth Index   12.10%     15.79%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                  4.91%      8.79%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 16.43% (quarter ended June 30, 2003) and lowest return for a quarter was -6.60% (quarter ended September 30, 2004).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL MIDCAP GROWTH INDEX measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.
---------------

* Formerly Roszel/Seneca Mid Cap Growth Portfolio. The Portfolio was renamed as of May 1, 2005 to reflect a change in its subadviser.

                      ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by NWQ Investment Management Company LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in SMALL CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style that emphasizes qualitative factors over quantitative ones. Although the Adviser uses traditional quantitative methods such as cash flow analysis to identify undervalued securities, it focuses on seeking stocks under temporary selling pressure or those of special situation companies such as turnaround candidates or companies expected to outperform their peers due to changes in the economic cycle. The Adviser also looks for companies with potential catalysts to unlock or improve profitability. Typical catalysts are: new management, renewed management focus, improving fundamentals, industry consolidation and company restructuring. The Adviser generally tries to maintain the Portfolio's dollar weighted median capitalization at or near that of its benchmark. The Portfolio's performance benchmark is the Russell 2000 Value Index.

The Portfolio also may invest in a variety of INCOME-BEARING SECURITIES. The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in EQUITY SECURITIES representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[NWQ SCV GRAPH]

2003                                                      53.24%
2004                                                      29.65%
2005                                                      11.86%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the calendar periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/NWQ Small Cap
                                                          Value Portfolio             11.86%     16.75%
                                                      ---------------------------------------------------
                                                        Russell 2000 Value Index       4.71%     13.21%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                  4.91%      8.79%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 25.25% (quarter ended June 30, 2003) and lowest return for a quarter was -6.07% (quarter ended March 31, 2003).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL 2000 VALUE INDEX measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                                ROSZEL/DELAWARE
                         SMALL-MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Delaware Management Company.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in SMALL CAPITALIZATION and MID CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.


The Adviser uses a GROWTH INVESTING style. The Adviser seeks small and mid size companies that offer substantial opportunities for long-term price appreciation because they are poised to benefit from changing and dominant social and political trends. The Adviser evaluates a company's management, product development and sales and earnings. The Adviser uses a "bottom-up" approach for this evaluation and seeks market leaders, strong product cycles, innovative concepts and industry trends.


The Adviser believes that companies in the early stages of their development often offer the greatest opportunities for rising stock prices and that the key to investing successfully in small and mid size companies is to invest in them before their stock price matches their growth potential. To do this, the Adviser relies on its own research to study:


     - the operational history of the company;


     - its strategic focus; and


     - its competitive environment.


The Adviser also looks at price-to-earnings ratios, estimated growth rates, market capitalization and cash flows to determine how attractive a company is relative to other companies.


Because there is added risk when investing in small and mid size companies, which may still be in their early developmental stages, the Adviser seeks a well-diversified portfolio, typically holding a mix of different stocks representing a wide array of industries. The Portfolio's performance benchmark is the Russell 2500 Growth Index.


As small and mid size companies grow, the securities of some may increase in value beyond MID CAPITALIZATION, however, the Adviser may hold such securities until it believes they have reached their growth potential.


The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).


PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller and mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in LARGE CAPITALIZATION EQUITY SECURITIES. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.


To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.


These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[DELAWARE SMCG GRAPH]

2003                                                      36.26%
2004                                                      12.72%
2005                                                       7.79%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Delaware Small-Mid
                                                           Cap Growth Portfolio        7.79%      6.86%
                                                      ---------------------------------------------------
                                                        Russell 2500 Growth Index      8.17%     14.16%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                  4.91%      8.79%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 20.33% (quarter ended June 30, 2003) and lowest return for a quarter was -8.29% (quarter ended March 31, 2005).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL 2500 GROWTH INDEX measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                     ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lazard Asset Management LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in equity SECURITIES OF FOREIGN ISSUERS that the Adviser believes are undervalued by the market.

The Adviser uses a relative value investing style. This means that the Adviser seeks financially productive securities that are undervalued relative to their respective industries and peers based on their earnings, cash flow or asset values. The Adviser invests in securities of relatively large established FOREIGN ISSUERS located in economically developed countries.

The Portfolio generally invests in securities of issuers located in, having their principal business operations in, or having their securities principally traded in at least three countries other than the United States. Except for the United Kingdom and Japan, under normal market conditions, the Portfolio does not invest more than 25% of its total assets in the securities of issuers located in, having their principal business operations in, or having their securities principally traded in any single country. The Portfolio generally invests in securities with market capitalizations within the range of its performance benchmark, the MSCI EAFE Index.

The Portfolio may invest up to 20% of its total assets in INCOME-BEARING SECURITIES, including NON-DOLLAR SECURITIES.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest primarily in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

Investing in SECURITIES OF FOREIGN ISSUERS and in NON-DOLLAR SECURITIES involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the Portfolio more volatile than a comparable domestic equity fund.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[LAZARD INTERNATIONAL GRAPH]

2003                                                      29.12%
2004                                                      16.30%
2005                                                       8.48%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Lazard International
                                                           Portfolio                   8.48%     11.30%
                                                      ---------------------------------------------------
                                                        MSCI EAFE Index               14.02%     15.14%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 15.80% (quarter ended December 31, 2003) and lowest return for a quarter was -5.94% (quarter ended March 31, 2003).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI") EAFE INDEX is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                              ROSZEL/WILLIAM BLAIR
                            INTERNATIONAL PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by William Blair & Company, L.L.C.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in equity SECURITIES OF FOREIGN ISSUERS that the Adviser believes have a potential for strong earnings growth rates.

The Adviser adheres to a "quality growth" approach to identify stocks with potential earnings growth not reflected in current valuations. The Adviser invests in securities of a wide variety of foreign issuers, including depository receipts. The Portfolio generally invests in securities of issuers located in, having their principal business operations in, or having their securities principally traded in at least three countries other than the United States. Except for the United Kingdom and Japan, under normal market conditions, the Portfolio does not invest more than 25% of its total assets in securities of issuers located in, having their principal business operations in, or having their securities principally traded in any single foreign country. The Portfolio's performance benchmark is the MSCI EAFE Index.

The Portfolio may invest up to 20% of its total assets in INCOME-BEARING SECURITIES, including NON-DOLLAR SECURITIES. The Portfolio may invest up to 30% of its total assets in securities of foreign issuers located in countries with emerging economies or securities markets.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES.

Investing in SECURITIES OF FOREIGN ISSUERS and in NON-DOLLAR SECURITIES involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the Portfolio more volatile than a comparable domestic equity fund. These risks are particularly great when investing in SECURITIES OF FOREIGN ISSUERS located in less developed countries with emerging economies or securities markets.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[WB INTERNATIONAL GRAPH]

2003                                                      33.80%
2004                                                      11.83%
2005                                                      16.91%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/William Blair
                                                           International Portfolio    16.91%     13.51%
                                                      ---------------------------------------------------
                                                        MSCI EAFE Index               14.02%     15.14%
                                                      ---------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 16.26% (quarter ended June 30, 2003) and lowest return for a quarter was -5.61% (quarter ended March 31, 2003).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI") EAFE INDEX is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                               ROSZEL/LORD ABBETT
                        GOVERNMENT SECURITIES PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks as high a level of income as is consistent with investment in GOVERNMENT SECURITIES.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio invests PRIMARILY in GOVERNMENT SECURITIES and generally maintains an average portfolio duration of three to eight years. The Portfolio seeks to maintain a relatively stable level of income and to limit share price volatility. The Adviser seeks to manage the duration of portfolio investments to achieve an optimal balance of yield and corresponding interest rate risk. Similarly, the Adviser often seeks higher yields from investments in mortgage-related GOVERNMENT SECURITIES when it can do so without taking on excessive prepayment/extension risk. In this regard, mortgage-related GOVERNMENT SECURITIES may make up a substantial portion of the Portfolio's assets. The Portfolio's performance benchmark is the Merrill Lynch U.S. Government Master Bond Index.

A detailed description of the rating categories is contained in the SAI.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with most income mutual funds, the Portfolio is subject to interest rate risk. Other factors may affect the market price and yield of the Portfolio's securities, including investor demand and domestic economic conditions. Loss of money is a risk of investing in this Portfolio. In addition, the Portfolio is subject to prepayment/extension risk and a small degree of credit risk.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[LORD ABBETT GS GRAPH]

2003                                                      1.79%
2004                                                      4.11%
2005                                                      2.12%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                        PAST       SINCE
                                                                                       ONE YEAR   INCEPTION
                                                      -----------------------------------------------------
                                                        Roszel/Lord Abbett
                                                          Government Securities
                                                          Portfolio                     2.12%       3.92%
                                                      -----------------------------------------------------
                                                        Merrill Lynch
                                                          U.S. Government Master
                                                          Bond Index                    2.66%       4.49%
                                                      -----------------------------------------------------
                                                        Merrill Lynch U.S. Domestic
                                                          Master Bond Index             2.56%       5.01%
                                                      -----------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 2.89% (quarter ended September 30, 2004) and lowest return for a quarter was -2.26% (quarter ended June 30, 2004).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The MERRILL LYNCH U.S. GOVERNMENT MASTER BOND INDEX measures the performance of U.S. government and government agency bonds.

The MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                       ROSZEL/MLIM FIXED-INCOME PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks as high a level of total return as is consistent with investment in high-grade INCOME-BEARING SECURITIES.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Merrill Lynch Investment Managers, L.P.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio invests PRIMARILY in HIGH-GRADE INCOME-BEARING SECURITIES and seeks to maintain total return through duration management and sector rotation consistent with the Adviser's outlook of future interest rate changes. The Portfolio generally maintains an average portfolio duration of three to six years. It generally maintains an average credit quality of A or better. The Portfolio invests in a wide variety of INCOME-BEARING SECURITIES, including mortgage-backed securities. The Portfolio's performance benchmark is the Merrill Lynch U.S. Domestic Master Bond Index.

A detailed description of rating categories is contained in the SAI.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with most income mutual funds, the Portfolio is subject to interest rate risk and income volatility. Other factors may affect the market price and yield of the Portfolio's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this Portfolio. In addition, the Portfolio is subject to a modest degree of credit risk and some degree of prepayment/extension risk.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

[MLIM FIXED-INCOME GRAPH]

2003                                                      2.37%
2004                                                      2.04%
2005                                                      0.98%

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2005)

                                                                                        PAST       SINCE
                                                                                       ONE YEAR   INCEPTION
                                                      -----------------------------------------------------
                                                        Roszel/MLIM Fixed-Income
                                                               Portfolio                0.98%       2.32%
                                                      -----------------------------------------------------
                                                        Merrill Lynch U.S. Domestic
                                                               Master Bond Index        2.56%       5.01%
                                                      -----------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 2.32% (quarter ended June 30, 2005) and lowest return for a quarter was -2.22% (quarter ended June 30, 2004).

The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                               FEES AND EXPENSES

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Portfolios.

     SHAREHOLDER FEES (DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)

Maximum Sales Charge Imposed on Purchases (percentage of
  offering price)                                                N/A
Maximum Deferred Sales Charge                                    N/A
Maximum Sales Charge Imposed on Reinvested Dividends and
  Other Distributions                                            N/A
Redemption Fee                                                   N/A
Exchange Fee                                                     N/A

Shareholder fees do not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

      ANNUAL PORTFOLIO OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)

                                                                    TOTAL
                                                                   ANNUAL
                                                                  PORTFOLIO
                                          MANAGEMENT    OTHER     OPERATING     EXPENSE(1)
                                             FEES      EXPENSES   EXPENSES    REIMBURSEMENTS   NET EXPENSES
                                          ----------   --------   ---------   --------------   ------------
Roszel/Lord Abbett Large Cap Value
  Portfolio.............................    0.80%        0.75%      1.55%          0.45%          1.10%
Roszel/BKF Large Cap Value Portfolio....    0.80%        1.80%      2.60%          1.50%          1.10%
Roszel/MLIM Relative Value Portfolio....    0.80%        0.62%      1.42%          0.32%          1.10%
Roszel/Fayez Sarofim Large Cap Core
  Portfolio.............................    0.80%        2.73%      3.53%          2.43%          1.10%
Roszel/AllianceBernstein Large Cap Core
  Portfolio.............................    0.80%        2.20%      3.00%          1.90%          1.10%
Roszel/Loomis Sayles Large Cap Growth
  Portfolio.............................    0.80%        3.16%      3.96%          2.86%          1.10%
Roszel/Rittenhouse Large Cap Growth
  Portfolio.............................    0.80%        0.78%      1.58%          0.48%          1.10%
Roszel/Marsico Large Cap Growth
  Portfolio.............................    0.80%        1.30%      2.10%          1.00%          1.10%
Roszel/Kayne Anderson Rudnick Small-Mid
  Cap Value Portfolio...................    0.80%        1.47%      2.27%          1.17%          1.10%
Roszel/Franklin Mid Cap Growth
  Portfolio.............................    0.80%        1.75%      2.55%          1.45%          1.10%
Roszel/NWQ Small Cap Value Portfolio....    0.85%        0.96%      1.81%          0.66%          1.15%
Roszel/Delaware Small-Mid Cap Growth
  Portfolio.............................    0.85%        1.52%      2.37%          1.22%          1.15%
Roszel/Lazard International Portfolio...    0.85%        1.15%      2.00%          0.85%          1.15%
Roszel/William Blair International
  Portfolio.............................    0.85%        1.66%      2.51%          1.36%          1.15%
Roszel/Lord Abbett Government Securities
  Portfolio.............................    0.65%        0.90%      1.55%          0.60%          0.95%
Roszel/MLIM Fixed Income Portfolio......    0.65%        0.62%      1.27%          0.32%          0.95%

---------------

(1) The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The expense limitation agreement is effective through April 30, 2007, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees.

EXAMPLE

The following example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The costs would be the same if you do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same except for the expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
Roszel/Lord Abbett Large Cap Value Portfolio...............   $112     $445     $  802     $1,807
Roszel/BKF Large Cap Value Portfolio.......................   $112     $665     $1,246     $2,822
Roszel/MLIM Relative Value Portfolio.......................   $112     $418     $  746     $1,674
Roszel/Fayez Sarofim Large Cap Core Portfolio..............   $112     $857     $1,623     $3,640
Roszel/AllianceBernstein Large Cap Core Portfolio..........   $112     $748     $1,410     $3,183
Roszel/Loomis Sayles Large Cap Growth Portfolio............   $112     $944     $1,792     $3,993
Roszel/Rittenhouse Large Cap Growth Portfolio..............   $112     $452     $  815     $1,838
Roszel/Marsico Large Cap Growth Portfolio..................   $112     $561     $1,037     $2,352
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value
  Portfolio................................................   $112     $597     $1,108     $2,514
Roszel/Franklin Mid Cap Growth Portfolio...................   $112     $655     $1,225     $2,776
Roszel/NWQ Small Cap Value Portfolio.......................   $117     $505     $  918     $2,072
Roszel/Delaware Small-Mid Cap Growth Portfolio.............   $117     $622     $1,155     $2,613
Roszel/Lazard International Portfolio......................   $117     $545     $  999     $2,259
Roszel/William Blair International Portfolio...............   $117     $652     $1,213     $2,743
Roszel/Lord Abbett Government Securities Portfolio.........   $ 97     $431     $  788     $1,795
Roszel/MLIM Fixed Income Portfolio.........................   $ 97     $371     $  666     $1,506

The example does not reflect sales charges (loads) on reinvested dividends and other distributions because the Portfolios do not impose sales charges. The example does not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

                     INFORMATION ABOUT THE RISKS OF CERTAIN
                     INVESTMENTS AND INVESTMENT TECHNIQUES

GOVERNMENT SECURITIES

Each Portfolio may invest in GOVERNMENT SECURITIES. GOVERNMENT SECURITIES include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. GOVERNMENT SECURITIES may be supported by the: (a) full faith credit of the U.S. Treasury,
(2) right of the issuer to borrow from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the issuer, or (d) only the credit of the issuer. GOVERNMENT SECURITIES also include Treasury receipts, zero coupon bonds and other stripped GOVERNMENT SECURITIES, where the principal and interest components of the stripped GOVERNMENT SECURITIES are traded independently. Certain Portfolios also may invest in custody receipts that evidence ownership of future interest payments, principal payments, or both, on certain GOVERNMENT SECURITIES. For certain securities law purposes, custody receipts are not considered GOVERNMENT SECURITIES.

GOVERNMENT SECURITIES generally entail interest rate risk comparable with other HIGH-GRADE SECURITIES although, at times, certain stripped GOVERNMENT SECURITIES may entail a greater degree of interest rate risk. GOVERNMENT SECURITIES in categories (a) and (b) entail virtually no credit risk, while those in categories (c) and (d) and stripped GOVERNMENT SECURITIES entail a small degree of such risk. Except for mortgage-backed GOVERNMENT SECURITIES, GOVERNMENT SECURITIES do not entail prepayment or extension risk.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, certain Portfolios may purchase and sell option contracts, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a Portfolio to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a Portfolio to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

Advisers also use these techniques to manage risk by hedging a Portfolio's portfolio investments. Hedging techniques may not always be available to the Portfolios; and it may not always be feasible for an Adviser to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Portfolio could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expects. As a result, the use of these techniques may result in losses to a Portfolio or increase volatility in a Portfolio's performance.

SECURITIES OF FOREIGN ISSUERS

Many of the Portfolios may invest in SECURITIES OF FOREIGN ISSUERS as part of their principal investment strategy. Most of these Portfolios also may invest in NON-DOLLAR SECURITIES.

Investments in the SECURITIES OF FOREIGN ISSUERS or investments in NON-DOLLAR SECURITIES involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some FOREIGN ISSUERS may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

FOREIGN ISSUERS are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a FOREIGN ISSUER than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Roszel/William Blair International Portfolio may invest in SECURITIES OF FOREIGN ISSUERS located in countries with developing or emerging economies and/or securities markets. The securities markets of Asian, Latin American, Eastern European, African and other developing nations are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to the extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in EQUITY SECURITIES of issuers located in Russia and certain other developing nations involves risk of loss resulting from uncertainty of share registration and the safety of custody arrangements and substantial economic and political disruption. These risks are not normally associated with investment in securities of issuers in more developed countries.

SMALL CAPITALIZATION COMPANIES

The Portfolios whose investment strategy includes investment in securities of SMALL CAPITALIZATION companies do so as part of their principal investment strategy.

Historically, SMALL CAPITALIZATION stocks, including stocks of recently organized companies, have been more volatile in price than the larger market capitalization stocks. As a result, investing in the securities of such companies involves greater risk and the possibility of greater price volatility. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are more thinly traded than those of larger companies and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with SMALL CAPITALIZATION SECURITIES are often higher than those with larger capitalizations.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

Certain of the Portfolios may purchase newly-issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.

At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.

LOWER-RATED INCOME-BEARING SECURITIES

Certain of the Portfolios may invest in high-yielding INCOME-BEARING SECURITIES rated below INVESTMENT GRADE. Securities rated below INVESTMENT GRADE are commonly known as "junk bonds." These LOWER-RATED SECURITIES are, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such LOWER-RATED SECURITIES also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding LOWER-RATED SECURITIES may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of LOWER-RATED SECURITIES adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it may be required to seek recovery upon a default in the payment of principal or interest on its INCOME-BEARING SECURITIES. Although some risk is inherent in all securities, holders of INCOME-BEARING SECURITIES have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in EQUITY SECURITIES of the same issuer.

LOWER-RATED SECURITIES may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue LOWER-RATED SECURITIES are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with INVESTMENT GRADE SECURITIES. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of LOWER-RATED SECURITIES may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of LOWER-RATED SECURITIES because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

LOWER-RATED SECURITIES frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.

A Portfolio may have difficulty disposing of certain LOWER-RATED SECURITIES for which there is a thin trading market. Because not all dealers maintain markets in all LOWER-RATED SECURITIES, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for LOWER-RATED SECURITIES, it is generally not as liquid as that for INVESTMENT GRADE SECURITIES. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio's ability to dispose of them when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

It is likely that a major economic recession could severely affect the market for and the values of LOWER-RATED SECURITIES, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

A Portfolio may acquire LOWER-RATED SECURITIES that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The SAI contains more information about the risks of restricted securities. A Portfolio may acquire LOWER-RATED SECURITIES during an initial offering. Such securities involve special risks because they are new issues.

Additional information regarding the rating categories for INCOME-BEARING SECURITIES appears in the appendix of the SAI.

                             INVESTMENT MANAGEMENT

ROSZEL ADVISORS

Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining additional Advisers to manage the assets of each Portfolio. Roszel Advisors, at its own expense, furnishes the Trust with officers, clerical services and other personnel, as well as office space, facilities and equipment necessary to administer the business affairs of the Trust. Likewise, Roszel Advisors retains and supervises third-party service providers paid by the Trust to perform certain operational functions. These include J.P. Morgan Investor Services Co., the Trust's administrator, which is responsible for, among other tasks, the valuation of each Portfolio's assets and other accounting functions.

Roszel Advisors uses a "manager of managers" approach to selecting and supervising specialist Advisers to manage the investment portfolios of each Portfolio. Roszel Advisors selects Advisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Advisers. Roszel Advisors does not anticipate frequent changes in Advisers. The Trust's board of trustees reviews and approves Roszel Advisors's selection or dismissal of Advisers. In the event of a change in a Portfolio's Adviser, variable contract owners invested in that Portfolio will be sent an information statement providing information about the new Adviser within 90 days of such change.

A discussion regarding the basis for the board of trustees approval of the investment advisory and subadvisory agreements is available in the Trust's semi-annual report to shareholders for the period ended June 30th.

MANAGEMENT FEES

The following table shows the annual management fee rate paid to Roszel Advisors by each Portfolio.

                                     ANNUAL RATE
                                   (AS PERCENTAGE
                                     OF AVERAGE
           PORTFOLIO              DAILY NET ASSETS)
           ---------              -----------------
Roszel/Lord Abbett Large Cap
  Value Portfolio...............        0.80%
Roszel/BKF Large Cap Value
  Portfolio.....................        0.80%
Roszel/MLIM Relative Value
  Portfolio.....................        0.80%

                                     ANNUAL RATE
                                   (AS PERCENTAGE
                                     OF AVERAGE
           PORTFOLIO              DAILY NET ASSETS)
           ---------              -----------------
Roszel/Fayez Sarofim Large Cap
  Core Portfolio................        0.80%
Roszel/AllianceBernstein Large
  Cap Core Portfolio............        0.80%
Roszel/Loomis Sayles Large Cap
  Growth Portfolio..............        0.80%

                                     ANNUAL RATE
                                   (AS PERCENTAGE
                                     OF AVERAGE
           PORTFOLIO              DAILY NET ASSETS)
           ---------              -----------------
Roszel/Rittenhouse Large Cap
  Growth Portfolio..............        0.80%
Roszel/Marsico Large Cap Growth
  Portfolio.....................        0.80%
Roszel/Kayne Anderson Rudnick
  Small-Mid Cap Value
  Portfolio.....................        0.80%
Roszel/Franklin Mid Cap Growth
  Portfolio.....................        0.80%
Roszel/NWQ Small Cap Value
  Portfolio.....................        0.85%

                                     ANNUAL RATE
                                   (AS PERCENTAGE
                                     OF AVERAGE
           PORTFOLIO              DAILY NET ASSETS)
           ---------              -----------------
Roszel/Delaware Small-Mid Cap
  Growth Portfolio..............        0.85%
Roszel/Lazard International
  Portfolio.....................        0.85%
Roszel/William Blair
  International Portfolio.......        0.85%
Roszel/Lord Abbett Government
  Securities Portfolio..........        0.65%
Roszel/MLIM Fixed-Income
  Portfolio.....................        0.65%

OTHER ADVISERS

Each Portfolio is managed by an Adviser selected by Roszel Advisors to bring specific asset management style expertise strategy to the management of that Portfolio. The table below summarizes the background data with respect to the Adviser that manages each Portfolio's assets.

LORD, ABBETT & CO. LLC              ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
90 Hudson Street
11th Floor
Jersey City, NJ 07302

Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $101 billion in 54 mutual fund portfolios and other advisory accounts, as of December 31, 2005.

Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of the Roszel/Lord Abbett Large Cap Value Portfolio. Eli
M. Salzmann, Partner and Director of Large Cap Value Equity Management, and Sholom Dinsky, Partner and Large Cap Value Portfolio Manager, head the team. Messrs. Salzmann and Dinsky are jointly and primarily responsible for the day-to-day management of the Portfolio.

Eli M. Salzmann, Partner and Director of Large Cap Value Equity Management, jointly manages the Portfolio. He joined Lord, Abbett & Co. LLC in 1997 from Mutual of America where he was a portfolio manager and analyst. Mr. Salzmann has a B.A. from Princeton University and a M.B.A. from New York University.

Sholom Dinsky, Partner and Large Cap Value Portfolio Manager, jointly manages the Portfolio. Mr. Dinsky joined Lord, Abbett & Co. LLC in 2000. He previously worked at Prudential Asset Management where he served as a managing director. Mr. Dinsky has a B.B.A. from City College of New York-Baruch School of Business and a M.A. from Northwestern University.

Kenneth G. Fuller CFA, Partner and Portfolio Manager, is a senior member of the investment team. Mr. Fuller joined Lord Abbett in 2002 from Manley Fuller Asset Management, L.P. where he was Founder and Principal. Mr. Fuller received a BBA from Temple University and an MBA from Columbia University.

BKF ASSET MANAGEMENT, INC.                  ROSZEL/BKF LARGE CAP VALUE PORTFOLIO
One Rockefeller Plaza
New York, NY 10020

BKF Asset Management, Inc., a wholly-owned subsidiary of BKF Capital Group, Inc. had approximately $5 billion in assets under management as of December 31, 2005.

Philip Friedman, senior portfolio manager and securities analyst, co-manages the Portfolio. Before joining BKF Asset Management, Inc. in 2002, he was a managing director in charge of the U.S. Active Equity Group at Morgan Stanley Asset Management (1998-2002); director of North American Equity Research for Morgan Stanley (1995-1997); and an Aerospace and Defense Electronics analyst for Morgan Stanley (1990-1995). Mr. Friedman was also an analyst at PaineWebber (1990), and Drexel Burnham Lambert (1983-1990), and a senior consultant at Accenture (formerly Arthur Andersen Consulting) (1980-1982). He earned a BA from Rutgers College and an MBA from Northwestern University.

John W. Murphy, senior portfolio manager and securities analyst, co-manages the Portfolio. Prior to joining BKF Asset Management, Inc. in 1995, Mr. Murphy was a senior equity analyst for Prudential Securities and worked at Bain & Co. Mr. Murphy earned a B.S. from Bryant College in 1984 and a M.B.A. from Northeastern University in 1986.

MERRILL LYNCH INVESTMENT MANAGERS, L.P.     ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
800 Scudders Mill Road
Plainsboro, NJ 08536

Merrill Lynch Investment Managers, L.P. ("MLIM") was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 organized investment companies. MLIM and its affiliates, including Fund Asset Management, L.P., had approximately $538 billion in investment company and other portfolio assets under management as of December 31, 2005. This amount includes assets managed for Merrill Lynch affiliates.

Fred Gaskin, Managing Director and Senior Portfolio Manager with MLIM, is the portfolio manager of the Roszel/MLIM Relative Value Portfolio and is primarily responsible for setting the investment strategy and the day-to-day management of the Roszel/MLIM Relative Value Portfolio. He has been a portfolio manager of the Roszel/MLIM Relative Value Portfolio since 2004. Prior to joining MLIM in 2004, Mr. Gaskin was Managing Director and Portfolio Manager with the value equity investment team of Deutsche Asset Management (formerly Scudder Investments), managing $6.5 billion in a variety of institutional accounts and mutual funds, and following a value investment philosophy.

FAYEZ SAROFIM & CO.                ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
Two Houston Center
Suite 2907
Houston, TX 77010

Fayez Sarofim & Co. is an independent entity owned and managed by its founder, Mr. Fayez Sarofim, and a team of 22 investment professionals. Fayez Sarofim & Co. had approximately $38 billion in assets under management as of December 31, 2005.

A team of investment professionals (the "Investment Committee") is responsible for the day-to-day management of the assets of the Portfolio. The members of the Investment Committee are as follows: Mr. Fayez Sarofim, Mrs. Raye White, Ralph Thomas, William McGee, Jr., Charles Sheedy, and Christopher Sarofim.

Mr. Fayez Sarofim, President and Chairman of the Board, Director, founded Fayez Sarofim & Co. in August of 1958. He is a Chartered Investment Counsellor. Mr. Sarofim holds a B.S. in food technology from the University of California and an M.B.A. from Harvard University.

Mrs. Raye White, Executive Vice President, Director, has been with Fayez Sarofim & Co. since its inception in August of 1958. She is a Chartered Investment Counsellor. Prior to joining Fayez Sarofim & Co., Mrs. White attended Durham Business College in Houston, Texas and was employed by Anderson Clayton & Co.

Ralph Thomas, CFA, Senior Vice President/Portfolio Manager, joined Fayez Sarofim & Co. in 1968. He earned a B.B.A. in Finance and an M.B.A. from the University of Texas. He is a Chartered Investment Counsellor.

William McGee, Jr., CFA, Senior Vice President/Portfolio Manager, has been with Fayez Sarofim & Co. since 1969. He earned a B.A. in economics from Stanford University and an M.B.A. from the University of Texas. He is a Chartered Investment Counsellor.

Charles Sheedy, CFA, Senior Vice President/Portfolio Manager, earned a B.A. in English Literature from the University of Notre Dame and an M.B.A. from Harvard University. He joined Fayez Sarofim & Co. immediately after graduating in 1971. He is a Chartered Investment Counsellor.

Christopher Sarofim, Vice President/Portfolio Manager, joined Fayez Sarofim & Co. in September 1988. Prior to joining Fayez Sarofim & Co., he was employed with Goldman, Sachs & Co. in Corporate Finance. Mr. Sarofim received an A.B. in History from Princeton University in 1986.

ALLIANCEBERNSTEIN L.P.         ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105

AllianceBernstein L.P. had approximately $579 billion in assets under management as of December 31, 2005.

Catherine Wood, Senior Vice President and Chief Investment Officer -- Director of Equity, joined AllianceBernstein with 24 years of investment experience. Ms. Wood began her career with Capital Research, a global investment firm in Los Angeles, California. She later joined Jennison Associates in New York City where she was Chief Economist and Portfolio Manager. She then became a General Partner at Tupelo Capital Management, where her responsibilities included oversight and direction of equity analysis. Ms. Wood holds a B.S. from the University of Southern California.

Thomas Conte, Vice President -- Equity Portfolio Manager, joined
AllianceBernstein in 1999 with more than fourteen years of investment and portfolio management experience. Before joining AllianceBernstein, Mr. Conte was a Portfolio Manager with the BJ Group. Mr. Conte earned his B.S. from Bowling Green State University and his M.B.A. from Fordham University.

Thomas Zottner, Vice President -- Equity Portfolio Manager, joined AllianceBernstein in 2001 after working as a Registered Client Associate at Merrill Lynch. Mr. Zottner holds a B.A. from Boston College.

LOOMIS, SAYLES & COMPANY, L.P.   ROSZEL/LOOMIS SAYLES LARGE CAP GROWTH PORTFOLIO
One Financial Center
Boston, Massachusetts 02111

Loomis, Sayles & Company, L.P. is a wholly-owned subsidiary of IXIS Asset Management US Group, L.P. Loomis Sayles had approximately $75 billion in assets under management as of December 31, 2005.

A team of investment professionals (the "Portfolio Management Team") is responsible for the management of the Large Cap Growth Portfolio. The members of the Portfolio Management Team are as follows: Mark B. Baribeau, Richard D. Skaggs and Pamela N. Czekanski.

Mark B. Baribeau, CFA and Portfolio Manager has been with Loomis Sayles since 1989, but has twenty years of investment experience. Mr. Baribeau holds a B.A. from the University of Vermont and an M.A. from the University of Maryland.

Richard D. Skaggs, CFA and Portfolio Manager, has twenty years of experience. He joined Loomis Sayles in 1994. Mr. Skaggs earned a B.A. and a M.S.M. from Oakland University.

Pamela N. Czekanski, CFA and Portfolio Manager, has twenty-two years of investment experience. She joined Loomis Sayles in 1995. Ms. Czekanski holds a B.A. from Middlebury College.

RITTENHOUSE ASSET MANAGEMENT, INC.           ROSZEL/RITTENHOUSE LARGE CAP GROWTH
                                                                       PORTFOLIO
Five Radnor Corporate Center, Suite 300
100 Matsonford Road
Radnor, PA 19087

Rittenhouse Asset Management, Inc. ("Rittenhouse") had approximately $6 billion in assets under management as of December 31, 2005. Rittenhouse is a wholly owned subsidiary of Nuveen Investments, Inc.

A team of investment professionals manages the Portfolio. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolio are John Philips Waterman, Daniel C. Roarty, James
J. Jolinger, William Lacy Conrad, Nancy M. Crouse and Leonard Harold McCandless.

John Philips Waterman, CFA
Business Background: Rittenhouse Asset Management, Inc., Chief Investment Officer (10/00 to Present); Rittenhouse Asset Management, Inc., Managing Director -- Investments (9/97 to 10/00); Rittenhouse Asset Management, Inc., Executive Committee (9/97 to 11/00); Rittenhouse Asset Management, Inc., Research and Investment Team Member (10/93 to Present); Nuveen Investments, LLC, Registered Representative (9/97 to Present); Modern Group, Ltd, Director (9/90 to 6/04).

Daniel C. Roarty, CFA
Business Background: Rittenhouse Asset Management, Inc., Managing Director, Portfolio Manager (01/04 to Present); Rittenhouse Asset Management, Inc. Research and Investment Team Member (5/01 to Present); Morgan Stanley, Vice President, Security Analyst (6/98 to 4/01).

James J. Jolinger
Business Background: Rittenhouse Asset Management, Inc., Managing Director, Portfolio Manager and Director of Research (1/04 to Present); Rittenhouse Asset Management, Inc. Research and Investment Team Member (1/04 to Present); Morgan Stanley Investment Management, Inc., Portfolio Manager and Executive Director (4/97 to 9/03); Morgan Stanley Investment Management, Inc., Director of Research (4/97-12/00).

William Lacy Conrad
Business Background: Rittenhouse Asset Management, Inc., Managing Director, Portfolio Manager, Executive Committee (9/97 to 11/00); Rittenhouse Asset Management, Inc., Research and Investment Team Member (3/91 to Present); Nuveen Investments, LLC, Registered Representative (9/97 to Present).

Nancy M. Crouse, CFA
Business Background: Rittenhouse Asset Management, Inc., Portfolio Manager (4/05 to Present); Rittenhouse Asset Management, Inc., Registered Representative (4/05 to Present); Delaware Investment Advisers, Senior Vice President/Senior Portfolio Manager (9/93 to 3/05); Corestates Investment Advisers, Vice President (7/83 to 9/93); Philadelphia National Bank, Strategic Planning (1/83 to 7/83); Philadelphia National Bank, Credit Analyst (9/81 to 1/83).

Leonard Harold McCandless, CFA
Business Background: The Rittenhouse Trust Company, Director (1/90 to Present); Rittenhouse Asset Management, Inc., V.P., Portfolio Manager (12/89 to Present); Rittenhouse Asset Management, Inc. Research and Investment Team Member (12/89 to Present); Keystone Organization, Financial Consultant (10/87 to Present).

MARSICO CAPITAL MANAGEMENT, LLC        ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
1200 17(th) Street, Suite 1600
Denver, Colorado 80202

Marsico Capital Management, LLC was registered in September of 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico has approximately $63 billion in assets under management as of December 31, 2005.

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital and manages the Roszel/Marsico Large Cap Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Mr. Marsico holds a B.A. from the University of Colorado and an M.B.A. from the University of Denver.

KAYNE ANDERSON RUDNICK INVESTMENT                  ROSZEL/KAYNE ANDERSON RUDNICK
MANAGEMENT, LLC                                    SMALL-MID CAP VALUE PORTFOLIO
1800 Avenue of the Stars
2nd Floor
Los Angeles, CA 90067

Kayne Anderson Rudnick Investment Management, LLC ("KAR") is a California limited liability corporation with approximately $9 billion in assets under management as of December 31, 2005.

Robert A. Schwarzkopf, CFA, is managing director of Small Cap Equity, a portfolio manager for the Small and Mid Cap Equity Portfolios, and a member of the Executive Management Committee. He has approximately 25 years of equity research experience. Before joining Kayne Anderson Rudnick in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares. He earned a B.S. and an M.S. in Mathematics from the University of Miami. Mr. Schwarzkopf is a Chartered Financial Analyst charterholder and a member of the CFA Society of Los Angeles, Inc.

Sandi L. Gleason, CFA, is a portfolio manager for the Small and Mid Cap Equity Portfolios. She has approximately 11 years of equity research experience. Before joining Kayne Anderson Rudnick in 1993. Ms. Gleason was a senior consultant with Peterson Consulting Limited Partnership, a national litigation-consulting firm. Ms. Gleason earned a B.S. in Business and Public Administration from the University of Arizona. She is a Chartered Financial Analyst charterholder and a member of the CFA Society of Los Angeles, Inc.

FRANKLIN PORTFOLIO ADVISORS             ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO
One Franklin Parkway
San Mateo, CA 94403

Franklin Portfolio Advisors (FPA), is a division of Franklin Templeton Portfolio Advisors, Inc. (FTPA), a California corporation founded in 1979. FTPA is a subsidiary of Franklin Resources, Inc. (FRI), a global investment management organization founded in 1947 and operating as Franklin Templeton Investments. As of December 31, 2005, FPA had $4 billion in assets under management, FTPA had $6 billion and Franklin Templeton Investments had $465 billion in assets under management.

A team of investment professionals manages the Portfolio. The names of the principal persons who are primarily responsible for the day-to-day management and portfolio management oversight of the assets for the Portfolio are Ed Jamieson, Michael McCarthy, Sara Araghi, James Cross and Frank Felicelli.

Mr. Jamieson is an executive vice president of Franklin Advisers, Inc. (FAI), an FPA affiliate, and the chief investment officer of the Franklin Equity Group. He is a member of the portfolio management team responsible for the firm's small-cap and mid-cap products and is a member of the Franklin Funds Board of Directors. Prior to joining Franklin in March of 1987, Mr. Jamieson served as treasurer of Beatrice Consumer Products, Inc. a subsidiary of Beatrice Companies, Inc. Previously, he served as director of international treasury for PepsiCo, Inc.'s corporate treasury. Mr. Jamieson received a B.A. degree from

Bucknell University, a master's degree in accounting and finance from the University of Chicago Graduate School of Business.

Mr. McCarthy is a senior vice president, director of equity research and portfolio manager for Franklin Advisers, Inc. (FAI), an FPA affiliate. He is responsible for all aspects of the equity research process at FAI and is a member of the portfolio management team responsible for the firm's small-cap and mid-cap products. Mr. McCarthy is a Chartered Financial Analyst (CFA) charterholder and received a B.A. degree in history from the University of California at Los Angeles. He is a member of the Securities Analysts of San Francisco (SASF) and the CFA Institute.

Ms. Araghi is a portfolio manager for FPA. She works with various Franklin Advisers, Inc. ("FAI") strategy team leaders to construct and maintain investment portfolios for FPA separate account mandates. Prior to this role, Ms. Araghi spent two years as a research associate with FAI. During that time she worked on various projects including coverage of various consumer sector stocks, specifically consumer and household product securities, and the creation of monthly economic research reports. Ms. Araghi joined Franklin Advisers, Inc. in July 2003 after receiving a bachelor of science degree in business and graduating with honors from the University of California, Berkeley. She is currently a Chartered Financial Analyst (CFA) charterholder candidate.

Mr. Cross is a vice president, portfolio manager and research analyst for Franklin Advisers, Inc. (FAI), an FPA affiliate and is a member of the portfolio management team responsible for the firm's small-cap and mid-cap products. He currently covers the aerospace/defense and autos and auto parts industries as a member of the industrials and services sector team. Before assuming industry coverage in 2000, he focused on quantitative research, risk analysis and performance attribution. Prior to joining FAI in 1998, Mr. Cross worked as an economic planner for a government agency in Texas. Mr. Cross received a bachelor of business arts with a major in economics from Baylor University, and is a Chartered Financial Analyst (CFA) charterholder.

Mr. Felicelli is executive vice president and chief investment officer of FPA, where he is involved with the administration of FPA's investment advisory services. Mr. Felicelli is also senior vice president and portfolio manager of Franklin Advisers, Inc. (FAI), an FPA affiliate. Prior to joining Franklin in 1988, he was a trust investment officer for the Bank of California and served as vice president and director of research for a San Francisco-based investment advisory firm. Mr. Felicelli received a B.A. degree in economics from the University of Illinois and an M.B.A. in finance from Golden Gate University in San Francisco. He is a member of the Golden Gate University's Board of Trustees, the Securities Analysts of San Francisco and the CFA Institute. Mr. Felicelli is a Chartered Financial Analyst (CFA) charterholder.

NWQ INVESTMENT MANAGEMENT COMPANY, LLC      ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
2049 Century Park East
16th Floor
Los Angeles, CA 90067

NWQ Investment Management Company, LLC ("NWQ") is a wholly owned subsidiary of Nuveen Investments, Inc. NWQ had approximately $46 billion in assets under management as of December 31, 2005.

Phyllis G. Thomas, CFA and Managing Director of NWQ Investment Management Company, manages the Portfolio. Ms. Thomas has 33 years of investment management experience. Prior to joining NWQ in 1990, Ms. Thomas held the position of vice president and senior portfolio manager with The Boston Company where she managed institutional portfolios for three years. Ms. Thomas graduated from Northern Illinois University and received her M.B.A. from the University of California at Los Angeles.

DELAWARE MANAGEMENT COMPANY       ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
2005 Market Street
Philadelphia, PA 19103-7094

Delaware Management Company, a series of Delaware Management Business Trust, and its affiliates had approximately $117 billion in assets under management as of December 31, 2005.

Marshall T. Bassett, Steven G. Catricks, Barry S. Gladstein, Cristopher M. Holland, Steven T. Lampe, Matthew Todorow, Rudy D. Torrijos III and Lori P. Wachs have primary responsibility for making day-to-day investment decisions for the Fund.

Marshall T. Bassett, Senior Vice President/Chief Investment Officer -- Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Bassett has managed the Fund since July 2001.

Steven G. Catricks, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also worked at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and is a member of the Institute of Electrical and Electronics Engineers. Mr. Catricks is a CFA chartholder and has managed the Fund since August 2005.

Barry S. Gladstein, Vice President/Portfolio Manager, joined Delaware Investments in 1995. Before joining Delaware Investments, Mr. Gladstein was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from the University of Pennsylvania's Wharton School. Mr. Gladstein is a CFA chartholder and has managed the Fund since August 2005.

Christopher M. Holland, Vice President/Portfolio Manager, joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at J.P. Morgan Chase & Company. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University. Mr. Holland has managed the Fund since August 2005.

Steven T. Lampe, Vice President/Portfolio Manager, joined Delaware Investments in 1995. He received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He previously served as a manager at PriceWaterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant and has been managing the Fund since July 2001.

Matthew Todorow, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management. Mr. Todorow has managed the Fund since August 2004.

Rudy D. Torrijos III, Vice President/Portfolio Manager, joined Delaware Investments in July 2005. Before joining Delaware Investments, Mr. Torrijos was a technology analyst at Fiduciary Trust Co. International. Previously, he worked at Neuberger Berman Growth Group as an analyst and, later, as a fund manager. Mr. Torrijos earned a bachelor's degree in applied mathematics/economics from Harvard University. He has managed the Fund since August 2005.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental Studies. Ms. Wachs has managed the Fund since July 2001.

LAZARD ASSET MANAGEMENT LLC                ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
30 Rockefeller Plaza
57th Floor
New York, NY 10112

Lazard Management LLC, a subsidiary of Lazard Freres & Co. LLC, and its affiliates, had approximately $78 billion in assets under management as of December 31, 2005.

A team of investment professionals manages the Portfolio. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolio are Michael A. Bennett, Gabrielle Boyle, Michael G. Fry, Michael Powers and John R. Reinsberg.

Michael A. Bennett, Managing Director, Portfolio Manager. Mr. Bennett is a Managing Director of Lazard Asset Management LLC and a portfolio manager for Lazard's International Equity team. Prior to joining the firm in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. He is a CPA, has an MBA from the University of Chicago's Graduate School of Business and a BS from New York University.

Gabrielle Boyle, Senior Managing Director, Portfolio Manager. Ms. Boyle is a Senior Managing Director of Lazard Asset Management LLC. She is a portfolio manager on Lazard's International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993 and has been working in the investment field since 1991. Previously Ms. Boyle worked with Royal Insurance Asset Management. She earned a BA (Hons) degree in Economics & History in 1989 and a MA in Economics in 1990, both from University College, Dublin. She is a member of the Institute of Investment Management and Research.

Michael G. Fry, Managing Director, Portfolio Manager. Michael Fry is a Managing Director of Lazard Asset Management, based in London, and a portfolio manager on the Global Equity and Global ex US Equity teams. Prior to joining Lazard in 2005, he served in several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry also held positions as a portfolio manager at Armstrong Jones Fund Management, a Portfolio Manager/Analyst at Schroder Investment Management and as a senior accountant at Price Waterhouse in Australia. Mr. Fry began his career in investment management in 1987. He holds a BSc from Flinders University (Adelaide, Australia). Mr. Fry is a member of the Institute of Chartered Accountants in Australia and an associate of the Financial Services Institute of Australasia.

Michael Powers, Managing Director, Portfolio Manager. Mr. Powers is a Managing Director of Lazard Asset Management LLC and a member of the International Equity, International Equity Select, and European Equity Select teams. He began working in the investment field in 1990. Previous to joining the firm in 1990, he was a vice president for Chemco Technologies. He received an MBA from Long Island University and a BA from Brown University.

John R. Reinsberg, Deputy Chairman. Mr. Reinsberg is Deputy Chairman of Lazard Asset Management LLC responsible for International/Global Equity management and overseeing the day-to-day operations of Lazard's International Equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1992, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Mr. Reinsberg has a MBA from Columbia University and a BA from the University of Pennsylvania. He speaks German, French, and Spanish.

WILLIAM BLAIR & COMPANY, L.L.C.     ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO
222 West Adams Street
Chicago, IL 60606

William Blair & Company, L.L.C. had approximately $34 billion in assets under management as of December 31, 2005.

A team of investment professionals manages the Portfolio. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolio are W. George Greig and David Merjan.

W. George Greig, Principal/Portfolio Manager, has been with William Blair since 1996. Prior to joining William Blair, he headed International Equities at the PNC Bank in Philadelphia and was the Chief Investment Officer for Framlington Group. He earned his B.S. at the Massachusetts Institute of Technology and his M.B.A. at Wharton School of Business at the University of Pennsylvania.

David Merjan, CFA, Principal/Portfolio Manager, joined William Blair in 1998 after working as a Cash Manager and Corp Risk Manager, a Manager of the International Equity Fund and an International Equity Analyst for Hughes Electronics. He earned his B.A. at Dickenson College and his M.I.M. at the American Graduate School of International Management.

LORD, ABBETT & CO. LLC        ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
90 Hudson Street
11th Floor
Jersey City, NJ 07302

Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $101 billion in 54 mutual fund portfolios and other advisory accounts, as of December 31, 2005.

Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of the Roszel/Lord Abbett Government Securities Portfolio. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Gerber joined Lord, Abbett & Co. LLC in 1997. Mr. Gerber has a B.A. in Economics from Union College and a M.A. and Ph.D. in Economics from Columbia University.

Walter H. Prahl, Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997. Mr. Prahl is a senior member of the investment team. Mr. Prahl earned a PhD in Finance and a BS in Mathematics from the University of Wisconsin.

Robert A. Lee, Partner and Fixed Income Portfolio Manager-Mortgage and Asset Backed Securities, joined Lord Abbett in 1997. Mr. Lee is a senior member of the investment team. Mr. Lee earned a BS in Economics at The Wharton School, University of Pennsylvania.

MERRILL LYNCH INVESTMENT MANAGERS, L.P.       ROSZEL/MLIM FIXED-INCOME PORTFOLIO
800 Scudders Mill Road
Plainsboro, NJ 08536

Merrill Lynch Investment Managers, L.P. ("MLIM") was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 organized investment companies. MLIM and its affiliates, including Fund Asset Management, L.P., had approximately $538 billion in investment company and other portfolio assets under management as of December 31, 2005. This amount includes assets managed for Merrill Lynch affiliates.

Kevin Bormida, Vice President and Portfolio Manager with MLIM, is the portfolio manager of the Roszel/MLIM Fixed-Income Portfolio and is primarily responsible for setting the investment strategy and the day-to-day management of the Roszel/MLIM Fixed-Income Portfolio. He has been a portfolio manager of the Roszel/MLIM Fixed-Income Portfolio since 2002. Kevin joined MLIM in 1991. Since 1993, Kevin has been managing taxable and tax-exempt portfolios for high net worth individuals and institutions. Kevin also has been a member of the Fixed Income Investment Strategy Committee since 1995.

The SAI provides additional information about the Portfolio Manager(s)' compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)' ownership of shares of the Portfolios to the extent applicable.

                               OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

Shares of the Trust are not offered directly to the general public. The Trust currently offers shares of the Trust to separate accounts of MLLIC and MLLICNY as funding vehicles for certain variable contracts issued through the separate accounts. When shares of the Trust are offered as a funding vehicle for variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account accompanies this prospectus.

Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value without sales or redemption charges.

For each day a Portfolio's net asset value is calculated, the separate accounts transmit to the Trust any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Money received by the Trust from the separate accounts for the purchase of shares of the Roszel/Lazard International Portfolio or Roszel/William Blair International Portfolio are often invested by the Portfolios on the day following the execution of such purchases. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the board of trustees of the Trust will monitor the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then MLLIC or MLLICNY will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, then MLLIC or MLLICNY might withdraw its separate accounts' investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.

  Policy on Disruptive Trading

Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the separate accounts if such sales are not in the Trust's or appropriate Portfolio's best interests. For example, the Trust may reject purchase orders from separate accounts when such orders are part of a pattern of large purchases and redemptions that reflect the net efforts of variable contract owners to time the market or arbitrage the changing value of a Portfolio's assets between daily pricings.

The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any Portfolio that may disrupt orderly management of the Portfolio's investment portfolio ("DISRUPTIVE TRADING"). As investment vehicles for variable contracts, which are designed as long-term investments, the Portfolios are not appropriate for "market timing" or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any Portfolio or market sector. Such practices often disrupt the orderly management of a Portfolio's investment portfolio by, among other things:

     - requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings.

     - necessitating premature liquidation of certain investments at unfavorable prices.

     - increasing brokerage commissions and other portfolio transaction expenses.

Likewise, arbitrage of the changing value of a Portfolio's assets between daily pricing often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurers.

The Trust's board of trustees has adopted policies and procedures reasonably designed to detect and deter DISRUPTIVE TRADING. The Trust's policies include:
(1) a policy of not knowingly accommodating contract owner transactions that result in DISRUPTIVE TRADING, (2) a policy of applying any future restrictions on the volume or number of purchases of Portfolio shares uniformly to all separate accounts without exception, and (3) a policy permitting procedures to vary among Portfolios provided that procedures related to restrictions on the volume or number of purchases of shares for a particular Portfolio apply uniformly to all separate accounts investing in the Portfolio. At the current time, the procedures do not include specific restrictions on the volume or number of purchases of any Portfolio's shares.

Though each separate account typically either purchases or redeems shares of its corresponding Portfolio each day, the Trust does not consider such transactions disruptive to a Portfolio unless they are large in relation to the Portfolio's size and not the random result of net variable contact owner transactions in a separate account. However, the Trust considers large purchases or redemptions of shares resulting from contract owners engaging in: (1) "market timing," (2) arbitrage based on the lag between the time the value of certain portfolio investments changes and the time the Portfolio computes its net asset value, or
(3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount of a separate account to another, to be DISRUPTIVE TRADING and will take appropriate action to deter such trading including adoption of specific procedures appropriate to the circumstances. Current procedures include ones designed to ensure that each separate account has effective policies and procedures operating to identify and deter DISRUPTIVE TRADING by owners of variable contracts issued through it. If required by applicable law or deemed advisable by the Trust's board of trustees, the Trust may adopt redemption fees for shares of one or more Portfolios. In addition to adopting procedures, the Trust may take other actions to stop DISRUPTIVE TRADING such as ceasing sales of additional shares of one or more Portfolios to a separate account through which offending contract owners are operating. In such an event, all other owners of contracts issued through that separate account would be disadvantaged. With the exception of restrictions on the volume or number of share purchases, procedures adopted or actions taken to deter DISRUPTIVE TRADING may be particular to the separate account in question and be the subject of negotiation with the separate account's sponsoring insurance company, the Trust may not take such action on a uniform basis for all separate accounts.

Although the Trust will endeavor to ensure that each separate account can and does identify and deter DISRUPTIVE TRADING by its variable contract owners, it cannot control their efforts or guarantee their success at deterrence. Therefore, an investment in any of the Portfolios is subject to the risks of DISRUPTIVE TRADING.

  Merrill Lynch Consults Annuity

Under the Consults Annuities, MLLIC and MLLICNY generally seek to make available subaccounts that invest in Portfolios subadvised by investment managers that are part of the Merrill Lynch Consults managed brokerage account program (the "Consults Program"). However, at times, an investment manager may be placed "on hold" in the Consults Program. An investment manager may be placed on hold for a variety of reasons including changes in key personnel, changes in investment process, performance, or other factors. During any period that an investment manager is "on hold," its investment team, process, and performance are being evaluated.

In order to keep the investment options under the Consults Annuity aligned with the Consults Program, MLLIC and MLLICNY may close a subaccount that invests in a Portfolio whose subadviser is an investment manager placed "on hold" within the Consults Program to allocations of premiums and contract value for Consults Annuities issued on or after a specified date. If a subaccount is closed, only contract owners who purchased a Consults Annuity before the noted date may continue to allocate premiums and transfer contract value to that subaccount. Because separate accounts of MLLIC and MLLICNY are the only shareholders of the Portfolios, a Portfolio underlying a closed subaccount may face limited future asset growth, which in turn may cause the Portfolio to fail to reach asset levels necessary for it to realize economies of scale.

  Special Compensation Arrangements

Roszel Advisors may pay amounts to MLLIC or MLLICNY from its own resources. These payments are meant to compensate the insurance companies for part of the administrative expense of maintaining accounts for and communicating with owners of variable contracts.

  Contract Owner Voting Rights

With regard to Portfolio matters for which the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote, MLLIC and MLLICNY vote such shares in accordance with instructions received from the owners of variable contracts having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio's fundamental investment restrictions). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by MLLIC and MLLICNY for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received. Such proportional voting may result in a relatively small number of contract owners determining the outcome of a vote.

PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is available in the SAI.

DISTRIBUTIONS AND TAX INFORMATION

  Income Dividends and Capital Gains Distribution

The Roszel/Lord Abbett Government Securities Portfolio and Roszel/MLIM Fixed-Income Portfolio intend to distribute substantially all of their net investment income monthly. Each of the other Portfolios intends to distribute substantially all of its net investment income annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio's net asset value.

  Taxes

For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986 as amended ("Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. By so qualifying, a Portfolio should have little or no liability for federal income taxes if it distributes substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of the Trust, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

CALCULATING SHARE VALUE

Portfolio shares are sold at net asset value ("NAV"). The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share for each Portfolio is determined by adding the value of the Portfolio's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio's outstanding shares.

A Portfolio's portfolio securities are valued most often on the basis of market quotations. SECURITIES OF FOREIGN ISSUERS generally are valued on the basis of quotations from the primary market in which they are traded. Some INCOME-BEARING SECURITIES are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

If quotations are not readily available for a portfolio, or if an Adviser believes that a quotation or other market price for a portfolio security does not represent its fair value, Roszel Advisors may value the security using procedures approved by the Trust's board of trustees that are designed to establish its "fair" value. Under the fair value procedures, if the Trust's accounting agent cannot readily obtain a quotation for a security from an approved pricing source, it refers the matter to Roszel Advisor's Valuation Committee to determine the fair value of the security. Likewise, when a subadviser believes that a quoted price, or a price provided by an approved pricing source is incorrect or does not reflect the fair value of a security, it may refer the matter to the Valuation Committee to determine the fair value. The Valuation Committee follows different protocols for different types of securities and circumstances.

The fair value procedures may be used to value any security held by any Portfolio in the appropriate circumstances. Most often, however, the fair value procedures are used to establish the values of SMALL CAPITALIZATION SECURITIES, LOWER-RATED SECURITIES or SECURITIES OF FOREIGN ISSUERS. Among these, Roszel Advisors relies on its fair value procedures the most in connection with SECURITIES OF FOREIGN ISSUERS whose principal trading market(s) is outside the U.S. and/or are NON-DOLLAR SECURITIES. From time to time, events occur that affect FOREIGN ISSUERS or the securities they have issued, or information about the issuer or securities becomes available, after the close of trading in the securities but before 4:00 pm Eastern time. In these situations, the fair value of the security may be different from the last available quotation or other market price. The fair value procedures for SECURITIES OF FOREIGN ISSUERS and/or NON-DOLLAR SECURITIES may include consultation with an independent fair value pricing service.

Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by the Valuation Committee under the fair value procedures for any security may vary from the last quoted sale price or market close price, or from the value given to the same security by: (1) an independent pricing service, (2) other financial institutions or investment managers, or (3) the Valuation Committee itself had it used a different methodology to value the security. The Trust and Roszel Advisors cannot assure that a security can be sold at the fair value assigned to it at any time.

Use of the fair value procedures entails the risk that the valuation of a security may result in greater fluctuation in its value from one day to the next than would be the case if market values were available, as well as the risk that a Portfolio could not sell the security for the fair value established for it under the procedures.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolios since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for the fiscal periods ended December 31, 2002, December 31, 2003, December 31, 2004 and December 31, 2005 has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report appears in the Trust's Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Trust at the toll free number noted on the back cover to this Prospectus or from your insurance company.

                                                                   ROSZEL/LORD ABBETT
                                                                     LARGE CAP VALUE
                                                                        PORTFOLIO
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR         JULY 1,
                                                   ENDED          ENDED          ENDED         2002* TO
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2005           2004           2003           2002
                                                ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $14.09        $ 12.90        $  9.96         $10.00
                                                   ------        -------        -------         ------
Investment income -- net(a)(g)................       0.11           0.10           0.07           0.04
Realized and unrealized gain (loss) on
  investments -- net..........................       0.14           1.49           2.91          (0.08)**
                                                   ------        -------        -------         ------
Total from investment operations..............       0.25           1.59           2.98          (0.04)
                                                   ------        -------        -------         ------
Distributions to shareholders from:
  Investment income -- net....................      (0.13)         (0.06)         (0.02)            --
  Realized gain -- net........................      (1.47)         (0.34)         (0.02)            --
                                                   ------        -------        -------         ------
Total distributions...........................      (1.60)         (0.40)         (0.04)            --
                                                   ------        -------        -------         ------
Net asset value, end of period................     $12.74        $ 14.09        $ 12.90         $ 9.96
                                                   ======        =======        =======         ======
TOTAL RETURN(B)...............................       2.26%         12.61%         30.00%         (0.40)%(c)
                                                   ======        =======        =======         ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).........       1.55%          1.49%          1.92%          6.01%(d)
Expenses net of waivers and reimbursements, if
  any(f)......................................       1.10%          1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g).............       1.09%          1.10%          1.08%          1.05%(d)
Investment income (loss) -- net before expense
  reductions(e)...............................       0.41%          0.40%         (0.21)%        (4.13)%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)...................       0.86%          0.79%          0.61%          0.78%(d)
Investment income -- net of all
  reductions(g)...............................       0.87%          0.79%          0.63%          0.83%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......     $9,250        $12,773        $11,003         $5,578
                                                   ======        =======        =======         ======
Portfolio turnover rate.......................         30%            36%            28%            13%(c)
                                                   ======        =======        =======         ======

---------------

*   Commencement of investment operations.

** The amounts shown for a share outstanding throughout the period are not in accord with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of the Portfolio's shares in relation to the fluctuating market value of the investments in the Portfolio.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns shown include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreement (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                       ROSZEL/BKF
                                                                     LARGE CAP VALUE
                                                                        PORTFOLIO
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR         JULY 1,
                                                   ENDED          ENDED          ENDED         2002* TO
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2005           2004           2003           2002
                                                ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $11.45         $10.90         $ 8.51         $10.00
                                                   ------         ------         ------         ------
Investment income -- net(a)(g)................       0.13           0.16           0.09           0.12
Realized and unrealized gain (loss) on
  investments -- net..........................       0.24           1.31           2.39          (1.61)
                                                   ------         ------         ------         ------
Total from investment operations..............       0.37           1.47           2.48          (1.49)
                                                   ------         ------         ------         ------
Distributions to shareholders from:
  Investment income -- net....................      (0.16)         (0.12)         (0.06)            --
  Realized gain -- net........................      (1.94)         (0.80)         (0.03)            --
                                                   ------         ------         ------         ------
Total distributions...........................      (2.10)         (0.92)         (0.09)            --
                                                   ------         ------         ------         ------
Net asset value, end of period................     $ 9.72         $11.45         $10.90         $ 8.51
                                                   ======         ======         ======         ======
TOTAL RETURN(B)...............................       4.16%         14.30%         29.26%        (14.90)%(c)
                                                   ======         ======         ======         ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).........       2.60%          3.01%          3.34%         11.09%(d)
Expenses net of waivers and reimbursements, if
  any(f)......................................       1.10%          1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g).............       1.06%          1.04%          1.08%          0.95%(d)
Investment loss -- net before expense
  reductions(e)...............................      (0.24)%        (0.50)%        (1.27)%        (7.38)%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)...................       1.26%          1.41%          0.97%          2.61%(d)
Investment income -- net of all
  reductions(g)...............................       1.30%          1.47%          0.99%          2.76%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......     $3,051         $3,063         $3,256         $2,300
                                                   ======         ======         ======         ======
Portfolio turnover rate.......................         58%            94%            97%            21%(c)
                                                   ======         ======         ======         ======

---------------

*   Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                       ROSZEL/MLIM
                                                                     RELATIVE VALUE
                                                                        PORTFOLIO
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR         JULY 1,
                                                   ENDED          ENDED          ENDED         2002* TO
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2005           2004           2003           2002
                                                ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 13.26        $ 11.91        $  9.44         $10.00
                                                  -------        -------        -------         ------
Investment income -- net(a)(g)................       0.17           0.18           0.16           0.06
Realized and unrealized gain (loss) on
  investments -- net..........................       0.05           1.46           2.33          (0.62)**
                                                  -------        -------        -------         ------
Total from investment operations..............       0.22           1.64           2.49          (0.56)
                                                  -------        -------        -------         ------
Distributions to shareholders from:
  Investment income -- net....................      (0.23)         (0.13)         (0.02)            --
  Realized gain --............................      (1.56)         (0.16)            --             --
                                                  -------        -------        -------         ------
Total distributions...........................      (1.79)         (0.29)         (0.02)            --
                                                  -------        -------        -------         ------
Net asset value, end of period................    $ 11.69        $ 13.26        $ 11.91         $ 9.44
                                                  =======        =======        =======         ======
TOTAL RETURN(B)...............................       2.14%         14.03%         26.41%         (5.60)%(c)
                                                  =======        =======        =======         ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).........       1.42%          1.38%          1.64%          5.23%(d)
Expenses net of waivers and reimbursements, if
  any(f)......................................       1.10%          1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g).............       1.10%          1.10%          1.10%          1.10%(d)
Investment income (loss) -- net before expense
  reductions(e)...............................       1.03%          1.23%          1.01%         (2.84)%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)...................       1.35%          1.51%          1.55%          1.29%(d)
Investment income -- net of all
  reductions(g)...............................       1.35%          1.51%          1.55%          1.29%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......    $13,132        $15,297        $15,873         $6,309
                                                  =======        =======        =======         ======
Portfolio turnover rate.......................         27%            26%            12%            15%(c)
                                                  =======        =======        =======         ======

---------------

*   Commencement of investment operations.

** The amounts shown for a share outstanding throughout the period are not in accord with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of the Portfolio's shares in relation to the fluctuating market value of the investments in the Portfolio.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                  ROSZEL/FAYEZ SAROFIM
                                                                     LARGE CAP CORE
                                                                        PORTFOLIO
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR         JULY 1,
                                                   ENDED          ENDED          ENDED         2002* TO
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2005           2004           2003           2002
                                                ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $11.67        $ 11.42         $ 9.04        $ 10.00
                                                   ------        -------         ------        -------
Investment income -- net(a)(g)................       0.15           0.08           0.03           0.02
Realized and unrealized gain (loss) on
  investments -- net..........................       0.24           0.51           2.40          (0.98)
                                                   ------        -------         ------        -------
Total from investment operations..............       0.39           0.59           2.43          (0.96)
                                                   ------        -------         ------        -------
Distributions to shareholders from:
  Investment income -- net....................      (0.04)         (0.03)         (0.05)            --
  Realized gain -- net........................      (0.71)         (0.31)            --             --
                                                   ------        -------         ------        -------
Total distributions...........................      (0.75)         (0.34)         (0.05)            --
                                                   ------        -------         ------        -------
Net asset value, end of period................     $11.31        $ 11.67         $11.42        $  9.04
                                                   ======        =======         ======        =======
TOTAL RETURN(B)...............................       3.52%          5.27%         27.00%         (9.60)%(c)
                                                   ======        =======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).........       3.53%          6.36%          9.10%         39.23%(d)
Expenses net of waivers and reimbursements, if
  any(f)......................................       1.10%          1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g).............       1.10%          1.10%          1.10%          1.04%(d)
Investment loss -- net before expense
  reductions(e)...............................      (1.14)%        (4.56)%        (7.74)%       (37.85)%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)...................       1.29%          0.70%          0.26%          0.28%(d)
Investment income -- net of all
  reductions(g)...............................       1.29%          0.70%          0.26%          0.34%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......     $1,515        $ 1,031         $1,074        $   531
                                                   ======        =======         ======        =======
Portfolio turnover rate.......................         63%           116%            84%            29%(c)
                                                   ======        =======         ======        =======

---------------

*   Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                               ROSZEL/ ALLIANCE BERNSTEIN
                                                                     LARGE CAP CORE
                                                                        PORTFOLIO
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR         JULY 1,
                                                   ENDED          ENDED          ENDED         2002* TO
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2005           2004           2003           2002
                                                ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $11.27         $11.07         $ 8.88        $ 10.00
                                                   ------         ------         ------        -------
Investment income -- net(a)(g)................       0.02           0.05           0.04           0.02
Realized and unrealized gain (loss) on
  investments -- net..........................       0.77           0.36           2.17          (1.14)
                                                   ------         ------         ------        -------
Total from investment operations..............       0.79           0.41           2.21          (1.12)
                                                   ------         ------         ------        -------
Distributions shareholders from:
  Investment income -- net....................      (0.05)         (0.04)         (0.02)            --
  Realized gain -- net........................      (0.95)         (0.17)            --             --
                                                   ------         ------         ------        -------
Total distributions...........................      (1.00)         (0.21)         (0.02)            --
                                                   ------         ------         ------        -------
Net asset value, end of period................     $11.06         $11.27         $11.07        $  8.88
                                                   ======         ======         ======        =======
TOTAL RETURN(B)...............................       8.04%          3.81%         24.92%        (11.20)%(c)
                                                   ======         ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).........       3.00%          3.09%          3.90%         16.20%(d)
Expenses net of waivers and reimbursements, if
  any(f)......................................       1.10%          1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g).............       1.09%          1.10%          1.10%          1.10%(d)
Investment loss -- net before expense
  reductions(e)...............................      (1.74)%        (1.53)%        (2.39)%       (14.72)%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)...................       0.16%          0.46%          0.41%          0.38%(d)
Investment income -- net of all
  reductions(g)...............................       0.17%          0.46%          0.41%          0.38%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......     $1,867         $2,481         $2,415        $ 1,611
                                                   ======         ======         ======        =======
Portfolio turnover rate.......................         50%            47%            57%            13%(c)
                                                   ======         ======         ======        =======

---------------

 *  Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                  ROSZEL/ LOOMIS SAYLES
                                                                    LARGE CAP GROWTH
                                                                        PORTFOLIO
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR         JULY 1,
                                                   ENDED          ENDED          ENDED         2002* TO
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2005           2004           2003           2002
                                                ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $11.77         $11.14         $ 8.91        $ 10.00
                                                   ------         ------         ------        -------
Investment income (loss) -- net(a)(g).........      (0.04)          0.01          (0.01)         (0.01)
Realized and unrealized gain (loss) on
  investments -- net..........................       1.14           0.93           2.27          (1.08)
                                                   ------         ------         ------        -------
Total from investment operations..............       1.10           0.94           2.26          (1.09)
                                                   ------         ------         ------        -------
Distributions to shareholders from:
  Investment income -- net....................      (0.01)            --          (0.03)            --
  Realized gain -- net........................      (0.99)         (0.31)            --             --
                                                   ------         ------         ------        -------
Total distributions...........................      (1.00)         (0.31)         (0.03)            --
                                                   ------         ------         ------        -------
Net asset value, end of period................     $11.87         $11.77         $11.14        $  8.91
                                                   ======         ======         ======        =======
TOTAL RETURN(B)...............................      10.29%          8.70%         25.42%        (10.20)%(c)
                                                   ======         ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).........       3.96%          4.53%          6.57%         35.23%(d)
Expenses net of waivers and reimbursements, if
  any(f)......................................       1.10%          1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g).............       1.07%          1.06%          1.04%          1.10%(d)
Investment loss -- net before expense
  reductions(e)...............................      (3.27)%        (3.35)%        (5.68)%       (34.27)%(d)
Investment income (loss) -- net of waivers and
  reimbursements, if any(f)...................      (0.41)%         0.08%         (0.21)%        (0.14)%(d)
Investment income (loss) -- net of all
  reductions(g)...............................      (0.38)%         0.12%         (0.15)%        (0.14)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......     $1,343         $1,514         $1,508        $   546
                                                   ======         ======         ======        =======
Portfolio turnover rate.......................        158%           150%           173%            98%(c)
                                                   ======         ======         ======        =======

---------------

 *  Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                    ROSZEL/ RITTENHOUSE
                                                                     LARGE CAP GROWTH
                                                                         PORTFOLIO
                                                 ---------------------------------------------------------
                                                     YEAR           YEAR           YEAR         JULY 1,
                                                    ENDED          ENDED          ENDED         2002* TO
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     2005           2004           2003           2002
                                                 ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........     $11.31        $ 10.88        $  9.11         $10.00
                                                    ------        -------        -------         ------
Investment income -- net(a)(g).................       0.03           0.05           0.01           0.01
Realized and unrealized gain (loss) on
  investments -- net...........................      (0.02)          0.39           1.77          (0.90)
                                                    ------        -------        -------         ------
Total from investment operations...............       0.01           0.44           1.78          (0.89)
                                                    ------        -------        -------         ------
Distributions to shareholders from:
  Investment income -- net.....................      (0.06)         (0.01)         (0.01)            --
  Realized gain -- net.........................      (0.60)            --             --             --
                                                    ------        -------        -------         ------
Total distributions............................      (0.66)         (0.01)         (0.01)            --
                                                    ------        -------        -------         ------
Net asset value, end of period.................     $10.66        $ 11.31        $ 10.88         $ 9.11
                                                    ======        =======        =======         ======
TOTAL RETURN(B)................................       0.33%          4.08%         19.51%         (8.90)%(c)
                                                    ======        =======        =======         ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)..........       1.58%          1.52%          1.74%          5.05%(d)
Expenses net of waivers and reimbursements, if
  any(f).......................................       1.10%          1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g)..............       1.10%          1.10%          1.04%          1.03%(d)
Investment income (loss) -- net before expense
  reductions(e)................................      (0.22)%         0.04%         (0.56)%        (3.85)%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)....................       0.26%          0.46%          0.08%          0.10%(d)
Investment income -- net of all
  reductions(g)................................       0.26%          0.46%          0.14%          0.17%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......     $8,761        $10,900        $11,598         $6,534
                                                    ======        =======        =======         ======
Portfolio turnover rate........................         44%            28%            15%             6%(c)
                                                    ======        =======        =======         ======

---------------

 *  Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                      ROSZEL/ MARSICO
                                                                     LARGE CAP GROWTH
                                                                         PORTFOLIO
                                                 ---------------------------------------------------------
                                                     YEAR           YEAR           YEAR         JULY 1,
                                                    ENDED          ENDED          ENDED         2002* TO
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     2005           2004           2003           2002
                                                 ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........     $11.54         $11.32         $ 8.97        $ 10.00
                                                    ------         ------         ------        -------
Investment income (loss) -- net(a)(g)..........      (0.01)          0.01          (0.00)+         0.01
Realized and unrealized gain (loss) on
  investments -- net...........................       0.30           0.48           2.37          (1.04)
                                                    ------         ------         ------        -------
Total from investment operations...............       0.29           0.49           2.37          (1.03)
                                                    ------         ------         ------        -------
Distributions to shareholders from:
  Investment income -- net.....................      (0.01)         (0.00)+        (0.02)            --
  Realized gain -- net.........................      (0.64)         (0.27)            --             --
                                                    ------         ------         ------        -------
Total distributions............................      (0.65)         (0.27)         (0.02)            --
                                                    ------         ------         ------        -------
Net asset value, end of period.................     $11.18         $11.54         $11.32        $  8.97
                                                    ======         ======         ======        =======
TOTAL RETURN(B)................................       2.92%          4.53%         26.40%        (10.30)%(c)
                                                    ======         ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)..........       2.10%          2.27%          3.07%         10.21%(d)
Expenses net of waivers and reimbursements, if
  any(f).......................................       1.10%          1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g)..............       1.08%          0.89%          0.94%          1.02%(d)
Investment loss -- net before expense
  reductions(e)................................      (1.11)%        (1.30)%        (2.12)%        (9.06)%(d)
Investment income (loss) -- net of waivers and
  reimbursements, if any(f)....................      (0.11)%        (0.13)%        (0.15)%         0.05%(d)
Investment income -- net of all
  reductions(g)................................      (0.09)%         0.08%          0.01%          0.13%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).......     $4,033         $4,170         $3,905        $ 2,337
                                                    ======         ======         ======        =======
Portfolio turnover rate........................         97%           149%           103%            72%(c)
                                                    ======         ======         ======        =======

---------------

 *  Commencement of investment operations.

 +  Per share amount is less than $0.01.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                              ROSZEL/KAYNE ANDERSON RUDNICK
                                                                   SMALL-MID CAP VALUE
                                                                        PORTFOLIO
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR         JULY 1,
                                                   ENDED          ENDED          ENDED         2002* TO
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2005           2004           2003           2002
                                                ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $11.57         $10.53         $ 7.96        $ 10.00
                                                   ------         ------         ------        -------
Investment income (loss) -- net(a)(g).........       0.09          (0.02)          0.01           0.02
Realized and unrealized gain (loss) on
  investments -- net..........................      (0.14)          1.11           2.58          (2.06)
                                                   ------         ------         ------        -------
Total from investment operations..............      (0.05)          1.09           2.59          (2.04)
                                                   ------         ------         ------        -------
Distributions to shareholders from:
  Investment income -- net....................         --          (0.01)         (0.02)            --
  Realized gain -- net........................      (1.81)         (0.04)            --             --
                                                   ------         ------         ------        -------
Total distributions...........................      (1.81)         (0.05)         (0.02)            --
                                                   ------         ------         ------        -------
Net asset value, end of period................     $ 9.71         $11.57         $10.53        $  7.96
                                                   ======         ======         ======        =======
TOTAL RETURN(b)...............................       0.50%         10.37%         32.53%        (20.40)%(c)
                                                   ======         ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).........       2.27%          2.16%          2.62%          9.34%(d)
Expenses net of waivers and reimbursements, if
  any(f)......................................       1.10%          1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g).............       1.09%          1.10%          1.05%          1.10%(d)
Investment loss -- net before expense
  reductions(e)...............................      (0.29)%        (1.25)%        (1.46)%        (7.68)%(d)
Investment income (loss) -- net of waivers and
  reimbursements, if any(f)...................       0.88%         (0.19)%         0.06%          0.56%(d)
Investment income (loss) -- net of all
  reductions(g)...............................       0.89%         (0.19)%         0.11%          0.56%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......     $3,177         $4,121         $4,915        $ 3,140
                                                   ======         ======         ======        =======
Portfolio turnover rate.......................        119%            62%            67%            69%(c)
                                                   ======         ======         ======        =======

---------------

 *  Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                    ROSZEL/ FRANKLIN
                                                                     MID CAP GROWTH
                                                                        PORTFOLIO
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR         JULY 1,
                                                   ENDED          ENDED          ENDED         2002* TO
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2005           2004           2003           2002
                                                ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $11.01         $11.21         $ 8.61        $ 10.00
                                                   ------         ------         ------        -------
Investment loss -- net(a)(g)..................      (0.03)         (0.03)         (0.05)         (0.01)
Realized and unrealized gain (loss) on
  investments -- net..........................       1.38           0.67           2.66          (1.38)
                                                   ------         ------         ------        -------
Total from investment operations..............       1.35           0.64           2.61          (1.39)
                                                   ------         ------         ------        -------
Distributions to shareholders from:
  Investment income -- net....................         --             --          (0.01)            --
  Realized gain -- net........................      (0.35)         (0.84)            --             --
                                                   ------         ------         ------        -------
Total distributions...........................      (0.35)         (0.84)         (0.01)            --
                                                   ------         ------         ------        -------
Net asset value, end of period................     $12.01         $11.01         $11.21        $  8.61
                                                   ======         ======         ======        =======
TOTAL RETURN(B)...............................      12.61%          6.33%         30.32%        (13.90)%(c)
                                                   ======         ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).........       2.55%          2.52%          3.20%         13.51%(d)
Expenses net of waivers and reimbursements, if
  any(f)......................................       1.10%          1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g).............       1.09%          0.87%          0.97%          0.91%(d)
Investment loss -- net before expense
  reductions(e)...............................      (1.75)%        (1.95)%        (2.73)%       (12.92)%(d)
Investment loss -- net of waivers and
  reimbursements, if any(f)...................      (0.30)%        (0.53)%        (0.63)%        (0.51)%(d)
Investment loss -- net of all reductions(g)...      (0.29)%        (0.30)%        (0.50)%        (0.32)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......     $2,663         $$3,326        $3,764        $ 1,865
                                                   ======         ======         ======        =======
Portfolio turnover rate.......................        148%           180%           179%            53%(c)
                                                   ======         ======         ======        =======

---------------

 *  Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                       ROSZEL/ NWQ
                                                                     SMALL CAP VALUE
                                                                        PORTFOLIO
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR         JULY 1,
                                                   ENDED          ENDED          ENDED         2002* TO
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2005           2004           2003           2002
                                                ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $14.01         $11.84         $ 7.74        $ 10.00
                                                   ------         ------         ------        -------
Investment income -- net(a)(g)................       0.05           0.02           0.02           0.02
Realized and unrealized gain (loss) on
  investments -- net..........................       1.27           3.29           4.10          (2.28)
                                                   ------         ------         ------        -------
Total from investment operations..............       1.32           3.31           4.12          (2.26)
                                                   ------         ------         ------        -------
Distributions to shareholders from:
  Investment income -- net....................      (0.02)         (0.02)         (0.02)            --
  Realized gain -- net........................      (2.33)         (1.12)            --             --
                                                   ------         ------         ------        -------
Total distributions...........................      (2.35)         (1.14)         (0.02)            --
                                                   ------         ------         ------        -------
Net asset value, end of period................     $12.98         $14.01         $11.84        $  7.74
                                                   ======         ======         ======        =======
TOTAL RETURN(B)...............................      11.86%         29.65%         53.24%        (22.60)%(c)
                                                   ======         ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).........       1.81%          1.99%          2.73%         12.22%(d)
Expenses net of waivers and reimbursements, if
  any(f)......................................       1.15%          1.15%          1.15%          1.15%(d)
Expenses net of all reductions(g).............       1.12%          1.11%          1.02%          0.95%(d)
Investment loss -- net before expense
  reductions(e)...............................      (0.31)%        (0.71)%        (1.46)%       (10.68)%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)...................       0.35%          0.13%          0.12%          0.39%(d)
Investment income -- net of all
  reductions(g)...............................       0.38%          0.17%          0.25%          0.59%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......     $5,892         $6,187         $5,127        $ 2,055
                                                   ======         ======         ======        =======
Portfolio turnover rate.......................         39%            46%            45%            10%(c)
                                                   ======         ======         ======        =======

---------------

 *  Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                    ROSZEL/ DELAWARE
                                                                  SMALL-MID CAP GROWTH
                                                                        PORTFOLIO
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR         JULY 1,
                                                   ENDED          ENDED          ENDED         2002* TO
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2005           2004           2003           2002
                                                ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $11.70         $10.38         $ 7.62        $ 10.00
                                                   ------         ------         ------        -------
Investment loss -- net(a)(g)..................      (0.07)         (0.08)         (0.06)         (0.04)
Realized and unrealized gain (loss) on
  investments -- net..........................       0.92           1.40           2.82          (2.34)
                                                   ------         ------         ------        -------
Total from investment operations..............       0.85           1.32           2.76          (2.38)
                                                   ------         ------         ------        -------
Distributions to shareholders from investment
  income -- net...............................      (0.41)            --          (0.00)+           --
                                                   ------         ------         ------        -------
Net asset value, end of period................     $12.14         $11.70         $10.38        $  7.62
                                                   ======         ======         ======        =======
TOTAL RETURN(B)...............................       7.79%         12.72%         36.26%        (23.80)%(c)
                                                   ======         ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).........       2.37%          2.84%          4.69%         17.03%(d)
Expenses net of waivers and reimbursements, if
  any(f)......................................       1.15%          1.15%          1.16%(h)       1.25%(d)
Expenses net of all reductions(g).............       1.14%          1.15%          1.15%          1.23%(d)
Investment loss -- net before expense
  reductions(e)...............................      (1.87)%        (2.40)%        (4.27)%       (16.78)%(d)
Investment loss -- net of waivers and
  reimbursements, if any(f)...................      (0.65)%        (0.71)%        (0.74)%        (1.00)%(d)
Investment loss -- net of all reductions(g)...      (0.64)%        (0.71)%        (0.73)%        (0.98)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......     $3,473         $3,475         $2,460        $ 1,413
                                                   ======         ======         ======        =======
Portfolio turnover rate.......................         62%            42%           115%            51%(c)
                                                   ======         ======         ======        =======

---------------

 *  Commencement of investment operations.

 +  Per share amount is less than $0.01.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(h) The Portfolio's expense ratio net of waivers and reimbursements was lowered from 1.25% to 1.15% effective March 3, 2003. The ratio shown reflects the effect of the higher expense ratio for the period January 1 through March 2, 2003.

                                                                     ROSZEL/ LAZARD
                                                                      INTERNATIONAL
                                                                        PORTFOLIO
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR         JULY 1,
                                                   ENDED          ENDED          ENDED         2002* TO
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2005           2004           2003           2002
                                                ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $13.25         $11.51         $ 8.93        $ 10.00
                                                   ------         ------         ------        -------
Investment income -- net(a)(g)................       0.20           0.15           0.12           0.00+
Realized and unrealized gain (loss) on
  investments -- net..........................       0.82           1.71           2.48          (1.07)
                                                   ------         ------         ------        -------
Total from investment operations..............       1.02           1.86           2.60          (1.07)
                                                   ------         ------         ------        -------
Distributions to shareholders from:
  Investment income -- net....................      (0.16)         (0.07)         (0.02)            --
  Realized gain -- net........................      (0.89)         (0.05)            --             --
                                                   ------         ------         ------        -------
Total distributions...........................      (1.05)         (0.12)         (0.02)            --
                                                   ------         ------         ------        -------
Net asset value, end of period................     $13.22         $13.25         $11.51        $  8.93
                                                   ======         ======         ======        =======
TOTAL RETURN(B)...............................       8.48%         16.30%         29.12%        (10.70)%(c)
                                                   ======         ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).........       2.00%          2.20%          3.96%         31.35%(d)
Expenses net of waivers and reimbursements, if
  any(f)......................................       1.15%          1.15%          1.15%          1.15%(d)
Expenses net of all reductions(g).............       1.15%          1.15%          1.15%          1.15%(d)
Investment income (loss) -- net before expense
  reductions(e)...............................       0.71%          0.23%         (1.61)%       (30.13)%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)...................       1.56%          1.28%          1.20%          0.07%(d)
Investment income -- net of all
  reductions(g)...............................       1.56%          1.28%          1.20%          0.07%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......     $5,067         $4,827         $3,645        $ 1,126
                                                   ======         ======         ======        =======
Portfolio turnover rate.......................         29%            30%            28%             3%(c)
                                                   ======         ======         ======        =======

---------------

 *  Commencement of investment operations.

 +  Per share amount is less than $0.01.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                  ROSZEL/ WILLIAM BLAIR
                                                                      INTERNATIONAL
                                                                        PORTFOLIO
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR         JULY 1,
                                                   ENDED          ENDED          ENDED         2002* TO
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2005           2004           2003           2002
                                                ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $12.34         $11.90         $ 8.91        $ 10.00
                                                   ------         ------         ------        -------
Investment income -- net(a)(g)................       0.05           0.15           0.16           0.01
Realized and unrealized gain (loss) on
  investments -- net..........................       1.52           1.16           2.85          (1.10)
                                                   ------         ------         ------        -------
Total from investment operations..............       1.57           1.31           3.01          (1.09)
                                                   ------         ------         ------        -------
Distributions to shareholders from:
  Investment income -- net....................      (0.28)         (0.19)         (0.02)            --
  Realized gain -- net........................      (2.66)         (0.68)            --             --
                                                   ------         ------         ------        -------
Total distributions...........................      (2.94)         (0.87)         (0.02)            --
                                                   ------         ------         ------        -------
Net asset value, end of period................     $10.97         $12.34         $11.90        $  8.91
                                                   ======         ======         ======        =======
TOTAL RETURN(B)...............................      16.91%         11.83%         33.80%        (10.90)%(c)
                                                   ======         ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).........       2.51%          2.83%          3.17%          9.47%(d)
Expenses net of waivers and reimbursements, if
  any(f)......................................       1.15%          1.15%          1.15%          1.15%(d)
Expenses net of all reductions(g).............       1.15%          1.12%          1.14%          1.15%(d)
Investment loss -- net before expense
  reductions(e)...............................      (0.91)%        (0.44)%        (0.43)%        (8.06)%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)...................       0.45%          1.24%          1.59%          0.26%(d)
Investment income -- net of all
  reductions(g)...............................       0.45%          1.27%          1.60%          0.26%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......     $3,250         $2,993         $3,414        $ 2,419
                                                   ======         ======         ======        =======
Portfolio turnover rate.......................         77%           168%           117%            35%(c)
                                                   ======         ======         ======        =======

---------------

 *  Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                   ROSZEL/ LORD ABBETT
                                                                  GOVERNMENT SECURITIES
                                                                        PORTFOLIO
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR         JULY 1,
                                                   ENDED          ENDED          ENDED         2002* TO
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2005           2004           2003           2002
                                                ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $10.41        $ 10.33        $ 10.49         $10.00
                                                   ------        -------        -------         ------
Investment income -- net(a)(g)................       0.38           0.40           0.25           0.12
Realized and unrealized gain (loss) on
  investments -- net..........................      (0.16)          0.05          (0.07)          0.45
                                                   ------        -------        -------         ------
Total from investment operations..............       0.22           0.45           0.18           0.57
                                                   ------        -------        -------         ------
Distributions to shareholders from:
  Investment income -- net....................      (0.39)         (0.37)         (0.33)         (0.08)
  Realized gain -- net........................         --             --          (0.01)            --
                                                   ------        -------        -------         ------
Total distributions...........................      (0.39)         (0.37)         (0.34)         (0.08)
                                                   ------        -------        -------         ------
Net asset value, end of period................     $10.24        $ 10.41        $ 10.33         $10.49
                                                   ======        =======        =======         ======
TOTAL RETURN(B)...............................       2.12%          4.11%          1.79%          5.70%(c)
                                                   ======        =======        =======         ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).........       1.55%          1.42%          1.56%          3.82%(d)
Expenses net of waivers and reimbursements, if
  any(f)......................................       0.95%          0.95%          0.96%          0.95%(d)
Expenses net of all reductions(g).............       0.95%          0.95%          0.96%          0.95%(d)
Investment income (loss) -- net before expense
  reductions(e)...............................       3.08%          2.66%          1.81%         (0.65)%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)...................       3.68%          3.13%          2.41%          2.22%(d)
Investment income -- net of all
  reductions(g)...............................       3.68%          3.13%          2.41%          2.22%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......     $8,956        $10,245        $12,729         $9,149
                                                   ======        =======        =======         ======
Portfolio turnover rate.......................        248%           406%           273%           107%(c)
                                                   ======        =======        =======         ======

---------------

 *  Commencement of investment operations.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                      ROSZEL/ MLIM
                                                                      FIXED-INCOME
                                                                        PORTFOLIO
                                                ---------------------------------------------------------
                                                    YEAR           YEAR           YEAR         JULY 1,
                                                   ENDED          ENDED          ENDED         2002* TO
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2005           2004           2003           2002
                                                ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 10.05        $ 10.14        $ 10.19        $ 10.00
                                                  -------        -------        -------        -------
Investment income -- net(a)(g)................       0.31           0.26           0.22           0.11
Realized and unrealized gain (loss) on
  investments -- net..........................      (0.21)         (0.02)          0.02           0.16
                                                  -------        -------        -------        -------
Total from investment operations..............       0.10           0.24           0.24           0.27
                                                  -------        -------        -------        -------
Distributions to shareholders from:
  Investment income -- net....................      (0.35)         (0.33)         (0.29)         (0.08)
  Realized gain -- net........................         --             --          (0.00)+           --
                                                  -------        -------        -------        -------
Total distributions...........................      (0.35)         (0.33)         (0.29)         (0.08)
                                                  -------        -------        -------        -------
Net asset value, end of period................    $  9.80        $ 10.05        $ 10.14        $ 10.19
                                                  =======        =======        =======        =======
TOTAL RETURN(B)...............................       0.98%          2.04%          2.37%          2.74%(c)
                                                  =======        =======        =======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).........       1.27%          1.22%          1.43%          3.66%(d)
Expenses net of waivers and reimbursements, if
  any(f)......................................       0.95%          0.97%(h)       1.00%          1.00%(d)
Expenses net of all reductions(g).............       0.95%          0.97%          1.00%          1.00%(d)
Investment income (loss) -- net before expense
  reductions(e)...............................       2.80%          2.35%          1.73%         (0.40)%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)...................       3.12%          2.60%          2.16%          2.26%(d)
Investment income -- net of all
  reductions(g)...............................       3.12%          2.60%          2.16%          2.26%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......    $13,286        $15,569        $17,958        $11,377
                                                  =======        =======        =======        =======
Portfolio turnover rate.......................         28%            38%            24%            38%(c)
                                                  =======        =======        =======        =======

---------------

 *  Commencement of investment operations.

 +  Per share amount is less than $0.01.

(a) Based on average shares outstanding during the respective periods.

(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c) Not annualized.

(d) Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(h) The Portfolio's expense ratio net of waivers and reimbursements was lowered from 1.00% to 0.95% effective May 1, 2004. The ratio shown reflects the effect of the higher expense ratio for the period January 1 through April 30, 2004.

                               SERVICE PROVIDERS

INVESTMENT MANAGER

Roszel Advisors, LLC, 1300 Merrill Lynch Drive, Pennington, New Jersey 08534, is the investment manager of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116-5022, is the independent registered public accounting firm of the Trust.

CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, acts as Custodian of the Trust's assets.

ADMINISTRATOR

J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108-3913, which is a wholly owned subsidiary of J.P. Morgan Chase & Co., acts as the Trust's Administrator.

TRANSFER AGENT

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as Transfer Agent for the Trust.

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP, Washington, D.C., is counsel for the Trust.

                                    APPENDIX

              INVESTMENTS AND INVESTMENT PRACTICES AND TECHNIQUES

The following table shows each Portfolio's investment limitations with respect to certain higher risk investments and investment practices and techniques as a percentage of assets. Percentages are generally calculated as of the time of the most recent investment in the particular security or contract or the time of the most recent use of an investment technique.

LEGEND

/ A check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

25 A number indicates the maximum percentage of total assets that the Portfolio is permitted to invest in that practice or type of security. A number in italics ([25]) indicates the maximum percentage of net assets.

- A dot means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "X" means that the Portfolio is not permitted to use that practice or invest in that type of security.

Chart 1

------------------------------------------------------------------------------------------------------------
                                                                               ROSZEL/
                                     ROSZEL/       ROSZEL/       ROSZEL/        FAYEZ
                                   LORD ABBETT       BKF          MLIM         SAROFIM          ROSZEL/
                                    LARGE CAP     LARGE CAP     RELATIVE      LARGE CAP    ALLIANCEBERNSTEIN
                                      VALUE         VALUE         VALUE         CORE        LARGE CAP CORE
                                    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND
 TECHNIQUES
------------------------------------------------------------------------------------------------------------
 Borrowings and Reverse             33.33         33.33         33.33         33.33           33.33
 Repurchase Agreements
------------------------------------------------------------------------------------------------------------
 Repurchase Agreements                /             /             /             /               /
------------------------------------------------------------------------------------------------------------
 Securities Lending                   -             -             /             X               X
------------------------------------------------------------------------------------------------------------
 Short Sales Against the Box          X             X             X             X               X
------------------------------------------------------------------------------------------------------------
 When-Issued Securities and           X             5             -             -               X
 Delayed Delivery Securities
------------------------------------------------------------------------------------------------------------
 Illiquid Investments                 -             -             -             -               -
------------------------------------------------------------------------------------------------------------
 Restricted Securities (including     X             X             -             X               X
 illiquid Rule 144A securities)
------------------------------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A          X             -             -             X               X
 Securities
------------------------------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
------------------------------------------------------------------------------------------------------------
 Securities of Foreign Issuers        25            25            -             25             25
------------------------------------------------------------------------------------------------------------
 Equity Securities                    /             /             /             /               /
------------------------------------------------------------------------------------------------------------
 Equity Securities of Foreign         25            25            -             25             25
 Issuers
------------------------------------------------------------------------------------------------------------
 American, European and Global        25            25            -             25              5
 Depository Receipts
------------------------------------------------------------------------------------------------------------
 REITs                                X             X             X             X               X
------------------------------------------------------------------------------------------------------------
 Warrants and Stock Purchase          X             -             -             -               X
 Rights
------------------------------------------------------------------------------------------------------------
 Investment Company Securities        -             X             -             X               X
 (including World Equity
 Benchmark and Standard & Poor's
 Depository Receipts)
------------------------------------------------------------------------------------------------------------
 Debt Securities                      -             -             20            -               -
------------------------------------------------------------------------------------------------------------
 Government Securities                -             20            20            -               -
------------------------------------------------------------------------------------------------------------
 Investment Grade Debt Securities     -             -             20            -               -
------------------------------------------------------------------------------------------------------------

                                 Chart 1, page 1

------------------------------------------------------------------------------------------------------------
                                                                               ROSZEL/
                                     ROSZEL/       ROSZEL/       ROSZEL/        FAYEZ
                                   LORD ABBETT       BKF          MLIM         SAROFIM          ROSZEL/
                                    LARGE CAP     LARGE CAP     RELATIVE      LARGE CAP    ALLIANCEBERNSTEIN
                                      VALUE         VALUE         VALUE         CORE        LARGE CAP CORE
                                    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------
 Lower-Rated Debt Securities          -             -             X             X               X
------------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign           X             X             X             X               X
 Government Issuers
------------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign           X             -             X             X               X
 Corporate Issuers
------------------------------------------------------------------------------------------------------------
 Non-Dollar Securities                X             20            -             X               -
------------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND
 CONTRACTS
------------------------------------------------------------------------------------------------------------
 Mortgage-Backed Securities           X             X             X             X               X
------------------------------------------------------------------------------------------------------------
 Asset-Backed Securities              X             X             X             X               X
------------------------------------------------------------------------------------------------------------
 Options on Securities and            X             -             -             X               X
 Indices
------------------------------------------------------------------------------------------------------------
 Stock Index Futures Contracts        X             -             -             X               X
 and Options Thereon
------------------------------------------------------------------------------------------------------------
 Interest Rate Futures Contracts      X             X             -             X               X
 and Options Thereon
------------------------------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
------------------------------------------------------------------------------------------------------------
 Forward Foreign Currency             X             X             -             X               X
 Exchange Contracts
------------------------------------------------------------------------------------------------------------
 Currency Options and Futures         X             X             -             X               X
 Contracts
------------------------------------------------------------------------------------------------------------
 Currency Swaps                       X             X             -             X               X
------------------------------------------------------------------------------------------------------------
 Currency Cross-Hedging               X             X             -             X               X
------------------------------------------------------------------------------------------------------------
 Interest Rate Swaps                  X             X             -             X               X
------------------------------------------------------------------------------------------------------------
 Interest Rate Caps, Floors and       X             X             -             X               X
 Collars
------------------------------------------------------------------------------------------------------------
 Equity Swaps                         X             X             -             X               X
------------------------------------------------------------------------------------------------------------

                                 Chart 1, page 2

Chart 2

---------------------------------------------------------------------------------------------------------
                                                                                  ROSZEL/
                                        ROSZEL/                                    KAYNE
                                        LOOMIS        ROSZEL/       ROSZEL/      ANDERSON       ROSZEL/
                                        SAYLES      RITTENHOUSE     MARSICO       RUDNICK      FRANKLIN
                                       LARGE CAP     LARGE CAP     LARGE CAP     SMALL-MID      MID CAP
                                        GROWTH        GROWTH        GROWTH       CAP VALUE      GROWTH
                                       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND TECHNIQUES
---------------------------------------------------------------------------------------------------------
 Borrowings and Reverse Repurchase     33.33         33.33         33.33         33.33         33.33
 Agreements
---------------------------------------------------------------------------------------------------------
 Repurchase Agreements                   /             /             /             /             /
---------------------------------------------------------------------------------------------------------
 Securities Lending                      X             X             X             -             -
---------------------------------------------------------------------------------------------------------
 Short Sales Against the Box             X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 When-Issued Securities and Delayed      X             X             -             X             -
 Delivery Securities
---------------------------------------------------------------------------------------------------------
 Illiquid Investments                    -             -             -             -             -
---------------------------------------------------------------------------------------------------------
 Restricted Securities (including        X             X             -             X             -
 illiquid Rule 144A securities)
---------------------------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A             X             X             -             X             -
 Securities
---------------------------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
---------------------------------------------------------------------------------------------------------
 Securities of Foreign Issuers           15            15            15            -             15
---------------------------------------------------------------------------------------------------------
 Equity Securities                       /             /             /             /             /
---------------------------------------------------------------------------------------------------------
 Equity Securities of Foreign            15            15            15            -             15
 Issuers
---------------------------------------------------------------------------------------------------------
 American, European and Global           15            15            15            -             15
 Depository Receipts
---------------------------------------------------------------------------------------------------------
 REITs                                   X             X             -             -             /
---------------------------------------------------------------------------------------------------------
 Warrants and Stock Purchase Rights      X             X             -             -             -
---------------------------------------------------------------------------------------------------------
 Investment Company Securities           X             -             -             -             -
 (including World Equity Benchmark
 Shares and Standard & Poor's
 Depository Receipts)
---------------------------------------------------------------------------------------------------------
 Debt Securities                         -             -             -             -             -
---------------------------------------------------------------------------------------------------------
 Government Securities                   -             -             -             -             -
---------------------------------------------------------------------------------------------------------
 Investment Grade Debt Securities        -             -             -             -             -
---------------------------------------------------------------------------------------------------------

                                 Chart 2, page 1

---------------------------------------------------------------------------------------------------------
                                                                                  ROSZEL/
                                        ROSZEL/                                    KAYNE
                                        LOOMIS        ROSZEL/       ROSZEL/      ANDERSON       ROSZEL/
                                        SAYLES      RITTENHOUSE     MARSICO       RUDNICK      FRANKLIN
                                       LARGE CAP     LARGE CAP     LARGE CAP     SMALL-MID      MID CAP
                                        GROWTH        GROWTH        GROWTH       CAP VALUE      GROWTH
                                       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------
 Lower-Rated Debt Securities             X             -             -             -             -
---------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign              X             X             X             X             -
 Government Issuers
---------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign              X             X             X             X             -
 Corporate Issuers
---------------------------------------------------------------------------------------------------------
 Non-Dollar Securities                   X             X             15            X             -
---------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND CONTRACTS
---------------------------------------------------------------------------------------------------------
 Mortgage-Backed Securities              X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 Asset-Backed Securities                 X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 Options on Securities and Indices       X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 Stock Index Futures Contracts and       X             X             -             X             -
 Options Thereon
---------------------------------------------------------------------------------------------------------
 Interest Rate Futures Contracts and     X             X             X             X             -
 Options Thereon
---------------------------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
---------------------------------------------------------------------------------------------------------
 Forward Foreign Currency Exchange       X             X             -             X             -
 Contracts
---------------------------------------------------------------------------------------------------------
 Currency Options and Futures            X             X             -             X             -
 Contracts
---------------------------------------------------------------------------------------------------------
 Currency Swaps                          X             X             X             X             -
---------------------------------------------------------------------------------------------------------
 Currency Cross-Hedging                  X             X             X             X             -
---------------------------------------------------------------------------------------------------------
 Interest Rate Swaps                     X             X             X             X             -
---------------------------------------------------------------------------------------------------------
 Interest Rate Caps, Floors and          X             X             X             X             -
 Collars
---------------------------------------------------------------------------------------------------------
 Equity Swaps                            X             X             X             X             -
---------------------------------------------------------------------------------------------------------

                                 Chart 2, page 2

Chart 3

----------------------------------------------------------------------------------------------------------
                                                                 ROSZEL/
                                                   ROSZEL/      DELAWARE                        ROSZEL/
                                                     NWQ        SMALL-MID       ROSZEL/         WILLIAM
                                                  SMALL CAP        CAP          LAZARD           BLAIR
                                                    VALUE        GROWTH      INTERNATIONAL   INTERNATIONAL
                                                  PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND TECHNIQUES
----------------------------------------------------------------------------------------------------------
 Borrowings and Reverse Repurchase Agreements     33.33         33.33          33.33           33.33
----------------------------------------------------------------------------------------------------------
 Repurchase Agreements                              /             -              /               /
----------------------------------------------------------------------------------------------------------
 Securities Lending                                 X             -              X               -
----------------------------------------------------------------------------------------------------------
 Short Sales Against the Box                        X             -              X               -
----------------------------------------------------------------------------------------------------------
 When-Issued Securities and Delayed Delivery        -             -              X              25
 Securities
----------------------------------------------------------------------------------------------------------
 Illiquid Investments                               -             -              -             [15]
----------------------------------------------------------------------------------------------------------
 Restricted Securities (including illiquid Rule     X             -              X             [15]
 144A securities)
----------------------------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A Securities             X             -              X               -
----------------------------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
----------------------------------------------------------------------------------------------------------
 Securities of Foreign Issuers                      25            25             /               /
----------------------------------------------------------------------------------------------------------
 Equity Securities                                  /             /              /               /
----------------------------------------------------------------------------------------------------------
 Equity Securities of Foreign Issuers               25            25             /               /
----------------------------------------------------------------------------------------------------------
 American, European and Global Depository           25            25             /               /
 Receipts
----------------------------------------------------------------------------------------------------------
 REITs                                              20            -              X               -
----------------------------------------------------------------------------------------------------------
 Warrants and Stock Purchase Rights                 -             -              /               /
----------------------------------------------------------------------------------------------------------
 Investment Company Securities (including World     -             -              X               -
 Equity Benchmark Shares and Standard & Poor's
 Depository Receipts)
----------------------------------------------------------------------------------------------------------
 Debt Securities                                    -             -             20              20
----------------------------------------------------------------------------------------------------------
 Government Securities                              -             -             20              20
----------------------------------------------------------------------------------------------------------
 Investment Grade Debt Securities                   -             -             20              20
----------------------------------------------------------------------------------------------------------
 Lower-Rated Debt Securities                        -             -              -               -
----------------------------------------------------------------------------------------------------------

                                 Chart 3, page 1

----------------------------------------------------------------------------------------------------------
                                                                 ROSZEL/
                                                   ROSZEL/      DELAWARE                        ROSZEL/
                                                     NWQ        SMALL-MID       ROSZEL/         WILLIAM
                                                  SMALL CAP        CAP          LAZARD           BLAIR
                                                    VALUE        GROWTH      INTERNATIONAL   INTERNATIONAL
                                                  PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign Government Issuers      -             -             20              20
----------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign Corporate Issuers       X             -             20              20
----------------------------------------------------------------------------------------------------------
 Non-Dollar Securities                              X             -              /               /
----------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND CONTRACTS
----------------------------------------------------------------------------------------------------------
 Mortgage-Backed Securities                         X             X              X               -
----------------------------------------------------------------------------------------------------------
 Asset-Backed Securities                            X             X              X               -
----------------------------------------------------------------------------------------------------------
 Options on Securities and Indices                  X             -              X               -
----------------------------------------------------------------------------------------------------------
 Stock Index Futures Contracts and Options          X             -              X               -
 Thereon
----------------------------------------------------------------------------------------------------------
 Interest Rate Futures Contracts and Options        X             -              X               -
 Thereon
----------------------------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
----------------------------------------------------------------------------------------------------------
 Forward Foreign Currency Exchange Contracts        X             -              X              10
----------------------------------------------------------------------------------------------------------
 Currency Options and Futures Contracts             X             -              X              50
----------------------------------------------------------------------------------------------------------
 Currency Swaps                                     X             X              X              10
----------------------------------------------------------------------------------------------------------
 Currency Cross-Hedging                             X             X              X               -
----------------------------------------------------------------------------------------------------------
 Interest Rate Swaps                                X             X              X               -
----------------------------------------------------------------------------------------------------------
 Interest Rate Caps, Floors and Collars             X             X              X               -
----------------------------------------------------------------------------------------------------------
 Equity Swaps                                       X             X              X               -
----------------------------------------------------------------------------------------------------------

                                 Chart 3, page 2

Chart 4

---------------------------------------------------------------------------------------
                                                                ROSZEL/       ROSZEL/
                                                              LORD ABBETT      MLIM
                                                              GOVERNMENT      FIXED-
                                                              SECURITIES      INCOME
                                                               PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND TECHNIQUES
---------------------------------------------------------------------------------------
 Borrowings and Reverse Repurchase Agreements                  33.33         33.33
---------------------------------------------------------------------------------------
 Repurchase Agreements                                           /             /
---------------------------------------------------------------------------------------
 Securities Lending                                              -             /
---------------------------------------------------------------------------------------
 Short Sales Against the Box                                     X             X
---------------------------------------------------------------------------------------
 When-Issued Securities and Delayed Delivery Securities          /             -
---------------------------------------------------------------------------------------
 Illiquid Investments                                            X             -
---------------------------------------------------------------------------------------
 Restricted Securities (including illiquid Rule 144A             X             -
 securities)
---------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A Securities                          X             -
---------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
---------------------------------------------------------------------------------------
 Securities of Foreign Issuers                                   X             -
---------------------------------------------------------------------------------------
 Equity Securities                                               X             X
---------------------------------------------------------------------------------------
 American, European and Global Depository Receipts               X             X
---------------------------------------------------------------------------------------
 Debt Securities                                                 /             /
---------------------------------------------------------------------------------------
 Government Securities                                           /             /
---------------------------------------------------------------------------------------
 Taxable Municipal Debt Securities                               X             X
---------------------------------------------------------------------------------------
 Tax-Free Municipal Debt Securities                              X             X
---------------------------------------------------------------------------------------
 Municipal Obligation Components                                 X             X
---------------------------------------------------------------------------------------
 Investment Grade Debt Securities                                /             /
---------------------------------------------------------------------------------------
 Lower-Rated Debt Securities                                     X             -
---------------------------------------------------------------------------------------
 Debt Securities of Foreign Government Issuers                   X             X
---------------------------------------------------------------------------------------
 Debt Securities of Foreign Corporate Issuers                    X             -
---------------------------------------------------------------------------------------
 Non-Dollar Securities                                           X             -
---------------------------------------------------------------------------------------

                                 Chart 4, page 1

---------------------------------------------------------------------------------------
                                                                ROSZEL/       ROSZEL/
                                                              LORD ABBETT      MLIM
                                                              GOVERNMENT      FIXED-
                                                              SECURITIES      INCOME
                                                               PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------
 Zero Coupon Debt Securities                                     /             -
---------------------------------------------------------------------------------------
 Bank Obligations                                                -             -
---------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND CONTRACTS
---------------------------------------------------------------------------------------
 Mortgage-Backed Securities                                      /             /
---------------------------------------------------------------------------------------
 Adjustable Rate Mortgage Loans                                  /             /
---------------------------------------------------------------------------------------
 Collateralized Mortgage Obligations                             /             /
---------------------------------------------------------------------------------------
 Multiple Class Mortgage-Backed Securities                       X             /
---------------------------------------------------------------------------------------
 Privately Issued Mortgage-Backed Securities                     X             /
---------------------------------------------------------------------------------------
 Stripped Mortgage-Backed Securities                             /             /
---------------------------------------------------------------------------------------
 Mortgage Dollar Rolls                                           /             -
---------------------------------------------------------------------------------------
 Asset-Backed Securities                                         -             /
---------------------------------------------------------------------------------------
 Options on Securities and Indices                               X             -
---------------------------------------------------------------------------------------
 Yield Curve Options                                             X             X
---------------------------------------------------------------------------------------
 Structured and Indexed Debt Securities                          -             X
---------------------------------------------------------------------------------------
 Interest Rate Futures Contracts and Options Thereon             /             -
---------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
---------------------------------------------------------------------------------------
 Forward Foreign Currency Exchange Contracts                     X             -
---------------------------------------------------------------------------------------
 Currency Options and Futures Contracts                          X             -
---------------------------------------------------------------------------------------
 Currency Swaps                                                  X             -
---------------------------------------------------------------------------------------
 Currency Cross-Hedging                                          X             -
---------------------------------------------------------------------------------------
 Interest Rate Swaps                                             X             -
---------------------------------------------------------------------------------------
 Interest Rate Caps, Floors and Collars                          X             -
---------------------------------------------------------------------------------------
 Mortgage Swaps                                                  X             -
---------------------------------------------------------------------------------------

                                 Chart 4, page 2

                OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST

If you would like more information about the Portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The annual report for the last completed fiscal period is currently available to shareholders of the Trust. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the fiscal period covered by the report. A semi-annual report will be available to shareholders of the Trust after the next completed fiscal period.

STATEMENT OF ADDITIONAL INFORMATION

The SAI, which contains additional information about the Trust, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

A free copy of the Trust's SAI, annual and semi-annual reports may be obtained and further inquiries can be made by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

Investment Company Act File No.: 811-21038

                          MLIG VARIABLE INSURANCE TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2006

                  ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
                      ROSZEL/BKF LARGE CAP VALUE PORTFOLIO
                      ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
                     ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
                  ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
                ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO
                 ROSZEL/LOOMIS SAYLES LARGE CAP GROWTH PORTFOLIO
                  ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
                    ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
                ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
           ROSZEL/KAYNE ANDERSON RUDNICK SMALL-MID CAP VALUE PORTFOLIO
                   ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
                    ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO
                    ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
                      ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
                  ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
                 ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
                   ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO
                         ROSZEL/DELAWARE TREND PORTFOLIO
               ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO
                      ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
                  ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO
               ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
                       ROSZEL/MLIM FIXED-INCOME PORTFOLIO
                   ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

This statement of additional information ("SAI") supplements information contained in the current prospectuses of MLIG Variable Insurance Trust (the "Trust") dated May 1, 2006 (each, a "Prospectus" and collectively the "Prospectuses") and should be read in conjunction with the Prospectuses and any supplements thereto. This SAI, although not a prospectus, is incorporated in its entirety into the Prospectuses by reference. Terms defined in the Prospectuses have the same meaning in this SAI.

The Trust's Annual Report and financial statements for the fiscal period ended December 31, 2005, and the independent accountants' reports thereon, are incorporated herein by reference. The Annual Report may be obtained without charge by calling the Trust at the telephone number listed below.

To obtain a free copy of the Prospectuses or another SAI, please send a written request to: MLIG Service Center, P.O. Box 44222, Jacksonville, Florida 32231-4222; or call 1-800-535-5549.

                                TABLE OF CONTENTS

INTRODUCTION....................................................................  1
INVESTMENT RESTRICTIONS.........................................................  1
    Fundamental Restrictions....................................................  1
    Non-Fundamental Restrictions................................................  2
    Non-Fundamental Tax Restrictions............................................  3
CHANGE OF PRIMARY INVESTMENT STRATEGY...........................................  4
INVESTMENT STRATEGIES AND RISKS.................................................  4
    Money Market Instruments....................................................  4
    Temporary Defensive Positions...............................................  4
    Bank Obligations............................................................  5
    Repurchase and Reverse Repurchase Agreements................................  5
    Debt Instruments Generally..................................................  6
    Mortgaged-Backed and Asset-Backed Securities................................  9
    Restricted Securities and Illiquid Investments.............................. 12
    "When-Issued" and Delayed-Delivery Securities............................... 13
    Warrants.................................................................... 13
    Smaller Capitalization Companies............................................ 13
    Foreign Investments......................................................... 14
    Lending Portfolio Securities................................................ 19
    Securities of Other Investment Companies.................................... 19
    Purchasing Put and Call Options on Securities............................... 19
    Covered Option Writing...................................................... 20
    Securities Index Options.................................................... 21
    Over-the-Counter ("OTC") Options............................................ 22
    Futures and Related Options................................................. 23
    Options on Foreign Currencies............................................... 24
    Swap Transactions, Options on Swap Transaction, and
    Interest Rate Caps, Floors and Collars...................................... 25
    Short Sales................................................................. 25
    WEBs and Other Index-related Securities..................................... 25
TRUST MANAGEMENT................................................................ 26
    Trustees and Officers....................................................... 26
    Trustees' Equity Ownership.................................................. 29
    Trustee Interest in Affiliated Persons...................................... 30
    Trust Compensation.......................................................... 30
    Proxy Voting Policies and Procedures........................................ 30
CONTROL PERSONS................................................................. 31
INVESTMENT ADVISORY AND OTHER SERVICES.......................................... 33
    General Information......................................................... 33
    Expenses.................................................................... 33
    Management Fees............................................................. 34
    Sub-Advisers................................................................ 37
    Sub-Advisory Agreements..................................................... 40
    Sub-Advisory Fees........................................................... 42
    Additional Information About Roszel Advisors................................ 44
    Administrator............................................................... 45
PORTFOLIO MANAGEMENT TEAMS...................................................... 45
    General Disclosure.......................................................... 45
DISCLOSURE OF PORTFOLIO HOLDINGS................................................ 69
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION................................. 70

DETERMINATION OF NET ASSET VALUE................................................ 76
DISTRIBUTION AND REDEMPTION OF SHARES........................................... 77
    Distribution of Shares...................................................... 78
    Redemption of Shares........................................................ 78
TAX MATTERS..................................................................... 78
    Portfolio Taxation.......................................................... 78
CAPITALIZATION.................................................................. 82
    Voting Rights............................................................... 83
CODES OF ETHICS................................................................. 83
PORTFOLIO PERFORMANCE........................................................... 85
OTHER SERVICES.................................................................. 86
    Transfer Agent.............................................................. 86
    Custodian................................................................... 86
    Independent Registered Public Accounting Firm............................... 86
    Legal Counsel............................................................... 86
    Additional Information...................................................... 86
FINANCIAL STATEMENTS............................................................ 87
APPENDIX 1 -- DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS.................. 88
APPENDIX 2 -- SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES............ 91

                                  INTRODUCTION

MLIG Variable Insurance Trust (the "Trust") is a business trust organized in the state of Delaware on February 14, 2002. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust is comprised of twenty-five separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. The Trust issues a separate series of shares of beneficial interest for each Portfolio representing fractional undivided interests in the Portfolio. An investor, by investing in a Portfolio, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Portfolio. Likewise, an investor shares pro-rata in any losses of the Portfolio.

Pursuant to a management agreement and subject to the authority of the Trust's board of trustees ("Board"), Roszel Advisors, LLC ("Roszel Advisors") serves as the Trust's investment manager and conducts the business and affairs of the Trust. Roszel Advisors has engaged at least one Sub-Adviser for each Portfolio to act as that Portfolio's investment adviser to provide day-to-day portfolio management.

The Trust currently offers each series of its shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") as funding vehicles for certain variable annuity contracts (the "variable contracts") issued by MLLIC or MLLICNY through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company and a separate prospectus, which accompanies the prospectus for the Trust (the "contract"), describes the separate account and the variable contracts issued through it.

Terms appearing in this SAI that are defined in the Prospectuses have the same meaning herein as they do in the Prospectuses.

                             INVESTMENT RESTRICTIONS

The investment objective(s) and principal investment strategies of each Portfolio are set forth in the Prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Portfolio followed by the principal non-fundamental restrictions and policies applicable to each Portfolio.

FUNDAMENTAL RESTRICTIONS

Each Portfolio has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Portfolio's outstanding voting securities. Under the 1940 Act, and as used in the Prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of: (1) the holders of 67% or more of the outstanding votes attributable to shares of a Portfolio present at a meeting, if the holders of more than 50% of such votes are present in person or by proxy, or
(2) the holders of more than 50% of the outstanding votes attributable to shares of the Portfolio.

Each Portfolio may not:

      1. Issue senior securities to the extent such issuance would violate applicable law.

      2. Borrow money, except (a) the Portfolio may borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the Portfolio may engage in transactions in mortgage dollar rolls which are accounted for as financings.

      3. Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any or its agencies or instrumentalities).

      4. Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of cash or securities as permitted by applicable law.

      5. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

      6. Purchase or sell real estate, except that a Portfolio may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein, (e.g., real estate investment trusts) (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities and (f) invest in real estate limited partnerships.

      7. Invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

      8. With respect to 75% of a Portfolio's total assets, purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if

      (a) such purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

NON-FUNDAMENTAL RESTRICTIONS

The following restrictions are designated as non-fundamental and may be changed by the Board without the approval of shareholders.

      Each Portfolio may not:

      1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

      2. Purchase any securities on margin (except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Portfolio of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

      3. Purchase securities while outstanding borrowings exceed 5% of a Portfolio's total assets.

      4. Sell securities short or maintain a short position except for short sales against the box. This policy does not apply to the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio.

      5. Invest more than 25% of the value of its total assets in the securities of foreign issuers and non-dollar securities. This policy does not apply to Portfolios with the words Global or International in their name.

      6. Acquire any security that is not readily marketable if more than 15% of the net assets of the Portfolio taken at market value, would be invested in such securities.

      7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of its total assets.

If the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

NON-FUNDAMENTAL TAX RESTRICTIONS

Each Portfolio must:

      1. Maintain its assets so that, at the close of each quarter of its taxable year,

         (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Portfolio's total assets and 10 percent of the outstanding voting securities of such issuer,

         (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Portfolio and engaged in the same, similar, or related trades or businesses.

      2. Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

         (a) no more than 55% of the value of the assets in the Portfolio is represented by any one investment,

         (b) no more than 70% of the value of the assets in the Portfolio is represented by any two investments,

         (c) no more than 80% of the value of the assets in the Portfolio is represented by any three investments, and

         (d) no more than 90% of the value of the total assets of the Portfolio is represented by any four investments. In determining whether the diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

                      CHANGE OF PRIMARY INVESTMENT STRATEGY

For Portfolios that invest primarily in a type or types of securities indicated by their name, the Trust will provide shareholders with 60 days advance written notice of any change in such investment strategy. Such notice will conform to the requirements of Rule 35d-1(c) under the 1940 Act.

                         INVESTMENT STRATEGIES AND RISKS

MONEY MARKET INSTRUMENTS

The types of money market instruments in which the Portfolios may invest are as follows: (1) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"), (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) debt securities issued by foreign issuers and (7) repurchase agreements.

The Portfolios may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Portfolios are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Portfolios are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Portfolio will invest in obligations issued by an instrumentality of the U.S. Government only if the Adviser determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Portfolio.

The Portfolios may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Portfolio may be rated no lower than A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody's and Standard & Poor's is contained in the Appendix. At no time will the investments of a Portfolio in bank obligations, including time deposits, exceed 25% of the value of the Portfolio's total assets.

TEMPORARY DEFENSIVE POSITIONS

During periods when the Adviser believes there are unstable market, economic, political or currency conditions domestically or abroad, the Adviser may assume, on behalf of a Portfolio, a temporary defensive posture and (1) without limitation hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Portfolio's assets will be invested by investing those assets in securities markets deemed by the Adviser to be conservative in light of the Portfolio's investment objective and policies. Under normal circumstances, each Portfolio may invest a portion of its total assets in cash and/or money market instruments for cash management purposes, pending investment in accordance with the Portfolio's investment objective and policies and to meet operating expenses. To the extent that a Portfolio holds cash or invests in money market instruments, it may not achieve its investment objective.

BANK OBLIGATIONS

Domestic commercial banks organized under federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (1) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Portfolio would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The values of the securities underlying a repurchase agreement of a Portfolio are monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Adviser also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Portfolio enters into repurchase agreements.

Some of the Portfolios may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Portfolio, involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A Portfolio uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Portfolio's securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Portfolio's obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust's custodian or designated sub-custodian.

A Portfolio entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities. The Portfolio will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

DEBT INSTRUMENTS GENERALLY

A debt instrument held by a Portfolio will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Portfolio's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Portfolio holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

RATINGS AS INVESTMENT CRITERIA. NRSRO ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the Adviser as initial criteria for the selection of portfolio securities on behalf of the Portfolios, the Adviser also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Although neither event will require the sale of the securities by a Portfolio the Adviser will consider the event in its determination of whether the Portfolio should continue to hold the securities. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Portfolios will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

CERTAIN INVESTMENT GRADE DEBT OBLIGATIONS. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

U.S. GOVERNMENT DEBT SECURITIES. Some of the Portfolios may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, a Portfolio only invests in U.S. Government securities when the Adviser determines that the credit risk associated with the obligation is suitable for the Portfolio.

CUSTODY RECEIPTS. Some of the Portfolios may also acquire U.S. Government securities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. For certain securities law purposes, custody receipts are not considered U.S. Government securities.

LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Some of the Portfolios may invest in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's or Standard & Poor's. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or Standard & Poor's (i.e., investment grade debt instruments), and especially those which are unrated or are rated lower than the four highest categories by such rating organizations may, after purchase by a Portfolio, have their ratings lowered due to the deterioration of the issuer's financial position. The Adviser may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which the Adviser compares them.

If a security is rated investment grade by one NRSRO and below investment grade by another NRSRO, the Adviser will determine whether the security will be considered an investment grade security or a lower-rated security.

RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Lower-rated debt securities (i.e., those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and the Adviser's success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Portfolio invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Portfolios' net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.

A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Trust's Board. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

Some of the Portfolios may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Portfolios may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Portfolios also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Trust has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

ZERO COUPON OBLIGATIONS. Some of the Portfolios may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Portfolio otherwise would not have done so. To the extent a Portfolio is required to liquidate thinly traded securities, the Portfolio may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Portfolio to pay distributions, that Portfolio will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

STRUCTURED OR INDEXED SECURITIES. Some of the Portfolios may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Portfolio's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because a Portfolio bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

MORTGAGED-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES GENERALLY. Some of the Portfolios may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable rate mortgage related securities and collateralized mortgage obligations. These are described below. Some of the Portfolios may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which some of the Portfolios may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The Adviser assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Portfolio.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A Portfolio's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a Portfolio, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.

Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

GOVERNMENT STRIPPED MORTGAGE RELATED SECURITIES. Some of the Portfolios may invest in government stripped mortgage related securities. These securities represent beneficial ownership interests in either period principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by the GNMA, FHLMC, or FNMA. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans.

Investing in government stripped mortgage related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the

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

certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a Portfolio not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of an interest-only security of that certificate to interest rate fluctuations, may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.

Government stripped mortgage related securities are currently traded over the counter in a market maintained by several investment banking firms. No one can be certain that a Portfolio will be able to purchase or sell a government stripped mortgage related security at any time in the future. A Portfolio only purchases such securities if a secondary market exists for the securities at the time of purchase. Some of the Portfolios may treat government stripped mortgage related securities as illiquid investments.

ADJUSTABLE RATE MORTGAGE RELATED SECURITIES. Some of the Portfolios may invest in adjustable rate mortgage related securities. Adjustable rate mortgage related securities ("ARMs") have interest rates that reset at periodic intervals. Acquiring ARMs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which certificates are based. Such certificates generally have higher current yield and lower price fluctuation than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lags current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. Some of the Portfolios may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a Portfolio invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

GNMA CERTIFICATES. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

The average life of GNMA Certificates varies with the maturities of the underlying mortgages. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before

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the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the GNMA Certificate.

ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. Some of the Portfolios may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARsSM") and interests in pools of credit card receivables. CARsSM represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARsSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, a Portfolio may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Some of the Portfolios may also invest in other types of asset-backed and receivable-backed securities.

MORTGAGE DOLLAR ROLLS. Some of the Portfolios may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, some of the Portfolios propose to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. Some of the Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS

An Adviser along with the Administrator is responsible for determining the value and liquidity of investments held by each Portfolio. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolios will not purchase or otherwise acquire any investment, if as a result, more than 15% of its net assets (taken at current value) would be invested in illiquid investments.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

Some of the Portfolios may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and are determined to be liquid by the Portfolio's Board or by the Adviser under board-approved procedures. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Portfolio's holdings of those securities may become illiquid. Purchases by a Portfolios of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted.

"WHEN-ISSUED" AND DELAYED-DELIVERY SECURITIES

To secure prices or yields deemed advantageous at a particular time, a Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Portfolio, however, prior to the actual delivery or payment by the other party to the transaction. Some of the Portfolios may enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of a Portfolio's when-issued or delayed-delivery purchase commitments will be segregated with the Trust's custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Portfolio's net asset value.

When a Portfolio engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

WARRANTS

Some of the Portfolios are authorized to invest in warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Portfolio in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Portfolio's net assets. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

SMALLER CAPITALIZATION COMPANIES

Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

FOREIGN INVESTMENTS

Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United Sates and the opportunity to reduce fluctuations in fund value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities (including those dominated in foreign currencies) involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the dollar value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell fund securities to obtain sufficient cash to pay such dividends. As discussed below, such techniques also entail certain risks.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements or portfolio transactions or loss of certificates for portfolio securities.

In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

INVESTMENT IN DEPOSITORY RECEIPTS. Many securities of foreign issuers are represented by depository receipts such as ADRs, EDRs and GDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporate issuers. EDRs and GDRs are receipts issued by non-U.S. financial institutions evidencing arrangements similar to ADRs, but are designed for use in non-U.S. securities markets. Depository receipts are not necessarily quoted in the same currency as the underlying security. Generally, ADRs are in registered form and are designed for trading in U.S. markets while EDRs are in bearer form and are designed for trading in European securities markets. GDRs are issued in either registered or bearer form and are designed for trading on a global basis.

Some of the Portfolios may invest in ADRs, EDRs and GDRs. ADRs represent the right to receive foreign securities deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depository receipts do not eliminate all the risk inherent in investing in foreign securities. To the extent that a Portfolio acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the depository receipts to issue and service such depository receipts, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts, rather than directly in the stock of foreign issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales.

FOREIGN GOVERNMENT SECURITIES. Some of the Portfolios may invest in debt obligations of foreign governments or their agencies or instrumentalities, including those with emerging economies or securities markets. Investing in sovereign debt obligations involves risks not present when investing in the debt obligations of foreign corporate issuers. The issuer of the debt or the government authority that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due and a Portfolio may have limited recourse in the event of such a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow circumstances, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, its policy towards principal international lenders and the political constraints to which a sovereign debtor may be subject.

SUPRANATIONAL AGENCIES. Some of the Portfolios may invest in securities issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank), the European Economic Community, and the Asian Development Bank. Securities of supranational agencies are not U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government, its agencies or instrumentalities.

INVESTMENTS IN EMERGING MARKETS. Some of the Portfolios may invest substantial portions of their portfolios in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the funds' investments in those countries and the availability to a Portfolio of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. As a result, a Portfolio may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of a Portfolio to invest in securities of certain issuers located in those countries.

CURRENCY EXCHANGE RATES. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because a Portfolio may have currency exposure independent of their securities positions, the value of the assets of a Portfolio as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Portfolio's assets consist of investments quoted or denominated in a particular currency, the Portfolio's exposure to adverse developments affecting the value of such currency will increase. The Roszel/Lazard International Portfolio and the Roszel/William Blair International Portfolio often have substantial currency exposure both from investments quoted or denominated in foreign currencies and from their currency positions.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's net asset value to fluctuate. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also are affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio is more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, a Portfolio may engage in some or all of the foreign currency management practices described below. A Portfolio also may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A Portfolio will incur costs in connection with conversions between various currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Some of the Portfolios may enter into forward foreign currency exchange contracts in several circumstances. First, when it enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security which either holds, a Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Portfolio's foreign assets. Contracts to sell foreign currency could limit any potential gain that might be realized by a Portfolio if the value of the hedged currency increases.

Some of the Portfolios may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities they intend to purchase. Some of the Portfolios may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Some of the Portfolios also may purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Portfolios.

Some of the Portfolios may utilize foreign forward currency exchange contracts to settle non-dollar securities transactions.

The Trust's custodian will segregate cash or other liquid assets in an amount equal to the value of a Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Portfolio to purchase foreign currencies or forward contracts entered into to seek to increase total return. If the value of the securities so segregated declines, additional cash or liquid assets are segregated on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. These segregated securities are marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Portfolio's ability to utilize forward foreign currency exchange contracts may be restricted.

While some of the Portfolios will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while a Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the

Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Portfolio's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses which will prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss. Likewise, to the extent that a Portfolio enters into forward foreign currency exchange contracts to seek to increase total return, the risk of losses on such contracts due to unanticipated changes in currency prices is greater than it is when such contracts are used to reduce currency exchange rate risk.

As with other kinds of option transactions, however, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. In addition, some Portfolios may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not being held in the Portfolio. When purchased or sold to increase total return, options on currencies are considered speculative.

INTEREST RATE SWAPS AND CURRENCY SWAPS. Some of the Portfolios may enter into currency swaps for both hedging purposes and to seek to increase total return. Some of the Portfolios may enter into interest rate swaps for these purposes. A Portfolio typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps and interest rate swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its fund investments and its swap positions entered into for hedging purposes.

Some of the Portfolios only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if swaps were not used. Inasmuch as swaps are entered into for good faith hedging purposes (or are offset by a segregated account as described below), the Trust and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Trust's custodian. An amount of cash or liquid assets having an aggregate net asset value at least equal to the entire amount of payment stream payable by a Portfolio pursuant to an interest rate swap will be segregated with the Trust's custodian. A Portfolio may not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the SEC staff takes the position that currency swaps are illiquid investment subject to a Portfolio's limitation on such investments.

LENDING PORTFOLIO SECURITIES

Some of the Portfolios are authorized to lend their portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. A Portfolio's loans of securities are collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing a Portfolio's loans of securities are segregated and maintained at all times with the Trust's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Portfolio is be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

When a Portfolio loans its portfolio securities, it adheres to the following conditions: (1) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custody fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder."

SECURITIES OF OTHER INVESTMENT COMPANIES

Some of the Portfolios may invest in investment companies that invest principally in securities in which a Portfolio is authorized to invest. Currently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (1) do not exceed 3% of the total outstanding voting stock of such company, (2) do not exceed 5% of the value of the Portfolio's total assets and (3) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets. To the extent a Portfolio invests in other investment companies, the Portfolio's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES

Some of the Portfolios may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Portfolio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Portfolio will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Portfolio may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Portfolio in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Portfolio may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Portfolio in closing sale transactions, which are sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the total assets of a Portfolio. In addition, the premiums paid by a Portfolio in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Portfolio's total assets.

COVERED OPTION WRITING

Some of the Portfolios may write covered put and call options on securities. A Portfolio will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

A Portfolio with option-writing authority will write only options that are covered. A call option written by a Portfolio will be deemed covered (1) if the Portfolio owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (2) if the Portfolio holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (3) in the case of a call option on a stock index, if the Portfolio owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (4) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Trust's custodian or with a designated sub-custodian. A put option will be deemed covered (1) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust's custodian or with a designated sub-custodian, or (2) if the Portfolio continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Portfolio), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust's custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

So long as the obligation of a Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction.

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

A Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

A Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Portfolio would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of a Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Adviser expects that the Portfolios will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Portfolios in the over-the-counter market.

A Portfolio may realize a profit or loss upon entering into closing transactions. When a Portfolio has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Portfolio will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs.

Option writing for a Portfolio may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Portfolio may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio's position being offset by a loss on the hedge position.

A Portfolio will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Portfolio of options will depend on the Adviser's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

SECURITIES INDEX OPTIONS

In seeking to hedge all or a portion of its investments, a Portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Portfolio's portfolio. A Portfolio with such option writing authority may write only covered options. Some of the Portfolios may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Portfolio of options on securities indices is subject to the Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Adviser desires that a Portfolio engage in such a transaction.

OVER-THE-COUNTER ("OTC") OPTIONS

Some of the Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although some of the Portfolios may seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with a Portfolio, there can be no assurance that a Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until a Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

FUTURES AND RELATED OPTIONS

Some of the Portfolios may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Portfolio involved.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

A Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Portfolio's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the staff of the SEC is that a Portfolio's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Trust's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities.

No consideration is paid or received by a Portfolio upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Trust's custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Portfolio may elect to close a position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract.

Although the Trust expects that some of the Portfolios may enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

If a Portfolio has hedged against the possibility of an increase in interest rates and rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Portfolio holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

OPTIONS ON FOREIGN CURRENCIES

Some of the Portfolios may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Portfolio. A Portfolio with such option writing authority may write only covered options. Options on foreign currencies to be written or purchased by a Portfolio are traded on U.S. or foreign exchanges or in the over-the-counter market.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency options exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Portfolio could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Portfolio's position, the Portfolio could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

SWAP TRANSACTIONS, OPTIONS ON SWAP TRANSACTION, AND INTEREST RATE CAPS, FLOORS AND COLLARS

GENERAL. In the future, certain Portfolios may enter into swap transactions for hedging purposes or to seek to increase total return. At the current time, the Roszel/Lord Abbett Bond Debenture Portfolio may enter into credit default swaps for hedging purposes to seek to increase total return. Also, in the future, for hedging purposes or to seek to increase total return, certain Portfolios may purchase or sell options on swap transactions and enter into transactions known as interest rate caps, floors and collars.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to receive interest, such as an exchange of fixed-interest payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (usually a debt security). Credit swaps give one party (the buyer of the credit swap) the right to dispose of or acquire an asset (usually a debt security) or group of assets (usually a group of debt securities), or the right to receive payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specific currencies. Total return swaps give one party the right to receive the appreciation in the value of a specific security, securities index or other instrument in return for a fee paid by the other party (usually a specific rate of interest). If the underlying asset in a total return swap declines in value over the term of the swap, the first party may also be required to pay the dollar value of that decline to the other party.

Portfolios that may enter into swap transactions also may purchase or sell options contracts on swaps, commonly referred to as "swaptions". A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into a swap transaction on agreed-upon terms. If the purchaser exercises the swaption, the seller of a swaption, in exchange for the premium, becomes obligated to enter into the swap transaction on the agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors, and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, currency exchange rates, or in its evaluation of the creditworthiness of swap counter-parties and the issuers of underlying assets, the investment performance of a Portfolio would be less favorable than it would have been if these investment techniques were not used.

CREDIT DEFAULT SWAP TRANSACTIONS. The Roszel/Lord Abbett Bond Debenture Portfolio may enter into credit default swap transactions for hedging purposes to seek to increase total return. When the Portfolio is a buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified debt security or group of debt securities. If a default occurs, the seller of a credit default swap may be required to pay the Portfolio the "notional value" of the credit default swap on the specified debt security or group of debt securities. On the other hand, when the Portfolio is the seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Portfolio may have in connection with its other portfolio investments, it is subject to the credit exposure of the notional amount of the swap since, in the event of a credit default, the Portfolio would be required to pay the "notional value" of the swap to the buyer. The "notional value" of a credit default swap on the specified debt security or group of debt securities is an amount equal to the decrease in value of a single unit of the debt security or group of debt securities times the number of units used to determine the notional (or principal) amount of the security or group of securities in the swap agreement.

In a credit default swap transaction, both the Roszel/Lord Abbett Bond Debenture Portfolio and its counter-party is exposed to the risk of default by the other. In addition, the terms of most credit default swap transactions require little or no initial investment by the seller in relation to the notional amount of the swap and the corresponding risk. Therefore, small changes in the market value of the reference security or group of securities may produce disproportionate and substantial losses for the seller.

SHORT SALES

The Roszel/JPMorgan Multi-Cap Market Neutral Portfolio may sell securities short. Selling a security "short" (i.e., taking a short position in a security) means borrowing the security from a lender and then selling it to third party. An investor, such as the Portfolio, taking a short position in security then attempts to complete or close the transaction at a later date by purchasing the same security in the market and "returning" it to the lender. If the investor closes the transaction by purchasing the security at a price lower than the price for which it is sold the security to the third party, a profit results; however, if the investor closes the transaction by purchasing the security at a price higher than the price for which it sold the security to the third party, the result is a loss.

Short sales of securities involve significant risks. In order to establish a short position in a security, the Portfolio must first borrow the security from a broker or other financial institution. The Portfolio may not always be able to borrow a particular security at a particular time at an acceptable price. Therefore there is a risk that at certain times or as to certain securities the Portfolio will be unable to implement an investment strategy based on short sales due to lack of available securities. Similarly, because the Portfolio can only close out a short position by purchasing the security in the market and returning it to the lender, the Portfolio may not be able to close short positions at a particular time if it cannot purchase the security at that time at an acceptable price. This risk is compounded by the fact that the lender may demand the immediate return of the security and therefore prematurely force the Portfolio to close the position. Further, if other short sellers of a particular security want to close out their positions at the same time as the Portfolio wants to close out its position, demand for that security may exceed supply for some period of time. This is called a "short squeeze" and it increases the likelihood that the Portfolio will need to replace the borrowed security at an unfavorable price. In the event that the Portfolio must close out a short position at a time when it is unable to purchase the security in the market at a reasonable price or borrow the security from another lender, it must pay the lender an amount equal to the cost of purchasing the security on the market.

The Portfolio incurs a loss on a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Portfolio replaces the security because the Portfolio is required to pay more to replace the security than the amount it received when it sold the security to the third party. The potential loss on a short sale is unlimited because the loss increases as the market value of the security increases and there is no limit how much that value may increase.

Short sales involve certain costs. The Portfolio must repay to the lender an amount equal to any dividends or interest that accrue while the loan of a security is outstanding. To borrow the security, the Portfolio also may have to pay a premium. The Portfolio will incur transaction costs when effecting short sales. When maintaining a short position in a security, the Portfolio will segregate other assets (i.e., earmark them in the Trust's custody account in a manner that prevents them being sold or pledged as collateral) in an amount equal on a daily basis to market value of the borrowed security.

Short Sales Against the Box

Some of the Portfolios may sell securities "short against the box." Whereas a short sale is the sale of a security a Portfolio does not own, a short sale is "against the box" if at all times during which the short positions are open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

WEBS AND OTHER INDEX-RELATED SECURITIES

Some of the Portfolios may invest in shares in a particular series issued by Foreign Portfolio, Inc., an investment company whose shares also are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. Some of the Portfolios also may invest in shares in a particular series issued by Country Baskets Index Portfolio, Inc., or another fund the shares of which are the substantial equivalent of WEBS. Some of the Portfolios may invest in Standard & Poor's Depositary Receipts, of "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A Portfolio investing in a SPDR would be entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

                                TRUST MANAGEMENT

TRUSTEES AND OFFICERS

The Board is responsible for overseeing the Trust's affairs including deciding matters of general policy and reviewing certain actions of Roszel Advisors, other Advisers, the custodian, Administrator, and other service providers.

The following table contains certain information about the Trust's trustees and officers, including positions held with the Trust, term of office and length of time served, and principal occupations in the last five years. The table also includes the number of portfolios in the Trust complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Trust's interested trustees and officers and the second table includes information about trustees who are not "interested persons" of the Trust, within the meaning of the 1940 Act ("independent trustees").

Unless otherwise noted, the address of each trustee and officer is 1300 Merrill Lynch Drive, Pennington, NJ 08534.

                        INTERESTED TRUSTEES AND OFFICERS

                                                                                Number of
                                                                              Portfolios in
                     Position(s)   Term of Office   Principal Occupation(s)   Trust Complex
Name, Address and     Held with     and Length of           During             Overseen by    Other Directorships
     (Age)            the Trust     Time Served          Past 5 years            Trustee        Held by Trustee
-----------------   ------------   --------------   -----------------------   -------------   -------------------
Deborah J. Adler    President       Indefinite        January 6, 2006 to           N/A               N/A
(44)                                term since        Present, President
                                    March 2006        and Chief Executive
                                                      Officer

                    Senior Vice     September 7,      February 2005 -
                    President       2005 to           January 6, 2006,
                                    March 2006        First Vice President,
                                                      Chief Actuary and
                                                      Director of Product
                                                      Development,
                                                      Actuarial & Funds
                                                      Management, Merrill
                                                      Lynch Insurance Group,
                                                      Inc.

                    Trustee         May 2003 to       April 2003 - January
                                    September 2005    2005, Senior Vice
                                                      President, Chief
                                                      Actuary and Director
                                                      of Product Development,
                                                      Actuarial & Funds
                                                      Management, Merrill
                                                      Lynch Insurance Group,
                                                      Inc.

                                                      September 2000 - March
                                                      2003, Vice President
                                                      and Chief Actuary,
                                                      Merrill Lynch Insurance
                                                      Group, Inc.

                                                      1994 - 2000, Vice
                                                      President and Financial
                                                      Actuary, Merrill Lynch
                                                      Insurance Group,  Inc.








Deborah J. Adler is deemed an "interested person" by virtue of her position as an officer of Merrill Lynch & Co., Inc.

                                                                               Number of
                                                                             Portfolios in
                    Position(s)   Term of Office   Principal Occupation(s)   Trust Complex
Name, Address and    Held with    and Length of            During             Overseen by    Other Directorships
     (Age)           the Trust     Time Served          Past 5 years            Trustee        Held by Trustee
-----------------   -----------   --------------   -----------------------   -------------   -------------------
J. David Meglen     Vice-         Indefinite       April 2002 - Present,         N/A                 N/A
(42)                President     term since       Vice President and
                                  June 5, 2002     Chief Operating
                                                   Officer, Roszel
                                                   Advisors, LLC

                                                   April 2001 - April
                                                   2002, Director,
                                                   Offshore Mutual Funds
                                                   Marketing, Merrill
                                                   Lynch Investment
                                                   Managers, L.P.

                                                   January 2000 - March
                                                   2001, Director, New
                                                   Business Development,
                                                   Defined and Managed
                                                   Funds, Merrill Lynch &
                                                   Co., Inc.

Jerome J. Davies    Treasurer     Indefinite       May 2002 - Present,           N/A                 N/A
(35)                and Chief     term since       Vice President, Merrill
                    Financial     November 13,     Lynch Insurance Group,
                    Officer       2002             Inc. and Treasurer,
                                                   Roszel Advisors, LLC

                                                   July 1995 - October
                                                   2001, Vice President,
                                                   Funds Management, Bear,
                                                   Stearns & Co. Inc.

Barry Skolnick      CCO and       Indefinite       1990 - Present, General       N/A                 N/A
(54)                Secretary     term since       Counsel to Merrill
                    Inc.          June 21, 2005    Lynch Insurance Group,

Frances C.Grabish   Assistant     Indefinite       1999 - Present, Vice          N/A                 N/A
(37)                Secretary     term since       President and Senior
                                  June 5, 2002     Counsel, Merrill Lynch
                                                   Insurance Group, Inc.

                              INDEPENDENT TRUSTEES

                                                                               Number of
                                                                             Portfolios in
                    Position(s)   Term of Office   Principal Occupation(s)   Trust Complex
Name, Address and    Held with     and Length of             During            Overseen by   Other Directorships
      (Age)           the Trust     Time Served           Past 5 years          Trustee        Held by Trustee
------------------  ------------  ---------------  ------------------------  --------------  -------------------
Robert M. Bordeman  Trustee       Indefinite term  1995 - Present, Chief           24               None
(49)                              since June 5,    Executive Officer,
                                  2002             Safeway Insurance Group

Lisa Wilhelm Haag   Trustee       Indefinite term  2001 - Present,  Vice           24               None
(47)                              since September  President, Trustmark
                                  7, 2005          Insurance

                                                   1995-2000, Senior Vice
                                                   President, Banc One
                                                   Capital Markets
                                                   (currently J.P. Morgan
                                                   Securities)

Kevin J. Tierney    Trustee       Indefinite term  1999 - Present, Kevin J.        24        2004 - Present,
(54)                              since June 5,    Tierney, Attorney at Law                  Vesta Insurance
                                  2002                                                        Group, Inc.

                    Chairman of   Indefinite term
                    the Board     since March
                                  2006

The Trust pays independent trustees a fee plus out-of-pocket expenses for their service as trustees.

The independent trustees are members of the Trust's Audit Committee. The Audit Committee acts as a liaison between the Trust's independent registered public accounting firm and the full board of trustees. It oversees the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers. It also oversees the independent audit of the Trust's financial statements and the quality and objectivity of those financial statements. The Audit Committee meets quarterly and as the Committee determines is necessary or appropriate. During the fiscal year ended December 31, 2005, the Audit Committee held five meetings.

The independent trustees are members of the Trust's Nominating and Governance Committee. The Nominating and Governance Committee nominates candidates for independent trustee membership on the Board and is also responsible for the corporate governance matters bearing on the Trust's operations. Generally, the Nominating and Governance Committee does not consider nominees recommended by shareholders or contract owners. The Nominating and Governance Committee evaluates candidates' qualifications for Board membership and their independence from Roszel Advisors and its affiliates and Sub-Advisers and other principal service providers. The Nominating and Governance Committee also considers candidates' relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with Roszel Advisors and its affiliates and Sub-Advisers or the other principal service providers) and periodically reviews the continued independence of the current independent trustees. The Nominating and Governance Committee periodically reviews independent trustee compensation and recommends any appropriate changes to the full Board. The Nominating and Governance Committee meets quarterly and holds special meetings as it determines necessary or appropriate. During the fiscal year ended December 31, 2005, the Nominating and Governance Committee held four meetings.

TRUSTEES' EQUITY OWNERSHIP

The following chart contains information relating to equity securities in the Trust and in the Trust's "family of investment companies" beneficially owned by the trustees as of December 31, 2005. The Trust's family of investment companies includes other registered investment companies that: (1) share the same investment adviser or principal underwriter as the Trust; and (2) hold themselves out to investors as related companies for purposes of investment and investor services.


                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                        SECURITIES IN ALL REGISTERED
                        DOLLAR RANGE OF EQUITY        INVESTMENT COMPANIES OVERSEEN BY
                     SECURITIES IN PORTFOLIO(s) OF   THE TRUSTEE IN FAMILY OF INVESTMENT
 NAME OF TRUSTEE              THE TRUST                          COMPANIES
------------------   -----------------------------   -----------------------------------
Robert M. Bordeman               None                               None

Lisa W. Haag                     None                               None

Kevin J. Tierney                 None                               None

TRUSTEE INTEREST IN AFFILIATED PERSONS

Prior to becoming a trustee, Lisa Wilhelm Haag was the beneficial owner of 2640 shares of common stock of JPMorgan Chase & Co., valued at approximately $100,320 as of the end of 2004. JPMorgan Chase & Co. is the parent company of one of the Sub-Advisers and of the Administrator. Ms. Haag sold this stock prior to becoming a trustee and no longer holds any interest in JPMorgan Chase & Co.

TRUST COMPENSATION

The following table shows aggregate compensation paid to each trustee from the Trust and the Trust complex for the fiscal year ended December 31, 2005. The Trust's officers receive no compensation from the Trust.

                                                      COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------------
                               Aggregate         Pension or Retirement                                  Total Compensation From
                              Compensation    Benefits Accrued As Part of   Estimated Annual Benefits   Trust and Trust Complex
 Name of Person, Position    From the Trust         Trust Expenses               Upon Retirement            Paid to Trustees
--------------------------   --------------   ---------------------------   -------------------------   -----------------------
Robert M. Bordeman (1) (2)      $18,000                    -                            -                       $18,000
Trustee

Lisa W. Haag                    $ 6,712                    -                            -                       $ 6,712
Trustee

Kevin J. Tierney (1) (2)        $18,000                    -                            -                       $18,000
Trustee and Chairman of
the Board

The Trust currently pays each independent Trustee the following compensation: an annual retainer of $14,000; a $2,000 fee for each regular Board meeting attended in person or by phone; a $1,000 fee for each special Board meeting attended in person or by phone..

1 Member of the Audit Committee. Mr. Bordeman is the Chairman of the Audit Committee.

2 Member of the Nominating and Governance Committee. Mr. Tierney is the Chairman of the Nominating and Governance Committee.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies to each Sub-Adviser with respect to the Portfolio it advises. The proxy voting policies and procedures of each Sub-Adviser are summarized in Appendix 2. The chart attempts to address those issues on which a majority of the Sub-Advisers have a position. The short narratives provide background information on the Sub-Advisers' policies and provide a specific focus on the manner in which conflicts of interest are addressed. The bullet points address issues that were not included in the chart. The summaries in the chart, narratives, and bullet points attempt to address a majority of the issues on which each Sub-Adviser has a policy, but do not include each and every policy of the Sub-Advisers. In addition, the Sub-Advisers vote many of the proxies on a case-by-case basis. When a case-by-case basis is used, many of the Sub-Advisers have, as part of their policies, factors that are specifically considered. These factors have not been included in the chart, narratives, or bullet points attached as Appendix 2. ALL OF THE GUIDELINES INCLUDED IN THE CHART AND SUMMARIES ARE GENERALITIES. EACH SUB-ADVISER REFERENCED GENERALLY VOTES IN THE MANNER INDICATED. HOWEVER, AS ALL SUB-ADVISERS ARE REQUIRED TO VOTE IN THE BEST INTEREST OF THEIR CLIENTS, A SUB-ADVISER MAY DEVIATE FROM ITS STATED POLICIES IF IT BELIEVES THAT SUCH DEVIATION IS IN THE CLIENT'S BEST INTEREST.

As required by applicable rules, the Trust will keep a record of all proxies voted. If a contract owner whose contract assets are invested in one of the Portfolios wishes to obtain information regarding how proxies received by a particular Portfolio were voted during the most recent 12-month period ending on June 30 of each year, please call the Trust during business hours. A contract owner may also view this information on the SEC's website at www.sec.gov under the name of the Trust. For a more detailed discussion of the proxy voting policies and procedures of each of the Sub-Advisers, please see Appendix 2 to this SAI.

                                 CONTROL PERSONS

Any person owning more than 25% of each Portfolio's shares may be considered a "controlling person" of that Portfolio, within the meaning of the 1940 Act. As of the date of this SAI, certain separate accounts supporting variable contracts issued by MLLIC are the only controlling shareholders of the Portfolios because each holds in excess of 25% of a Portfolio's outstanding shares. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Portfolio shareholders. However, MLLIC and MLLICNY each generally votes the relevant shares in accordance with the timely instructions received from owners of variable contracts having contract values allocated to the relevant separate accounts. As of April 15, 2006, the Trust's officers and trustees, as a group, beneficially owned as contract owners less than a 1% interest in any Portfolio.

As of April 15, 2006, the following contract owners owned contracts that individually or in the aggregate had a total interest in the Portfolio of 5% or more:

                                                                              PERCENT OF
                                                                              OUTSTANDING
PORTFOLIO                                       NAME OF CONTRACT OWNER          SHARES
---------------------------------------------   ---------------------------   -----------
Roszel/Fayez Sarofim Large Cap Core Portfolio   Betty J. Lesuer                  5.19%
                                                Jacksonville, FL 32246-6484

Roszel/Fayez Sarofim Large Cap Core Portfolio   John E. McCormack                5.55%
                                                Lake George, NY 12845-3402

Roszel/Fayez Sarofim Large Cap Core Portfolio   Constantine J. Falliers          6.65%
                                                Englewood, CO 80113-5009

Roszel/Fayez Sarofim Large Cap Core Portfolio   David Jon Morris                 7.26%
                                                Ooltewah, TN 37363-6511

Roszel/AllianceBernstein Large Cap Core         Marcel Dekker                    5.68%
Portfolio                                       Greenwich, CT 06830-3508

Roszel/AllianceBernstein Large Cap Core         Nancy Harris                     8.19%
Portfolio                                       Jacksonville, FL 32246-6484

Roszel/AllianceBernstein Large Cap Core         Paul Jack Mollendick             6.32%
Portfolio                                       Davidson, NC  28036

Roszel/BKF Large Cap Value Portfolio            Stan A. Rabineau                 7.25%
                                                Jacksonville, FL 32246-6484

Roszel/Rittenhouse Large Cap Growth Portfolio   Braasch Children                 5.21%
                                                Northfield, IL  60093-3245

Roszel/MLIM Relative Value Portfolio            W. Neil Padgett                 15.74%
                                                Jacksonville, FL 32246-6484

Roszel/Loomis Large Cap Growth Portfolio        John W. Armstrong                5.60%
                                                Jacksonville, FL 32246-6484

Roszel/Loomis Large Cap Growth Portfolio        John R. Johnson                 10.11%
                                                Jacksonville, FL 32246-6484

Roszel Loomis Large Cap Growth Portfolio        Charles J. Fagn                  5.63%
                                                Jacksonville, FL 32246-6484

Roszel Loomis Large Cap Growth Portfolio        Frederick W. Mitchell            6.64%
                                                Clemmons, NC  27012

Roszel Loomis Large Cap Growth Portfolio        Martha S. Summerour              8.72%
                                                Marietta, GA 30068-2449

Roszel/NWQ Small Cap Value Portfolio            Gregory Laham                    6.37%
                                                Westwood, MA  02090

Roszel/Franklin Mid Cap Growth Portfolio        Robert R. Thompson               8.07%
                                                Jupiter, FL 33469-1444

Roszel/Kayne Anderson Rudnick Small-Mid Cap     Robert R. Thompson               6.59%
Value Portfolio                                 Jupiter, FL 33469-1444

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL INFORMATION

Pursuant to Management Agreements with the Trust, Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As the investment manager, subject at all times to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining Sub-Advisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. As part of those responsibilities and duties, Roszel Advisors or a Sub-Adviser determines what investments should be purchased and sold, and places orders for all such purchases and sales, on behalf of the Portfolios.

Roszel Advisors is a registered investment adviser and a wholly owned subsidiary of the Merrill Lynch Insurance Group, Inc. Its principal business address is 1300 Merrill Lynch Drive, Pennington, NJ 08534.

Each Sub-Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectuses and SAI, as from time to time in effect. In connection with these responsibilities and duties, each Sub-Adviser is responsible for providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets. Each Sub-Adviser also is responsible for furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that its Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request. Each Sub-Adviser, on its own initiative apprises the Trust of important developments materially affecting its Portfolio and furnishes the Trust from time to time such information as it may believe appropriate for this purpose. Each Sub-Adviser also has responsibility for implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies.

EXPENSES

Generally, the Portfolios directly assume their expenses and a pro-rata portion of the expenses borne by the Trust, including the fees payable to Roszel Advisors, which are accrued daily. Expenses that the Portfolios bear directly include redemption expenses, any portfolio transaction expenses that do not reduce the cost basis of a security, shareholding servicing costs, expenses of registering the Trust's shares under federal securities laws, interest, certain taxes, charges of the Custodian, Administrator and Transfer Agent and other expenses attributable to a particular Portfolio. Trust expenses that are allocated to a Portfolio on the basis of relative size of the respective Portfolios include trustees fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing and mailing proxy materials, SEC fees, accounting costs (including the daily calculation of net asset value), and other expenses that the Board determines to be properly allocable on the basis of size of the respective Portfolios. Depending upon the nature of a shareholder meeting or a lawsuit or certain other expenses, these costs may be directly applicable to one of more of the Portfolios or allocated on the basis of the size of the respective Portfolios.

MANAGEMENT FEES

The table below shows the annual management fee rate and total dollar amount of advisory fees before management fee waivers and expense reimbursements payable to Roszel Advisors by each Portfolio for the years ended December 31, 2003, December 31, 2004 and December 31, 2005.

                                                               ANNUAL RATE
                                                                (as % of
                                                              average daily   YEAR ENDED   YEAR ENDED  YEAR ENDED
                            PORTFOLIO                          net assets)     12/31/03     12/31/04    12/31/05
------------------------------------------------------------  -------------   -----------  ----------  ----------
Roszel/Lord Abbett Large Cap Value Portfolio                           0.80%  $    66,722  $   97,044  $   85,603
Roszel/BKF Large Cap Value Portfolio                                   0.80%  $    22,967  $   23,843  $   24,576
Roszel/MLIM Relative Value Portfolio                                   0.80%  $    88,600  $  126,552  $  111.986
Roszel/Lord Abbett Affiliated Portfolio                                0.80%  $    94,666  $  265,344  $  303,451
Roszel/Fayez Sarofim Large Cap Core Portfolio(1)                       0.80%  $     6,451  $    7,544  $   13,278
Roszel/AllianceBernstein Large Cap Core Portfolio(2)                   0.80%  $    17,380  $   20,097  $   17,542
Roszel/Loomis Sayles Large Cap Growth Portfolio(3)                     0.80%  $     9,018  $   11,343  $   10,328
Roszel/Rittenhouse Large Cap Growth Portfolio                          0.80%  $    73,196  $   89,427  $   76,382
Roszel/Marsico Large Cap Growth Portfolio(4)                           0.80%  $    24,046  $   33,910  $   31,952
Roszel/Allianz CCM Capital Appreciation Portfolio                      0.80%  $   271,448  $1,404,025  $1,410,972
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio(5)         0.80%  $    31,767  $   36,269  $   27,515
Roszel/Lord Abbett Mid Cap Value Portfolio                             0.85%  $ 1,066,154  $1,166,936  $1,388,193
Roszel/Franklin Mid Cap Growth Portfolio(6)                            0.80%  $    23,385  $   29,283  $   23,007
Roszel/Seligman Mid Cap Growth Portfolio                               0.85%  $   176,945  $  370,812  $  470,953
Roszel/NWQ Small Cap Value Portfolio                                   0.85%  $    31,431  $   47,987  $   50,897
Roszel/Allianz NFJ Small Cap Value Portfolio(7)                        0.85%  $   424,531  $  571,808  $  908.875
Roszel/ Delaware Small-Mid Cap Growth Portfolio                        0.85%  $    15,724  $   25,129  $   29,440
Roszel/JPMorgan Small Cap Growth Portfolio                             0.95%  $   519,177  $  677,329  $  735,701
Roszel/Delaware Trend Portfolio                                        0.85%  $   177,849  $  631,670  $  460,491
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio*                    1.50%          N/A         N/A         N/A
Roszel/Lazard International Portfolio                                  0.85%  $    18,888  $   40,043  $   41,818
Roszel/William Blair International Portfolio(8)                        0.85%  $    26,095  $   26,039  $   27,088
Roszel/Lord Abbett Government Securities Portfolio                     0.65%  $    73,400  $   76,761  $   64,306
Roszel/MLIM Fixed-Income Portfolio(9)                                  0.65%  $   105,068  $  111,521  $   94,024
Roszel/Lord Abbett Bond Debenture Portfolio                            0.80%  $    50,658  $  119,199  $  117,539

-----------
* The Roszel/JPMorgan Multi-Cap Market Neutral Portfolio will become available on or about June 30, 2006.

The Trust and Roszel Advisors have entered into an expense limitation agreement whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets. Pursuant to the expense limitation agreement, Roszel Advisors retains the right to be repaid amounts reimbursed during prior fiscal periods provided the Portfolios attain sufficient assets and such payment is approved by the Board. The expense limitation is effected by waivers by Roszel Advisors of its advisory fees and reimbursements of expenses

------------
1 Effective October 1, 2004, the name changed from the Roszel/Sound Large Cap Core Portfolio to the Roszel/Fayez Sarofim Large Cap Core Portfolio.

2 Effective July 1, 2005, the name changed from the Roszel/INVESCO-NAM Large Cap Core Portfolio to the Roszel/AllianceBernstein Large Cap Core Portfolio.

3 Effective July 1, 2005, the name changed from the Roszel/Nicholas-Applegate Large Cap Growth Portfolio to the Roszel/Loomis Sayles Large Cap Growth Portfolio.

4 Effective July 1, 2005, the name changed from the Roszel/Seneca Large Cap Growth Portfolio to the Roszel/Marsico Large Cap Growth Portfolio.

5 Effective May 1, 2005, the name changed from the Roszel/Valenzuela Mid Cap Value Portfolio to the Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio.

6 Effective May 1, 2005, the name changed from the Roszel/Seneca Mid Cap Growth Portfolio to the Roszel/Franklin Mid Cap Growth Portfolio.

7 Effective May 1, 2005, the name changed from the Roszel/PIMCO Small Cap Value Portfolio to the Roszel/Allianz NFJ Small Cap Value Portfolio.

8 Effective November 1, 2004, the name changed from the Roszel/Credit Suisse International Portfolio to the Roszel/William Blair International Portfolio.

9 Effective May 1, 2004, the Portfolio's management fee rate changed from 0.70% to 0.65%.

exceeding the advisory fee for the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005. Each Portfolio's total expenses as a percentage of daily net assets before expense limitation, the expense limitation levels as a percentage of daily net assets, and total dollar amount of advisory fee waivers and expense reimbursements are set forth in the tables below.

                                                                TOTAL           EXPENSE
                                                             EXPENSES FOR        LIMIT       TOTAL WAIVERS/
                                                               THE YEAR       FOR THE YEAR   REIMBURSEMENTS
                                                                ENDED            ENDED        FOR THE YEAR
                      PORTFOLIO                                12/31/05         12/31/05     ENDED 12/31/05
-----------------------------------------------------------  ------------     ------------   --------------
Roszel/Lord Abbett Large Cap Value Portfolio                         1.55%            1.10%      48,616
Roszel/BKF Large Cap Value Portfolio                                 2.60%            1.10%      46,168
Roszel/MLIM Relative Value Portfolio                                 1.42%            1.10%      44,536
Roszel/Lord Abbett Affiliated Portfolio                              1.20%            1.10%      40,231
Roszel/Fayez Sarofim Large Cap Core Portfolio                        3.53%            1.10%      40,359
Roszel/AllianceBernstein Large Cap Core Portfolio                    3.00%            1.10%      41,604
Roszel/Loomis Sayles Large Cap Growth Portfolio                      3.96%            1.10%      36,970
Roszel/Rittenhouse Large Cap Growth Portfolio                        1.58%            1.10%      45,582
Roszel/Marsico Large Cap Growth Portfolio                            2.10%            1.10%      39,930
Roszel/Allianz CCM Capital Appreciation Portfolio                    1.07%            1.10%           0
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio          2.27%            1.10%      40,331

Roszel/Lord Abbett Mid Cap Value Portfolio                           1.15%            1.15%           0
Roszel/Franklin Mid Cap Growth Portfolio                             2.55%            1.10%      41,616
Roszel/Seligman Mid Cap Growth Portfolio                             1.19%            1.15%      24,059
Roszel/NWQ Small Cap Value Portfolio                                 1.81%            1.15%      39,416
Roszel/Allianz NFJ Small Cap Value Portfolio                         1.15%            1.15%           0
Roszel/Delaware Small-Mid Cap Growth Portfolio                       2.37%            1.15%      42,151
Roszel/JPMorgan Small Cap Growth Portfolio                           1.26%            1.25%      11,555
Roszel/Delaware Trend Portfolio                                      1.20%            1.15%      26,088
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio                    N/A              N/A          N/A
Roszel/Lazard International Portfolio                                2.00%            1.15%      41,944
Roszel/William Blair International Portfolio                         2.51%            1.15%      43,246
Roszel/Lord Abbett Government Securities Portfolio                   1.55%            0.95%      59,508
Roszel/MLIM Fixed-Income Portfolio(1)                                1.27%            0.95%      46,151
Roszel/Lord Abbett Bond Debenture Portfolio                          1.39%            1.10%      42,953

------------
(1) Effective May 1, 2004, the Portfolio's expense limit changed from 1.00% to 0.95%.

                                                                TOTAL         EXPENSE
                                                             EXPENSES FOR      LIMIT       TOTAL WAIVERS/
                                                               THE YEAR     FOR THE YEAR   REIMBURSEMENTS
                                                                ENDED          ENDED        FOR THE YEAR
                      PORTFOLIO                                12/31/04       12/31/04     ENDED 12/31/04
-----------------------------------------------------------  ------------   ------------   --------------
Roszel/Lord Abbett Large Cap Value Portfolio                         1.49%          1.10%  $       46,800
Roszel/BKF Large Cap Value Portfolio                                 3.01%          1.10%  $       56,863
Roszel/MLIM Relative Value Portfolio                                 1.38%          1.10%  $       44,654
Roszel/Lord Abbett Affiliated Portfolio                              1.26%          1.10%  $       54,408
Roszel/Fayez Sarofim Large Cap Core Portfolio                        6.36%          1.10%  $       49,604
Roszel/AllianceBernstein Large Cap Core Portfolio                    3.09%          1.10%  $       50,050
Roszel/Loomis Large Cap Growth Portfolio                             4.53%          1.10%  $       48,662
Roszel/Rittenhouse Large Cap Growth Portfolio                        1.52%          1.10%  $       47,218
Roszel/Marsico Large Cap Growth Portfolio                            2.27%          1.10%  $       49,578
Roszel/Allianz CCM Capital Appreciation Portfolio                    1.10%          1.10%  $            0
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio          2.16%          1.10%  $       47,877
Roszel/Lord Abbett Mid Cap Value Portfolio                           1.15%          1.15%  $            0
Roszel/Franklin Mid Cap Growth Portfolio                             2.52%          1.10%  $       52,033
Roszel/Seligman Mid Cap Growth Portfolio                             1.24%          1.15%  $       40,373
Roszel/NWQ Small Cap Value Portfolio                                 1.99%          1.15%  $       47,317
Roszel/Allianz NFJ Small Cap Value Portfolio                         1.17%          1.15%  $       15,713
Roszel/Delaware Small-Mid Cap Growth Portfolio                       2.84%          1.15%  $       49,912
Roszel/JPMorgan Small Cap Growth Portfolio                           1.29%          1.25%  $       25,120
Roszel/Delaware Trend Portfolio                                      1.20%          1.15%  $       34,073
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio                    N/A            N/A              N/A
Roszel/Lazard International Portfolio                                2.20%          1.15%  $       49,717
Roszel/William Blair International Portfolio                         2.83%          1.15%  $       51,589
Roszel/Lord Abbett Government Securities Portfolio                   1.42%          0.95%  $       55,184
Roszel/MLIM Fixed-Income Portfolio(1)                                1.22%          0.97%  $       41,790
Roszel/Lord Abbett Bond Debenture Portfolio                          1.47%          1.10%  $       55,305

-------------
(1) Effective May 1, 2004, the Portfolio's expense limit changed from 1.00% to 0.95%.

                                                                TOTAL         EXPENSE
                                                             EXPENSES FOR      LIMIT       TOTAL WAIVERS/
                                                              THE YEAR      FOR THE YEAR   REIMBURSEMENTS
                                                                ENDED          ENDED        FOR THE YEAR
                     PORTFOLIO                                 12/31/03       12/31/03     ENDED 12/31/03
-----------------------------------------------------------  ------------   ------------   --------------
Roszel/Lord Abbett Large Cap Value Portfolio                         1.92%          1.10%  $       68,493
Roszel/BKF Large Cap Value Portfolio                                 3.34%          1.10%  $       64,445
Roszel/MLIM Relative Value Portfolio                                 1.64%          1.10%  $       60,347
Roszel/Lord Abbett Affiliated Portfolio                              1.61%          1.10%  $       60,517
Roszel/Sound Large Cap Core Portfolio                                9.10%          1.10%  $       64,567
Roszel/AllianceBernstein Large Cap Core Portfolio                    3.90%          1.10%  $       60,963
Roszel/Loomis Large Cap Growth Portfolio                             6.57%          1.10%  $       61,703
Roszel/Rittenhouse Large Cap Growth Portfolio                        1.74%          1.10%  $       58,695
Roszel/Marsico Large Cap Growth Portfolio                            3.07%          1.10%  $       59,141
Roszel/ Allianz CCM Capital Appreciation Portfolio                   1.21%          1.10%  $       38,851
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio          2.62%          1.10%  $       60,407
Roszel/Lord Abbett Mid Cap Value Portfolio                           1.21%          1.15%  $       72,855
Roszel/Franklin Mid Cap Growth Portfolio                             3.20%          1.10%  $       61,361
Roszel/Seligman Mid Cap Growth Portfolio                             1.43%          1.15%  $       57,848
Roszel/NWQ Small Cap Value Portfolio                                 2.73%          1.15%  $       58,487
Roszel/Allianz NFJ Small Cap Value Portfolio                         1.34%          1.15%  $       95,500
Roszel/Delaware Small-Mid Cap Growth Portfolio                       4.69%          1.16%  $       64,350
Roszel/JPMorgan Small Cap Growth Portfolio                           1.39%          1.25%  $       78,029
Roszel/Delaware Trend Portfolio                                      1.36%          1.15%  $       43,329
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio                    N/A            N/A              N/A
Roszel/Lazard International Portfolio                                3.96%          1.15%  $       62,464
Roszel/Credit Suisse International Portfolio                         3.17%          1.15%  $       62,052
Roszel/Lord Abbett Government Securities Portfolio                   1.56%          0.95%  $       68,844
Roszel/MLIM Fixed-Income Portfolio                                   1.43%          0.95%  $       64,472
Roszel/Lord Abbett Bond Debenture Portfolio                          2.15%          1.10%  $       66,604

SUB-ADVISERS

The Sub-Advisers are identified below. From time to time, Roszel Advisors may change a Portfolio's Sub-Adviser.

SUB-ADVISER                      OWNERSHIP AND ADDRESS
-----------------------------    -------------------------------------------------------------------------
AllianceBernstein , L.P.         AllianceBernstein , L.P. had approximately $579 billion in assets under management as of December 31, 2005.  Its principal business address is
                                 1345 Avenue of the Americas, New York, NY 10105.

BKF Asset Management, Inc.       Effective January 6, 2006, John A. Levin & Co., Inc. changed its name to
                                 BKF Asset Management, Inc..  BKF Asset Management, Inc. was established in 1996, and is wholly-owned by BKF Management Co., Inc., a wholly-owned subsidiary of BKF Capital Group, Inc.  BKF Asset Management, Inc. had
                                 approximately $5 billion in assets under management as of December 31,
                                 2005.  Its principal business address is One Rockefeller Plaza, New York,
                                 NY 10020.

Cadence Capital Management       Cadence Capital Management LLC, located at 265 Franklin Street, 11th
LLC                              Floor, Boston, MA, provides advisory services to mutual funds and institutional accounts.  Cadence Capital Management Corporation, the predecessor investment adviser to Cadence Capital Management LLC, commenced operations in 1988.  Accounts managed by Cadence Capital
                                 Management LLC had combined assets as of December 31, 2005, of approximately $7 billion.

Delaware Management              Delaware Management Company, a series of Delaware Management Business
Company                          Trust, is an indirect, wholly owned subsidiary of Delaware Management
                                 Holdings, Inc.  Delaware Management Company and its affiliates had approximately $117 billion in assets under management as of December 31,
                                 2005. Its principal business address is 2005 Market Street, Philadelphia,
                                 PA 19103-7094.

Fayez Sarofim & Co.              Fayez Sarofim & Co. is an independent entity that had approximately $38 billion in assets under management as of December 31, 2005. Its principal business address is Two Houston Center, Suite 2907, Houston,
                                 TX 77010.

Franklin                         Franklin Portfolio Advisors (FPA), is a division of Franklin Templeton
Portfolio Advisors               Portfolio Advisors, Inc. (FTPA), a California corporation founded in
                                 1979. FTPA is a subsidiary of Franklin Resources, Inc. (FRI), a global investment management organization founded in 1947 and operating as Franklin Templeton Investments. As of December 31,
                                 2005, FPA had $4 billion in assets under management, FTPA had $6 billion and Franklin Templeton Investments and its affiliated including FTPA had $465 billion in assets under management. Its principal business address is One Franklin Parkway, San Mateo,
                                 California 94403.

JPMorgan Investment              JPMorgan Investment Management Inc. ("JPMorgan"), an indirect
Management Inc.                  wholly-owned subsidiary of J.P. Morgan Chase and Co., is a publicly-traded bank holding company.  As of December 31, 2005, JPMorgan and its affiliates had approximately $847 ___ billion in assets under management.  Its principal business address is 522 Fifth Avenue, New
                                 York, NY 10036.

J.& W. Seligman & Co.            J. & W. Seligman & Co. Incorporated founded in 1864, had assets of
Incorporated                     approximately $19 billion under management as of December 31, 2005. Its principal office is located at 100 Park Avenue, New York, NY 10017.

Kayne Anderson Rudnick           Kayne Anderson Rudnick Investment Management, LLC, Kayne Anderson Rudnick
Investment Management, LLC       Investment Management, LLC, established in 1984, is majority-owned by
                                 Phoenix Investment Partners. Kayne Anderson Rudnick Investment
                                 Management, LLC had approximately $9 billion in assets under management as of December 31, 2005. Its principal business address is 1800
                                 Avenue of the Stars, Second Floor, Los Angeles, CA 90067.

Lazard Asset Management LLC      Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, had approximately $78 billion in assets under management as of December 31,
                                 2005. Its principal business address is 30 Rockefeller Plaza, 57th Floor,
                                 New York, NY 10112.

Loomis, Sayles & Company,        Loomis, Sayles & Company, L.P. is a wholly owned subsidiary of IXIS Asset
L.P.                             Management US Group, L.P.  As of December 31, 2005, Loomis Sayles had
                                 approximately $75 billion in assets under management.  Its principal business address is One Financial Center Boston, MA 02111.

Lord, Abbett & Co. LLC           Lord, Abbett & Co. LLC had approximately $101 billion in assets under management as of December 31, 2005. Its principal business address is 90
                                 Hudson Street, Jersey City, NJ 07302.

Marsico Capital Management,      Marsico Capital Management, LLC is an indirect wholly owned subsidiary of
LLC                              Bank of America Corporation. As of December 31, 2005, Marsico had
                                 approximately $63 billion in assets under management. Its principal business address is 1200 17th Street, Suite 1600, Denver, CO 80202.

Merrill Lynch Investment         Merrill Lynch Investment Managers, L.P. is an indirect subsidiary of
Managers, L.P.                   Merrill Lynch & Co., Inc.  Merrill Lynch Investment Managers, L.P. and
                                 its advisory affiliates had approximately $538 billion in assets under management as of December 31, 2005. Its principal business address is 800 Scudders Mill Road, 2D, Plainsboro, NJ 08536.

NFJ Investment Group L.P.        NFJ Investment Group L.P., located at 2100 Ross Avenue, Suite 1840,
                                 Dallas, TX 75201, provides advisory services to mutual funds and institutional accounts.  NFJ Investment Group, Inc., the predecessor investment adviser to NFJ Investment Group L.P., commenced operations in
                                 1989. Accounts managed by NFJ Investment Group L.P. had assets as of
                                 December 31, 2005, of approximately $20 billion.

NWQ Investment Management        NWQ Investment Management Company, LLC ("NWQ") is a wholly owned
Company, LLC                     subsidiary of Nuveen Investments, Inc. NWQ had approximately $46 billion in assets under management as of December 31, 2005. NWQ's principal business address is 2049 Century Park East, 16th Floor, Los
                                 Angeles, CA 90067.

Rittenhouse Asset Management,    Rittenhouse Asset Management, Inc. ("Rittenhouse") had approximately $6
Inc.                             billion in assets under management as of December 31, 2005.  Rittenhouse is a wholly owned subsidiary of Nuveen Investments, Inc.  Its principal business address is Five Radnor Corporate Center, Suite 300, 100
                                 Matsonford Road, Radnor, PA 19087-4599.

William Blair & Company,         William Blair & Company, L.L.C. is an independent investment firm with
L.L.C.                           approximately $34 billion in assets under management as of December 31,
                                 2005. Its principal business address is 222 West Adams Street, Chicago,
                                 IL  60606.

SUB-ADVISORY AGREEMENTS

The Board, including a majority of the independent trustees, approved the Sub-Advisory Agreements for the Portfolios with their respective Sub-Advisers, as indicated below.

PORTFOLIO                                 SUB-ADVISER                               DATE
-------------------------------------     -------------------------------------     -------------
Roszel/Lord Abbett Large Cap Value        Lord, Abbett & Co. LLC                    March 9, 2006
Portfolio

Roszel/BKF Large Cap Value                BKF Asset Management Company              March 9, 2006
Portfolio

Roszel/MLIM Relative Value                Merrill Lynch Investment Managers,        March 9, 2006
Portfolio                                 L.P.

Roszel/Lord Abbett Affiliated             Lord, Abbett & Co. LLC                    March 9, 2006
Portfolio

Roszel/Fayez Sarofim Large Cap            Fayez Sarofim & Co.                       March 9, 2006
Core Portfolio

Roszel/AllianceBernstein Large Cap        AllianceBernstein L.P.                    March 9, 2006
Core Portfolio

Roszel/Loomis Sayles Large Cap            Loomis, Sayles & Company, L.P.            March 9, 2006
Growth Portfolio

Roszel/Rittenhouse Large Cap              Rittenhouse Asset Management, Inc.        March 9, 2006
Growth Portfolio

Roszel/ Marsico Large Cap Growth          Marsico Capital Management, LLC           March 9, 2006
Portfolio

Roszel/ Allianz CCM Capital               Cadence Capital Management LLC            March 9, 2006
Appreciation Portfolio

Roszel/Kayne Anderson Rudnick Mid         Kayne Anderson Rudnick Investment         March 9, 2006
Cap Value Portfolio                       Management, LLC

Roszel/Lord Abbett Mid Cap Value          Lord, Abbett & Co. LLC                    March 9, 2006
Portfolio

Roszel/Franklin Mid Cap Growth            Franklin Portfolio Advisors               March 9, 2006
Portfolio

Roszel/Seligman Mid Cap Growth            J. & W. Seligman & Co. Incorporated       March 9, 2006
Portfolio

Roszel/NWQ Small Cap Value                NWQ Investment Management                 March 9, 2006
Portfolio                                 Company, LLC

Roszel/Allianz NFJ Small Cap Value        NFJ Investment Group L.P.                 March 9, 2006
Portfolio

Roszel/Delaware Small-Mid Cap             Delaware Management Company               March 9, 2006
Growth Portfolio

Roszel/JPMorgan Small Cap Growth          JPMorgan Investment Management            March 9, 2006
Portfolio                                 Inc.

Roszel/Delaware Trend Portfolio           Delaware Management Company               March 9, 2006

Roszel/JPMorgan Multi-Cap Market          JPMorgan Investment Advisors, Inc.        March 9, 2006
Neutral Portfolio
Roszel/Lazard International Portfolio     Lazard Asset Management LLC               March 9, 2006

Roszel/William Blair International        William Blair & Company L.L.C.            March 9, 2006
Portfolio

Roszel/Lord Abbett Government             Lord, Abbett & Co. LLC                    March 9, 2006
Securities Portfolio

Roszel/MLIM Fixed-Income Portfolio        Merrill Lynch Investment Managers,        March 9, 2006
                                          L.P.

Roszel/Lord Abbett Bond Debenture         Lord, Abbett & Co. LLC                    March 9, 2006
Portfolio

Each Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Portfolio on sixty days written notice to Roszel Advisors and the applicable Sub-Adviser, or by Roszel Advisors, or by a Sub-Adviser, on sixty days written notice to the other. Each Sub-Advisory Agreement automatically terminates in the event of its assignment or in the event of the termination of the Management Agreements between Roszel Advisors and the Trust. Otherwise, each Sub-Advisory Agreement will continue in effect for two years, and thereafter will continue from year to year so long as the continuance is specifically approved at least annually by: (1) the Board, or by the vote of a majority of the outstanding voting securities representing an interest in the Portfolio, and
(2) a majority vote of the Independent Trustees.

SUB-ADVISORY FEES

The table below indicates the annual fee rate (as a percentage of average daily net assets) Roszel Advisors pays each Sub-Adviser under the applicable Sub-Advisory Agreement.

               PORTFOLIO                               SUB-ADVISER                                SUB-ADVISORY FEE
----------------------------------------  --------------------------------------  ------------------------------------------------
Roszel/Lord Abbett Large Cap Value        Lord, Abbett & Co. LLC                  0.35% on the first $200 million,
Portfolio                                                                         0.27% on the second $200 million, and
                                                                                  0.25% on assets in excess of $400 million

Roszel/BKF Large Cap Value Portfolio      BKF Asset Management Company            0.35% on the first $200 million,
                                                                                  0.27% on the second $200 million, and
                                                                                  0.25% on assets in excess of $400 million

Roszel/MLIM Relative Value Portfolio      Merrill Lynch Investment Managers, L.P. 0.35% on the first $200 million,
                                                                                  0.27% on the second $200 million, and
                                                                                  0.25% on assets in excess of $400 million

Roszel/Lord Abbett Affiliated Portfolio   Lord, Abbett & Co. LLC                  0.35% on the first $200 million,
                                                                                  0.27% on the second $200 million, and
                                                                                  0.25% on assets in excess of $400 million

Roszel/Fayez Sarofim Large Cap Core       Fayez Sarofim & Co.                     0.35% on the first $200 million and,
Portfolio                                                                         0.27% on assets in excess of $200 million

Roszel/AllianceBernstein Large Cap Core   AllianceBernstein , L.P.                0.38%
Portfolio

Roszel/Loomis Sayles Large Cap Growth     Loomis, Sayles & Company, L.P.          0.35%
Portfolio

Roszel/Rittenhouse Large Cap Growth       Rittenhouse Asset Management, Inc.      0.35% on the first $200 million,
Portfolio                                                                         0.27% on the second $200 million, and
                                                                                  0.25% on assets in excess of $400 million

Roszel/ Marsico Large Cap Growth          Marsico Capital Management, LLC         0.40%
Portfolio

Roszel/ Allianz CCM Capital Appreciation  Cadence Capital Management LLC          0.35% on the first $200 million,
Portfolio                                                                         0.27% on the second $200 million, and
                                                                                  0.25% on assets in excess of $400 million

Roszel/Kayne Anderson Rudnick Mid Cap     Kayne Anderson Rudnick Investment
                                          Management, LLC                         0.35% on the first $200 million, Value Portfolio
                                                                                  0.27% on the second $200 million, and
                                                                                  0.25% on assets in excess of $400 million

Roszel/Lord Abbett Mid Cap Value          Lord, Abbett & Co. LLC                  0.40% on the first $200 million,
Portfolio                                                                         0.35% on the second $200 million, and
                                                                                  0.30% on assets in excess of $400 million

Roszel/Franklin Mid Cap Growth Portfolio  Franklin Portfolio Advisors             0.35% on the first $200 million,
                                                                                  0.27% on the second $200 million, and
                                                                                  0.25% on assets in excess of $400 million

Roszel/Seligman Mid Cap Growth Portfolio  J. & W. Seligman & Co. Incorporated     0.40% on the first $200 million,
                                                                                  0.35% on the second $200 million, and
                                                                                  0.30% on assets in excess of $400 million

               PORTFOLIO                               SUB-ADVISER                                SUB-ADVISORY FEE
----------------------------------------  --------------------------------------  ------------------------------------------------
PORTFOLIO                                 SUB-ADVISER                             SUB-ADVISORY FEE
Roszel/NWQ Small Cap Value Portfolio      NWQ Investment Management Company, LLC  0.40% on the first $200 million,
                                                                                  0.32% on the second $200 million, and
                                                                                  0.30% on assets in excess of $400 million

Roszel/Allianz NFJ Small Cap Value        NFJ Investment Group L.P.               0.44% on the first $200 million,
Portfolio                                                                         0.35% on the second $200 million, and
                                                                                  0.30% on assets in excess of $400 million

Roszel/Delaware Small-Mid Cap Growth      Delaware Management Company             0.40% on the first $100 million,
Portfolio                                                                         0.35% on the second $100 million, and
                                                                                  0.33% on assets in excess of $200 million

Roszel/JPMorgan Small Cap Growth          JPMorgan Investment Management  Inc.    0.50% on the first $1 billion, and
Portfolio                                                                         0.45% on assets in excess of $1 billion

Roszel/Delaware Trend Portfolio           Delaware Management Company             0.40% on the first $100 million,
                                                                                  0.35% on the second $100 million, and
                                                                                  0.33% on assets in excess of $200 million

Roszel/JPMorgan Multi-Cap Market Neutral  JPMorgan Investment Management Inc.     1.00 %
Portfolio

Roszel/Lazard International Portfolio     Lazard Asset Management LLC             0.45% on the first $200 million,
                                                                                  0.40% on the second $200 million, and
                                                                                  0.35% on assets in excess of $400 million

Roszel/William Blair International        William Blair & Company, L.L.C.         0.40%
Portfolio

Roszel/Lord Abbett Government Securities  Lord, Abbett & Co. LLC                  0.20%
Portfolio

Roszel/MLIM                               Merrill Lynch Investment Managers, L.P. 0.20%(12)

Fixed-Income Portfolio
Roszel/Lord Abbett Bond Debenture         Lord, Abbett & Co. LLC                  0.35% on the first $1 billion,
Portfolio                                                                         0.25% on the next $500 million, and
                                                                                  0.20% on assets in excess of $1.5 billion

The below table reflects the sub-advisory fee paid by Roszel Advisors with respect to each Portfolio for the years ended December 31, 2003, December 31, 2004 and December 31, 2005.

                                                                YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
PORTFOLIO                                                          2003          2004              2005
-----------------------------------------------------------    ------------    ------------    ------------
Roszel/Lord Abbett Large Cap Value Portfolio                     $ 29,215        $ 42,469        $ 37,441
Roszel/BKF Large Cap Value Portfolio                             $ 10,056        $ 10,433        $ 10,748
Roszel/MLIM Relative Value Portfolio                             $ 38,795        $ 55,383        $ 48,978
Roszel/Lord Abbett Affiliated Portfolio                          $ 41,534        $116,125        $132,740
Roszel/Fayez Sarofim Large Cap Core Portfolio                    $  2,824        $  3,300        $  5,809
Roszel/AllianceBernstein Large Cap Core Portfolio                $  7,610        $  8,793        $  7,982
Roszel/Loomis Sayles Large Cap Growth Portfolio                  $  3,948        $  4,963        $  4,518
Roszel/Rittenhouse Large Cap Growth Portfolio                    $ 32,038        $ 39,128        $ 33,412
Roszel/Marsico Large Cap Growth Portfolio                        $ 10,527        $ 14,836        $ 15,015
Roszel/Allianz CCM Capital Appreciation Portfolio                $118,867        $614,448        $617,428
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio      $ 13,911        $ 15,872        $ 12,033
Roszel/Lord Abbett Mid Cap Value Portfolio                       $502,250        $549,423        $653,258
Roszel/Franklin Mid Cap Growth Portfolio                         $ 10,238        $ 12,810        $ 10,068
Roszel/Seligman Mid Cap Growth Portfolio                         $ 83,339        $174,520        $221,670
Roszel/NWQ Small Cap Value Portfolio                             $ 14,814        $ 22,595        $ 21,113
Roszel/Allianz NFJ Small Cap Value Portfolio                     $219,687        $296,277        $470,527
Roszel/Delaware Small-Mid Cap Growth Portfolio                   $  7,526        $ 11,830        $ 13,856
Roszel/JPMorgan Small Cap Growth Portfolio                       $273,500        $356,579        $387,134
Roszel/Delaware Trend Portfolio                                  $ 83,772        $297,332        $216,687
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio                    N/A             N/A             N/A
Roszel/Lazard International Portfolio                            $ 10,010        $ 21,209        $ 22,139
Roszel/William Blair International Portfolio                     $ 12,292        $ 12,254        $ 12,744
Roszel/Lord Abbett Government Securities Portfolio               $ 22,579        $ 23,619        $ 19,786
Roszel/MLIM Fixed-Income Portfolio                               $ 37,518        $ 36,336        $ 28,928
Roszel/Lord Abbett Bond Debenture Portfolio                      $ 22,123        $ 52,163        $ 51,416

ADDITIONAL INFORMATION ABOUT ROSZEL ADVISORS

The managers and principal officers of Roszel Advisors are:

                           POSITION WITH                         POSITION WITH
NAME                      ROSZEL ADVISORS                          THE TRUST
---------------   --------------------------------   --------------------------------------
John Manetta      Manager, President and Chief
                  Investment Officer                 None

J. David Meglen   Vice President and Chief
                  Operating Officer                  Vice President

Jerome Davies     Treasurer                          Treasurer and Chief Financial Officer

Barry Skolnick    Chief Compliance Officer           Secretary and Chief Compliance Officer

Frances Grabish   Secretary                          Assistant Secretary

ADMINISTRATOR

Pursuant to an agreement with the Trust, J.P. Morgan Investor Services Co. ("J.P. Morgan Investor Services") serves as the Trust's Administrator. As the Administrator, J.P. Morgan Investor Services is responsible for providing the general business administration of the Trust and financial accounting services for the Portfolios as well as providing general oversight and coordination of the Trust's other service providers such as those providing audit, custody, transfer agency, and dividend disbursing services.

Specific services provided by J.P. Morgan Investor Services include: (1) oversight and coordination of administrative service providers, (2) general business administration (e.g., reviewing bills and authorizing payment), (3) providing clerical, secretarial, and bookkeeping services, office supplies, office space and related services (including telephone and other utility services), (4) administrative support to Trust officers and other Roszel Advisors employees who provide legal, financial and other services to the Trust,
(5) financial accounting services, (6) facilitating and managing Board meetings,
(7) scheduling, planning and managing shareholders meeting, (8) initial preparation and filing of SEC registration statements for the Trust, and (9) preparing and distributing, or assisting in the preparation and distribution of reports, proxy materials, and other communications with the Trust's shareholders.

Financial accounting services include: (a) daily computation of each Portfolio's net asset value, (b) periodic computation of dividends, (c) periodic preparation of financial statements for each Portfolio, (d) maintenance of required books and records, and (e) preparation and filing of tax returns, annual reports and other government filings. Facilitating and managing Board meetings includes: (a) scheduling and planning agendas, (b) preparing or assisting in the preparation of meeting materials such as performance and expense reports for each Portfolio, and (c) supervision and coordination of the preparation of reports from Advisers.

For providing these services, the Trust pays J.P. Morgan Investor Services a fixed fee for each Portfolio based on its assets measured on July 1 of each year, according to the following schedule:

Up to $2,000,000                        $ 5,000
Above $2,000,000 through $10,000,000    $10,000
Above $10,000,000                       $18,000

plus an asset based charge calculated according to the following schedule.

       0.12 of 1% on the first $1 billion in average daily net assets; plus

       0.10 of 1% on average daily net assets in excess of $1 billion up to $2 billion; plus

       0.075 of 1% of the average daily net assets in excess of $2 billion.

       An annual sum of $165,000 for Fund Regulatory Services.

J.P. Morgan Investor Services is located at 73 Tremont Street, Boston, Massachusetts 02108-3913.

                           PORTFOLIO MANAGEMENT TEAMS

GENERAL DISCLOSURE

This section includes information about each Portfolio's management team ("Portfolio Managers"), including information about other accounts they manage, the dollar range of Portfolio shares they own and how they are compensated. This information has been prepared by each of the Portfolio's Sub-Advisers in response to a questionnaire furnished to them by the Administrator soliciting the information set forth below.

ALLIANCEBERNSTEIN, L.P.

POTENTIAL CONFLICTS OF INTEREST. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading - AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients - AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities - AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

Fixed base salary - This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

Discretionary incentive compensation in the form of an annual cash bonus - AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards") - AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred

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award recipients to allocate up to 50% of their award to investments in
AllianceBernstein's publicly traded equity securities.

Contributions under AllianceBernstein's Profit Sharing/401(k) Plan - The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Catherine Wood managed five other registered investment companies with a total of $6_ billion in assets; 30_ pooled investment vehicles other than registered investment companies with a total of $9 billion in assets; and 52 other accounts with a total of $1 billion in assets. Thomas Conte managed one pooled investment vehicle other than a registered investment company with 219,000_ in assets and 308 other accounts with a total of $697 million in assets. Tom Zottner managed 70 other accounts with a total of $43 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, none of the AllianceBernstein Portfolio Managers beneficially owned any shares of the Portfolio.

BKF ASSET MANAGEMENT COMPANY

POTENTIAL CONFLICTS OF INTEREST. BKF Asset Management Company, its affiliates and respective Portfolio Managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Portfolio has no interest, and thus may have certain conflicts of interest. BKF Asset Management Company acts as the investment adviser to accounts pursuing a range of traditional and alternative investment strategies. The investment strategies are managed by a number of Portfolio Managers.

As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. All Portfolio Managers are aware that trades may not be made in one client account for the purpose of benefiting another client account. Investment decisions must be made only on the basis of the investment considerations relevant to the particular account for which a trade is being made.

BKF Asset Management Company manages the Portfolio pursuant to a large cap value strategy followed by a number of other accounts managed by the firm. BKF Asset Management Company also manages accounts following investment strategies that invest in some or many of the same securities in which large cap value accounts have positions. Consequently, the Portfolio often trades on an average price basis with accounts following the same or similar investment strategies.

Factors that could lead to differences in trading decisions for various investment strategies include:

      a.    In the case of conflicting positions:
              i.    differing Portfolio Manager analyses
              ii.   different investment horizons
              iii.  hedging strategy
              iv.   market exposure

      b.    In the case of differing allocations:
              i.    cash flows
              ii.   tax reasons
              iii.  investment horizon
              iv.   investment strategy (e.g., portfolio exposure adjustment)

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BKF Asset Management Company has adopted a Code of Ethics and Trade Allocation
Procedures, among other policies and procedures, to ensure that clients' accounts are not harmed by potential conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. All BKF Asset Management Company employees, including Portfolio Managers, are compensated through a combination of salary, cash bonus, equity participation, and benefits. Cash compensation for individual senior personnel, including Portfolio Managers, is based on role and performance. Senior personnel are also eligible to receive equity awards relating to the stock of BKF Capital Group, Inc., the parent company of BKF Asset Management Company. Such grants can comprise a significant portion of the individual's total compensation. Portfolio managers also participate in benefit plans and programs generally available to all BKF Asset Management Company employees.

Portfolio Manager bonus levels take into consideration individual investment performance, investment team investment performance, and the profitability of the investment strategies managed by the Portfolio Managers and overall firm profitability.

Overall firm compensation levels are established by the compensation committee of BKF Capital Group, Inc.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Philip W. Friedman managed one mutual fund with less than $1 million in assets; 7,225 other accounts with a total of $3 billion in assets; and four other accounts with performance based fees of $594 million in assets. As of December 31, 2005, John W. Murphy managed one mutual fund with less than $1 million in assets; 7,225 other accounts with a total of $3 billion in assets; and four other accounts with performance based fees of $594 million in assets.


SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. [As of December 31, 2005, neither John W. Murphy, nor Philip W. Friedman beneficially owned any shares of the Portfolio.

CADENCE CAPITAL MANAGEMENT

POTENTIAL CONFLICTS OF INTEREST. Portfolio Managers perform investment management services for various mutual funds and other accounts besides the Portfolio. Some of these clients' portfolios are managed using the same investment strategies and objectives that the Portfolio Managers use to manage the Portfolio, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a class (each, a "Class") such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Class. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one

Class may be selling a security, while another Class may be purchasing or holding the same security. As a result, transactions executed for the Class that is selling the security may adversely affect the value of any Class that is purchasing or holding the same security.

Other conflicts of interest may arise from the management of multiple accounts and the Portfolio. For example, Cadence may receive more compensation with respect to certain Classes than that received with respect to other Classes or the Portfolio or may receive compensation based in part on the performance of accounts in a certain Class. In such cases, the Portfolio Managers may be viewed as having an incentive to enhance the performance of such Class, to the possible detriment of other Classes for which Cadence may not receive greater compensation or performance-based fees. In addition, the Portfolio Managers must allocate time and effort to multiple accounts and the Portfolio.

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Each Portfolio Manager's management of personal accounts also may present certain conflicts of interest. The Portfolio Managers may have personal investments in some of the accounts managed by such Portfolio Managers. In addition, some of the accounts managed by the Portfolio Managers may be investment options in Cadence's employee benefit plans. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Cadence Capital Management, LLC ("Cadence") compensates each Portfolio Manager for his management of the Portfolio. Each Portfolio Manager's compensation consists of an annual salary and a share of the firm's profits, payment of which may in some cases be deferred, at the Portfolio Manager's election, pursuant to a deferred compensation plan in which each Portfolio Manager may participate.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, William B. Bannick and Robert L. Fitzpatrick jointly managed five__ mutual funds with a total of $3 billion in assets; 0 pooled investment vehicles other than mutual funds; and 87 other accounts with a total of $3 billion in assets including two accounts with performance based fees of $42 million in assets .

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, neither William B. Bannick nor Robert L. Fitzpatrick beneficially owned any shares of the Portfolio.

DELAWARE MANAGEMENT COMPANY

POTENTIAL CONFLICTS OF INTEREST. Individual Portfolio Managers may perform investment management services for other accounts, including other mutual funds, similar to those provided to the Portfolios. However, the investment action for each account may differ. For example, one account may be selling a security, while another account may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and the Portfolios may give rise to potential conflicts of interest, as a Portfolio Manager must allocate time and effort to multiple accounts and the Portfolio. A Portfolio Manager may discover an investment opportunity that may be suitable for more than one account or Portfolio. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

One of the accounts managed by the Portfolio Managers has a performance-based fee. This compensation structure presents a potential conflict of interest. The Portfolio Manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A Portfolio Manager's management of personal accounts also may present certain conflicts of interest. While the investment manager's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Each Portfolio Manager's compensation consists of the following:

Base Salary - Each named Portfolio Manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that Portfolio Manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - Each named Portfolio Manager is eligible to receive an annual bonus. The amount available in the bonus pool is based on the management team's revenue minus any direct expenses (expenses associated with

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product and investment management team). The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.

Deferred Compensation - Each named Portfolio Manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Stock Option Incentive Plan/Equity Compensation Plan - Portfolio Managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by Delaware in its full discretion. Option awards may be based in part on seniority.

In 1997, Lincoln National Corporation established an equity compensation plan under which certain employees were awarded options to purchase common shares in Lincoln National Corporation and other similar equity-based compensation, including performance shares. Employees participating in the equity compensation plan were required to forfeit the right to participate in the Delaware Investments U.S., Inc., stock option plan. Under the plan, managers are required to allocate equity compensation awards among employees according to certain limited percentages. The performance shares have a three-year vesting schedule and the amount received under the performance shares is a function of Lincoln's share price at the time of vesting relative to the target price set at the time of issuance of the shares. Equity compensation awards are issued from time to time by the investment manager in its full discretion.

Other Compensation - Portfolio Managers may also participate in benefit plans and programs available generally to all employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Marshall T. Bassett managed 24 mutual funds with a total of $4 billion in assets; one__ pooled investment vehicle other than mutual funds with a total of $4 million in assets; and 15 other accounts with performance based fees of $2 billion in assets. Steven Catricks managed 24 mutual funds with a total of $4 billion in assets; one pooled investment vehicle other than mutual funds with a total of $4 million in assets; and 15 other accounts with performance based fees of $2 billion in assets. Barry Gladstein managed 24 mutual funds with a total of $4 billion in assets; one pooled investment vehicle other than mutual funds with a total of $4 million in assets; and 15 other accounts with performance based fees of $2 billion in assets. Christopher Holland managed 24 mutual funds with a total of $4 billion in assets; one pooled investment vehicle other than mutual funds with a total of $4 million in assets; and 15 other accounts with performance based fees of $2 billion in assets. Steven T. Lampe managed 24 mutual funds with a total of $4 billion in assets; one pooled investment vehicle other than mutual funds with a total of $4 million in assets; and 15 other accounts with performance based fees of $2 billion in assets. Matthew Todorow managed 24 mutual funds with a total of $4 billion in assets; one pooled investment vehicle other than mutual funds with a total of $4 million in assets; and 15 other accounts with performance based fees of $2 billion in assets. Rudy Torrijos managed 24 mutual funds with a total of $4 billion in assets; one pooled investment vehicle other than mutual funds with a total of $4 million in assets; and 15 other accounts with performance based fees of $2 billion in assets. Lori P. Wachs managed _24 mutual funds with a total of $4 billion in assets; one pooled investment vehicle other than mutual funds with a total of $4 million in assets; and 15 other accounts with performance based fees of $2 billion in assets.

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SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, none of
Marshall T. Bassett, Steven Catricks, Barry Gladstein, Christopher Holland, Steven T. Lampe, Matthew Todorow, Rudy Torrijos and Lori P. Wachs beneficially owned any shares of the Portfolios that they manage.

FAYEZ SAROFIM & CO.

POTENTIAL CONFLICTS OF INTEREST. Given that the entire fee-bearing asset base of Fayez Sarofim & Co. is managed in accordance with the same overarching investment philosophy, that the same group of individuals (i.e. the "Investment Committee") oversees all firm-wide portfolios, and given that this philosophy is predicated on investing in large, highly liquid securities; it is Fayez Sarofim & Co.'s stance that there are no material conflicts of interest that may arise in connection with the Fayez Sarofim & Co. Investment Committee simultaneously managing the Portfolio and other accounts.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. At the present time, all of Fayez Sarofim & Co.'s Portfolio Managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonuses and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the Portfolio Manager's compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Fayez Sarofim & Co.'s Board of Directors review and consider the accomplishments and development of each Portfolio Manager, especially with respect to those client accounts involving the Portfolio Manager. A lesser component of the Portfolio Manager's compensation results from the possible issuance of stock options and incentive stock options. Portfolio Managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Fayez Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Fayez Sarofim, Raye G. White, William K. McGee, Ralph B. Thomas, Charles E. Sheedy and Christopher B. Sarofim collectively managed six mutual funds with a total of $6 billion in assets; three pooled investment vehicles other than mutual funds with a total of $1 billion in assets; and 1,015_ other accounts with a total of roughly $31 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, none of Fayez Sarofim, Raye G. White, William K. McGee, Ralph B. Thomas, Charles E. Sheedy and Christopher B. Sarofim beneficially owned any shares of the Portfolio.

FRANKLIN PORTFOLIO ADVISORS

POTENTIAL CONFLICTS OF INTEREST. The management of multiple mutual funds, including the Portfolio, and other accounts may give rise to potential conflicts of interest if the mutual funds and other accounts have different objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his or her time and investment ideas across multiple mutual funds and other accounts. Franklin Templeton seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts,

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which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among all accounts.

The structure of a Portfolio Manager's compensation may give rise to potential conflicts of interest. A Portfolio Manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a Portfolio Manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While Franklin Templeton has adopted a code of ethics that it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by Portfolio Managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Franklin Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio Managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a Portfolio Manager's level of responsibility and Franklin Templeton guidelines. Portfolio Managers are provided no financial incentive to favor one account over another. Each Portfolio Manager's compensation consists of the following three elements:

Base salary - Each Portfolio Manager is paid a base salary.

Annual bonus - Annual bonuses are structured to align the interests of the portfolio manager with those of the Trust shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the Portfolio Manager achieving consistently strong investment performance which aligns the financial incentives of the Portfolio Manager and Portfolio shareholders. The following factors are generally used in determining bonuses under the plan:

      - Investment performance - Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the Portfolio Manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      - Non-investment performance - The more qualitative contributions of a Portfolio Manager to Franklin Templeton's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

      - Responsibilities - The size and complexity of accounts managed by the Portfolio Manager are factored in the appraisal.

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Additional long-term equity-based compensation - Portfolio Managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio Managers also participate in benefit plans and programs available generally to all employees of the manager.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Ed Jamieson managed five mutual funds with a total of $9,861.3 million in assets; three pooled investment vehicles other than mutual funds with a total of $ 276.7 million in assets. As of December 31, 2005, Mike McCarthy managed 11 mutual funds with a total of $11,733.2 million in assets; four pooled investment vehicles other than mutual funds with a total of $360.3 million in assets; and two other accounts with a total of $812.3 million in assets. As of December 31, 2005, Sara Araghi managed 36 other accounts with a total of $7.2 million in assets. As of December 31, 2005, James Cross managed four mutual funds with a total of $9,792.4 million in assets and three pooled investment vehicles other than mutual funds with a total of $276.7 million in assets As of December 31, 2005, Frank Felicelli managed two mutual funds with a total of $1,636.8 million in assets and 8,760___ other accounts with a total of $4,343.0 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, none of Ed Jamieson, Mike McCarthy, Zachary Perry, James Cross and Frank Felicelli beneficially owned any securities in the Portfolio.

(1) These figures represent registered investment companies other than the Portfolio that comprise this SAI.

(2) The various pooled investment vehicles and other accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

JPMORGAN INVESTMENT MANAGEMENT INC.

POTENTIAL CONFLICTS OF INTEREST. The potential for conflicts of interest exists when Portfolio Managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by Portfolio Managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan or its Portfolio Managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that it or an affiliate has a proprietary investment in Similar Accounts, the Portfolio Managers have personal investments in Similar Accounts, or the Similar Accounts are investment options in its employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan

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may be perceived as causing accounts it manages to participate in an offering to increase its overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio Managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan's business as a whole.

Each Portfolio Manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such Portfolio Manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio Manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each Portfolio Manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the Portfolio Manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a Portfolio Manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

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OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. As of December 31, 2005, Eytan
Shapiro managed three mutual funds with a total of $762 million in assets; three pooled investment vehicles other than mutual funds with a total of $140 million in assets; and two other accounts with a total of $263 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, Eytan Shapiro did not beneficially own any shares of the Portfolio.

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

POTENTIAL CONFLICTS OF INTEREST. There may be certain inherent conflicts of interest that arise in connection with the Portfolio Managers' management of the Portfolio's investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular Portfolio Manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that the adviser may have in place that could benefit the funds or such other accounts. Policies and procedures have been adopted that are designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Portfolio's shareholders and contract owners. Each Portfolio Manager is required to certify his or her compliance with these procedures on a quarterly basis. Additionally, there are no material conflicts of interest since Portfolio Managers generally manage mutual funds and other accounts having similar investment strategies.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. KAR believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at KAR receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce their taxes.

The bonus package for Portfolio Managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to the Portfolio's mandate and risk profile. It also avoids the temptation for Portfolio Managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Finally, Portfolio Managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

Following is a more detailed description of the compensation structure of the Portfolio Managers identified in the prospectus.

Base Salary - Each Portfolio Manager is paid a fixed base salary, which is determined by KAR and is designed to be competitive in light of the individual's experience and responsibilities. KAR management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus - Generally, the current Performance Incentive Plan for Portfolio Managers at KAR has several components:

Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance

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compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the mutual funds managed is measured over one, three, and five-year periods against the specified benchmark and/or peer group. Generally, an individual manager's participation is based on the performance of each mutual fund or separately managed account as weighted roughly by total assets in those mutual fund or separately managed accounts.

Fifteen percent of the target incentive is based on the profitability of the investment management division with which the Portfolio Manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

Fifteen percent of the target incentive is based on the Portfolio Manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

The Performance Incentive Plan applicable to some Portfolio Managers varies from the description above. For instance, plans applicable to certain Portfolio Managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the Portfolio Manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus - KAR investment professionals are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return or equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

Other Benefits - Portfolio Managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Robert Schwarzkopf and Sandi Gleason jointly managed three mutual funds with a total of $152 million in assets; zero pooled investment vehicles other than mutual funds with a total of $0 in assets; and 22,328 other accounts with a total of $6 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, neither Robert Schwarzkopf nor Sandi Gleason beneficially owned any shares of the Portfolio.

LAZARD ASSET MANAGEMENT LLC

POTENTIAL CONFLICTS OF INTEREST. Although the potential for conflicts of interest exist when an investment adviser and Portfolio Managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Portfolio, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Portfolio and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched

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trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, Portfolio Managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual Portfolio Manager's time dedicated to each account, Lazard periodically reviews each Portfolio Manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Portfolio. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or Portfolio Managers have a materially larger investment in a Similar Account than their investment in the Portfolio.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Portfolio invests, Lazard could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any Portfolio Managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Lazard's Portfolio Managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to the Portfolio. Portfolio managers responsible for managing the Portfolio may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

Lazard compensates Portfolio Managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio Managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a Portfolio Manager's compensation. All of the portfolios managed by a Portfolio Manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors:
(i) maintenance of current knowledge and opinions on companies owned in the portfolios; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(iii) ability and willingness to develop and share ideas on a team basis; and
(iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the Portfolio Manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the Portfolio Manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset

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Management to a significant number of its professionals, including Portfolio
Managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

The Managers International Equity Fund team's compensation is a combination of a portion of the Global Thematic Equity strategy revenues, and equity ownership in Lazard, which can grow to a pre-agreed ceiling as a function of growth in Global Thematic Equity assets under management. The four members of the team share equally these compensation arrangements.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, John
R. Reinsberg managed 13 mutual funds with a total of $5 billion in assets; one pooled investment vehicle other than mutual funds with a total of $12 million in assets; and 1,254 other accounts with a total of $21 billion in assets. Gabrielle M. Boyle managed 12 mutual funds with a total of $5 billion in assets; three pooled investment vehicles other than mutual funds with a total of $27 million in assets; and 1,527 other accounts with a total of $24 billion in assets. Michael Powers managed 10 mutual funds with a total of $4 billion in assets; three pooled investment vehicles other than mutual funds with a total of $27 million in assets; and 1,510 other accounts with a total of $21 billion in assets. Michael A. Bennett managed 12 mutual funds with a total of $5 billion in assets; one pooled investment vehicle other than mutual funds with a total of $12 million in assets; and 1,244 other accounts with a total of $21 billion in assets. As of December 31, 2005, Michael G. Fry managed 12 mutual funds with a total of $5 billion in assets; one pooled investment vehicle other than mutual funds with a total of $12 million in assets; and 1,244 other accounts with a total of $21 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. [As of December 31, 2005, none of John R. Reinsberg, Gabrielle M. Boyle, Michael Powers, Michael A. Bennett, and Michael G. Fry beneficially owned shares in the Portfolio.]

LOOMIS, SAYLES & COMPANY, L.P.

POTENTIAL CONFLICTS OF INTEREST. The fact that a Portfolio Manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A Portfolio Manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Loomis Sayles believes that Portfolio Manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components - base salary, variable compensation and a long-term incentive program. Although Portfolio Manager compensation is not directly tied to assets under management, a Portfolio Manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other Portfolio Managers. Loomis Sayles also offers a profit sharing plan.

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Base salary - is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation - is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors - investment performance, profit growth of the firm, profit growth of the Portfolio Manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A Portfolio Manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a Portfolio Manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Portfolio is the Russell 1000 Growth Index.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Loomis Sayles has developed and implemented a LONG-TERM INCENTIVE PLAN to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

      - the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

      - upon retirement a participant will receive a multi-year payout for his or her vested units;

      - participation is contingent upon signing an award agreement, which includes a non-compete covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to Portfolio Managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio Managers also participate in the Loomis Sayles PROFIT SHARING PLAN, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The Portfolio Managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Mark
D. Baribeau managed eight mutual funds with a total of $1 billion in assets, four pooled investment vehicles other than mutual funds with a total of $2 billion in assets (one of which, with a total of $141 million in assets, had an advisory fee based on the performance of the account) and 152 other accounts with a total of $6 billion in assets. Richard D. Skaggs managed seven mutual funds with a total of $1 billion in assets, four pooled investment vehicles other

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than mutual funds with a total of $2 billion in assets (one of which, with a total of $141 million in assets, had an advisory fee based on the performance of the account) and 114 other accounts with a total of $6 billion in assets. Pamela N. Czekanski managed seven mutual funds with a total of $1 billion in assets, four pooled investment vehicles other than mutual funds with a total of $2 billion in assets (one of which, with a total of $141 million in assets, had an advisory fee based on the performance of the account) and 142 other accounts with a total of $6 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, none of Mr. Baribeau, Mr. Skaggs or Ms. Czekanski beneficially owned any shares of the Portfolio.

LORD, ABBETT & CO. LLC

POTENTIAL CONFLICTS OF INTEREST. Conflicts of interest may arise in connection with the Portfolio Managers' management of the investments of the Portfolios and the investments of other accounts discussed below. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. A Portfolio Manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the Portfolio Managers' management of the investments of the Portfolios and the investments of other accounts referenced below.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Lord Abbett compensates its Portfolio Managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the Portfolio Manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the Portfolio Manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the Portfolio Manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the Portfolio Manager's assets under management, the revenues generated by those assets, or the profitability of the Portfolio Manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses Portfolio Managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

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Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees.
Contributions to a Portfolio Manager's profit-sharing account are based on a percentage of the Portfolio Manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Eli
M. Salzmann managed 12 mutual funds with a total of $25.1 billion in assets; 10 pooled investment vehicles other than mutual funds with a total of $794.3 million in assets; 51,040 other accounts with a total of $18.3 billion in assets, including one other account of $214 million in assets with performance based fees. As of December 31, 2005, Sholom Dinsky managed 12 mutual funds with a total of $25.1 billion in assets; 10 pooled investment vehicles other than mutual funds with a total of $794.3 million in assets; 51,040 other accounts with a total of $18.3 billion in assets, including one other account of $214 million in assets with performance based fees. As of December 31, 2005, Robert
I. Gerber managed 11 mutual funds with a total of $1.8 billion in assets; zero pooled investment vehicles other than mutual funds; and 14,732 other accounts with a total of $5.1 billion in assets. As of December 31, 2005, Edward K. von der Linde managed 11 mutual funds with a total of $14.9 billion in assets; one pooled investment vehicle other than mutual funds with a total of $64.1 million in assets; and 5,486 other accounts with a total of $2.8 billion in assets. As of December 31, 2005, Howard E. Hansen managed 12 mutual funds with a total of $16.8 billion in assets; two pooled investment vehicles other than mutual funds with a total of $156.5 million in assets; 5,493 other accounts with a total of $3.5 billion in assets, including one other account of $435 million in assets with performance based fees. As of December 31, 2005, Christopher J. Towle managed 13 mutual funds with a total of $12.3 billion in assets; three pooled investment vehicles other than mutual funds with a total of $1.1 billion in assets; and 5,356 other accounts with a total of $2.2 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, none of Eli
M. Salzmann, Sholom Dinsky, Robert I. Gerber, Edward K. von der Linde, Howard E. Hansen and Christopher J. Towle beneficially owned any shares of the Portfolios that they manage.

MARSICO CAPITAL MANAGEMENT, LLC

POTENTIAL CONFLICTS OF INTEREST. Portfolio Managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio Managers make investment decisions for each portfolio, including the Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, Portfolio Managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico's policies also seek to ensure that Portfolio Managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

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As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a Portfolio Manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Marsico's Portfolio Managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio Manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio Managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio Manager compensation comes solely from Marsico.

Although Marsico may compare account performance with relevant benchmark indices, Portfolio Manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the Portfolio Manager's individual performance over periods longer than the immediate compensation period. In addition, Portfolio Managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Thomas Marsico managed 38 other registered investment companies with a total of $29.43 billion in assets; 12 pooled investment vehicles other than registered investment companies with a total of $1.56 billion in assets; and 203 other accounts with a total of $23.95 billion in assets (one of the `other accounts' is a wrap fee platform which includes 25,887 underlying clients for total assets of $9.78 billion).

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. [As of December 31, 2005, Thomas Marsico did not beneficially own any shares of the Portfolio.]

MERRILL LYNCH INVESTMENT MANAGERS, L.P.

POTENTIAL CONFLICTS OF INTEREST. Real, potential or apparent conflicts of interest may arise when a Portfolio Manager has day-today portfolio management responsibilities with respect to more than one mutual fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by ("Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including other client accounts managed by a Portfolio's Portfolio Managers. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of MLIM and its affiliates and results among clients may differ. In addition, purchases or sales of the same

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security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM to be equitable to each. MLIM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of MLIM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio's Portfolio Managers have responsibilities for managing accounts in addition to the Portfolios, a Portfolio Manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) MLIM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a Portfolio Manager owns an interest in one fund or account he or she manages and not another.

PORTFOLIO MANAGER COMPENSATION STRUCTURE.

Compensation Program - The elements of total compensation for MLIM Portfolio Managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide Portfolio Managers with a powerful incentive to achieve consistently superior investment performance. By design, Portfolio Manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

Base Salary - Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a Portfolio Manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation - MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the Portfolio Manager incentive compensation is based on a formulaic compensation program.

MLIM's formulaic Portfolio Manager compensation program includes: investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a Portfolio Manager's tenure is less than 5-years, performance periods will reflect time in the position. Portfolio Managers are compensated based on products they manage. A smaller discretionary element of Portfolio Manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch & Co.'s ("Merrill Lynch") principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus - Performance-based compensation is distributed to Portfolio Managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for Portfolio Managers.

Stock Bonus - A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

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The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each Portfolio Manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that Portfolio Managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio Managers therefore have a direct incentive to protect Merrill Lynch's reputation for integrity.

Guarantees - On limited circumstances, a newly hired Portfolio Manager may receive a minimum compensation guarantee for a given performance year in order to attract and motivate key new talent.

Other Compensation Programs - Portfolio Managers who meet relative investment performance and expense management objectives during a performance year are eligible to participant in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including funds they manage) during a five-year vesting period. The deferred cash program aligns the interests of participating Portfolio Managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Fred Gaskin managed one_ pooled investment vehicle other than mutual funds with a total of $45 million in assets; and nine other accounts with a total of $1_ billion in assets. Kevin Bormida managed 2,284 other accounts with a total of $1.6 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, neither Fred Gaskin nor Kevin Bormida beneficially owned any shares of the Portfolio that they managed.

NFJ INVESTMENT GROUP L.P.

POTENTIAL CONFLICTS OF INTEREST. For standard clients who request access to certain investment opportunities, the Portfolio Manager is not permitted to make allocations based on personal preferences such as account performance, fee structure, etc. Investments by non-specialized funds follow a standard procedure to guarantee fair allotment and allocation:

      - Prior to placing a trade, Portfolio Managers specify their initial allotment. The initial order is documented and time stamped. o Orders for the same investment are aggregated by the Trading desk.

      - Fully and partially executed orders are allocated on a pro-rata, average price basis. In the case of partially executed orders, redistribution may be appropriate based on the size / nature of the investing account.

      - For partially filled orders, preference may be given to specialized investment strategies that invest in similar securities as the investment opportunity that is being offered (i.e. emerging markets, high yield, etc.).

It is the policy of NFJ to aggregate all trades in the same investment opportunity or held across other accounts so as to provide best execution for its clients. While circumstances may require separate transactions, the firm's policy is to, whenever possible, aggregate trades to minimize transactional costs and inconsistencies and to ensure that every account receives equal treatment with regards to stock purchases.

General responsibility for insuring fair allocation for investment opportunities is carried out by the assigned Portfolio Manager. For securities purchased and sold across all accounts within an investment style, allocation for each account is initially calculated by the Trading Department. Aggregation is handled by the trading desk.

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PORTFOLIO MANAGER COMPENSATION STRUCTURE. Contractual agreements provide the founders with competitive salaries and all benefits provided to the senior executives of Allianz. The founders/managing directors have a separate business entity contract and employment contract, including a profit sharing agreement. All other managing directors are eligible for profit sharing pool participation. Compensation is tied to successful job performance and growth in assets under management. All managing directors have available to them a Deferred Compensation Plan that is 100% voluntary on the part of the individual.

NFJ believes its compensation levels are on par with other industry firms. Employees are provided very competitive compensation packages with incentives, including annual bonuses, a benefits package, vacation, sick leave, etc. Compensation is fixed and is not based on the Portfolio's performance or the assets held by the Portfolio. All NFJ employees at the same level are compensated in the same way. There is no difference between the structure and method used to compensate the Portfolio Managers assigned to the Portfolio and other Portfolio Managers at NFJ.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Paul
A. Magnuson managed four mutual funds with a total of $305 million in assets; four pooled investment vehicles other than mutual funds with a total of $97 million in assets; and three other accounts with a total of $964_million in assets. E. Clifton Hoover, Jr. managed two mutual funds with a total of $963 million in assets; nine pooled investment vehicles other than mutual funds with a total of $315 million in assets and five other accounts with a total of $200 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, neither Paul A. Magnuson nor E. Clifton Hoover, Jr. beneficially owned any shares of the Portfolio.

NWQ INVESTMENT MANAGEMENT COMPANY LLC

POTENTIAL CONFLICTS OF INTEREST. The Portfolio Managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers' knowledge about the size, timing and possible market impact of Portfolio trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Portfolio. However, NWQ has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

If a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to many of its clients' accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for the Portfolio and another accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the other accounts.

Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts with respect to which a Portfolio Manager has day-to-day management responsibilities.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio Managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by NWQ's executive committee. The

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

total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The Portfolio Manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of NWQ's overall annual profitability and the individual Portfolio Manager's contribution as measured by the overall performance of client portfolios, an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package has included the availability of an equity-like incentive for purchase (the value of which is determined by the increase in profitability of NWQ over time) made to most investment professionals. NWQ is a majority-owned subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and NWQ's executive committee.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. As of December 31, 2005, Phyllis Thomas managed three mutual funds with a total of $30 million in assets and 3,702 other accounts with a total of $723 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, Phyllis Thomas did not beneficially own any shares of the Portfolio.

RITTENHOUSE ASSET MANAGEMENT, INC.

POTENTIAL CONFLICTS OF INTEREST. The Portfolio Managers' simultaneous management of the Portfolio and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Portfolio and the other accounts. Rittenhouse has adopted several policies that it believes address and mitigate potential conflicts of interest, including Best Execution Policy and Trading Policy and Procedures (including allocation) that are designed (1) to ensure that Portfolio Managers are seeking the best price for portfolio securities under the circumstances, (2) to promote fair and equitable allocation of investment opportunities among accounts over time and (3) to comply with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the Portfolio Manager. In addition, Rittenhouse has adopted a Code of Ethics that sets forth policies regarding conflicts of interest. The code contains provisions reasonably designed to prevent access persons, investment personnel, and the Portfolio Managers from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1 under the Investment Company Act of 1940 (such as fraud, material misstatements or omissions and manipulative practices).

PORTFOLIO MANAGER COMPENSATION STRUCTURE.

Compensation - Compensation for Portfolio Managers consists of three basic elements - base salary, cash bonus, and long-term incentive compensation. Rittenhouse's compensation strategy is to annually compare overall compensation including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining Portfolio Managers' compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the Portfolio Manager, the investment performance of the accounts managed by the Portfolio Manager, and the overall performance of Nuveen Investments, Inc., (the parent company of Rittenhouse). Although investment performance and assets under management are factors in determining compensation, they are not necessarily decisive factors. Additionally, although Rittenhouse will use certain benchmarks to evaluate Portfolio Managers' performance, (specifically the composite of the Rittenhouse Large-Cap Growth Portfolio; the composite of the Russell 1000 Growth Index; and the Rittenhouse Strategy Portfolio, a proprietary benchmark consisting of certain equity securities in Rittenhouse's universe that reflect Rittenhouse's conservative large-cap growth equity strategy) these benchmarks are only some of the factors considered in determining compensation.

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

Base Salary - Each Portfolio Manager is paid a base salary that is set at a level determined by Rittenhouse in accordance with its overall compensation strategy discussed above. Rittenhouse is not under any current contractual obligation to increase the base salaries of any Portfolio Manager.

Cash Bonus - Each Portfolio Manager is eligible to receive an annual cash bonus. The level of these bonuses are based upon evaluations and determinations made by the Portfolio Manager's direct management, including the CEO and President of Nuveen Investments, Inc. These reviews and evaluations take into account a number of factors, including the effectiveness of the Portfolio Manager's investment strategies, the performance of the accounts for which the Portfolio Manager manages relative to any benchmarks established for the accounts, the Portfolio Manager's effectiveness in communicating investment performance to shareholders and their representatives, and the Portfolio Manager's contribution to Rittenhouse's investment process and execution of investment strategies. The cash bonus component is also impacted by the overall performance of the parent company in achieving its business objectives. Rittenhouse is not under any current contractual obligation with respect to the payment of cash bonuses to any Portfolio Managers.

Long-Term Incentive Compensation - Each Portfolio Manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in long-term potential with the firm. The Sub-Advisor is not under any current contractual obligation with respect to the granting of equity-based compensation to any of the Portfolio Managers.

Deferred Retention Program - Certain Portfolio Managers, John Waterman, Daniel Roarty, James Jolinger, and Nancy Crouse also participate in a Deferred Retention Award program, as part of their compensation for the management of the Rittenhouse Large-Cap Growth Portfolio. Awards granted under this program cliff vest over five years, and are adjusted over the vesting period on a quarterly basis for investment gains/losses to reflect the actual performance of the composite of the Rittenhouse Large-Cap Growth Portfolio, thereby linking compensation with the portfolio's success.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, John
P. Waterman, Daniel C. Roarty, William L. Conrad, James J. Jolinger, Nancy M. Crouse and Leonard H. McCandless collectively managed three registered investment companies with a total of $256_ million in assets; 11 pooled investment vehicles other than registered investment companies with a total of $175_ million in assets and 24,,041_ other accounts with a total of $5.65 billion in assets. The Portfolio Managers do not manage any accounts with performance based fees.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, none of John P. Waterman, Daniel C. Roarty, William L. Conrad, James J. Jolinger, Nancy
M. Crouse, and Leonard H. McCandless beneficially owned any shares of the Portfolio.

J. & W. SELIGMAN & CO. INCORPORATED

POTENTIAL CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise from the fact that J. & W. Seligman & Co. Incorporated ("Seligman") and the Portfolio Manager have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Portfolio ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Portfolio. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition,

Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, Portfolio Managers may devote unequal time and attention to the portfolio management of client accounts.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. As compensation for her responsibilities, Ms. Schultheis, the Portfolio Manager, received a base salary and bonus for the year ended December 31, 2005.

A portion of the bonus was based upon (i) the annual revenues generated from the assets under management for the Portfolio Manager's investment team and (ii) the weighted-average investment performance of such assets in the following categories versus corresponding benchmarks over a rolling three-year period as follows:

-   Seligman's proprietary mid-cap       -   Lipper Multi-Cap Growth Average
    growth mutual funds

-   Seligman's proprietary large-cap     -   Lipper Large-Cap Growth Average
    growth mutual funds

-   All other mid-cap growth accounts    -   Callan Mid-Cap Growth Universe
    (including the Portfolio)

-   All other large-cap growth accounts  -   Callan Large-Cap Growth Universe

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In addition, a portion of the bonus was discretionary based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, the Portfolio Manager's relative investment performance versus one or more competitive universes or benchmarks for periods noted above as well as other periods; and Seligman's overall profitability and profitability attributable to the assets under management for the Portfolio Manager's investment team.

The structure of the Portfolio Manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, Marion S. Schultheis managed three_ mutual funds with a total of $995 million in assets; zero pooled investment vehicles other than mutual funds; and 37 other accounts with a total of $228_million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, Marion S. Schultheis did not beneficially own any shares of the Portfolio.

WILLIAM BLAIR & COMPANY LLC

POTENTIAL CONFLICTS OF INTEREST. Since the Portfolio Manager manages other accounts in addition to the Portfolio, conflicts of interest may arise in connection with the Portfolio Manager's management of the Portfolio's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. The compensation of William Blair Portfolio Managers is based on the firm's mission: "to achieve success for its clients." The Portfolio Managers who are principals of William Blair have compensation consisting of a base salary, a share of the firm's profits, and a discretionary bonus. Each principal's ownership stake and bonus (if any) can vary over time, and is determined by the individual's sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. Non-principal Portfolio Managers are based upon the same factors, with the exception of their ownership interest in the firm.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2005, W. George Greig managed 13 mutual funds with a total of $10_billion in assets; nine pooled investment vehicles other than mutual funds with a total of $866 billion in assets; and 1,435 other accounts with a total of $6 billion in assets. As of December 31, 2005, David Merjan managed one mutual fund with a total of $262 billion in assets; one pooled investment vehicle other than mutual funds with a total of $15 billion in assets; and 1,378 other accounts with a total of $580 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2005, neither W. George Greig nor David Merjan beneficially owned any shares of the Portfolio.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust's Board of Trustees and Roszel Advisors have adopted policies and procedures regarding the disclosure of each Portfolio's holdings. Information about each Portfolio's holdings may be disclosed only if such disclosure: (1) is approved by an officer of the Trust; (2) is in the best interest of contract owners; (3) serves a legitimate business purpose of the Trust; (4) does not create conflicts between the interests of fund shareholders and contract owners, and those of the Trust's affiliates; and (5) is expected to provide potential benefits to the Trust that outweigh any potential costs arising from the possibility that such disclosure could provide individuals with the opportunity to take advantage of the Trust. Disclosures are considered to serve the legitimate business purposes of the Trust if: (1) done to further the interests of the Trust and (2) the disclosure is not expected to result in harm to the Trust (such harm could occur by permitting third parties to trade ahead of,

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or "front-run," the Portfolios or to effect trades in shares of the Portfolios with information about portfolio holdings that other potential investors do not have).

Neither the Trust nor Roszel Advisors nor any of the Sub-Advisers are paid to provide information about the portfolio securities of a Portfolio. Information about a Portfolio's holdings is only disclosed in the manners described below.

Each Portfolio's holdings are made public in the Trust's annual and semi-annual reports. These reports are filed with the SEC and mailed to variable contract owners within 60 days after December 31 and June 30, respectively. In addition, each Portfolios' holdings as of fiscal quarter end are reported to the SEC within 60 days after the end of the Funds' first and third fiscal quarters. Portfolio holdings information, in the form of a list of the top ten holdings of each Portfolio as of the end of each fiscal quarter, is provided to all contract owners with their quarterly account statements for that quarter.

Within five days after the end of each month, a complete listing of each Portfolio's holdings is made available on an internal website that is only accessible by MLLIC and MLLICNY home office personnel, sales representatives of MLPFS, and other employees whose conduct is governed by a code of ethics.

The Trust has entered into ongoing arrangements to provide both Morningstar and Lipper with a complete list of each Portfolio's holdings on a monthly basis. Morningstar is provided with such information on the second business day of the following month and Lipper is provided with the information on the third business day of the following month.

Additionally, persons who owe a duty of trust or confidence to the Trust or to Roszel Advisors may receive information regarding portfolio holdings at times other than those specified above as is necessary to provide services to the Trust. The Trust may also provide Portfolio holdings information, as part of its normal business activities, to the Trust's independent public accounting firm (as of the Trust's fiscal year end and on an as needed basis), the Trust's Administrator (on an as needed basis), the Trust's Custodian (on an as needed basis), counsel to the Trust (on an as needed basis), Transfer and Dividend Disbursing Agent, counsel to the independent trustees, Goodwin Procter LLP, (on an as needed basis) and members of the board of trustees (on an as needed basis). For more information on these persons, please see the "Trust Management," "Investment Advisory and Other Services," and "Other Services" sections of this SAI.

The board of trustees shall, on an annual basis, receive a report detailing the recipients of the portfolio holdings information and the reason for such disclosures.

There can be no assurance that the Trust's policies and procedures on disclosure of portfolio holdings will protect the Trust from misuse of such information by individuals or entities that come into possession of the information.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Advisers are responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"). The Advisers will only use MLPF&S to execute brokerage transactions for the Portfolios if there are adequate compliance policies and procedures in place to prevent the persons responsible for selecting brokers and dealers to effect the Portfolio's securities transactions from taking into account MLPF&S's promotion or sale of the variable annuity contracts through which the shares of the Trust are offered, or its promotion or sale of securities of any other registered investment company, and if there are adequate compliance policies and procedures in place to prevent the Trust, the Advisers, and the principal underwriter of the Trust, from entering into any agreement or understanding under which the Trust directs, or is expected to direct, portfolio securities transactions, or any other remuneration, to MLPF&S in consideration for the

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

promotion or sale of the variable annuity contracts through which the shares of the Trust are offered, or for MLPF&S's promotion or sale of securities of any other registered investment company.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The trust does not deal with MLPF&S in any transaction in which MLPF&S acts as principal.

In placing orders for portfolio securities of a Portfolio, its Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser seeks to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios do not necessarily pay the lowest spread or commission available. In the selection of brokers and dealers to execute portfolio transactions, Advisers are authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors including: (1) a broker or dealer's execution capabilities, (2) the size of the transaction, (3) the difficulty of executing the transaction, (4) research, brokerage and other services provided by such brokers or dealers when the Adviser believes that such services will enhance its general portfolio management capabilities, (5) a broker or dealer's operational facilities, (6) the risk to such a broker or dealer of positioning a block of securities, and (7) brokerage service arrangements made available by the broker or dealer.

With regard to (4) above, the Advisers consider research and brokerage services provided by: (a) brokers or dealers who effect, or are parties to, portfolio transactions of the Portfolios, (b) affiliates of the Adviser, (c) affiliates of other Advisers, or (d) other clients of the Advisers or affiliates of such clients. Such research and brokerage services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Portfolios may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Portfolios, and the services furnished by such brokers or dealers may be used by the Advisers in providing investment advisory services for the Portfolios.

With regard to (7) above, a brokerage service arrangement is an arrangement whereby an Adviser, at the direction of the Trust, gives special consideration to one or more brokers that routinely rebate part of the commissions they charge back to the applicable Portfolio. Often, such rebates take the form of the broker using the rebate to pay expenses of the Portfolio or the Trust, such as service provider fees (typically those of the custodian or transfer agent).

On occasions when the Adviser determines that the purchase or sale of a security is in the best interest of a Portfolio as well as its other advisory clients (including any other Portfolio or other advisory account for which the Adviser or an affiliate acts as investment adviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the Portfolio with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Portfolio.

Subject to the above considerations, each Adviser may use a broker that is an affiliated person of the Trust, Roszel Advisors, MLLIC, or MLLICNY (or their affiliates), such as MLPF&S, or a broker that is an affiliated person of that Adviser, to effect transactions on a securities exchange for a Portfolio it advises (an "affiliated broker"). In order for an affiliated broker to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits affiliated brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the non-interested trustees, have adopted or approved procedures for each Adviser which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. Brokerage transactions with affiliated brokers also are subject to such fiduciary standards as applicable law imposes on the Adviser and/or affiliated brokers.

In addition, Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange (such as MLPF&S) may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Board has adopted procedures designed to insure compliance with the requirements of Section 11(a) in order that Advisers may use MLPF&S in these circumstances. In this regard, MLPF&S provides the Trust at least annually with a statement setting forth the total amount of all compensation retained by it in connection with effecting transactions for the accounts of each Portfolio. The Board will review and approve all of each Portfolio's portfolio transactions with MLPF&S and the compensation paid to MLPF&S for such transactions.

For the years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Portfolios paid brokerage commissions as set forth below:

                                                                YEAR           YEAR          YEAR
                                                               ENDED          ENDED          ENDED
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                       2003           2004          2005
----------                                                   ------------   ------------   ------------
Roszel/Lord Abbett Large Cap Value Portfolio                 $     12,709   $      9,421   $      8,331
Roszel/BKF Large Cap Value Portfolio                                9,957          7,914          4,023
Roszel/MLIM Relative Value Portfolio                                6,664         13,395          9,307
Roszel/Lord Abbett Affiliated Portfolio*                           78,580         56,568         30,948
Roszel/Fayez Sarofim Large Cap Core Portfolio                       2,381          1,634          2,660
Roszel/AllianceBernstein Large Cap Core Portfolio                   1,126          1,967          3,161
Roszel/Loomis Sayles Large Cap Growth Portfolio                     6,180          5,139          3,109
Roszel/Rittenhouse Large Cap Growth Portfolio                       5,695          4,804              0
Roszel/Marsico Large Cap Growth Portfolio                           9,691         14,678          6,621
Roszel/Allianz CCM Capital Appreciation Portfolio*                138,410        745,273        583,601
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio        13,964         15,294          5,815
Roszel/Lord Abbett Mid Cap Value Portfolio                        189,915        118,806         99,071
Roszel/Franklin Mid Cap Growth Portfolio                           17,975         17,446          5,389
Roszel/Seligman Mid Cap Growth Portfolio                          138,204        376,196        348,227
Roszel/NWQ Small Cap Value Portfolio                               12,968          9,638          9,304
Roszel/Allianz NFJ Small Cap Value Portfolio                      180,474        184,050        134,471
Roszel/Delaware Small-Mid Cap Growth Portfolio                      3,443          4,279          5,231
Roszel/JPMorgan Small Cap Growth Portfolio                         79,304        217,333        233,099
Roszel/Delaware Trend Portfolio*                                   76,999        129,931        170,770
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio                    N/A            N/A            N/A
Roszel/Lazard International Portfolio                               1,898              0              0
Roszel/William Blair International Portfolio                       16,634          9,631          7,493
Roszel/Lord Abbett Government Securities Portfolio                      0              0              0
Roszel/MLIM Fixed-Income Portfolio                                      0              0              0
Roszel/Lord Abbett Bond Debenture Portfolio                           497            777            764

---------
*  The Portfolio commenced operations on May 1, 2003.

For the years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Portfolios paid brokerage commissions to Merrill Lynch Pierce Fenner & Smith Inc. ("Merrill Lynch"), Citation Financial Group and Broadcourt Capital as set forth below. Citation Financial Group is a division of Merrill Lynch and has a brokerage service arrangement with the Trust on behalf of each of the Portfolios. In each case, the entities indicated below are affiliated persons of the Portfolios due to their relationship with either Merrill Lynch (the ultimate corporate parent of Roszel Advisors) or the Sub-Advisers.

The table below presents for the year ended December 31, 2005, the aggregate dollar amount of the commissions paid to affiliated brokers, the percentage of each Portfolio's commissions paid to that affiliated broker and the percentage of each Portfolio's brokerage business effected by that broker.

                                                                                PERCENTAGE OF
                                                                                 PORTFOLIO'S
                                                                                DOLLAR AMOUNT
                                                                PERCENTAGE OF  OF TRANSACTIONS
                                                                 PORTFOLIO'S      EFFECTED
                                                    BROKERAGE    COMMISSIONS       THROUGH
                                                   COMMISSIONS  TO AFFILIATED    AFFILIATED
PORTFOLIO                                              PAID         BROKERS        BROKERS              BROKER
---------                                          -----------  -------------  ---------------    ------------------------
Roszel/Lord Abbett Large Cap Value Portfolio       $     1,608          19.31%           23.00%        Merrill Lynch
                                                         1,622          19.47%           19.18%   Citation Financial Group
Roszel/BKF Large Cap Value Portfolio                       511          12.71%           11.34%        Merrill Lynch
                                                           918          22.82%           23.57%   Citation Financial Group
Roszel/MLIM Relative Value Portfolio                       244           2.62%            7.03%        Merrill Lynch
Roszel/Fayez Sarofim Large Cap Core Portfolio              341          12.82%           12.71%        Merrill Lynch
Roszel/AllianceBernstein Large Cap Core Portfolio        1,258          39.81%           34.80%        Merrill Lynch
Roszel/Loomis Sayles Large Cap Growth Portfolio            294           9.45%            6.16%        Merrill Lynch
                                                           752          24.19%           22.95%   Citation Financial Group
Roszel/Rittenhouse Large Cap Growth Portfolio              N/A            N/A              N/A             N/A
Roszel/Marsico Large Cap Growth Portfolio                  331           5.00%            4.99%        Merrill Lynch

Roszel/Kayne Anderson Rudnick Small-Mid Cap Value          458           7.87%            2.78%        Merrill Lynch
Portfolio                                                  728          12.52%            5.48%   Citation Financial Group

Roszel/Lord Abbett Mid Cap Value Portfolio               6,487           6.55%            6.29%        Merrill Lynch
                                                         7,007           7.07%            6.84%   Citation Financial Group
Roszel/Franklin Mid Cap Growth Portfolio                    39           0.73%            0.55%        Merrill Lynch
                                                           259           4.81%            2.25%   Citation Financial Group
Roszel/Seligman Mid Cap Growth Portfolio                83,973          24.11%           14.05%        Merrill Lynch
Roszel/NWQ Small Cap Value Portfolio                       470           5.05%            7.45%        Merrill Lynch
                                                         3,421          36.77%           30.49%   Citation Financial Group
Roszel/Allianz NFJ Small Cap Value Portfolio               795           0.59%            0.78%        Merrill Lynch
                                                        25,801          19.19%           18.81%   Citation Financial Group
Roszel/Delaware Small-Mid Cap Growth Portfolio             327           6.25%      6.39%11.46%        Merrill Lynch
                                                           824          15.75%                    Citation Financial Group
Roszel/JPMorgan Small Cap Growth Portfolio               6,495           2.79%            1.98%        Merrill Lynch
Roszel/William Blair International Portfolio             2,906          38.79%           41.82%        Merrill Lynch
Roszel/Lord Abbett Bond Debenture Portfolio                N/A            N/A              N/A             N/A
Roszel/Lord Abbett Affiliated Portfolio                  4,453          14.39%           12.19%        Merrill Lynch
                                                         6,321          20.43%           16.15%   Citation Financial Group
Roszel/Allianz CCM Capital Appreciation Portfolio       10,489           1.80%            1.32%        Merrill Lynch
                                                        82,518          14.14%            9,79%   Citation Financial Group
Roszel/Delaware Trend Portfolio                          3,394           1.99%            1.75%        Merrill Lynch
                                                        16,885           9.89%            9.91%   Citation Financial Group

For the year ended December 31, 2004 and December 31, 2003, the Portfolios paid brokerage commissions to affiliated brokers as set forth in the tables below:

                                                       BROKERAGE COMMISSIONS
                                                        PAID FOR YEAR ENDED
PORTFOLIO                                                DECEMBER 31, 2004              BROKER
----------                                             ---------------------    ------------------------
Roszel/Lord Abbett Large Cap Value Portfolio           $               2,036          Merrill Lynch
                                                                       2,225    Citation Financial Group
Roszel/BKF Large Cap Value Portfolio                                     335          Merrill Lynch
                                                                       2,262    Citation Financial Group
Roszel/MLIM Relative Value Portfolio                                   1,015          Merrill Lynch
Roszel/Fayez Sarofim Large Cap Core Portfolio                             93          Merrill Lynch
Roszel/AllianceBernstein Large Cap Core Portfolio                         87          Merrill Lynch
Roszel/Loomis Sayles Large Cap Growth Portfolio                        1,697          Merrill Lynch
                                                                       1,092    Citation Financial Group
                                                                         458       Broadcourt Capital
Roszel/Rittenhouse Large Cap Growth Portfolio                            220    Citation Financial Group
Roszel/Marsico Large Cap Growth Portfolio                                934          Merrill Lynch
                                                                       3,852    Citation Financial Group
Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio                    901          Merrill Lynch
Roszel/Lord Abbett Mid Cap Value Portfolio                             6,736          Merrill Lynch
                                                                      11,907    Citation Financial Group
Roszel/Franklin Mid Cap Growth Portfolio                                 720          Merrill Lynch
                                                                       2,933    Citation Financial Group
Roszel/Seligman Mid Cap Growth Portfolio                              54,990          Merrill Lynch
                                                                      27,594    Citation Financial Group
Roszel/NWQ Small Cap Value Portfolio                                     305          Merrill Lynch
                                                                       3,333    Citation Financial Group
Roszel/Allianz NFJ Small Cap Value Portfolio                             964          Merrill Lynch
                                                                      26,515    Citation Financial Group
Roszel/Delaware Small-Mid Cap Growth Portfolio                         1,994          Merrill Lynch
                                                                         508     Citation Financial Group
Roszel/JPMorgan Small Cap Growth Portfolio                            16,474          Merrill Lynch
Roszel/William Blair International Portfolio                           1,714          Merrill Lynch

Roszel/Lord Abbett Bond Debenture Portfolio                                0               N/A
Roszel/Lord Abbett Affiliated Portfolio                               10,501          Merrill Lynch
                                                                      13,884    Citation Financial Group
Roszel/Allianz CCM Capital Appreciation Portfolio                     23,479          Merrill Lynch
                                                                     114,315    Citation Financial Group
Roszel/Delaware Trend Portfolio                                        2,795          Merrill Lynch
                                                                      13,476    Citation Financial Group

                                                   BROKERAGE COMMISSIONS
                                                    PAID FOR YEAR ENDED
PORTFOLIO                                             DECEMBER 31, 2003          BROKER
---------                                          ---------------------   ------------------------
Roszel/Lord Abbett Large Cap Value Portfolio       $                 518         Merrill Lynch
                                                                     684   Citation Financial Group
Roszel/BKF Large Cap Value Portfolio                                 177         Merrill Lynch
                                                                   2,395   Citation Financial Group
Roszel/MLIM Relative Value Portfolio                                  18         Merrill Lynch
Roszel/Sound Large Cap Core Portfolio                                 83         Merrill Lynch
Roszel/AllianceBernstein Large Cap Core Portfolio                      0              N/A
Roszel/Loomis Sayles Large Cap Growth Portfolio                      225         Merrill Lynch
                                                                   1,306   Citation Financial Group
Roszel/Rittenhouse Large Cap Growth Portfolio                      3,777   Citation Financial Group
Roszel/Marsico Large Cap Growth Portfolio                            599         Merrill Lynch
                                                                   3,129   Citation Financial Group
                                                                      12      Broadcourt Capital
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value                  2,077         Merrill Lynch
Portfolio                                                            282   Citation Financial Group
Roszel/Lord Abbett Mid Cap Value Portfolio                        20,237         Merrill Lynch
                                                                  15,679   Citation Financial Group
                                                                     700      Broadcourt Capital
Roszel/Franklin Mid Cap Growth Portfolio                             840         Merrill Lynch
                                                                   3,753   Citation Financial Group
Roszel/Seligman Mid Cap Growth Portfolio                          28,721         Merrill Lynch
                                                                   1,672   Citation Financial Group
Roszel/NWQ Small Cap Value Portfolio                                 753         Merrill Lynch
                                                                   3,655   Citation Financial Group
Roszel/Allianz NFJ Small Cap Value Portfolio                       5,060         Merrill Lynch
                                                                  42,823   Citation Financial Group
                                                                     275      Broadcourt Capital
Roszel/Delaware Small-Mid Cap Growth Portfolio                       468         Merrill Lynch
                                                                     376   Citation Financial Group
Roszel/JPMorgan Small Cap Growth Portfolio                         6,935         Merrill Lynch
Roszel/Lazard International Portfolio                                 71         Merrill Lynch
Roszel/Credit Suisse International Portfolio                      12,555         Merrill Lynch
Roszel/Lord Abbett Bond Debenture Portfolio                           19         Merrill Lynch
Roszel/Lord Abbett Affiliated Portfolio                            1,063         Merrill Lynch
                                                                  53,953   Citation Financial Group
                                                                      69      Broadcourt Capital
Roszel/Allianz CCM Capital Appreciation Portfolio                 42,062         Merrill Lynch
                                                                  10,400   Citation Financial Group
Roszel/Delaware Trend Portfolio                                    1,208         Merrill Lynch
                                                                   8,137   Citation Financial Group

REGULAR BROKER-DEALERS: The Trust's Portfolios' regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commission from the Trust; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; or (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the year ended December 31, 2005, the following Portfolios purchased securities issued by the Trust's regular broker-dealers:

                                                                           VALUE OF PORTFOLIO HOLDING
PORTFOLIO                                         REGULAR BROKER-DEALER         AS OF 12/31/05
---------                                         ----------------------   --------------------------
Roszel/Allianz CCM Capital Appreciation Portfolio    Lehman Brothers       $                2,627,485
Roszel/BKF Large Cap Value Portfolio                 Bank of New York                          68,987
Roszel/Fayez Sarofim Large Cap Core Portfolio         Morgan Stanley                           25,817
Roszel/Lazard International Portfolio              Credit Suisse Group                        163,040
                                                          UBS AG                              161,755
Roszel/Loomis Sayles Large Cap Growth Portfolio      Lehman Brothers                           15,124
Roszel/Lord Abbett Affiliated Portfolio              Bank of New York                         603,366
                                                      Morgan Stanley                          156,546
Roszel/Lord Abbett Bond Debenture Portfolio           Morgan Stanley                           41,624

                                                                           VALUE OF PORTFOLIO HOLDING
PORTFOLIO                                         REGULAR BROKER-DEALER         AS OF 12/31/05
---------                                         ----------------------   --------------------------
Roszel/Marisco Large Cap Growth Portfolio            Lehman Brothers                          131,502
                                                          UBS AG                              105,046
Roszel/MLIM Relative Value Portfolio                 Lehman Brothers                          435,778
Roszel/William Blair International Portfolio              UBS AG                              112,753

PORTFOLIO TURNOVER

Except for the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio, the Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. A high portfolio turnover rate (100% or more) increases a Portfolio's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a Portfolio's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a Portfolio had lower portfolio turnover. The Roszel/JPMorgan Multi-Cap Market Neutral Portfolio anticpates a portfolio turnover rate over 100%, well above that of most other mutual funds.

                        DETERMINATION OF NET ASSET VALUE

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the Board, the net asset value per share is calculated by determining the net worth of each Portfolio (assets, including securities at market value, minus liabilities) divided by the number of that Portfolio's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange ("NYSE"). Each Portfolio computes its net asset value once daily at the close of such trading (normally 4:00 p.m. New York time), on each day (as described in the Prospectuses) that the Trust is open for business.

Assets of the Portfolios are valued as follows:

      (1) securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on NASDAQ on the valuation day; if no sale occurs, securities traded on the official U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price (the last sale price and official bid price for securities traded principally on a foreign exchange is determined as of the close of the London Stock Exchange or, for securities traded on an exchange located the Asia-Pacific region, noon London time);

      (2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices;

      (3) debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Administrator if those prices are considered by the Administrator to be representative of market values as of the close of business of the NYSE;

      (4) options and futures contracts are valued at the last sale price on the market where any such option or futures contracts is principally traded;

      (5) over-the-counter option contracts are valued based upon prices provided market makers in such securities or dealers in such currencies;

      (6) forward foreign currency exchange contracts are valued using a pricing service and then calculating the mean between the last bid and asked quotations supplied by dealers in such contracts;

      (7) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the Administrator to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board; and

      (8) debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies is converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in good faith by or under procedures established by the Board.

Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of the NYSE on each business day. In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days for the Trust and days on which the Portfolios' net asset values are not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, changes in the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of a Portfolio's net asset value unless the Valuation Committee determines that a significant event has occurred since the closing of the foreign market and makes an adjustment. The Portfolios do not invest significantly in securities traded in foreign markets. Instead, the Portfolios generally make investments in foreign companies through ADRs, which are traded in the United States.

Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar Portfolio or portfolio which uses available market quotations to value all of its portfolio securities.

                      DISTRIBUTION AND REDEMPTION OF SHARES

Specific information regarding the sale (distribution) or repurchase (redemption) of shares of the Trust by the Trust is discussed under "Purchase and Redemption of Shares" in the prospectus.

DISTRIBUTION OF SHARES

Pursuant to an agreement with the Trust, shares of the Trust are currently issued and redeemed through MLPF&S. MLPF&S is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. and its principal business address is 4 World Financial Center, New York, New York 10080. Under the terms of the agreement, MLPF&S is not compensated by the Trust, sells and redeems shares at their net asset value without any sales or redemption charges and is not obligated to sell any specific number of shares.

REDEMPTION OF SHARES

The Trust is required to redeem all full and fractional shares for cash at the net asset value per share next calculated after the Trust receives the redemption order. The Trust generally makes payment for shares redeemed within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which:

      - trading on the NYSE is restricted or such exchange is closed for other than weekends and holidays;

      - an emergency exists, as determined by the SEC, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and

      - the SEC by order permits postponement for the protection of shareholders.

                                   TAX MATTERS

PORTFOLIO TAXATION

The following discussion of the federal tax status of the Portfolios is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Portfolio is treated as a separate taxpayer for federal income tax purposes. Each Portfolio has elected to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company each year. If a Portfolio: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including, for this purpose, its net ordinary investment income and net realized short-term capital gain) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which each Portfolio intends to do, then under the provisions of Subchapter M, the Portfolio should have little or no liability for federal income taxes. In particular, a Portfolio will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Portfolio generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Portfolio must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a "qualified publicly traded partnership"; and (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Portfolio may consist of such other securities of any one issuer, and the Portfolio may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Portfolio must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Portfolio and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships."

Section 817(h) Diversification Requirements

Each of the Portfolios also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company (such as the Portfolios), provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Portfolio may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), a Portfolio may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

      - no more than 55% of a Portfolio's total assets may be represented by any one investment

      -     no more than 70% by any two investments

      -     no more than 80% by any three investments

      -     no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Portfolio fails to qualify as a regulated investment company, or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Portfolio fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Portfolio fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio would be taxed on the investment earnings under their contracts and, thereby, lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Portfolios' Investment Adviser and Sub-Advisers, and each Portfolio intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Portfolio than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Portfolio's Investment Adviser and Sub-Advisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2005, the following Portfolios have capital loss carryforwards as indicated below. To the extent provided in the Code and regulations thereunder, a Portfolio may carry forward such capital losses to offset realized capital gains in future years.

                                                                      EXPIRATION DATES:

                                                       DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                     PORTFOLIO                             2011          2012           2013
---------------------------------------------------    ------------  ------------   ------------
Roszel/Lord Abbett Government Securities Portfolio    $     86,583   $     45,003   $      8,164
Roszel/MLIM Fixed-Income Portfolio                          79,760         79,760         83,967

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gain earned by a Portfolio investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gain. The effective rate of foreign tax cannot be determined at this time since the amount of these Portfolios' assets to be invested within various countries is not now known. Each Portfolio will operate so as to qualify for treaty-reduced rates of tax when applicable.

If a Portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such Portfolios would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any Portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gain and losses realized by a Portfolio in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treats such gain and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Portfolio's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Portfolio must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Portfolio that invests in certain PIKs, zero coupon securities, or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Portfolio elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because a Portfolio must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Portfolio's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gain and losses realized by the Portfolio (that is, may affect whether gain or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer losses of the Portfolio. These rules: (1) could affect the character, amount and timing of distributions to shareholders of a Portfolio, (2) could require the Portfolio to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Portfolio to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income taxes described above. To mitigate the effect of these rules and prevent its disqualification as a regulated investment company, each Portfolio seeks to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Portfolio may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in a Portfolio generally are not subject to federal income tax on Portfolio earnings or distributions or on gain realized upon the sale or redemption of Portfolio shares until they are withdrawn from the contract. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.

                                 CAPITALIZATION

The Trust was organized in Delaware on February 14, 2002 as a Delaware statutory trust. The Trust is authorized to issue an unlimited number of shares of beneficial interest, which currently are divided into the following twenty-five series: Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/BKF Large Cap Value Portfolio, Roszel/MLIM Relative Value Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/ Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Franklin Mid Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/JPMorgan Multi-Cap Market Neutral Portfolio, Roszel/Lazard International Portfolio, Roszel/William Blair International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/MLIM Fixed-Income Portfolio, and Roszel/Lord Abbett Bond Debenture Portfolio. Each series currently has only one class of shares. The Trust may establish additional portfolios with corresponding series of shares and may create one or more classes in any existing or new series, with each class having the powers, rights, qualifications, limitations as to dividends, and restrictions as the Board may determine at that time.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for its series and class by the Board and, upon liquidation or dissolution, in the net assets supporting such series and class remaining after satisfaction of outstanding liabilities. As issued, all shares are fully paid and non-assessable.

VOTING RIGHTS

As an investment company organized as a Delaware statutory trust, the Trust is not required to hold annual shareholders' meetings. The Board will, however, call a meeting of the holders of one or more series of shares, or of all of the Trust's shareholders, as applicable, whenever the 1940 Act requires shareholder action in connection with one or more of the following: (1) election of trustees, (2) approval of the management agreement, (3) approval of a subadvisory agreement as to which Roszel Advisors and the Trust do not have appropriate exemptions from the 1940 Act shareholder approval requirements, (4) ratification of selection of independent accountants, (5) approval of an underwriting agreement, or (6) reorganization or termination of a Portfolio or the Trust. The Secretary of the Trust is required to call a meeting of shareholders if requested to do so by a majority of the Board or, subject to certain conditions, by the written request of the holders of 10% or more of the votes entitled to be cast on a matter.

On any matter submitted to a vote of shareholders, each shareholder is entitled to one vote for each dollar (and fractional vote for each fraction of a dollar) of net asset value standing in such shareholder's name on the books of each series in which such shareholder owns shares entitled to vote. Except for the election of trustees and any matter for which the 1940 Act requires a "majority of outstanding voting securities", any matter on which shareholders vote is approved by the affirmative vote of a majority of the votes cast at a meeting of the shareholders at which a quorum is present. The presence, in person or by proxy, of shareholders entitled to cast at least thirty percent (30%) of the votes entitled to be cast on any matter constitutes a quorum as to such matter. Trustees may be elected by a plurality of votes entitled to be cast. Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Trust voting for the election of trustees can elect all of the trustees of the Trust if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any trustees.

Matters in which the interests of all the Portfolios are substantially identical (such as the election of trustees or the approval of independent public accountants) are voted on by all shareholders without regard to the separate Portfolios. Matters that affect all or several Portfolios, but where the interests of the Portfolios are not substantially identical (such as approval of the investment management agreement) are voted on separately by the shareholders of each Portfolio for their Portfolio. Matters affecting only one Portfolio (such as a change in its fundamental investment restrictions), are voted on separately by the shareholders of that Portfolio.

MLLIC and separate accounts of MLLIC and MLLICNY hold Portfolio shares on behalf of owners of variable contracts. Pursuant to current interpretations of the 1940 Act, MLLIC and MLLICNY intend to solicit instructions from such variable contract owners as to how to vote shares held to support their contracts and intend to vote such shares in accordance with timely receipt of such instructions. MLLIC and MLLICNY intend to vote shares they hold directly, as well as shares held in their separate accounts for which they do not receive timely instructions, in the same proportion as those shares for which voting instructions are received.

                                 CODES OF ETHICS

The Board has adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics covers the conduct (including the personal securities transactions) of each of the Trust's officers and trustees, as well as of any employees of the Trust, including those employees who participate in the selection of Portfolio securities or who have access to information regarding the Trust's pending purchases and sales of Portfolio securities (collectively referred to as "Covered Persons"). The managers of Roszel Advisors also have adopted a code of ethics that covers the conduct and personal securities transactions of officers, managers, and employees of Roszel Advisors, including Roszel Advisors' Covered Persons. The Trust and Roszel Advisors have a joint code of ethics. Likewise, MLPF&S, the principal underwriter of the Trust, has adopted a code of ethics covering the conduct and personal securities transactions of officers, directors, and employees of MLPF&S, including MLPF&S's Covered Persons.

The code of ethics is designed to prevent violations of the fiduciary responsibility owed to the clients. In general, the code of ethics restricts purchases or sales of securities being purchased or sold, or being considered for the purchase or sale, by the Trust or by Roszel Advisors. The code of ethics also prohibits personal securities transactions, other than those executed through a specified broker-dealer, unless written permission is obtained prior to the transaction. Every personal securities transaction must be periodically reported to the Chief Compliance Officer. Investment Personnel are subject to additional restrictions with regard to the Portfolio they manage. Investment Personnel must notify the Chief Compliance Officer of any intended securities transaction involving a security owned or contemplated for purchase by the managed Portfolio, they may not purchase or sell a security within seven days either before or after a purchase or sale of the same security by the managed Portfolio, they may not establish a position counter to the position of the managed Portfolio and they may not recommend that the managed Portfolio make an investment in a personal holding of the Investment Person. At least annually, the Trust and Roszel Advisors must furnish to the Trust's Board, and the Board must consider, a written report describing any issues arising under the code of ethics and certifying that the Trust or the Investment Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. Violations of the code of ethics must be brought to the attention of the Chief Compliance Officer, who will investigate and, if appropriate, levy sanctions. A copy of the code of ethics will be furnished to any client upon request. Each Adviser also has adopted, and the Board has reviewed and approved, a substantially similar code of ethics. Each Adviser has represented to the Trust that its code contains provisions reasonably necessary to prevent its personnel from engaging in the deceptive, manipulative, or fraudulent conduct prohibited by Rule 17j-1 of the Investment Company Act of 1940 Act, Rule 204A of the Investment Advisers Act of 1940 or from violating the code.

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

                              PORTFOLIO PERFORMANCE

PERFORMANCE CHART

The following table shows the average annual total returns for the one year ended December 31, 2005 and for the period from inception to December 31, 2005.

                                                                  ONE YEAR ENDED       INCEPTION TO
PORTFOLIO                                                       DECEMBER 31, 2005    DECEMBER 31, 2005
------------------------------------------------------------    -----------------    -----------------
Roszel/Lord Abbett Affiliated Portfolio                               3.18%               13.15%
Roszel/Allianz CCM Capital Appreciation Portfolio                     9.42%               15.24%
Roszel/Delaware Trend Portfolio                                       4.74%               14.87%
Roszel/Lord Abbett Large Cap Value Portfolio                          2.26%               12.09%
Roszel/BKF Large Cap Value Portfolio                                  4.16%                8.01%
Roszel/MLIM Relative Value Portfolio                                  2.14%                9.86%
Roszel/Fayez Sarofim Large Cap Core Portfolio                         3.52%                6.61%
Roszel/AllianceBernstein Large Cap Core Portfolio                     8.04%                6.44%
Roszel/ Loomis Sayles Large Cap Growth Portfolio                     10.29%                8.71%
Roszel/Rittenhouse Large Cap Growth Portfolio                         0.33%                3.73%
Roszel/ Marsico Large Cap Growth Portfolio                            2.92%                5.84%
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio           0.50%                4.59%
Roszel/Lord Abbett Mid Cap Value Portfolio                            8.23%               12.50%
Roszel/Franklin Mid Cap Growth Portfolio                             12.61%                8.80%
Roszel/Seligman Mid Cap Growth Portfolio                             11.95%               12.01%
Roszel/Delaware Small-Mid Cap Growth Portfolio                        7.79%                6.86%
Roszel/NWQ Small Cap Value Portfolio                                 11.86%               16.75%
Roszel/Allianz NFJ Small Cap Value Portfolio                         11.78%               16.70%
Roszel/JPMorgan Small Cap Growth Portfolio                            6.41%                8.98%
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio                     N/A                  N/A
Roszel/Lazard International Portfolio                                 8.48%               11.30%
Roszel/William Blair International Portfolio                         16.91%               13.51%
Roszel/Lord Abbett Government Securities Portfolio                    2.12%                3.92%
Roszel/MLIM Fixed-Income Portfolio                                    0.98%                2.32%
Roszel/Lord Abbett Bond Debenture Portfolio                           2.23%                9.36%

30-DAY YIELD

The 30-day yield for the Portfolios set forth below as of December 31, 2005 were as follows:

                                                                   30-Day Yield
                                                                   ------------
Roszel/Lord Abbett Bond Debenture Portfolio                           5.04%
Roszel/Lord Abbett Government Securities Portfolio                    4.23%
Roszel/MLIM Fixed-Income Portfolio                                    3.71%

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

                                 OTHER SERVICES

TRANSFER AGENT

Financial Data Services, Inc. ("FDS"), an affiliate of Merrill Lynch, located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the Trust's transfer agent. Services provided by FDS include issuing and recording the Trust's shares, effecting transfers of shares, preparing and issuing dividends and distribution payments, providing certain communications directly to shareholders and maintaining shareholder account records. FDS is obligated to exercise care and diligence in the performance of its duties. FDS is entitled to receive from each Portfolio a monthly fee based upon the average daily net assets of that Portfolio, according to the following schedule:


PORTFOLIO ASSETS                                     ANNUAL FEE OR RATE
-------------------------------------                ------------------
Up to $15,000,000                                       $   7,500
Above $15,000,000 through $25,000,000                       0.05%
Above $25,000,000 through $50,000,000                       0.04%
Above $50,000,000 through $75,000,000                       0.03%
Above $75,000,000                                          0.025%

CUSTODIAN

JPMorgan Chase Bank ("JPMorgan"), located at 270 Park Avenue, New York, New York 10017 maintains custody of the Trust's assets. JPMorgan is responsible for holding all securities and cash of each Portfolio, receiving and paying for securities purchased, delivering securities sold against payment, and receiving and collecting income from investments, making all payments covering expenses of the Trust, all as directed by persons authorized by the Trust. JPMorgan does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Portfolios or the Trust. Portfolio securities of the Portfolios purchased domestically are maintained in the custody of JPMorgan and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems. Portfolio securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan and such other custodians or subcustodians, including foreign banks and foreign securities depositories, as are selected by JPMorgan in accordance with regulations under the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116-5022, is the independent registered public accounting firm of the Trust.

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP of Washington, D.C. is counsel to the Trust.

ADDITIONAL INFORMATION

This SAI and the Prospectuses do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the SEC under the Securities Act of 1933.

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

                              FINANCIAL STATEMENTS

The Trust's financial statements are contained in the Trust's Annual Report for the year ended December 31, 2005, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, are incorporated herein by reference.

APPENDIX 1 -- DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"). Commercial paper merits a "Prime" rating upon Moody's evaluation of many factors, including: (1) the issuer's management; (2) the issuer's industry or industries and the speculative-type risks that may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings for a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the issuer's management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper attains a "Prime-1," "Prime-2," or "Prime-3" rating from Moody's.

"Prime-1" indicates a superior ability for repayment of senior short-term debt obligations. Issuer repayment ability is based in part on: (1) leading market positions in well-established industries; (2) a high of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternative liquidity.

"Prime-2" indicates a strong ability for repayment of short-term debt obligations. Issuer repayment ability is normally evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be subject to more variation than "Prime-1." Capitalization characteristics, while still appropriate, may be affected more by external conditions than "Prime-1." Ample alternative liquidity is maintained.

STANDARD & POOR'S RATING GROUP ("S&P"). S&P rates commercial paper based on the likelihood of the repayment of debt. S&P uses the following characteristics to rate commercial paper: (1) liquidity ratios adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) the issuer's industry is well-established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated "A-1," "A-2," or "A-3."

"A-1" indicates that the degree of safety regarding timely payment is very strong. "A-1" issues determined to possess overwhelming safety characteristics are designated with a plus (+) sign.

"A-2" indicates the capacity for timely payment on issues is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

CORPORATE BOND RATINGS

MOODY'S. Moody's assigns an "Aaa" rating only to the best quality bonds. These bonds, commonly known as "gilt edged," carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such issues.

Bonds rated "Aa" are high quality by all standards. Together with the "Aaa" group, "Aa" bonds comprise what are generally known as high-grade bonds. They are rated lower than "Aaa" bonds because of their smaller margins of protection or the fluctuation of protective elements may be of greater amplitude or there may be other elements present making long-term risks appear somewhat larger than in "Aaa" securities.

Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. "Baa" bonds lack outstanding investment characteristics and have speculative characteristics.

Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured as higher rated bonds. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes "Ba" bonds.

Bonds rated "B" generally lack desirable investment characteristics. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds rated "Caa" are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds rated "Ca" represent obligations which are highly speculative. These issues are often in default or have other marked shortcomings.

Bonds rated "C" are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's modifies corporate bond ratings numerically with a "1," "2," or "3" in each generic classification from Aa through Caa. The modifier "1" indicates that the bond ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P. S&P assigns an "AAA" rating to bonds with an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a very strong capacity to pay interest and repay principal, qualify as high-quality debt obligations, and differ from "AAA" issues in most instances only in small degree. Bonds rated "A" also have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher categories.

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas, they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated "BB", "B", "CCC", "CC", and "C", are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated "CCC" are currently vulnerable to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated "C" are currently highly vulnerable to nonpayment. They may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments continue.

Bonds are rated "D" when the issue has failed to pay one or more of its financial obligations (rated or unrated) when it came due. The "D" rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.

S&P modifies ratings with a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings from "AA" to "CCC" may be modified with a plus (+) or minus (-) sign.

APPENDIX 2 -- SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES

             SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES

                  GENERAL GUIDELINES FOR THE BOARD OF DIRECTORS

                                                 Limiting                      Requiring audit,
                                                director &           SHP         compensation,
                                Director and  officer liability   Eliminating,   and nominating
                    Director      officer        for money      directing, or    committees to
                  Nominees in indemnification   damages for      restricting    consist only of
                  uncontested  and liability   violating the      charitable      independent
                   elections    protection     duty of care     contributions      directors
----------------- ----------- --------------- ----------------- -------------- ----------------
       ISS            CBC          CBC(1)         Against          Against          For SHP
      MLIM            For           N/A             N/A              N/A              For
    JPMorgan          CBC          CBC(1)         Against          Against          For SHP
AllianceBernstein     For          CBC(1)           N/A              N/A              For
   Rittenhouse        CBC          CBC(1)         Against          Against          For SHP
       BKF            CBC           MR              N/A              N/A            For SHP
   Lord Abbett        MR            N/A             N/A              N/A              N/A
     Lazard           MR            For             MR               N/A              For
  Loomis Sayles       For          CBC(1)           N/A            Against            For
       JWS           For(2)         For             CBC              CBC              CBC

       NWQ            CBC          CBC1           Against          Against          For SHP
      Fayez           MR            MR            Against             MR              MR
     Marsico          MR            MR              MR                MR              MR
       CCM            MR          For MP          Against             MR              For
       NFJ            MR          For MP          Against            N/A              For
  William Blair       For           CBC             CBC              N/A              N/A
    Delaware          CBC          CBC(1)         Against          Against          For SHP
    Franklin          CBC           CBC             CBC            Against            For
      Kayne       Follows ISS   Follows ISS       Against          Against          For SHP

                                                         Requiring a
                                                         majority of
                                     Stock ownership     independent     Splitting
                    Term limits for  requirements for directors on the Chairman and  Fixing the size
                   outside directors    directors           board      CEO positions   of the board
-----------------  ----------------- ---------------- ---------------- ------------- ---------------
       ISS            Against SHP      Against SHP         CBC SHP          CBC            For
      MLIM              Against          Against             For          Against          For
    JPMorgan          Against SHP        For SHP             For            For            For
AllianceBernstein       Against        Against SHP           For            For            N/A
   Rittenhouse        Against SHP      Against SHP         For SHP          CBC            For
       BKF              CBC SHP      For MP; CBC SHP       For SHP        CBC SHP          N/A
   Lord Abbett            N/A              N/A               N/A            N/A            N/A
     Lazard             Against          Against             For          CBC SHP          N/A
  Loomis Sayles         Against        Against SHP           N/A            For            For
       JWS                MR               MR(3)            For(2)          For           For MP;
                                                                                        Against SHP
       NWQ            Against SHP      Against SHP         CBC SHP          CBC            For
      Fayez           Against SHP      Against SHP       Follows ISS    Follows ISS         MR
     Marsico              MR                MR               MR             MR              MR
       CCM            Against SHP      Against SHP           For            N/A           For MP
       NFJ            Against SHP      Against SHP           For            N/A           For MP
  William Blair           N/A              N/A               N/A            N/A            For
    Delaware          Against SHP      Against SHP         For SHP        CBC SHP          For
    Franklin            Against            CBC               For            For            For
      Kayne             Against        Against SHP       Follows ISS    Follows ISS        For

--------------
(1) Votes against proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness indemnification. Will vote for only those proposals that provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

(2)   Will vote against the entire board if less than 75% is independent.

(3) Follows MR as to specific levels of stock ownership but vote for SHP requiring directors to own some shares.

KEY FOR PROXY SUMMARIES

CBC: Case-by-Case

Follows ISS: the Sub-Adviser will follow the was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably recommendation of ISS on each individual proposal

MR: Follows Management's recommendation

SHP: Shareholder Proposal

          GENERAL GUIDELINES FOR PROXY CONTESTS AND CORPORATE DEFENSES

                         Director          Reimbursing
                        nominees in           proxy                             Removal of
                         contested        solicitation          Board         directors only
                         elections          expenses        classification       for cause
-------------------- ------------------ ------------------ ----------------- ------------------
        ISS                 CBC                CBC             Against            Against
       MLIM                 N/A                N/A             Against              N/A
     JPMorgan               CBC                CBC               CBC              Against
 AllianceBernstein          CBC                N/A             Against              N/A
    Rittenhouse             CBC                CBC             Against            Against
        BKF                 CBC                CBC               CBC                N/A
    Lord Abbett             MR                 N/A             Against              N/A
      Lazard                N/A                N/A             Against              N/A
   Loomis Sayles            CBC                CBC             Against            Against
        JWS                 CBC                CBC             Against              CBC
        NWQ                 CBC                CBC             Against            Against
       Fayez            Follows ISS        Follows ISS            MR              Against
      Marsico               MR                 MR                 MR                MR
        CCM                 MR                 N/A             Against              For
        NFJ                 N/A                N/A             Against              N/A
   William Blair            CBC                N/A             Against              N/A
     Delaware               CBC                CBC             Against            Against
     Franklin               CBC                CBC             Against            Against
       Kayne            Follows ISS        Follows ISS            MR              Against

                          Allowing                                                                                      Removing
                       shareholders to                                                              Management      restrictions on
                         nominate or                         Restricting SH                      ability to alter   the right of SH
                           remove                           ability to call     SH ability to     the size of the        to act
                          directors         Cumulative          special        act by written      board without      independ. of
                          directly            voting            meetings           consent          SH approval        management
-------------------- ------------------- ------------------ ----------------- ------------------ ------------------ ----------------
        ISS                  For               CBC(4)           Against              For              Against             N/A
       MLIM                  For              Against             N/A                N/A                N/A               N/A
     JPMorgan                For                CBC             Against            Against            Against             For
 AllianceBernstein           N/A              Against           Against              For                N/A               N/A
    Rittenhouse              For                For             Against              For              Against             For
        BKF                  N/A               CBC(4)             CBC                CBC                N/A               CBC
    Lord Abbett              N/A              Against             N/A                N/A                N/A               N/A
      Lazard                 N/A                CBC             Against              For                N/A               N/A
   Loomis Sayles             For                For             Against              For              Against             For
        JWS                  CBC              Against           Against              For                CBC               CBC
        NWQ                  For               CBC(4)           Against              For              Against             N/A
       Fayez                 For              Against           Against              For              Against             N/A
      Marsico                MR                 MR                 MR                MR                 MR                 MR
        CCM              Against SHP          Against             For              Against            Against             N/A
        NFJ              Against SHP          CBC For             For              Against            Against             N/A
   William Blair             N/A                N/A               N/A                N/A              Against             N/A
     Delaware                For               CBC(4)           Against              For              Against             For
     Franklin                For                For             Against              For              Against             For
       Kayne                 For              Against           Against              For              Against             N/A

-----------------
(4) Votes CBC to allow cumulative voting, but votes against proposals to eliminate it.

     GENERAL GUIDELINES FOR TAKEOVERS, TENDER OFFERS, AND CORPORATE DEFENSES

                                Proposal to have
                                  poison pills
                                  submitted to           Adopting a poison
                                shareholders for        pill; MP to ratify a     Proposal to redeem a
                                  ratification              poison pill               poison pill
--------------------------- ------------------------- ------------------------- ------------------------
           ISS                      For SHP                     CBC                     CBC SHP
           MLIM                       For                     Against                     For
         JPMorgan                   For SHP                     CBC                     CBC SHP
    AllianceBernstein               For SHP                     N/A                       CBC
       Rittenhouse                  For SHP                   Against                   For SHP
           BKF                      CBC SHP                   CBC SHP                   CBC SHP
       Lord Abbett                  For SHP                     CBC                       CBC
          Lazard                      For                       CBC                       CBC
      Loomis Sayles                 For SHP                   CBC (MP)                 CBC (SHP)
           JWS                        For                     Against                     For
           NWQ                      For SHP                     CBC                     CBC SHP
          Fayez                     For SHP                 Follows ISS               Follows ISS
         Marsico                       MR                        MR                       MR
           CCM                        For                       CBC                 For MP; CBC SHP
           NFJ                        For                       CBC                 For MP; CBC SHP
      William Blair                   CBC                     Against                   Against
         Delaware                   For SHP                    CBC MP                   CBC SHP
         Franklin                   For SHP                   Against                     CBC
          Kayne                     For SHP                 Follows ISS               Follows ISS

                                                            Lowering the SH                                   Requiring a super-
                                Adopting Fair Price       vote requirement in          Anti-Greenmail         majority SH vote to
                                  Provisions (FPP)           existing FPPs               provisions              effect change
---------------------------   ------------------------- ------------------------- ------------------------- ------------------------
           ISS                         CBC5                       N/A                       For                     Against
           MLIM                         N/A                       N/A                       N/A                       N/A
         JPMorgan                       For(5)                    N/A                       For                     Against
    AllianceBernstein                   CBC                       N/A                       For                     Against
       Rittenhouse                      CBC                     For SHP                     For                     Against
           BKF                          N/A                       N/A                 CBC SHP; For MP                 CBC
       Lord Abbett                      For                       N/A                       For                       N/A
          Lazard                      Against                     N/A                       N/A                     Against
      Loomis Sayles                     For(5)                    For                       For                     Against
           JWS                          CBC                       CBC                       For                     Against
           NWQ                          CBC(5)                    N/A                       For                     Against
          Fayez                     Follows ISS                   N/A                       For                     Against
         Marsico                         MR                        MR                        MR                       MR
           CCM                        For MP(5)                 For SHP                     For                     Against
           NFJ                        For MP(5)                 For SHP                     For                     Against
      William Blair                   Against                     N/A                     Against                   Against
         Delaware                       CBC                       For                       For                     Against
         Franklin                       CBC                       CBC                       For                     Against
          Kayne                     Follows ISS               Follows ISS               Follows ISS                 Against

-----------------
(5) Will vote against if SH vote requirement is greater than a majority of disinterested shares.

      GENERAL GUIDELINES FOR MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

                                                          Independent Vote
                                                           Tabulators and        Allowing Significant
                                                            Independent           SHs equal access to
                                                           Inspectors of          management's proxy
                              Confidential voting            elections                 materials
--------------------------- ------------------------- ------------------------- -----------------------
           ISS                        For                     For SHP                     For
           MLIM                       For                       For                       N/A
         JPMorgan                   For SHP                   For SHP                     For
    AllianceBernstein                 For                       N/A                       For
       Rittenhouse                  For SHP*                  For SHP*                    For
           BKF                      For SHP                    For MP                     N/A
       Lord Abbett                  For SHP                     N/A                       N/A
          Lazard                      For                       N/A                       N/A
      Loomis Sayles                   For                       For                       For
           JWS                        For                   Against SHP                   CBC
           NWQ                        For                     For SHP                     For
          Fayez                       For                        MR                       For
         Marsico                       MR                        MR                       MR
           CCM                        For                       For                       For
           NFJ                        For                       For                       For
      William Blair                   N/A                       N/A                       N/A
         Delaware                     For                     For SHP                     N/A
         Franklin                     For                     For SHP                     For
          Kayne                       For                        MR                       For

                                                                                                              Giving Management
                                     Bundled                                       Changing date, time,    authority to adjourn a
                                  (Conditioned)          Shareholder Advisory     or location of annual      SH meeting for any
                                    Proposals                 Committee                 SH meeting                 reason
---------------------------  ------------------------- ------------------------- ------------------------- ------------------------
           ISS                         CBC                       CBC               For MP; Against SHP             Against
           MLIM                        N/A                       N/A                       N/A                       N/A
         JPMorgan                      CBC                       N/A                   Against SHP                   N/A
    AllianceBernstein                  N/A                       N/A                   Against SHP                   N/A
       Rittenhouse                     CBC                       For                       N/A                       N/A
           BKF                         N/A                       N/A                       N/A                       N/A
       Lord Abbett                     N/A                       N/A                       N/A                       N/A
          Lazard                       N/A                     Against                      MR                     Against
      Loomis Sayles                    CBC                       CBC                       N/A                       N/A
           JWS                         CBC                   Against SHP           For MP; Against SHP               CBC
           NWQ                         CBC                       CBC               For MP; Against SHP             Against
          Fayez                    Follows ISS               Follows ISS           For MP; Against SHP             Against
         Marsico                        MR                        MR                        MR                       MR
           CCM                         N/A                   Against SHP               Against SHP                   N/A
           NFJ                         N/A                   Against SHP               Against SHP                   N/A
      William Blair                    N/A                       CBC                       N/A                       N/A
         Delaware                      CBC                       N/A               For MP; Against SHP             Against
         Franklin                      CBC                       CBC               For MP; Against SHP             Against
          Kayne                    Follows ISS               Follows ISS           For MP, Against SHP             Against

-----------------
(*) Votes for SHP as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

                         GENERAL GUIDELINES FOR AUDITORS

                                                                                            Requiring a company to
                                                           auditors to provide non-          periodically change
                                Approval of                 Restricting ability of              its audit firm
                           independent auditors                 audit services              (every 5 years or more)
------------------         --------------------           ------------------------          -----------------------
       ISS                          For                               CBC                              For
       MLIM                         For                               N/A                              N/A
     JPMorgan                       For(6)                            N/A                              For
AllianceBernstein                   For                               CBC                              N/A
   Rittenhouse                      For                               CBC(7)                           CBC
       BKF                          For                               N/A                              N/A
   Lord Abbett                      MR                                N/A                              N/A
      Lazard                        MR                                N/A                              N/A
  Loomis Sayles                     For                               N/A                              N/A
       JWS                          For                             Against                          Against
       NWQ                          For                               CBC                              For
      Fayez                         For                           Follows ISS                          For
     Marsico                        MR                                 MR                              MR
       CCM                          For                           Against SHP                      Against SHP
       NFJ                          For                           Against SHP                      Against SHP
  William Blair                     For                               N/A                              N/A
     Delaware                       For                             CBC SHP                          For SHP
     Franklin                       For(6)                            CBC                              CBC
      Kayne                         For                           Follows ISS                      Follows ISS

-----------------
(6) Will vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

                    GENERAL GUIDELINES FOR CAPITAL STRUCTURE

                           Share                              Increasing
                        repurchase                            number of
                         programs                             shares of
                       where all SH                          common stock
                      can participate                       authorized for     Reverse stock
                      on equal terms       Stock split          issue              split
-------------------- ------------------ ------------------ ----------------- ------------------
        ISS                 For                For               CBC                For
       MLIM                 For                For               N/A                N/A
     JPMorgan             For MP             For MP              CBC              For MP
 AllianceBernstein          For                CBC               CBC                N/A
    Rittenhouse           For MP            For MP**           For(8)             Against
        BKF               For MP             For MP              CBC              For MP
    Lord Abbett             N/A                MR                MR                 MR
      Lazard                For              For MP          For MP(9)            For MP
   Loomis Sayles          For MP             For MP          Follows ISS            N/A
        JWS                 For               For(10)         For(11)             For(10)
        NWQ                 For                For               CBC                For
       Fayez                For                For           Follows ISS            For
      Marsico               MR                 MR                MR                 MR
        CCM               For MP             For MP            For MP             For MP
        NFJ               For MP             For MP            For MP             For MP
   William Blair            For                N/A               CBC                N/A
     Delaware             For MP             For MP              CBC              For MP
     Franklin               For              For MP            CBC(11)              For
       Kayne                For                For           Follows ISS        Follows ISS

                                                                                  Requiring SH
                                                                                ratification of
                                                                                  blank check
                                          Increasing the                        preferred stock                       Authorizing
                                             number of       Creating a new        issues for                       preferred stock
                                            authorized          class of           other than       Authorizing           with
                       Increase shares      blank check       common stock          general       the creation of     reasonable,
                          for debt           preferred       with superior         corporate        blank check        specified
                        restructuring         shares         voting rights          purposes      preferred stock        rights
--------------------  ------------------ ------------------ ----------------- ------------------ ------------------ ----------------
        ISS                  CBC                CBC             Against              For             Against(7)           N/A
       MLIM                  N/A                N/A               N/A                N/A                N/A               N/A
     JPMorgan                CBC                CBC               N/A                For            Against(8)            For
 AllianceBernstein           N/A              Against           Against              N/A              Against             N/A
    Rittenhouse              CBC              Against           Against              For              Against             N/A
        BKF                For MP               N/A             Against              N/A                N/A              For MP
    Lord Abbett              MR                 N/A               N/A                N/A                N/A               N/A
      Lazard                 N/A              Against             CBC                For              Against          For MP(10)
   Loomis Sayles             CBC                CBC               N/A                For            Against(10)           N/A
        JWS                  CBC              Against           Against            Against             CBC               CBC(12)
        NWQ                  CBC                CBC             Against              For            Against(8)            N/A
       Fayez             Follows ISS        Follows ISS         Against              For              Against             N/A
      Marsico                MR                 MR                 MR                MR                 MR                 MR
        CCM                  CBC              Against           Against              For              Against           For(10)
        NFJ                  CBC                N/A             Against              For              Against           For(10)
   William Blair             CBC                CBC               N/A                N/A                CBC               For
     Delaware                For              Against           Against              N/A            Against(8)            For
     Franklin                CBC                CBC             Against              For            Against(8)            CBC
       Kayne             Follows ISS        Follows ISS         Against              For            Against(10)       Follows ISS

-----------------
(**) Provided split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

(7)   Will vote for if shares can't be used as a takeover defense.

(8)   Will vote against if the number of shares (post-increase) is excessive.

(9)   As long as not related to anti-takeover measures.

(10) Will vote for where company states that the stock will not be used as a takeover defense or carry superior voting rights.

(11) If not an anti-takeover measure and if not greater than 5 times number currently outstanding.

(12) Votes for MP to increase authorized preferred stock or to create new classes of preferred stock; also votes for the elimination of classes of preferred stock.

                GENERAL GUIDELINES FOR COMPENSATION AND BENEFITS

                                                  Submitting golden         Retirement            SHP to limit
                             Compensation         & tin parachutes         benefits for           executive and
                                 plans           for SH ratification     outside directors        director pay
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
          ISS                     CBC                    For                    N/A                    CBC
         MLIM               Follows ISS(13)              N/A                  Against                  N/A
       JPMorgan                   CBC                    N/A                    N/A                    CBC
   AllianceBernstein              N/A                   For15                   N/A                  Against
      Rittenhouse                 CBC                   N/A(16)                 N/A                    CBC
          BKF                     CBC                  CBC SHP                CBC SHP                  CBC
      Lord Abbett               For MP                   N/A                    N/A                    N/A
        Lazard                    For                    N/A                    N/A                  Against
     Loomis Sayles                CBC                  For SHP                  N/A                    CBC
          JWS                     For                    For                   For(17)               Against
          NWQ                     CBC                    For                    N/A                    CBC
         Fayez                Follows ISS                For                    N/A                  Follows
        Marsico                   MR                     MR                     MR                     MR
          CCM                     CBC                   For(19)                 N/A                  Against
          NFJ                     CBC                   For(21)                 N/A                  Against
     William Blair                CBC                    CBC                  Against                  CBC
       Delaware                   CBC                    For                  Against                Against
       Franklin                   CBC                    For                  Against                  CBC
         Kayne               Follows ISS(23)             For                  Against              Follows ISS

                            Employee stock
                               purchase or
                             ownership plans       Implementing a         Paying outside       Further disclosure
                            that apply to all       401(k) savings        directors only in      of executive and
                                employees         plan for employees            stock              director pay
------------------------  ---------------------- ---------------------- ---------------------- ---------------------
          ISS                      CBC                    For                    N/A                   For
         MLIM                      For                    N/A                  Against               Against
       JPMorgan                   For(14)                 For                    N/A                 For SHP
   AllianceBernstein               CBC                    N/A                  Against                 For
      Rittenhouse                  For                    For                    N/A                 CBC SHP
          BKF                      CBC                    N/A                    N/A                 CBC SHP
      Lord Abbett                  N/A                    N/A                    N/A                   N/A
        Lazard                     For                    N/A                    N/A                 Against
     Loomis Sayles             Follows ISS                For                    N/A                 For SHP
          JWS                     For(18)                 CBC                    CBC               Against SHP
          NWQ                      CBC                    For                    N/A                   For
         Fayez                 Follows ISS                For                    N/A                   For
        Marsico                    MR                     MR                     MR                     MR
          CCM                    For MP(20)             For MP                   N/A               Against SHP
          NFJ                    For MP(22)             For MP                   N/A               Against SHP
     William Blair                 N/A                    N/A                    N/A                   N/A
       Delaware                    CBC                    For                  Against               For SHP
       Franklin                    CBC                    For                    CBC                   For
         Kayne                 Follows ISS                For                Follows ISS           Follows ISS

-----------------
(13) If ISS's recommendation is based solely on whether the company's compensation plan satisfies the allowable cap that ISS calculates. If ISS's recommendation is based on additional factors, examines the proposed compensation plan.

(14) Votes for plans with an offering period of 27 months or less and voting power dilution is 10% or less; otherwise, votes against.

(15)  Once they have been negotiated by management.

(16)  Vote for SHP to have golden and tin parachutes eliminated.

(17) Against all SHP to interfere with director compensation. 18 Should not exceed 10% of the number of shares outstanding.

(19) Vote for MP to limit golden parachutes; vote against SHP to limit golden parachutes.

(20)  As long as the plan does not permit a discount greater than 15%.

(21) Vote for MP to limit golden parachutes; vote against SHP to limit golden parachutes.

(22)  As long as the plan does not permit a discount greater than 15%.

(23) If dilutive effect to existing shareholders of stock compensation plan is reasonable, vote may differ from the ISS recommendation.

      GENERAL GUIDELINES FOR STATE OF INCORPORATION, MERGERS AND CORPORATE
                                  RESTRUCTURING

                   Opting in or out     Changing
                  of state takeover  Company's state Reincorporation Mergers and
                       statutes     of incorporation outside of U.S. Acquisitions
----------------- ----------------- ---------------- --------------- ------------
       ISS               CBC               CBC             N/A           CBC
      MLIM               N/A               N/A             N/A           N/A
    JPMorgan             CBC               CBC           Against         CBC
AllianceBernstein        CBC               CBC             CBC           CBC
   Rittenhouse           CBC               CBC             N/A           CBC
       BKF               N/A               CBC             N/A           CBC
   Lord Abbett           N/A               N/A             N/A           N/A
     Lazard              N/A               N/A             N/A           CBC
  Loomis Sayles          CBC               CBC             N/A           CBC
       JWS             Against           For(24)         Against         CBC
       NWQ               CBC               CBC             N/A           CBC
      Fayez          Follows ISS       Follows ISS         N/A       Follows ISS
     Marsico              MR               MR               MR            MR
       CCM         For (opting out       CBC(25)           N/A           CBC
                        only)
       NFJ               CBC             CBC(26)           N/A           CBC
  William Blair          N/A               CBC             CBC           For
    Delaware             CBC               CBC             N/A           CBC
    Franklin             CBC               CBC           Against         CBC
      Kayne          Follows ISS       Follows ISS     Follows ISS    Follows ISS

                                                            Allowing the board to
                                                                consider non-
                                                                 shareholder
                                                            constituents or other
                                               Proposal to  non-financial effects
                     Corporate    Rights of    change the     when evaluating a
                   Restructuring  Appraisal  company's name    business change
-----------------  ------------- ----------- -------------- ---------------------
       ISS              CBC          For           For               N/A
      MLIM              N/A          N/A           For               N/A
    JPMorgan            CBC          For           For             Against
AllianceBernstein       CBC          N/A           N/A             Against
   Rittenhouse          CBC          For           For               N/A
       BKF              CBC          N/A           N/A               N/A
   Lord Abbett          N/A          N/A           N/A               N/A
     Lazard             CBC          N/A           MR                N/A
  Loomis Sayles         CBC          For           For               N/A
       JWS              CBC          CBC        For MP(23)           CBC
       NWQ              CBC          For           For               N/A
      Fayez         Follows ISS      For           For               N/A
     Marsico             MR           MR           MR                MR
       CCM              CBC      Against SHP     For MP            Against

       NFJ              CBC      Against SHP     For MP            Against
  William Blair         CBC          N/A           CBC               N/A
    Delaware            CBC          For           For             Against
    Franklin            CBC          For           For             Against
      Kayne         Follows ISS      For           For           Follows ISS

-----------------
(24)  Unless it is an anti-takeover measure.

(25) Votes against reincorporation in a state with more stringent anti-takeover and related provisions.

(26) Votes against reincorporation in a state with more stringent anti-takeover and related provisions.

APPENDIX 2 -- SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES

THE FOLLOWING NARRATIVES AND BULLET POINTS SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION PRESENTED IN THE PRECEDING CHART

      INSTITUTIONAL SHAREHOLDER SERVICES, INC.(SM) ("ISS") - ISS is an independent proxy voting service. A number of the Sub-Advisers, as noted below, have hired ISS to review proxy proposals and make voting recommendations. While ISS is often asked to make such recommendations based on the Sub-Adviser's own guidelines, ISS has also developed its own guidelines that Advisers can elect to utilize.

ISS GENERALLY RECOMMENDS VOTING FOR:

      -     Management Proposal ("MP") to reduce the par value of common stock.

      - Environmental or social reports (1) on the level of greenhouse gas emissions, (2) outlining vendor standards compliance, (3) on a company's involvement with space based weaponization, (4) on a company's efforts to diversify the board, (5) on affirmative action initiatives, and (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations.

ISS GENERALLY RECOMMENDS VOTING AGAINST:

      - Shareholder Proposal ("SHP") to impose a mandatory retirement age for outside Directors.

      - Proposals that provide the only continuing Directors may elect replacements to fill board vacancies.

      -     Dual class exchange offers and dual class recapitalizations.

      - Environmental and social proposals (1) that completely phase out genetically modified ingredients from a company's products, (2) asking companies to report on the health and environmental effects of genetically modified ingredient, (3) asking companies to report on its policies aimed at curtailing gun violence in the U.S., (4) seeking stronger product warnings, (5) seeking prohibition of investment in tobacco equities, (6) asking a company to affirm political nonpartisanship in the workplace, (7) to report or publish in newspapers the company's political contributions, (8) disallowing the company from making political, (9) requesting reports on foreign military sales or offsets, (10) seeking information on the diversity efforts of suppliers and service providers, and (11) to extend company benefits to or eliminate benefits from domestic partners.

ISS GENERALLY RECOMMENDS VOTING ON A CASE-BY-CASE BASIS:

      -     SHP that seek preemptive rights.


      -     Creation of a tracking stock.

      -     MP to reprice stock options.

      -     Proposals to cancel or ratify golden or tin parachutes.

      -     Environmental or social proposals not already mentioned.

      MERRILL LYNCH INVESTMENT MANAGERS ("MLIM") - MLIM makes proxy voting decisions that it believes are solely in the best interests of its clients. MLIM will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. MLIM has formed a Proxy Voting Committee to address proxy voting issues. The Committee will be chaired by the Chief Investment Officer of MLIM and will consist of portfolio managers and investment analysts who are representative of various divisions of MLIM. No MLIM employee whose responsibilities relate primarily to marketing or sales may serve as a member of the Committee, and the Committee's membership shall be limited to full-time employees of MLIM. The Committee will vote by following the guidelines that it has established. However, the Committee will analyze each proxy individually in order to ensure that it is voting in the best interests of the client. When a material issue is involved in voting a proxy and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise it on how to vote or to cast the vote for it. The Committee has also hired ISS to assist it. The services provided by ISS include in-depth research, voting recommendations, vote execution, and record keeping.

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

MLIM GENERALLY VOTES FOR:


      -     Proposals seeking election of supervisory board members.

      - Proposals to allow a board of directors to delegate powers to committees.

      -     Proposals to elect account inspectors.

      -     Proposals seeking authorization to fix the remuneration of auditors.

      -     Approving internal statutory auditors.

      - Proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years.

      - Proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights.

      - Proposals to denominate or authorize denomination of securities or other obligations or assets in Euros.

      - Proposals designating two shareholders to keep minutes of the meeting.

      - Proposals concerning accepting or approving financial statements and statutory reports.

      - Proposals approving the discharge of management and the supervisory board.

      -     Proposals approving the allocation of income and dividends.

      - Proposals seeking authorization to file required documents/other formalities.

      - Proposals to authorize the corporate board to ratify and execute approved resolutions.

      -     Proposals electing a chair of the meeting.

      - Proposals to permit "virtual" shareholder meetings over the Internet.

MLIM GENERALLY VOTES AGAINST:

      - Proposals seeking additional representation of women and/or minorities to a board of directors.

      -     Proposals to require a mandatory retirement age for directors.

      -     Proposals to reprice stock options.

      - Proposals seeking authorization to issue shares without preemptive rights.

      - Proposals that seek authority to act on "any other business that may arise."

      -     Proposals to require rotating the sites for shareholder meetings.


      - Proposals that seek to limit corporate conduct because of environmental or social concerns.

      - Proposals that seek to require companies to report on environmental or social concerns.

      JPMORGAN INVESTMENT MANAGEMENT INC. ("JPMORGAN") - Generally, JPMorgan's proxy voting policies are designed with the uniform objective of encouraging corporate action that enhances shareholder value. To accomplish this goal, JPMorgan has adopted guidelines that were developed and approved by its Proxy Committees. A Proxy Committee and a Proxy Administrator (a JPMorgan professional) have been selected for each global location where proxy voting decisions are made. The Committees will consist of the Proxy Administrator for that region and senior officers from among the investment, legal, compliance, and risk management departments. The Proxy Administrators are charged with oversight of the proxy voting procedures and the entire proxy voting process. Additionally JPMorgan, may, but shall not be obliged to, retain the services of an independent proxy voting service to assist it in the proxy voting process.

      In the event that a JPMorgan investment professional makes a voting recommendation in connection with an "Override" (issues not covered by the guidelines, issues requiring a case-by-case determination, or a vote contrary to the guidelines) he or she must provide the appropriate Proxy Administrator with written certification that he or she received no communication in regard to the proxy that would violate any of JPMorgan's policies, received no communications that would suggest the existence or an actual or potential conflict between JPMorgan's interests and that of its clients, and that he or she was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the client's interests. This certification must also contain an analysis supporting the "Override" recommendation.

      JPMorgan has adopted policies and procedures to address material conflicts of interest that may arise between JPMorgan's interests and those of its clients. JPMorgan has adopted a Safeguard Policy and established formal informational barriers designed to restrict the flow of information from JPMorgan Chase's securities, lending, investment banking, and other divisions to JPMorgan investment professionals. These

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

informational barriers include computer firewalls, the establishment of separate legal entities, and the physical separation of employees from separate business divisions. Material conflicts of interest are also avoided by voting in accordance with the guidelines as pre-determined by the Proxy Committees. When an "Override" vote occurs and a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. In the event that they find an actual conflict, they will decide how to vote the proxy. Additionally, in the course of addressing a material conflict, JPMorgan may elect to take one or more of the following measures, or other appropriate action: removing or "walling off" certain personnel from the proxy voting process, voting in accordance with the guidelines, or deferring the vote to an independent voting service.

      Because the regulatory framework and the business cultures and practices vary from region to region of the world, JPMorgan has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America, and South America (3) Asia (excluding Japan), and (4) Japan. Only the North American guidelines are summarized here and in the chart.

JPMORGAN GENERALLY VOTES FOR:

      -     Proposals to limit the size of the board to 15 members.

      -     Creation of an independent nominating committee.

      -     Proposals to adjourn meetings when votes are not sufficient.

      - Proposals to allow shareholders to bring up "other matters" at shareholder meetings.

      -     SHP requesting that companies disclose the names of SH proponents.

      -     MP to reduce the par value of common stock.

      - Cash and cash-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

      -     SHP to expense fixed-price options.

JPMORGAN GENERALLY VOTES AGAINST:

      - Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

      -     SHP to include non-management employees on the board.

      - Proposals to increase the number of authorized shares of a class of stock that has superior voting rights.

      -     Repricing stock options.

      - Proposals requiring executives to hold the stock received upon option exercise for a specified period of time.

JPMORGAN GENERALLY VOTES ON A CASE-BY-CASE BASIS:

      - Proposals that require companies to seek shareholder approval before placing 10% or more of the voting stock with a single investor.

      -     SHP for performance pay.

      -     Proposals to ratify or cancel golden or tin parachutes.

      -     All proposals related to environmental and social issues.

ALLIANCEBERNSTEIN L.P. ("ALLIANCEBERNSTEIN") - AllianceBernstein has a Proxy Committee that consists of senior investment professionals and a member of its Legal and Compliance Department. The Proxy Committee will review the Proxy Voting Policies and Procedures at least annually. AllianceBernstein also subscribes to the corporate governance and proxy research services of ISS.

      In order to avoid any perceived conflict of interest, AllianceBernstein has established procedures for use when a potential material conflict of interest is encountered to ensure that voting decisions are based on the client's best interest and are not the product of conflict. In general, the vote will be cast in conformity with the Proxy Voting Policies and Procedures. When the policy states that a vote will be on a case-by-case basis, the Policy provides criteria to guide the vote. If the criteria do not clearly decide the vote, a member of the Proxy Committee will make the voting decision in accordance with AllianceBernstein's basic principal of increasing the value of the securities in its clients' accounts, and the voting rationale will be clearly documented. AllianceBernstein also has procedures to review proposed votes.

ALLIANCEBERNSTEIN GENERALLY VOTES FOR:

      - MP to change the board structure or amend the articles of incorporation.

      -     SHP to submit options repricing to a shareholder vote.

      -     SHP to expense stock options.

      -     SHP to exclude pension income from performance based compensation.

      - Proposals requiring a company to amend its Equal Opportunity Employment policies to specifically reference sexual orientation.

ALLIANCEBERNSTEIN GENERALLY VOTES AGAINST:

      - MP to allow management to act on issues raised by shareholders at a meeting.

      - SHP to require mandatory holding periods after the exercise of executive stock options.

      -     SHP to require two candidates for each board seat.

ALLIANCEBERNSTEIN GENERALLY VOTES ON A CASE-BY-CASE BASIS:

      -     MP to take advantage of NYSE controlled company exemption.

      -     MP to eliminate preemptive rights.

      -     SHP to permit open access to the proxy.

      - SHP to require all or a portion of stock options granted to executives to be based on performance.

      -     Social, environmental, and political issue proposals.

      RITTENHOUSE ASSET MANAGEMENT, INC. ("RITTENHOUSE") - Rittenhouse has assigned oversight of the proxy voting process to the Corporate Governance Committee. The Committee grants authority to staff members to vote proxies in accordance with the guidelines they have developed. The Corporate Governance Committee retains the authority to deliberate and provide voting direction on contentious issues.

      The Corporate Governance Committee shall meet periodically to review the proxy voting process and evaluate whether there are any material conflicts of interest. In determining whether there is a material conflict of interest, the Corporate Governance Committee shall evaluate the facts and circumstances of the situation and the relationship between Rittenhouse and its directors, officers and employees, and the issuer and its directors, officers and employees. In particular, Rittenhouse will consider the overall materiality of any fees paid by a corporate client to Rittenhouse and relationships among directors, officers and employees of Rittenhouse (and their close relatives) and officers, directors, candidates for director of the issuer and named participants in a proxy contest. If an issuer is a client of Rittenhouse that accounts for more than 5% of Rittenhouse's annual revenues, such relationship will be deemed to raise material conflicts of interest with respect to such issuer's proxies. Holdings by members of the Corporate Governance Committee (and their close relatives) in securities of an issuer of less than 5% of such issuer's outstanding securities will be deemed not to raise material conflicts of interest; personal holdings of 5% and above will be evaluated on a case-by-case basis. In addition, members of the Corporate Governance Committee are required to report to the other members of the Committee if they have been lobbied by a Rittenhouse officer or employee on a proxy voting matter, so the Committee can evaluate whether a conflict exists with respect to that director or employee and whether that conflict could affect the Committee's decision.

      Although Rittenhouse has affiliates that provide investment advisory, broker-dealer, or other financial services, it does not generally receive non-public information about the business arrangements of such affiliates (except in limited circumstances such as with regard to major distribution partners of their investment products) or the directors, officers and employees of such affiliates. Therefore, Rittenhouse is unable to consider such information in its process of determining whether there are material conflicts of interest.

      Unless the Corporate Governance Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, proxies shall be voted in a manner consistent with the guidelines set forth below and in the preceding chart. Where a material conflict of interest has been identified and the matter

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

is addressed in the Guidelines, the proxies shall be voted in accordance with the Guidelines. Where a material conflict of interest has been identified and the matter is not covered in the Guidelines, the Corporate Governance Committee shall follow the recommendation of, or delegate voting to, a third party proxy service provider, or disclose the conflict to the client and advise the client that its securities will be voted upon the client's written direction.

Rittenhouse generally votes for

      -     Expensing the cost of stock options

      - Disclosure reports that seek additional information on environmental, energy and employment discrimination concerns when it appears that companies have not already adequately addressed the issue

Rittenhouse generally votes against

      -     Dual class exchange offers and dual class recapitalizations

      -     To create preemptive rights

      -     Golden and tin parachutes

Rittenhouse generally abstains from voting:

      - Approving any other business that may come before the board and was not described in the proxy statement

Rittenhouse generally votes on a case-by-case basis:

      -     Creation of tracking stock

      BKF ASSET MANAGEMENT, INC. ("BKF") - When delegated the responsibility of voting proxies for client accounts, BKF (including its subsidiaries) makes voting decisions to serve the best interests of clients. In fulfilling its obligations to clients, BKF seeks to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide BKF with a statement of proxy voting policy. In these situations, BKF generally seeks to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibilities of BKF.

      To ensure consistency in voting proxies on behalf of its clients, BKF will utilize the proxy voting guidelines set forth by ISS with respect to a wide range of matters. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. BKF's policies do not follow the ISS guidelines in all respects, and BKF may vote in a manner that is contrary to the general guidelines if it believes that such vote would be in the best interests of BKF's clients.

      Certain accounts, including affiliated investment vehicles, managed by BKF pursuant to alternative investment strategies may make investments with short-term investment horizons, that are transaction specific or are otherwise event driven. For this reason, the application of the general guidelines, which are geared towards achieving what is in the long term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of BKF responsible for making proxy voting decisions with regard to such accounts will evaluate proposals on an individual basis and may depart from BKF's general guidelines in voting on such proposals in order to best serve the financial interests of the clients of the strategy. As a result, BKF may from time to time cast different votes for different clients with regard to the same proposal. In the case of conflicts of interest, however, the procedures outlined below under "Conflicts of Interest" will be followed with regard to all accounts of BKF.

      BKF is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when (i) proxy votes are solicited by an issuer who has an account relationship with BKF;
(ii) proxy votes are solicited by an issuer that has a material business relationship with BKF; (iii) a proponent of a proxy proposal has a business relationship with BKF (e.g., a pension fund or an employee group for which BKF manages money); (iv) BKF has material business relationships with participants in proxy contests, corporate directors, or candidates; or (v) an employee of BKF may have a personal interest in the outcome of a particular matter.

      These items are only examples; additional conflicts of interest may arise from time to time. All employees of BKF are required to communicate any potential conflicts of interest with the Legal/Compliance Department immediately. The Legal/Compliance Department will keep an updated "Proxy Conflicts Watch List" containing the names of issuers in which the firm has identified a conflict of interest.

      It is the Firm's policy to resolve all conflicts of interest in the clients' collective best interest. In order to ensure an unbiased decision on matters of conflict in situations, BKF has retained ISS, an independent third party with expertise in proxy voting and corporate governance, to provide research and recommendations and will vote in accordance with recommendations provided by ISS; provided, however, that a portfolio manager with regard to an investment strategy may seek approval from the Legal/Compliance Department to vote differently from such recommendation if the portfolio manager believes that there is compelling evidence that voting differently would be in the best interests of BKF's clients.

      In situations where a client of the firm requests to direct their vote, the client's instructions will supercede all other policies.

      In situations where a client of BKF may have a relationship with an issuer or the proponent of a proposal, BKF may take such fact into consideration and vote on behalf of such client in a manner that differs from the manner in which BKF votes on behalf of other clients.

      The operations department of BKF (the "Operations Department") is responsible for identifying the clients for whom BKF is required to vote proxies and provides to the portfolio managers the proxy proposals and ISS recommendations relating to the securities held in the accounts managed by such portfolio managers The portfolio managers are responsible for making a voting determination based on the proxy voting guidelines of BKF and for directing the Operations Department as to the manner in which proxies shall be voted in the event that their voting decision differs from that of ISS. Members of the Legal/Compliance Department of BKF shall review the instructions provided by the portfolio managers to insure that such instructions comply with the proxy voting guidelines of BKF. BKF utilizes ISS VoteX software to tabulate and record proxies voted on behalf of its clients.

BKF GENERALLY VOTES FOR:

      - Proposals to ratify auditors, unless any of the following apply: (i) an auditor has a financial interest in or association with the company, and is therefore not independent; (ii) fees for non-audit services are excessive; or (iii) there is a reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

      - SHP asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

      - SHP asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      - SHP requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

      -     MP to adopt confidential voting.

      - Reincorporation when the economic factors outweigh any neutral or negative governance changes.

      - Proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

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


      - Proposals to create a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholder and/or (ii) it is not designed to preserve the voting power of an insider or significant shareholder.

      - Employee stock purchase plans where all of the following apply: (i) purchase price is at least 85% of fair market value; (ii) offering period is 27 months or less, and/or (iii) potential voting power dilution (VPD) is 10% or less.

BKF GENERALLY VOTES AGAINST:

      -     Proposals to eliminate cumulative voting.

      - Proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      - Proposals to create a new class of common stock with superior voting rights.

      - Equity plans that explicitly permit repricing or where the company has a history or repricing without shareholder approval.

      - Employee stock purchase plans where any of the opposite conditions obtain.

BKF GENERALLY VOTES ON A CASE-BY-CASE BASIS:

      - Votes on director nominees, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

      - Proposals to classify the board or to repeal classified boards and to elect all directors annually.

      - SHP requiring that the positions of Chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into accounting determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

      - Proposals to restrict or prohibit shareholders from taking action by written consent.

      - Proposals to allow or make easier shareholder action by written consent.

      - Proposals to restrict or prohibit shareholder ability to call special meetings.

      - Proposals that remove restrictions on the right of shareholders to act independently of management.

      -     Proposals to require a supermajority shareholder vote.

      -     Proposals to lower supermajority vote requirements.

      - Proposals to restore or permit cumulative voting relative to the company's other governance provisions.

      - Votes in a contested election of directors must be evaluated, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

      - Reimbursing proxy solicitation expenses. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

      - SHP that ask a company to submit its poison pill for shareholder ratification.

      - SHP to redeem a company's poison pill and management proposals to ratify a poison pill.

      - Mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

      - Proposals to change a company's state of incorporation, giving consideration to both financial and corporate governance provisions, and a comparison of the jurisdictional laws.

      - Proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

      - Compensation plans. The methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to

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

            voting power. Once ISS determines the estimated cost of the plan, it is compared to a company specific dilution cap.

      - MP seeking approval to reprice options giving consideration to the following: (i) historic; (ii) trading patterns; (iii) rationale for the repricing; (iv) value-for-value exchange; (v) option vesting;
            (vi) term of the option; (vii) exercise price and (viii) participation.

      -     Employee stock purchase plans.

      - All other SHP regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

      - These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

      LORD, ABBETT & CO. LLC ("LORD ABBETT") - Lord Abbett has a Proxy Committee that is responsible for establishing voting policies and for the oversight of the proxy voting process. The Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Lord Abbett has also retained ISS to analyze proxy issues and recommend voting and to provide assistance in the administration of the proxy voting process, including maintaining complete proxy voting records.

      Because Lord Abbett conducts only one business, managing the investment portfolios of clients, they expect the incidence of a potential conflict of interest to be quite limited. If such a conflict does arise, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by the policies, follow the recommendation of ISS.

      Lord Abbett will generally vote in accordance with management's recommendations.

LORD ABBETT GENERALLY VOTES FOR:

      -     "Chewable Pill" provisions.

LORD ABBETT GENERALLY VOTES AGAINST:

      - In large-cap companies, plans that promote short-term performance at the expense of longer-term objectives.

LORD ABBETT GENERALLY VOTES AS MANAGEMENT RECOMMENDS:

      -     Proposals related to social issues.

      LAZARD ASSET MANAGEMENT LLC ("LAZARD") - As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

      Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

      This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-

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approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. RESPONSIBILITY TO VOTE PROXIES

      Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C. GENERAL ADMINISTRATION

      1. OVERVIEW

      Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal / Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard's U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard's Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal / Compliance Department must be present at all Proxy Committee meetings.

      2. ROLE OF THIRD PARTIES

      To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

      ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

      3. VOTING PROCESS

      Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

      Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its

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securities (collectively, "Portfolio Management") is essential. Portfolio
Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

      In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

      ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D. SPECIFIC PROXY ITEMS

      Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

      1. ROUTINE ITEMS

      Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

      -     routine election or re-election of Directors;

      - appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

      -     issues relating to the timing or conduct of annual meetings; and

      -     name changes.

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      2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS

      Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

            A. BOARD OF DIRECTOR AND ITS COMMITTEES

      Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

            - FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

            - FOR a requirement that a substantial majority (e.g. 2/3) of a US or UK company's Directors be independent;

            - ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have independent "key committees" or sufficient independence;

            - FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

            - FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is ON A CASE-BY-CASE BASIS;

            - FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

            - ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

            - AGAINST shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and ON A CASE-BY-CASE BASIS regarding the establishment of shareholder advisory committees.

            - AGAINST shareholder proposals seeking union or special-interest representation on the Board;

            - AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

            - ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

            - AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

            - AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

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            B. ANTI-TAKEOVER MEASURES

      Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

            - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

            - ON A CASE-BY-CASE BASIS regarding shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

            - AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

            -     AGAINST "blank check" preferred stock; and

            - ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

            C. CONDUCT OF SHAREHOLDER MEETINGS

      Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

            -     AGAINST proposals to adjourn meetings;

            - AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

            -     FOR proposals providing for confidential voting;

            - AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

            - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

            -     ON A CASE-BY-CASE BASIS on changes to quorum requirements.

      3. CHANGES TO CAPITAL STRUCTURE

      Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

            - FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

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            -     FOR stock splits and reverse stock splits;

            - ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

            - ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

            - FOR management proposals to adopt or amend dividend reinvestment plans;

            - AGAINST changes in capital structure designed to be used in poison pill plans; and

            - ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

      4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES

      Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

            -     ON A CASE-BY-CASE BASIS regarding all stock option plans;

            - AGAINST restricted stock plans that do not involve any performance criteria;

            -     FOR employee stock purchase plans;

            -     ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

            -     FOR deferred compensation plans;

            - AGAINST proposals to approve executive loans to exercise options;

            -     AGAINST proposals to re-price underwater options;

            - ON A CASE-BY-CASE BASIS regarding shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

            - AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

      5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS

      Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

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      6. SOCIAL AND POLITICAL ISSUES

      Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

      Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote ON A CASE-BY-CASE BASIS for most social and political issue proposals. Lazard will generally vote FOR the approval of anti-discrimination policies.

E. VOTING NON-U.S. SECURITIES

      Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

      F. CONFLICTS OF INTEREST

      1. OVERVIEW

      Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

      Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

      - Lazard Freres & Co. LLC ("LF&Co."), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

      - Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

      - Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

      - A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

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      2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS

      All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.

      ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LF&Co. and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

      Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

      3. MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS

      Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

            A. WHERE APPROVED GUIDELINE IS FOR OR AGAINST

      Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

      If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

      If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

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            B. WHERE APPROVED GUIDELINE IS CASE-BY-CASE

      In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

      If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS's Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G. REVIEW OF POLICY

      The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

POLICY:

      As a fiduciary, LAM is obligated to vote proxies in the best interests of its clients. LAM has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. LAM has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of the Policy. LAM manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, LAM's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, LAM must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

PROCEDURES:

      Administration and Implementation of Proxy Voting Process. LAM's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to LAM's Chief Operating Officer. Oversight of the process is provided by LAM's Legal/Compliance Department and by a Proxy Committee consisting of senior LAM officers. To assist it in its proxy-voting responsibilities, LAM currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides LAM with its independent analysis and recommendation

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regarding virtually every proxy proposal that LAM votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

LAM's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that LAM should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. LAM believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with LAM's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, LAM will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services ("ISS"). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, LAM will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, LAM will follow the recommendation of ISS's Proxy Advisor Service.

Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. LAM's Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund's annual and semi-annual report to shareholders and in its Statement of Additional Information ("SAI"), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC's website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

      -

LOOMIS, SAYLES & COMPANY, L.P. ("LOOMIS SAYLES") - Loomis Sayles has established a Proxy Committee composed of representatives of the equity research department, the legal and compliance department, and other employees as needed. The Proxy Committee must review the Proxy Voting Policies and Procedures at least annually. Loomis Sayles uses the services of third party Proxy Voting Services to research and administer its votes on proxies. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

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Loomis Sayles has established several policies to ensure that proxies are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in its Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review of any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to the conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

LOOMIS SAYLES GENERALLY VOTES FOR:

      -     MP to reduce the par value of common stock.

      - Proposals for Omnibus Budget Reconciliation Act ("OBRA") compensation plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
            Section 162(m) of OBRA.

      - Amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

      - Cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

      -     Proposals that request expensing of stock options.

LOOMIS SAYLES GENERALLY VOTES AGAINST:

      -     Dual class exchange offers and dual class recapitalizations.

      - Stock option plans which expressly permit the repricing of underwater options.

      -     Proposals to make all stock options performance based.

      - Stock option plans that could result in an earnings dilution above the company specific cap considered by ISS.

      - Proposals to link all executive or director variable compensation to performance goals.

LOOMIS SAYLES GENERALLY VOTES ON A CASE-BY-CASE BASIS:

      - Proposals to amend existing OBRA plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) of OBRA.

      -     Proposals to ratify or cancel golden or tin parachutes.

      -     Proposals concerning all proxy contest defenses.

      -     SHP seeking preemptive rights.

      -     Spin-offs.

      -     Asset sales.

      -     Liquidations.

      -     Election of mutual fund trustees.

      -     Mutual fund investment advisory agreements.

      -     Proposals to amend mutual fund fundamental investment restrictions.

      -     Mutual fund distribution agreements.

LOOMIS SAYLES GENERALLY FOLLOWS THE RECOMMENDATION OF PROXY VOTING SERVICES ON:

      - Social and environmental issue proposals (the Committee may decide to vote on a case-by-case basis if the Committee determines that a particular proposal could have a significant impact on an industry or an issuer).

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J. & W. SELIGMAN & CO. INCORPORATED ("SELIGMAN") - Under the supervision of
Seligman, one or more independent third parties votes proxies of portfolio companies based on Seligman's criteria of what is in the best financial interests of each advisory account. In the case of social and political responsibility issues, which do not involve financial considerations, it is not possible to fairly represent the diverse views of Seligman's advisory accounts and, thus, Seligman's policy generally is to abstain from voting on these issues, unless an advisory account has provided other instructions. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the advisory account's portfolios will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to guidelines (the "Seligman Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A brief description of the Seligman Guidelines can be found below.

The Committee was established to set policy and the Seligman Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by Seligman's Chief Investment Officer and includes Seligman's General Counsel and Chief Financial Officer.

Seligman subscribes to a service offered by an independent third party which assists in the tracking, voting and recordkeeping of proxies and provides research on the proposals to be acted upon at shareholder meetings of most of the companies for which securities are held.

Conflicts of Interests. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman or its affiliates. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Seligman Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of its advisory accounts to vote in accordance with the Seligman Guidelines on a particular issue and that certain situations require a deviation from the Seligman Guidelines. Seligman's policies require a member of the Committee to approve any deviation from the Seligman Guidelines. Furthermore, a majority of the Committee's members must approve any deviation of the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee's members must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List by. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals when analyzing potential deviations from the Seligman Guidelines and for those proposals requiring a case-by-case evaluation.

Seligman Guidelines Summary. The Seligman Guidelines are briefly described as follows:

1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

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4.    Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.

5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

6. Seligman will withhold voting for the entire board of directors (or individual directors, as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.    Seligman will vote for proposals to effect stock splits.

9.    Seligman will vote for proposals authorizing share repurchase programs.

10. Seligman will vote against authorization to transact unidentified business at the meeting.

11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Currently, Seligman has entered into ongoing arrangements to disclose the Portfolio's portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc., FactSet and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Portfolio's portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office and administrative services provided by SSBT and the Institutional Shareholder Services Inc. in connection with proxy voting.

All of the above mentioned disclosures are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Portfolio's portfolio holdings pursuant to these arrangements.

      -

      NWQ INVESTMENT MANAGEMENT COMPANY, LLC ("NWQ") - NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client's best interests and without regard to the interests of NWQ or any other client of NWQ. NWQ has established a Proxy Voting Committee to oversee the proxy voting process. Unless the Proxy Voting Committee determines otherwise, proxies will be voted in manner consistent with the proxy voting guidelines established by ISS.

      Where any material conflict of interest has been identified and the matter is covered by the ISS Guidelines, the proxy will be voted in accordance with the Guidelines. Where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the

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Proxy Voting Committee's determination of the manner in which to vote (including the basis for such determination) to the investment company client's Board or its designated committee.

      FAYEZ SAROFIM & CO. ("FAYEZ") - Fayez has adopted the policy of voting all proxies in accordance with its best judgment concerning the economic long-term best interest of the client owning the securities. Specifically, Fayez relies on the business judgment of the Issuer's management and directors and the fiduciary responsibilities that the Issuer's directors have with respect to the Issuer's securities. However, each of management's proposals are reviewed individually and, if Fayez ascertains that the recommendation is not in the shareholders' best interest, the recommendation will not be followed in voting the proxies.

      Additionally, Fayez retains ISS to provide the following with respect to the voting of proxies: (i) analyses of proposals, (ii) vote recommendations,
(iii) vote execution services and (iv) record keeping services. For each particular proxy voted, the Fayez analyst responsible for research coverage of that area will review the proxy statement. The review includes, but is not limited to, consideration of the ISS analyses and the ISS vote recommendations. The analyst then decides how the proxy should be voted. If the analyst's determination differs from the ISS recommendation, the analyst must submit a written explanation of his decision, which is then reviewed and accepted by a member of the Sarofim Investment Adviser's Investment Committee. Should the member of the Committee agree with the analyst, the analyst's vote and recommendation is binding. If the Committee member disagrees with the analyst, the matter is considered by the Committee as a whole. The Investment Committee's decision is final and binding. No one involved in the consideration process may be an Interested Person.

MARSICO CAPITAL MANAGEMENT, LLC ("MCM") - Under MCM's investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders' best interests, we believe that voting proxies in our clients' best economic interest ordinarily means voting with these managements' recommendations.

Although MCM ordinarily will vote proxies with management recommendations, MCM's analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

MCM may process certain proxies in a manner other than by voting them, such as by abstaining from voting or by taking no action on certain proxies. Some examples include, without limitation, proxies issued by companies we have decided to sell, proxies issued for securities we did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management, or when voting may be unduly burdensome or expensive. MCM will not notify clients of these routine abstentions or decisions not to take action.

In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

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MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's proxy voting policy and information about the voting of a client's proxies are available to the client on request.

MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider.

PROCEDURES: MCM INVESTS WITH MANAGEMENTS THAT SEEK SHAREHOLDERS' BEST INTERESTS, AND ORDINARILY VOTES PROXIES WITH MANAGEMENT RECOMMENDATIONS

Under MCM's investment discipline, one of the qualities MCM usually seeks in portfolio companies it invests in for clients is good management. MCM has some confidence that the managements of most companies in which MCM invests for client portfolios seek to serve shareholders' best interests. Because MCM has some confidence in the managements of most portfolio companies, it believes that these managements' decisions and recommendations on issues such as proxy voting ordinarily are likely to be in shareholders' best interests.

Therefore, when portfolio companies in which MCM has invested client funds issue proxies, MCM ordinarily votes the proxies with management recommendations, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of MCM's clients.

MCM may periodically reassess its view of companies' managements. If MCM concludes that a company's management no longer serves shareholders' best interests, MCM may sell its clients' shares of the company. MCM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

PROCEDURES: USE OF AN INDEPENDENT SERVICE PROVIDER

MCM may engage an independent service provider to assist with the administrative and ministerial aspects of proxy voting. The independent service provider may perform functions such as voting proxies for MCM in accordance with MCM's instructions based on MCM's proxy voting policy, maintaining records of proxy votes, and assisting in preparing certain reports. To avoid the possibility that MCM's proxy votes could be affected by potential conflicts of interest that may exist between an independent service provider and a proxy issuer, MCM generally does not follow such a service provider's voting recommendations, or cause such a service provider to vote proxies for MCM based on the service provider's recommendations (although MCM may do so in certain circumstances discussed in "Alternative Procedures for Potential Material Conflicts of Interest" below).

PROCEDURES: VOTING/ABSTENTION/NO ACTION/OTHER EXCEPTIONS

MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed as intended under MCM's Proxy Voting policy and procedures. MCM employs a number of measures, including certain reconciliations and other cross-check procedures, to attempt to verify that proxies are voted or otherwise processed as intended, although such checks may not be feasible or reliable in some cases because of the complexity of the proxy voting process. MCM's ability to vote or otherwise process proxies may be limited by these or other factors, and by MCM's dependence on custodians and independent proxy voting service providers to assist in processing proxies. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely

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manner due to functional limitations of the proxy voting system or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider.

MCM may process some proxies in a manner other than by voting them, such as through a decision to abstain or take no action on such proxies. If MCM has decided to sell the shares of a company, MCM generally may abstain from voting or may take no action on proxies issued by the company. If MCM receives proxies relating to securities acquired as a result of an account transition (such as, without limitation, securities delivered into a newly opened MCM account that were selected by the client or by a previous adviser), MCM generally may choose to abstain from voting or to take no action on the proxies because the related shares may not be retained in the account for a substantial period of time. MCM also may abstain or take no action on proxies issued for other securities that MCM did not select for a client portfolio (such as, without limitation, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than
MCM). MCM generally will not notify clients when any of these types of abstentions (or decisions to take no action) occur.

MCM also may abstain from voting or take no action on proxies in other circumstances. MCM may determine, for example, that abstaining from voting or taking no action on proxies is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, when abstention or taking no action may be the most appropriate response to a proposal, when voting with management may not be in the best economic interests of clients in MCM's view, or as an alternative to voting with management. MCM generally will not notify clients when this type of abstention (or decision to take no action) occurs.

On an exceptions basis, MCM may for other reasons choose to depart from its usual procedure of ordinarily voting proxies as recommended by management. MCM may notify affected clients of such a decision if it is reasonably feasible to do so. The procedures in this policy apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

In certain circumstances, such as when the proponent of a proxy proposal is also a client of MCM, an appearance might arise of a potential conflict between MCM's interests and the interests of affected clients in how the proxies of that issuer are voted.

Because MCM ordinarily votes proxies as recommended by management, no potential conflict of interest could actually affect MCM's voting of the proxies.

Nevertheless, when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity (or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, on the one hand, and BAC or a BAC subsidiary, on the other), and a material conflict of interest between MCM's interests and clients' interests may appear to exist, MCM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve either:

      (i) Directing an independent service provider to cause the proxies to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders that are not MCM clients if the service provider indicates it can do so; or

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      (ii)  Directing the proxies to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies. This procedure will only be used if it can be determined that the independent service provider appears able to make such recommendations in an impartial manner and in the best interests of MCM's clients. In making this determination, MCM may
            (1) require the independent service provider to represent or otherwise demonstrate, each time the service provider makes a voting recommendation upon which MCM proposes to rely, that the service provider faces no conflict of interest with respect to the vote, or
            (2) ask the independent service provider to disclose to MCM relevant facts concerning the firm's relationship with the proxy issuer and certify that the service provider has taken steps to ensure that no actual conflicts exist.

MCM generally will not notify clients if it uses either of these usual procedures to resolve an apparent material conflict of interest. MCM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

In unusual cases, MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

      (i) Notifying affected clients of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit MCM to vote the proxies under its usual policy;

      (ii)  Abstaining from voting, or taking no action on, the proxies; or

      (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

MCM generally would notify affected clients if it is reasonably feasible to do so if it uses one of these alternative procedures to resolve a material conflict of interest.

VOTING BY CLIENT INSTEAD OF MCM

An MCM client may vote its own proxies instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests.

MCM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM's guidelines or with the client's best economic interest in MCM's view.

MCM generally will abstain from voting on or will take no action on proxy votes relating to the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

PERSONS RESPONSIBLE FOR IMPLEMENTING MCM'S POLICY

MCM's Client Services staff has primary responsibility for implementing MCM's proxy voting procedures, including ensuring that proxies are timely submitted. MCM also generally uses a service provider to assist in voting proxies, recordkeeping, and other matters.

MCM's Investment Management Department, including security analysts, routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

RECORDKEEPING

MCM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

      (i)   Copies of all proxy voting policies and procedures;

      (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

      (iii) Records of proxy votes cast on behalf of clients;

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      (iv)  Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

      (v) Written client requests for proxy voting information, and (vi) written responses by MCM to written or oral client requests.

Under MCM's Proxy Voting policy and procedures, MCM will document instances in which it identifies a material conflict of interest, as well as the procedure utilized for resolving the particular conflict. MCM's Client Services Department also documents certain other non-routine proxy voting issues, including: (1) the basis for any decision in which MCM determines to vote against a management recommendation; and (2) any decision to abstain or take no action on a proxy that is intended by MCM to demonstrate divergence from a management recommendation.

MCM will not document other, more routine instances in which it may abstain or take no action on a particular proxy, including certain situations identified in MCM's Proxy Voting policy and procedures. MCM generally will not document, for example, the basis for routine decisions to abstain or take no action on proxies in circumstances when foreign issuers impose burdensome or unreasonable voting, power of attorney. or holding requirements, when MCM has determined to sell a security, when MCM did not select the securities for the client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM), or in other routine situations identified in section 9 above. MCM also cannot document decisions not to vote or otherwise process proxies that were not received in good order, not received in a timely fashion, or otherwise not processed for reasons beyond MCM's control, such as certain situations addressed in section 8 above.

MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

MCM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

All proxy-related records will be maintained in an easily accessible place for five years (and an appropriate office of MCM or a service provider for the first two years).

AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

MCM will initially inform clients of this policy and how a client may learn of MCM's voting record for the client's securities through summary disclosure in
Part II of MCM's Form ADV. Upon receipt of a client's request for more information, MCM will provide to the client a copy of this proxy voting policy and/or how MCM voted proxies for the client during the period since this policy was adopted.

      NFJ INVESTMENT GROUP L.P. AND CADENCE CAPITAL MANAGEMENT LLC ("NFJ/CCM") - Both companies use the proxy voting policies of their parent company, Allianz Global Investors L.P. ("AGI"). NFJ/CCM will act in a manner that is intended to enhance the economic value of the underlying securities. Each adviser has formed a Proxy Committee to oversee the proxy voting process and to approve and monitor the engagement of third parties for assistance with the proxy voting process.

      In order to prevent potential conflicts between AGI affiliates and AGI group companies, all AGI advisers' maintain separate and distinct investment decision-making processes and guidelines, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All AGI

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advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which proxies are voted. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each AGI adviser shall designate an employee or a Proxy Committee member to be responsible for addressing how the AGI adviser resolves such material conflicts of interest with its clients.

NFJ/CCM GENERALLY VOTES FOR:

      -     MP to award director fees.

      - MP to reduce the number of authorized shares of common or preferred stock.

      -     MP to eliminate preemptive rights.

      -     MP to reduce the par value of common stock.

      - SHP that require companies to report on their executive retirement benefits.

      -     SHP that votes to abstain not be considered votes cast.

NFJ/CCM GENERALLY VOTES AGAINST:

      -     MP to indemnify the auditors.

      - MP that include pension fund credits in earnings when determining executive compensation.

      -     MP for dual class exchange offers and dual class recapitalizations.

      - MP that relate to the transaction of such other business which may come before the meeting.

      -     SHP to implement a mandatory retirement age for directors.

      - SHP for mandatory director attendance at the shareholders annual meeting.

      - SHP that require companies to adopt full tenure stock holding periods for executives.

      -     SHP to ban future stock option grants to executives.

      -     SHP requesting that stock options be expensed.

      -     SHP to seek preemptive rights.

      - SHP on restrictions that relate to social, political, special interest, or environmental issues.

NFJ/CCM GENERALLY VOTES ON A CASE-BY-CASE BASIS:

      -     Opting out of disgorgement provisions.

NFJ/CCM GENERALLY ABSTAINS FROM VOTING:

      - When the cost of voting would exceed any anticipated benefit to the client.

      -     In countries where there is "share-blocking."

      WILLIAM BLAIR & COMPANY L.L.C. ("WILLIAM BLAIR") -- William Blair votes proxies solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. A Proxy Administrator will review all proxies that William Blair receives. The Proxy Administrator will vote the proxies according to the Voting Guidelines adopted by William Blair, which, though not exhaustive, are intended to address matters typically arising in proxy votes. For issues not covered by the Voting Guidelines or that are voted on a "Case-by-Case" basis, the Proxy Administrator will consult the Proxy Policy Committee. The Committee will review the issues and vote based on information from the company, internal analysts and third party research sources. In addition, the Proxy Policy Committee will review the Proxy Voting Policy and Procedures annually and will revise these guidelines as appropriate. The Proxy Policy Committee members are currently: Rick Smirl, George Greig, Jim Hering, Neal Seltzer and Ray Teborek.

      William Blair is sensitive to potential conflicts of interest that may arise in the proxy voting process and has identified the following:

      - William Blair has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months.

      - A William Blair principal or employee currently serves on the company's Board of Directors.

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      -     William Blair, its principals, employees and affiliates (including, without limitation, Wilblairco, William Blair Capital Partners Funds and William Blair Mezzanine Funds), in the aggregate, own 1% or more of the company's outstanding shares.

      -     William Blair is a client of the Investment Management Department.

      Should one of the above listed conflicts of interest arise, the Proxy Policy Committee will continue to follow the Voting Guidelines where a "For" or "Against" vote is indicated and will vote consistent with recommendations provided by ISS where the Voting Guidelines have no recommendation or indicate a "Case-by-Case" vote.

      A summary of select portions of the Voting Guidelines is provided below.

WILLIAM BLAIR GENERALLY VOTES FOR:

      - Approval of financial statements and director and auditor reports, unless there are concerns about the procedures used or the company is not responsive to shareholder questions.

      - The appointment or reelection of statutory auditors, unless there are serious concerns about the statutory reports presented or audit procedures used or the auditors have previously served the company in an executive capacity.

      - Approval of the allocation of income, unless the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company's financial position.

      -     Most stock (scrip) dividend proposals.

      - Mergers and acquisitions unless the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group.

      - Resolutions to expand business activities unless the new business takes the company into risky areas.

      - Shareholder proposals that would improve the company's corporate governance or business profile.

      -     Proposals to fix board size.

      - Share issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

      - Share issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

      - Nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with les than 30% of its new authorization outstanding.

      - Specific proposals to increase authorized capital to any amount, unless the increase would leave the company with les than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

      - Proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

      - Resolutions that seek to maintain or convert to a one share, one vote capital structure.

      - The creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

      - The creation/issuance of convertible preferred stock and convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

      - Proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of existing shareholders.

      - Share repurchase plans and requests to reissue any repurchased shares, unless clear evidence of past abuse of authority is available or the plan contains no safeguards against selective buybacks.

      - Requests to capitalize reserves for bonus issues of shares or to increase par value.

      - Resolutions to change a company's fiscal term unless the motivation is to postpone its Annual General Meeting.

      - Management nominees in the election of directors, unless there are clear concerns about the past performance of the company or board.

      - Individual nominees in the election of directors, unless there are specific concerns about the individual.

      - Proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

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      -     Discharge of the board and management unless there are serious questions about actions of the board or management for the year in question or legal action is being taken against the board by other shareholders.

WILLIAM BLAIR GENERALLY VOTES AGAINST:

      - The appointment of external auditors who have previously served the company in an executive capacity or are otherwise affiliated.

      - Proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

      - Mergers and acquisitions if the companies do not provide sufficient information upon request to make an informed decision.

      - Compensation plans if the plans include specific provisions allowing for the repricing of options at the board's discretion.

      - All anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

      - Shareholder proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

      -     Proposals to indemnify auditors.

      - The introduction of classified boards and mandatory retirement ages for directors.

      - Proposals to alter board structure or size in the context of a fight for control of the company or the board.

      -     Proposals to adopt unlimited capital authorizations.

      - Requests for the creation or continuation of dual class capital structures or the creation of new or additional super voting shares.

      - The creation of a new class of preference shares that would carry superior voting rights to the common shares.

      - The creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

      - Resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

      -     "Other business" when it appears as a voting item.

      - Shareholder nominees for director elections unless they demonstrate a clear ability to contribute positively to board deliberations.

      - Individual directors if they cannot provide an explanation for repeated absences at board meetings.

      - Proposals to introduce retirement benefits for non-executive directors.

WILLIAM BLAIR GENERALLY VOTES ON A CASE-BY-CASE BASIS FOR:


      -     Amendments to the articles of association.

      -     Proposals to waive mandatory takeover bid requirements.

      -     Re-incorporation proposals.

      -     Related-party transactions.

      -     Compensation plans.

      -     All shareholder proposals.

      - Proposals seeking indemnification and liability protection for directors and officers.

      - All specific share issuance requests, with or without preemptive rights.

      - Proposals to reduce capital in connection with corporate restructuring.

      -     Proposals to increase blank check preferred authorizations.

      - Nonconvertible debt issuance requests, with or without preemptive rights.

      -     Proposals to approve the pledging of assets for debt.

      -     Proposals to approve increases in a company's borrowing powers.

      -     Reorganizations and restructurings.

      -     Proposals to amend quorum requirements for shareholder meetings.

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      -     Non-executive director compensation proposals that include both cash and share-based components or that bundle compensation.

      DELAWARE MANAGEMENT BUSINESS TRUST ("DELAWARE") -

If and when proxies need to be voted on behalf of the Fund, Delaware will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). Delaware has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Delaware's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Delaware to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Delaware has contracted with ISS to analyze proxy statements on behalf of the Fund and other Delaware clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote.

      The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Delaware will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Delaware will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

      Delaware has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Delaware receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Delaware to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Delaware during the proxy voting process. In the very limited instances where Delaware is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Delaware or affiliated persons of Delaware. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

DELAWARE GENERALLY VOTES FOR:

      -     SHP asking that a majority or more of directors be independent.

      - Debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      - Proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

      - MP to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      - Reports on the level of greenhouse gas emissions from a company's operations and products.

      - Proposals requesting the company to report on its policies and practices related to social, environmental and economic sustainability.

DELAWARE GENERALLY VOTES AGAINST:

      -     Proposals to require a supermajority shareholder vote.

      - Proposals to create a new class of common stock with superior voting rights.

DELAWARE GENERALLY VOTES ON A CASE-BY-CASE BASIS:

      - Mergers and acquisitions, determining whether the transaction enhances shareholder value.

      -     Management compensation plans.

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      FRANKLIN PORTFOLIO ADVISORS ("FRANKLIN") - Franklin has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon Franklin's instructions and/or Proxy Voting Policies and Procedures (Policies) adopted by Franklin.

      To assist it in analyzing proxies, Franklin subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, Franklin subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Franklin does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of Franklin's ultimate decision. Franklin votes proxies solely in the interests of the Trust and its shareholders. As a matter of policy, the officers, directors/trustees and employees of Franklin and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Trust and its shareholders. All conflicts are resolved in the interests of Franklin's clients. In situations where Franklin perceives a material conflict of interest, Franklin may: disclose the conflict to the Trust's board of trustees; defer to the voting recommendation of the Trust's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Trust and its shareholders.

      The recommendation of management on any issue is a factor which Franklin considers in determining how proxies should be voted, but is not determinative of Franklin's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Franklin will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

      MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES Franklin has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and Franklin cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

      Board of directors. Franklin supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Franklin will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Franklin may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Franklin will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

      Ratification of auditors of portfolio companies. In light of several high profile accounting scandals, Franklin will closely scrutinize the role and performance of auditors. On a case-by-case basis, Franklin will examine proposals relating to non-audit relationships and non-audit fees. Franklin will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

      Management and director compensation. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. Franklin evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative

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model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. Franklin will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Franklin will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

      Severance compensation arrangements will be reviewed on a case-by-case basis, although Franklin will generally oppose "golden parachutes" that are considered to be excessive. Franklin will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. Franklin will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

      Anti-takeover mechanisms and related issues. Franklin generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, Franklin may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Trust or its shareholders' interests. Franklin generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. Franklin will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. Franklin generally opposes any supermajority voting requirements as well as the payment of "greenmail." Franklin generally supports "fair price" provisions and confidential voting.

      Changes to capital structure. Franklin will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. Franklin will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Franklin will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

      Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. Franklin will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

      Social and corporate policy issues. Franklin will generally give management discretion with regard to social, environmental and ethical issues, although Franklin may vote in favor of those that are believed to have significant economic benefits or implications for the Trust and its shareholders.

      Global corporate governance. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, Franklin must be more flexible in these instances and must be mindful of the varied market practices of each region.

      Franklin will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Franklin cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. Franklin may abstain from voting under certain circumstances or vote against items such as "Other Business" when Franklin is not given adequate information from the company.

      KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC ("KAYNE") - KAR acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. The firm casts such proxy votes for the sole purpose of extending benefits to such participants and beneficiaries while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

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      KAR votes all proxies so as, in its opinion, to maximize shareholder value which is defined as long-term value accretion through dividend and price appreciation. In addition, the firm's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, the firm tends to vote non-shareholder value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

      As an integral part of the investment process and where authorized by its clients, the Adviser has the responsibility for voting proxies. To assist in analyzing proxies, the Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations.

      KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of our investment clients, KAR will override an ISS recommendation. An appropriate member of senior management will approve the override. All proxy voting is executed by the Corporate Actions Department under the supervision of the Director of Operations.

      To fulfill its fiduciary duty in voting client proxies, the firm ensures that (i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; (ii) all proxy votes are cast.

      To ensure that all proxy votes are cast, the Corporate Actions Department reviews the number of votes cast with the number of shares held by such clients.

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                                     PART C

ITEM 23. EXHIBITS.

DESCRIPTION

(a)     Declaration of Trust of MLIG Variable Insurance Trust (the "Trust"). (1)

(b)     Not Applicable.

(c)     Not Applicable.

(d)(1) Management Agreement between the Trust on behalf of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Levin Large Cap Value Portfolio, Roszel/ MLIM Relative Value Portfolio, Roszel/Sound Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/ Rittenhouse Large Cap Growth Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Valenzuela Mid Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Growth Portfolio, Roszel/Seneca Mid Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/PIMCO Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/JP Morgan Small Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/Credit Suisse International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/MLIM Fixed-Income Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio and Roszel Advisors, LLC. (2)

        (a) Amendment No. 1 to the Management Agreement between the Trust, on behalf of Roszel/Neuberger Berman Small Cap Growth Portfolio and Roszel Advisors, LLC (3)

        (b) Amendment No. 2 to the Management Agreement between the Trust, on behalf of Roszel/Sound Large Cap Core Portfolio and Roszel Advisors, LLC. (6)

        (c) Amendment No. 3 to the Management Agreement between the Trust, on behalf of Roszel/Credit Suisse International Portfolio and Roszel Advisors, LLC. (6)

(d)(2) Management Agreement between the Trust on behalf of Roszel/Lord Abbett Affiliated Portfolio, Roszel/PIMCO CCM Capital Appreciation Portfolio and Roszel/Delaware Trend Portfolio and Roszel Advisors, LLC. (3)

(d)(3) Investment Subadvisory Agreement between Roszel Advisors, LLC and Cadence Capital Management LLC respecting the Roszel/Allianz CCM Capital Appreciation Portfolio filed herewith.

(d)(4) Investment Subadvisory Agreement between Roszel Advisors, LLC and Delaware Management Company respecting Roszel/Delaware Small Mid-Cap Growth Portfolio. (3)

(d)(5) Investment Subadvisory Agreement between Roszel Advisors, LLC and Delaware Management Company respecting Roszel/Delaware Trend Portfolio. (3)

(d)(6) Investment Subadvisory Agreement between Roszel Advisors, LLC and Lord, Abbett & Co. respecting Roszel/Lord Abbett Affiliated Portfolio. (3)

(d)(7) Investment Subadvisory Agreement for Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio, Roszel/MLIM Relative Value Portfolio, Roszel/MLIM Fixed-Income Portfolio, Roszel/Sound Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Seneca Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Portfolio and Roszel/Valenzuela Mid Cap Value Portfolio. (3)

(d)(8) Investment Subadvisory Agreement between Roszel Advisors, LLC and Nicholas-Applegate Capital Management, LLC respecting
        Roszel/Nicholas-Applegate Large Cap Growth Portfolio. (2)

(d)(9) Investment Subadvisory Agreement between Roszel Advisors, LLC and Rittenhouse Financial Services, Inc. respecting Roszel/Rittenhouse Large Cap Growth Portfolio. (2)

(d)(10) Investment Subadvisory Agreement between Roszel Advisors, LLC and J. &
        W. Seligman & Co. Incorporated respecting Roszel/Seligman Mid Cap Growth Portfolio. (2)

(d)(11) Investment Subadvisory Agreement between Roszel Advisors, LLC, PIMCO Advisory Services Holdings LLC, and NFJ Investments Group L.P. respecting Roszel/PIMCO Small Cap Value Portfolio. (2)

(d)(12) Investment Subadvisory Agreement between Roszel Advisors, LLC and J.P. Morgan Fleming Asset Management (USA) Inc. respecting Roszel/JP Morgan Small Cap Growth Portfolio. (2)

(d)(13) Investment Subadvisory Agreement between Roszel Advisors, LLC and Lazard Asset Management respecting Roszel/Lazard International Portfolio. (2)

(d)(14) Investment Subadvisory Agreement between Roszel Advisors, LLC and Credit Suisse Asset Management, LLC respecting Roszel/Credit Suisse International Portfolio. (2)

(d)(15) Investment Subadvisory Agreement between Roszel Advisors, LLC and Fayez Sarofim & Co. respecting Roszel/Fayez Sarofim Large Cap Core
        Portfolio. (5)

(d)(16) Investment Subadvisory Agreement between Roszel Advisors, LLC and William Blair & Company, L.L.C. respecting Roszel/William Blair International Portfolio. (5)

(d)(17) Investment Subadvisory Agreement between Roszel Advisors, LLC and Franklin Templeton Portfolio Advisors, Inc. respecting Roszel/Franklin Mid Cap Growth Portfolio. (6)

(d)(18) Investment Subadvisory Agreement between Roszel Advisors, LLC and Kayne Anderson Rudnick Investment Management, LLC respecting Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio. (6)


(d)(19) Investment Subadvisory Agreement between Roszel Advisors, LLC and Alliance Capital Management, L.P. respecting the Roszel/Alliance Large Cap Core Portfolio filed herewith.

(d)(20) Investment Subadvisory Agreement between Roszel Advisors, LLC and Loomis, Sayles & Company, L.P. respecting the Roszel/Loomis Sayles Large Cap Growth Portfolio filed herewith.

(d)(21) Investment Subadvisory Agreement between Roszel Advisors, LLC and Marsico Capital Management, LLC respecting the Roszel/Marsico Large Cap Growth Portfolio filed herewith.

(d)(22) Form of Investment Subadvisory Agreement between Roszel Advisors, LLC and JPMorgan Investment Management, Inc. respecting the Roszel/JP Morgan Multi-Cap Market Neutral Portfolio filed herewith.

(e) Distribution Agreement between the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS"). (3)

        (1) Amendment No. 1 to the Distribution Agreement between the Trust on behalf Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and MLPFS. (3)

(f)     Not Applicable.

(g)     Custody Agreement between the Trust and JPMorgan Chase Bank. (2)

        (1) Amendment No. 1 to the Custody Agreement between the Trust on behalf of Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and JPMorgan Chase Bank. (3)

(h)(1) Mutual Funds Service Agreement between the Trust and J.P. Morgan Investor Services Co. (2)

        (a) Amendment No. 1 to the Mutual Funds Service Agreement between the Trust on behalf of Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and J.P. Morgan Investor Services Co. (3)

        (b) Amendment No. 2 to the Mutual Funds Service Agreement between the Trust and J.P. Morgan Investor Services Co. (7)

(h)(2) Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Trust and Financial Data Services, Inc. (2)

        (a) Amendment No. 1 to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Trust on behalf of Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and Financial Data Services, Inc. (3)

        (b) Amendment No. 2 to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Trust and Financial Data Services, Inc. (6)

(i)(2)  Consent of Sutherland Asbill & Brennan LLP filed herewith.

(j)     Consent of Deloitte & Touche LLP filed herewith.

(k)     Not Applicable.

(1)     Not Applicable.

(m)     Not Applicable.

(n)     Not Applicable.

(p)(1)  Code of Ethics for the Trust and Roszel Advisors, LLC. (2)

(p)(2)  Code of Ethics for NWQ Investment Management Company, LLC. (6)

(p)(3)  Code of Ethics for John A. Levin & Co., Inc. (4)

(p)(4)  Code of Ethics for Merrill Lynch Investment Managers, L.P. (2)

(p)(5)  Code of Ethics for Sound Capital Partners. (2)

(p)(6)  Code of Ethics for INVESCO-National Asset Management Group.(5)

(p)(7) Code of Ethics for Nicholas-Applegate Capital Management, LLC is incorporated herein by reference to Nicholas-Applegate Institutional Funds' registration statement on Form N-1A (registration No. 333-71469) filed March 17, 2004.

(p)(8)  Code of Ethics for Rittenhouse Financial Services, Inc. (2)

(p)(9) Code of Ethics for Seneca Capital Management LLC is incorporated herein by reference to Phoenix-Seneca Funds' registration statement on Form N-1A (registration No. 033-65137) filed January 25, 2002.

(p)(10) Code of Ethics for Valenzuela Capital Partners LLC is incorporated herein by reference to post-effective amendment No. 3 to Valenzuela Capital Trust's registration statement on Form N-1A (registration No. 333-81561) filed September 29, 2000.

(p)(11) Code of Ethics for J. & W. Seligman & Co. Incorporated. (5)

(p)(12) Code of Ethics for PIMCO Advisory Services Holdings LLC, Cadence Capital Management, LLC and NFJ Investments Group L.P. (5)

(p)(13) Code of Ethics for Delaware Management Company. (5)

(p)(14) Code of Ethics for J.P. Morgan Fleming Asset Management (USA) Inc. is incorporated herein by reference to J.P. Morgan Funds' registration statement on Form N-1A (registration No. 033-54632) filed November 28, 2001.

(p)(15) Code of Ethics for Lazard Asset Management LLC is incorporated herein by reference to post-effective amendment No. 20 to Lazard Funds Inc.'s registration statement on Form N-1A (registration No. 33-40682) filed August 15, 2000.

(p)(16) Code of Ethics for Credit Suisse Asset Management, LLC. (2)

(p)(17) Code of Ethics for Fayez Sarofim & Co. (5)

(p)(18) Code of Ethics for William Blair & Company, L.L.C. (5)


(p)(19) Code of Ethics for Alliance Capital Management, L.P. filed herewith.

(p)(20) Code of Ethics for Loomis, Sayles & Company, L.P. filed herewith.

(p)(21) Code of Ethics for Marsico Capital Management, LLC filed herewith.

(p)(22) Code of Ethics for JPMorgan Investment Management, Inc. filed herewith.

(p)(23) Code of Ethics for Kayne Anderson Rudnick Investment Management, LLC filed herewith.


(p)(24) Code of Ethics for Franklin Templeton Portfolio Advisors, Inc. filed herewith.

(q)     Powers of Attorney (7)



-------------


(1) Incorporated herein by reference to registrant's initial registration statement on Form N-1A (registration file No. 333-83074) filed February 20, 2002.

(2) Incorporated herein by reference to registrant's pre-effective amendment No. 2 to the registration statement on Form N-1A (registration file No. 333-83074) filed June 7, 2002.

(3) Incorporated herein by reference to post-effective amendment No. 2 to registrant's registration statement on Form N-1A (registration file No. 333-83074) filed April 25, 2003.

(4) Incorporated herein by reference to post-effective amendment No. 3 to registrant's registration statement on Form N-1A (registration file No. 333-83074) filed April 28, 2004.

(5) Incorporated herein by reference to post-effective amendment No. 4 to registrant's registration statement on Form N-1A (registration file No. 333-83074) filed February 23, 2005.

(6) Incorporated herein by reference to post-effective amendment No. 5 to registrant's registration statement on Form N-1A (registration file No. 333-83074) filed April 29, 2005.

(7) Incorporated herein by reference to post-effective amendment No. 6 to registrant's registration statement on Form N-1A (registration file No. 333-83074) filed February 15, 2006.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

        The list required by this Item, which includes the subsidiaries of Merrill Lynch & Co., Inc. ("ML"), is incorporated herein by reference to Exhibit 21, "Subsidiaries of the Registrant" of the Form 10-K405 filed by ML pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (SEC File No. 1-07182) for the fiscal year ended December 31, 2005 (the "Form 10-K").

ITEM 25. INDEMNIFICATION.

        As a Delaware business trust, the operations of Registrant are governed by its Declaration of Trust dated February 19, 2002 (the "Declaration of Trust"). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It nevertheless is possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

        To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (a) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (b) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (c) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (a) a court refuses to apply Delaware law; (b) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (c) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

        The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities

(other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

        Reference is made to "Investment Management" in the Prospectuses forming Part A, and "Investment Advisory and Other Services" in the Statement of Additional Information forming Part B, of this registration statement.

        Incorporated herein by reference to Schedules A and D of the Form ADV filed by Roszel Advisors, LLC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (SEC File No. 801-61171).

        The list required by this Item for Lord, Abbett & Co. LLC ("Lord Abbett"), the investment subadviser to the Roszel/Lord Abbett Affiliated Portfolio, Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Lord Abbett Government Securities Portfolio, and Roszel/Lord Abbett Bond Debenture Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Lord Abbett pursuant to the Advisers Act (SEC File No. 801-6997).

        The list required by this Item for John A. Levin & Co., Inc. ("Levin"), the investment subadviser to the Roszel/Levin Large Cap Value Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Levin pursuant to the Advisers Act (SEC File No. 801-52602).

        The list required by this Item for Merrill Lynch Investment Managers, L.P., ("MLIM") the investment subadviser to the Roszel/MLIM Relative Value Portfolio and Roszel/MLIM Fixed Income Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by MLIM pursuant to the Advisers Act (SEC File No. 801-11583).

        The list required by this Item for INVESCO-National Asset Management Group ("INVESCO-NAM"), the investment subadviser to the Roszel/INVESCO-NAM Large Cap Core Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by INVESCO-NAM pursuant to the Advisers Act (SEC File No. 801-33949).

        The list required by this Item for Nicholas-Applegate Capital Management, LLC ("Nicholas-Applegate"), the investment subadviser to the Roszel/Nicholas-Applegate Large Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Nicholas-Applegate pursuant to the Advisers Act (SEC File No. 801-21442).

        The list required by this Item for Rittenhouse Financial Services, Inc. ("Rittenhouse"), the investment subadviser to the Roszel/Rittenhouse Large Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Rittenhouse pursuant to the Advisers Act (SEC File No. 801-18394).

        The list required by this Item for Seneca Capital Management LLC ("Seneca"), the investment subadviser to the Roszel/Seneca Large Cap Growth Portfolio and Roszel/Seneca Mid Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Seneca pursuant to the Advisers Act (SEC File No. 801-51559).

        The list required by this Item for Valenzuela Capital Partners LLC ("Valenzuela"), the investment subadviser to the Roszel/Valenzuela Mid Cap Value Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Valenzuela pursuant to the Advisers Act (SEC File No. 801-35519).

        The list required by this Item for J. & W. Seligman & Co. Incorporated ("Seligman"), the investment subadviser to the Roszel/Seligman Mid Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Seligman pursuant to the Advisers Act (SEC File No. 801-15798).

        The list required by this Item for NWQ Investment Management Company ("NWQ"), the investment subadviser to the Roszel/NWQ Small Cap Value Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by NWQ pursuant to the Advisers Act (SEC File No. 801-42159).

        The list required by this Item for PIMCO Advisory Services Holdings LLC ("PIMCO"), the investment subadviser to the Roszel/PIMCO Small Cap Value Portfolio and the Roszel/PIMCO CCM Capital Appreciation Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-60575).

        The list required by this Item for NFJ Investments Group L.P. ("NFJ"), the investment subadviser to the Roszel/PIMCO Small Cap Value Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by NFJ pursuant to the Advisers Act (SEC File No. 801-47940).

        The list required by this Item for Cadence Capital Management ("Cadence"), the investment subadviser to the Roszel/PIMCO CCM Capital Appreciation Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Cadence pursuant to the Advisers Act (SEC File No. 801-48186).

        The list required by this Item for Delaware Management Company ("Delaware Management"), the investment subadviser to the Roszel/Delaware Trend Portfolio and the Roszel/Delaware Small-Mid Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Delaware Management pursuant to the Advisers Act (SEC File No. 801-32108).

        The list required by this Item for J.P. Morgan Fleming Asset Management
(USA) Inc. ("JPMFAM"), the investment subadviser to the Roszel/JP Morgan Small Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by JPMFAM pursuant to the Advisers Act (SEC File No. 801-50256).

        The list required by this Item for Lazard Asset Management ("Lazard"), the investment subadviser to the Roszel/Lazard International Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Lazard pursuant to the Advisers Act (SEC File No. 801-6568).

        The list required by this Item for Fayez Sarofim & Co. ("Fayez"), the investment subadviser to the Roszel/Fayez Sarofim Large Cap Core Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Fayez pursuant to the Advisers Act (SEC File No. 801-1725).

        The list required by this Item for William Blair & Company, L.L.C. ("William Blair"), the investment subadviser to the Roszel/William Blair International Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by William Blair pursuant to the Advisers Act (SEC File No. 801-688).

        The list required by this Item for Franklin Templeton Portfolio Advisors, Inc., the investment subadviser to the Roszel/Franklin Mid Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Franklin Templeton pursuant to the Advisers Act (SEC File No. 801-13802).

        The list required by this Item for Kayne Anderson Rudnick Investment Management, LLC, the investment subadviser to the Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio, is incorporated herein by reference to Schedules
A and D of the Form ADV filed by Kayne Anderson Rudnick pursuant to the Advisers Act (SEC File No. 801-24241).


      The list required by this Item for Alliance Capital Management, L.P., the investment subadviser to the Roszel/Alliance Large Cap Core Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Alliance Capital Management, L.P. pursuant to the Advisers Act (SEC File No. 801-56720).

      The list required by this Item for Loomis, Sayles & Company, L.P., the investment subadviser to the Roszel/Loomis Sayles Large Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Loomis, Sayles & Company, L.P. pursuant to the Advisers Act (SEC File No. 801-170).

      The list required by this Item for Marsico Capital Management, LLC, the investment subadviser to the Roszel/Marsico Large Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Marsico Capital Management, LLC pursuant to the Advisers Act (SEC File No. 801-54914).

      The list required by this Item for JPMorgan Investment Advisors, Inc., the investment subadviser to the Roszel/JP Morgan Multi-Cap Market Neutral Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by JPMorgan Investment Advisors, Inc. pursuant to the Advisers Act (SEC File No. 801-40060).


ITEM 27. PRINCIPAL UNDERWRITERS

        (a)     MLPFS serves as the principal underwriter for the Trust.

        (b) The information required by this Item 27 for MLPFS is incorporated herein by reference to Schedule A of Form BD filed by MLPFS pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-007221).

        (c)     Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

        All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Trust; Roszel Advisors, LLC, 1300 Merrill Lynch Drive, Pennington, New Jersey 08534; JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017; J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108-3913; and Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 29. MANAGEMENT SERVICES.

        Except as set forth in the Prospectuses constituting Part A of the registration statement and under the caption "Investment Advisory and Other Services" in the statement of additional information constituting Part B of the registration statement, the registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 ("Securities Act") and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused Post-Effective Amendment No. 7/9 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Hopewell, and State of New Jersey, on the 27th day of April, 2006.

                                          MLIG Variable Insurance Trust


                                          By:   /s/ Deborah J. Adler
                                                Deborah J. Adler
                                                President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Deborah J. Adler          President                             April 27, 2006
-----------------------       (Principal Executive Officer)
Deborah J. Adler


/s/ Robert M. Bordeman *      Trustee                            April 27, 2006
-----------------------
Robert M. Bordeman


/s/ Lisa Wilhelm Haag*        Trustee                            April 27, 2006
-----------------------
Lisa Wilhelm Haag


/s/ Kevin J. Tierney *        Trustee                            April 27, 2006
-----------------------
Kevin J. Tierney


/s/ Jerome Davies             Treasurer and Chief Financial      April 27, 2006
-----------------------       Officer (Principal Financial and
Jerome Davies                 Accounting Officer)


/s/ Barry G. Skolnick
-----------------------
*By: Barry G. Skolnick
     Pursuant to Power of Attorney

                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER                 DESCRIPTION
--------------            ------------

23 (d)(3)                 Investment Subadvisory Agreement between Roszel
                          Advisors, LLC and Cadence Capital Management LLC
                          respecting the Roszel/Allianz CCM Capital Appreciation
                          Portfolio

23 (d)(19)                Investment Subadvisory Agreement between Roszel
                          Advisors, LLC and Alliance Capital Management, L.P.
                          respecting the Roszel/Alliance Large Cap Core
                          Portfolio

23 (d)(20)                Investment Subadvisory Agreement between Roszel
                          Advisors, LLC and Loomis, Sayles & Company, L.P.
                          respecting the Roszel/Loomis Sayles Large Cap Growth
                          Portfolio

23 (d)(21)                Investment Subadvisory Agreement between Roszel
                          Advisors, LLC and Marsico Capital Management, LLC
                          respecting the Roszel/Marsico Large Cap Growth
                          Portfolio

23 (d)(22)                Investment Subadvisory Agreement between Roszel
                          Advisors, LLC and JPMorgan Investment Management, Inc.
                          respecting the Roszel/JP Morgan Multi-Cap Market
                          Neutral Portfolio

23 (i)(2)                 Consent of Sutherland Asbill & Brennan LLP

23 (j)                    Consent of Deloitte & Touche LLP

23 (p)(19)                Code of Ethics for Alliance Capital Management, L.P.

23 (p)(20)                Code of Ethics for Loomis, Sayles & Company, L.P.

23 (p)(21)                Code of Ethics for Marsico Capital Management, LLC.

23 (p)(22)                Code of Ethics for JPMorgan Investment Management,
                          Inc.

23 (p)(23)                Code of Ethics for Kayne Anderson Rudnick Investment
                          Management, LLC

23 (p)(24)                Code of Ethics for Franklin Templeton Portfolio
                          Advisors, Inc.